As filed with the Securities and Exchange Commission on May 19, 1997
                                                    Registration No. 33-89506


                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             --------

                             FORM N-2
    /X/ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
           / / Pre-Effective Amendment No.
                                          --------

           / / Post-Effective Amendment No.      2
                                          --------

                 BERTHEL GROWTH & INCOME TRUST I
        (Exact Name of Registrant as Specified in Charter)

                      100 Second Street, S.E.
                     Cedar Rapids, Iowa 52401
        (Address of Principal Executive Office)(Zip Code)
Registrant's Telephone Number, Including Area Code:  (319) 365-2506

                         Thomas J. Berthel
                     Berthel Fisher & Company
                     100 Second Street, S.E.
                     Cedar Rapids, Iowa 52401
             (Name and Address of Agent for Service)

                   COPIES TO: Michael K. Denney
                      Bradley & Riley, P.C.
                      100 First Street, S.W.
                     Cedar Rapids, Iowa 52404

Approximate Date of Proposed Public Offering:     June 21, 1995

                             --------

     If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box: /X/

      CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

                                     Proposed Maximum         Proposed Maximum
Title of Securities   Amount Being    Offering Price     Aggregate       Amount of
 Being Registered      Registered      Per Unit(1)     Offering Price  Registration Fee
-------------------   ------------    --------------   --------------  ----------------
Interest in Trust     50,000 Shares(2)      $5,000     $50,000,000      $17,241.38

(1) The minimum required purchase is five (5) Shares (one Unit) or two (2) shares for individual retirement accounts. The offering price per Share is $1,000.

(2) This Registration Statement includes 25,000 shares to cover over-allotments, if any, pursuant to an over-allotment option granted to the Dealer Manager.

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                        BERTHEL GROWTH & INCOME TRUST I
                              Cross Reference Sheet
                                    Form N-2


Item
No.  Item Caption                                 Location in Prospectus
---- -------------------------------------------  ------------------------------------------------
PART A - INFORMATION REQUIRED IN A PROSPECTUS
  1  Outside Cover Page. . . . . . . . . . . . .  Outside Cover Page; Inside Front Cover Page
  2  Inside Front and Outside Back Cover Page. .  Inside Front Cover
  3  Fee Table and Synopsis. . . . . . . . . . .  Fee Table and Expenses Summary;
                                                  Prospectus Summary; Inside Front Cover
  4  Financial Highlights. . . . . . . . . . . .  Management's Discussion and Analysis of
                                                  Financial Condition and Results of
                                                  Operations (Supplement)
  5  Plan of Distribution. . . . . . . . . . . .  Plan of Distribution; Terms of the Offering;
                                                  Compensation and Fees; Conflicts of Interest
  6  Selling Shareholders. . . . . . . . . . . .  Not Applicable
  7  Use of Proceeds . . . . . . . . . . . . . .  Use of Proceeds; Investment Objective
                                                  and Policies
  8  General Description of the Registrant . . .  Cover Page; The Trust; Investment
                                                  Objective and Policies; Management
                                                  Arrangements; Risk Factors
  9  Management. . . . . . . . . . . . . . . . .  Management Arrangements; Plan of
                                                  Distribution; Terms of the Offering;
                                                  Compensation and Fees; Investment
                                                  Objective and Policies
 10  Capital Stock, Long-Term Debt, and Other
     Securities. . . . . . . . . . . . . . . . .  Distribution and Allocations; Summary of
                                                  the Declaration of Trust; Tax Matters; The Trust
 11  Defaults and Arrears on Senior Securities. . Not Applicable
 12  Legal Proceedings . . . . . . . . . . . . .  Not Applicable
 13  Table of Contents of the Statement of
     Additional Information . . . . . . . . . .   Not Applicable

PART B - INFORMATION REQUIRED IN A STATEMENT OF ADDITIONAL INFORMATION
         (INCLUDED IN PROSPECTUS)
 14  Cover Page. . . . . . . . . . . . . . . . .  Cover Page
 15  Table of Contents . . . . . . . . . . . . .  Not Applicable
 16  General Information and History . . . . . .  Not Applicable
 17  Investment Objective and Policies . . . . .  Investment Objective and Policies
 18  Management. . . . . . . . . . . . . . . . .  Management Arrangements
 19  Control Persons and Principal Holders of
     Securities. . . . . . . . . . . . . . . . .  The Trust
 20  Investment Advisory and Other Services. . .  Management Arrangements; Conflicts of
                                                  Interest; Compensation and Fees; Terms
                                                  of the Offering; Investment Objective and
                                                  Policies
 21  Brokerage Allocation and Other Practices. .  Compensation and Fees; Investment
                                                  Objective and Policies
 22  Tax Status. . . . . . . . . . . . . . . . .  Tax Matters
 23  Financial Statements. . . . . . . . . . . .  Financial Statements


PROSPECTUS

                                     [LOGO]

                   UP TO 25,000 SHARES OF BENEFICIAL INTEREST

    BERTHEL GROWTH & INCOME TRUST I (the "Trust") is a Delaware business trust that has elected to be treated as a business development company under the Investment Company Act of 1940. The Trust's investment objective is to achieve long term capital appreciation in the value of its net assets and to achieve current income principally by making debt, mezzanine and equity investments through private placements in small and medium sized privately and publicly owned companies. Securities owned by the Trust will consist primarily of subordinated debt, preferred stock and related equity securities. There is no assurance that the Trust's investment objective will be realized. The trust is not a mutual fund.

    THESE SECURITIES ARE SPECULATIVE AND INVOLVE A HIGH DEGREE OF RISK, INCLUDING THE FOLLOWING (SEE "RISK FACTORS"):

    - The Trust is newly organized and has no operating history.

    - The Trust's investments will often include a debt feature. Debt securities acquired by the Trust will be unrated, and may be classified as junk bonds. Investing in junk bonds involves certain risks. See "Risk Factors."

    - The Trust's investments in Portfolio Companies will be speculative and illiquid and will involve a high degree of business and financial risk. The Trust may invest in Securities of companies that are in financial distress or bankruptcy. No specific investments have currently been identified.

    - Investors must rely on the ability of the Trust Advisor to invest in Portfolio Companies. Investors will not have the opportunity to personally evaluate the relevant factors that pertain to an investment in a Portfolio Company.

    - The offering involves significant conflicts of interest for the Trust Advisor.

    - The Trust Advisor will receive significant fees and other payments in connection with the operation of the Trust. See "Fee Table and Expenses Summary."

    - The Trust is authorized to leverage no more than fifty percent of its total assets; to invest more than fifteen percent of its assets in restricted securities exclusive of debt securities; in relation to 75 percent of its total assets, to invest more than five percent of such assets in any one issuer; and to invest more than fifteen percent of its assets in the securities of issuers that have less than three years continuous operation.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAS THE COMMISSION OR ANY OTHER AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    THE USE OF FORECASTS IN THIS OFFERING IS PROHIBITED. ANY REPRESENTATION TO THE CONTRARY AND ANY PREDICTIONS, WRITTEN OR ORAL, AS TO THE AMOUNT OR CERTAINTY OF ANY PRESENT OR FUTURE CASH BENEFIT OR TAX CONSEQUENCE WHICH MAY FLOW FROM AN INVESTMENT IN THIS PROGRAM IS NOT PERMITTED.

                                                            PRICE TO          SALES       PROCEEDS TO
                                                             PUBLIC        LOAD(1)(2)      TRUST(3)
Per Share (Five Share minimum)                             $     1,000     $        70    $       930
Total Minimum                                              $ 1,500,000     $   105,000    $ 1,395,000
Total Maximum(4)                                           $25,000,000     $ 1,750,000    $23,250,000
Total Maximum if Option Exercised(4)                       $50,000,000     $ 3,500,000    $46,500,000

                                               (SEE FOOTNOTES ON FOLLOWING PAGE)

               BERTHEL FISHER & COMPANY FINANCIAL SERVICES, INC.

June 21, 1995

(1) Shares of beneficial interests in the Trust are being offered by Berthel Fisher & Company Financial Services, Inc. (the "Dealer Manager"), an Affiliate of Berthel Fisher & Company Planning, Inc., (the "Trust Advisor"), and by other members of the National Association of Securities Dealers, Inc. ("NASD") authorized by the Dealer Manager to act as selling agents (collectively, the "Selling Agents"). The Dealer Manager will receive a cash commission of 7.0% to 2.0%, depending upon the number of Shares sold to a particular Investor. Investors who purchase $500,000 or more will receive a discount of from 2.0% to 5.0% depending upon the amount purchased. The Proceeds to the Trust net of commissions will not be affected by discounts for volume purchases. Commissions will be reallowed to participating Selling Agents on Shares sold through them. This Table reflects a commission of 7.0%. The Trust may have more than one Closing of the sale of Shares. If more than one such Closing occurs, the Price to Public after the first Closing or any subsequent Closing of the sale of Shares may be adjusted to the market value of Shares based on their net asset value. See "Terms of the Offering" and "Regulation."

(2) The Sales Load does not reflect the Wholesale Marketing Fee and Investment Set-up Fee that will be paid by the Trust, and due diligence expenses that will be reimbursed by the Trust. The Trust has agreed to pay the Dealer Manager a Wholesale Marketing Fee equal to 2.5% of the aggregate purchase price of the Shares sold for wholesale marketing services rendered to the Trust. From the Wholesale Marketing Fee, the Dealer Manager will pay certain Selling Agents up to a maximum of .5% of the purchase price of Shares sold. The Trust has also agreed to pay to the Corporate Trustee an Investment Set-up Fee equal to .5% of the aggregate purchase price of Shares sold for services in connection with establishing the Trust. Because the Investment Set-up Fee will be paid to an Affiliate of the Dealer Manager, an Investor may consider the Investment Set-up Fee to be compensation to the Dealer Manager. The Trust will reimburse the Dealer Manager and other Selling Agents for certain expenses incurred in connection with their due diligence activities with regard to the offering in an amount not to exceed 0.5% of the aggregate purchase price of Shares sold. The Trust has agreed to indemnify the Selling Agents (other than the Dealer Manager) against certain liabilities, including liabilities under the Securities Act of 1933 (the "Securities Act"), as amended, to the extent permitted under the Investment Company Act. See "Terms of the Offering" and "Plan of Distribution."

(3) Before deducting Organizational and Offering Expenses payable by the Trust (excluding selling commissions and discounts discussed in Note 1, above, and the Wholesale Marketing Fee, the Investment Set-up Fee and due diligence expense reimbursement discussed in Note 2, above) not to exceed 3.5% of the aggregate purchase price of the Shares sold, and before deducting Acquisition Fees and Acquisition Expenses. See "Terms of the Offering." The Trust Advisor will pay any Organizational and Offering Expenses (excluding selling commissions and discounts, the Investment Set-up Fee, the Wholesale Marketing Fee and due diligence expenses) in excess of the maximum amount to be paid by the Trust. The total of all Front End Fees, which include Organizational and Offering Expenses, Acquisition Fees and Acquisition Expenses, will not exceed 18%.

(4) The Trust may offer up to 25,000 Shares in addition to the 25,000 Shares originally offered. See "Terms of the Offering."

    The Trust is a "non-diversified" company as defined in the Investment Company Act. The Trust will terminate upon the liquidation of all of its investments, but no later than the later of December 31, 2005 or ten (10) years from the Final Closing of the sale of Shares offered hereby, subject to possible extension for up to two (2) additional one-year periods.

    Securities in which the Trust will invest will consist primarily of unsecured subordinated notes or debentures or preferred stock, any of which may be convertible into common stock or may be accompanied by warrants or options to purchase common stock. The Trust will concentrate its investment efforts on small and medium sized companies that, in the view of the Trust Advisor, will provide opportunities for significant capital appreciation and prudent diversification of risk, together with the possibility of current income.

    Berthel Fisher & Company Planning, Inc., an Iowa corporation (the "Trust Advisor"), is the Trust's investment advisor and manager. TJB Capital Management, Inc., a Delaware corporation and an Affiliate of the Trust Advisor (the "Corporate Trustee"), will provide certain management services necessary for the conduct of the Trust's business. The Trust Advisor and the Independent Trustees are collectively referred to as the "Management Board." See "Management Arrangements." The Trust's principal office is located at 100 Second Street, S.E., Cedar Rapids, Iowa 52401, and its telephone number at that address is (319) 365-2506.

    The Trust is newly formed. There is no public market for the beneficial interests in the Trust ("Shares"), and none is expected to develop. See "Transferability of Shares."

    This Prospectus sets forth concisely the information about the Trust that a prospective Investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference.

    The Securities offered are beneficial interests ("Shares") in a Delaware business trust. Investors owning Shares shall not be entitled to participate in the ordinary and routine management of the Trust. Investors shall have only those voting rights as are set forth in the Declaration of Trust or provided by law. Such voting rights include the right to vote on certain amendments to the Declaration of Trust and the right to vote on the removal of the Trust Advisor.

    The Trust is offering Shares at $1,000 per Share. The minimum investment is five (5) Shares, ($5,000), or two (2) Shares, ($2,000) for individual retirement accounts ("IRAs"). An investment in Shares is not suitable for persons or entities with a primary objective of obtaining the tax benefits commonly associated with tax shelter investments.

    The offering will terminate twelve months following the effective date of this Prospectus (the "Termination Date"), provided however, if the minimum number of Shares is sold and the Trust renews registration with the SEC and with the various state agencies, the offering period may be extended for up to an additional year. If subscriptions for 1,500 Shares (excluding Shares that may be purchased by the Trust's Corporate Trustee or its Affiliates) have not been received and accepted by the Termination Date, no Shares will be sold. If at any time during the offering at least 1,500 Shares are properly subscribed for, the Trust may accept such subscriptions at the Initial Closing and admit the purchasers of such Shares as shareholders. The Trust may continue to offer for sale the remaining unsold Shares and accept subscriptions for such Shares from time to time at subsequent Closings until the earlier of the Termination Date or the date all the Shares are sold. Until the Initial Closing, funds paid by subscribers will be deposited in an interest-bearing bank escrow account with Firstar Bank Cedar Rapids, N.A. If the offering does not close, all subscribers' funds will be promptly returned in full, together with each subscriber's pro rata share of any interest earned thereon without deduction for any expenses. After the Initial Closing, funds paid by subscribers will not be paid to an escrow account, but instead will be paid directly to the Trust. See "Terms of the Offering."

                             AVAILABLE INFORMATION

    The Trustee is subject to the informational requirements of the Securities Exchange Act of 1934 ("Exchange Act") and in accordance therein files reports and other information with the Securities and Exchange Commission.

    Reports (and where the Trustee is subject to sections 14(a) and (14(c) of the Exchange Act proxy and information statements) and other information filed by the Trustee can be inspected and copies at the public reference facilities maintain by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the Commission's Regional Offices located at 7 World Trade Center, Suite 1300 New York, NY 10048, and at 500 West Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

    The Shares are not currently listed on any market or exchange, and it is not expected that Shares will be listed in the future. See "Risk Factors" and "Transferability of Shares."

                            REPORTS TO SHAREHOLDERS

    The Trust will furnish holders of Shares with annual reports containing audited financial statements examined by independent public accountants and quarterly reports containing unaudited condensed financial statements for the first three quarters of each year. The Trust also will furnish holders of Shares with certain tax information with seventy-five (75) days after the close of each year. See "Books and Records; Reports" under "Summary of the Declaration of Trust."

                         FEE TABLE AND EXPENSES SUMMARY

SHAREHOLDER TRANSACTION EXPENSES

    Sales Load (as a percentage of offering price)(1)................................  7.00%
    Wholesale Marketing Fee..........................................................  2.50%
    Investment Set-up Fee(2).........................................................  0.50%
    Due Diligence Expenses(2)........................................................  0.50%
    Acquisition Fee and Acquisition Expenses(2)......................................  3.50%

ANNUAL EXPENSES (as a percentage of net assets attributable to Shares)(3)

    Management Fees (4)..............................................................  2.50%
    Interest Payments on Borrowed Funds(5)...........................................  NONE%
    Other expenses
      Operating Expenses..................................................      2.20%
      Independent Trustees Fees and Expenses..............................      0.59%
    Total other expenses.............................................................  2.79%
    Total Annual Expenses............................................................  5.29%

------------------------
(1) Assumes that volume discounts are not available to any Investor. Includes commissions of 7.0% to be paid to Selling Agent.

(2) Because the Investment Set-up Fee will be paid to an Affiliate of the Dealer Manager, an Investor may consider the Investment Set-up Fee to be compensation to the Dealer Manager. The Investment Set-up Fee will be paid from offering proceeds. The Due Diligence Expenses are not true Shareholder Transaction Expenses, but will be paid from offering proceeds. Acquisition Fees and Acquisition Expenses are not true Shareholder Transaction Expenses, but if paid, will be paid from offering proceeds.

(3) All annual expenses assume the sale of the maximum number of Shares and the payment of the maximum expenses. All percentages shown above are based upon the estimated first year expenses of the Trust.

(4) Management Fees are computed on the basis of 2.5% per annum of total assets of the Trust, and include expenses incurred by the Trust in connection with the research, selection and supervision of investments, but do not include expenses such as legal and accounting expenses incurred by the Trust in connection with the acquisition of investments.

(5) Assumes no leverage.

----------------------------------------------------------------------------------------------------------------
                        EXAMPLE (1)                             1 YEAR       3 YEARS      5 YEARS     10 YEARS
----------------------------------------------------------------------------------------------------------------
You would pay the following expenses on a $1,000 investment,
assuming payment of a 10% sales load and a 5% annual return:   $     158    $     251    $     343    $     535
----------------------------------------------------------------------------------------------------------------

(1) The example is based on estimates of future expenses that are derived from an estimate of first year expenses that are assumed to stay the same throughout the life of the Trust. The example should in no way be considered representative of future actual expenses. FUTURE ACTUAL EXPENSES MAY BE GREATER OR LESSER THAN THOSE SHOWN. The example assumes that none of the annual return is realized capital gain and does not reflect distributions to the Trust Advisor after Investors have received Payout.

    The purpose of the foregoing table is to assist the Investor in understanding the various costs and expenses that an Investor will bear directly or indirectly. Management Fees and other expenses are based on estimated amounts for the Trust's first full fiscal year. The example is based on estimated amounts and is entirely hypothetical. The example should not be considered a representation of past or future performance or expense. Actual expenses may be greater or less than those shown.

                               PROSPECTUS SUMMARY

    The following is a summary of certain information contained in this Prospectus and is qualified in its entirety by the more detailed information appearing elsewhere herein. Each prospective Investor is urged to read this Prospectus in its entirety. Unless otherwise noted, the information in this Prospectus assumes that the Trust consummates the Maximum Offering of 25,000 shares. Investors should carefully consider information set forth under the heading "Risk Factors."

THE TRUST.....................  The Trust is a Delaware business trust organized on February
                                10, 1995. It will seek  to achieve capital appreciation  and current  income  principally by  making  investments through private placements in securities  of small and medium  sized privately  and publicly owned companies. The securities will consist primarily of  subordinated debt  or preferred  stock combined  with  equity  participations  in  common  stock or rights to acquire common stock. The Trust will  subsequently
                                dispose   of   such   investments.   Such   investments  are
                                speculative and typically are  not available to the  general public.  The Trust is designed  so that Independent Trustees will provide overall guidance  and supervision with  respect to the operation of the Trust. The Independent Trustees will
                                review   all  of  the   Trust's  investment  decisions.  See
                                "Investment Objective" below  and "Investment Objective  and
                                Policies."

                                The   Trust  has  elected  to   be  treated  as  a  business
                                development company under  the Investment  Company Act.  See
                                "Regulation."  The Trust  is a  "non-diversified closed-end"
                                company as defined under the Investment Company Act.

THE OFFERING..................  The  Trust  is  offering   shares  of  beneficial   interest
                                ("Shares")  at $1,000  per Share. The  minimum investment is five (5) Shares ($5,000), or two (2) Shares ($2,000) in  the case  of investments  for IRAs.  Until the  Initial Closing,
                                funds  paid  by   subscribers  will  be   deposited  in   an
                                interest-bearing bank escrow account with Firstar Bank Cedar
                                Rapids,   N.A.  If   the  offering   does  not   close,  all
                                subscribers'  funds  will  be  promptly  returned  in  full, together  with  each  subscriber's  pro  rata  share  of any interest earned thereon without deduction for any  expenses.
                                After  the Initial  Closing, funds paid  by subscribers will not be paid to an escrow  account, but instead will be  paid directly  to the  Trust. The  purchase price  of Shares sold after the  Initial Closing  may be  increased to  reflect  a market price based on the net asset value of the Shares. Any change  in the public  offering price of  Shares will be set forth in a supplement to this Prospectus. The purchase price of Shares will not be reduced if the net asset value of  the
                                Shares drops below $1,000 per Share.

                                The  offering will  terminate not  later than  twelve months
                                following  the  effective  date  of  this  Prospectus   (the
                                "Termination Date"), provided however, if the minimum number of Shares is sold and the Trust renews registration with the
                                SEC and with the various state agencies, the offering period
                                may   be  extended  for   up  to  an   additional  year.  If
                                subscriptions for 1,500  Shares have not  been received  and accepted by the Termination Date, no Shares will be sold. If at  any time during  the offering at  least 1,500 Shares are
                                properly  subscribed  for,   the  Trust   may  accept   such
                                subscriptions at the Initial Closing. The Trust may continue to offer for sale the

                                remaining  unsold Shares  and accept  subscriptions for such
                                Shares  from  time  to  time   until  the  earlier  of   the
                                Termination  Date, as and  if extended, or  the date all the
                                Shares are sold.

RISK FACTORS..................  An investment in the Trust involves a number of  significant risks  relating  to  investments  in  trusts  generally  and relating to  the  investment  objectives  of  the  Trust  in particular.  As a result of these risks factors, there is no assurance that  the Trust  will  be able  to carry  out  its investment  program successfully. The Investor should review carefully all  of  the  risk  factors  set  forth  in  "Risk
                                Factors." Significant risks include the following:

                                   The Trust is newly organized and has no operating
                                   history. The Trust will invest in Enhanced Yield
                                   Investments that will likely consist primarily of
                                   securities of privately held small businesses.
                                   These securities are illiquid, involve a high
                                   degree of business and financial risk and
                                   accordingly are speculative. No specific
                                   investments have currently been identified.
                                   Enhanced Yield Investments are discussed below
                                   under "Investment Objective."

                                   The Trust's ongoing expenses and costs are
                                   expected to be higher than average for closed-end
                                   investment companies, due to the investments the
                                   Trust intends to make and the highly regulated
                                   environment in which the Trust will be operating.

                                   The Trust may invest in only a limited number of
                                   Portfolio Companies. The resulting concentration
                                   will increase the speculative nature of an
                                   investment in the Trust.

                                   Investors must rely on the ability of the Trust
                                   Advisor to invest in Portfolio Companies.
                                   Investors will not have the opportunity to
                                   evaluate personally the relevant factors that
                                   pertain to an investment in a Portfolio Company.

TERM OF THE TRUST.............  The  Trust will terminate upon the liquidation of all of its investments, but no  later than  December 31,  2005, or  ten
                                (10)  years from the final Closing of the sale of the Shares offered hereby (the "Final  Closing"), if later (see  "Terms of  the Offering").  However, the  Independent Trustees have the right to extend the term of the Trust for up to two  (2)
                                additional  one-year  periods  if they  determine  that such extensions are in the best interest of the Trust and in  the best  interest of  the Shareholders,  after which  the Trust
                                will  liquidate  any  remaining   investments  as  soon   as
                                practicable  but in  any event  within three  (3) years. See
                                "Summary of the Declaration of Trust."

INVESTMENT OBJECTIVE..........  The investment objective of the Trust is to provide  capital appreciation  potential  and  current  income  by  investing primarily in subordinated debt, preferred stock and  related equity securities issued by small and medium sized companies that  are  in need  of capital  and  that the  Trust Advisor believes offer the opportunity for growth or appreciation of equity value  while being  able, if  required to  do so,  to service  current yield  bearing securities.  See "Investment
                                Objective  and  Policies."   The  Trust   will  direct   its
                                investment  efforts  to  small  and  medium  sized companies which, in  the  view  of the  Trust  Advisor,  will  provide
                                opportunities   for  significant  capital  appreciation  and
                                prudent diversification of risk.

                                The Trust will  seek investments in  a variety of  companies
                                and   industries.  The  securities  of  Portfolio  Companies
                                purchased  by  the  Trust  typically  will  be  rated  below investment grade, and more frequently, not rated at all. The securities  of  such  Portfolio  Companies  will  often have significant speculative characteristics.

                                The Trust will invest  in Enhanced Yield Investments,  which consist  of Mezzanine Investments  and Other Investments (as described below). Pending other  applications of funds,  the
                                Trust will make "Temporary Investments" as described below.

                                MEZZANINE INVESTMENTS. These investments represent the layer of  corporate  financing  between  equity  and  senior debt.
                                Senior debt is typically provided by financial  institutions on  a secured  basis. Mezzanine financing  usually takes the form of subordinated debt or preferred stock with additional common equity rights. The  subordinated debt invested in  by the  Trust will normally be subordinate to all other debt of the issuing  company except  ordinary trade  debt and  other unsecured  debt. Mezzanine  Investments may  be issued  by a company to (i) finance growth  or expansion, (ii) finance  a turnaround  of  operations,  (iii)  facilitate  a  leveraged buyout transaction, (iv) facilitate an acquisition of assets or another company, or  (v) recapitalize or restructure  its balance  sheet. Mezzanine  financings are  often utilized by companies in  conjunction with  the issuance  of  additional
                                debt   instruments  or   by  companies   that  already  have
                                significant leverage. The total amount of leverage  involved depends  upon the nature of the  business of the company and the confidence  of investors  in  the company's  ability  to generate sufficient cash to meet debt service obligations in a  timely fashion. As  a result of  the substantial leverage often employed, the equity portion of a Mezzanine Investment offers potential for significant  appreciation over time  as debt is repaid, but the risks associated with the investment may  be  significant if  the  business or  prospects  of the company decline after the investment.

                                OTHER  INVESTMENTS.  These  include  (1)  High  Yield   Debt
                                Investments, (2) Venture Investments, (3) Bridge Investments
                                and   (4)  Publicly  Traded   Securities.  High  Yield  Debt
                                Investments are secured or unsecured debt securities  having a  current  yield  and no  associated  equity  right, equity investment or  Mezzanine  Investment.  Venture  Investments, which  have a greater  emphasis on the  equity component and less on  the current  income component,  are investments  in
                                early   stage  growth  companies   that  have  extraordinary
                                prospects  to   increase   shareholder  value   and   equity
                                investments   in  leveraged   buyout  transactions.  Venture
                                Investments, especially those in early stage companies, have significant speculative  characteristics  and high  risk  of loss. The Trust Advisor anticipates that Venture Investments will be the predominate type of Other Investment held by the
                                Trust.  Bridge Investments are interim debt investments that generally have  an expected  maturity  of twelve  months  or less.  Bridge Investments  may include  secured debt, senior debt, subordinated debt and other types of debt instruments, and preferred stock  and other equity  rights. The  interest rate  on Bridge Investments may  be either fixed or floating
                                and  may  be  escalating.  The   Trust  will  only  make   a

                                Bridge  Investment in  a Portfolio  Company in  which it has made or expects to make an Enhanced Yield Investment or in a
                                Portfolio Company in which it would be comfortable in making an Enhanced  Yield  Investment.  The  Trust  may  invest  in
                                Publicly  Traded Securities  of Portfolio  Companies that it believes are undervalued  and present  good opportunity  for appreciation  of value. It is not anticipated that investing in Publicly Traded  Securities will be  a major activity  of the Trust.

TRUST ADVISOR.................  Berthel  Fisher  &  Company  Planning,  Inc.,  a corporation organized under the laws of the  State of Iowa on March  20,
                                1989,  is  the Trust  Advisor. The  principal office  of the
                                Trust Advisor is located at  100 Second Street, S.E.,  Cedar
                                Rapids,   Iowa.  The  Trust  Advisor   was  organized  as  a
                                subsidiary of Berthel Fisher & Company ("Berthel Fisher") to serve as a registered investment advisor. All of the  voting stock  of  the Trust  Advisor  is owned  by  Berthel Fisher.
                                Berthel Fisher, a  financial services  holding company,  was formed  in 1985 as an Iowa  corporation to hold the stock of
                                Berthel  Fisher   &   Company   Financial   Services,   Inc.
                                ("Financial  Services"), a broker-dealer registered with the
                                National Association of  Securities Dealers, Inc.  Financial
                                Services is the Dealer Manager for this offering.

FEES AND EXPENSES.............  The  Trust has entered into  a Management Agreement with the
                                Trust Advisor that  provides for  incentive compensation  to the  Trust Advisor based on  the capital appreciation of the
                                Trust's investments.  In addition,  the Trust  will pay  the
                                Trust  Advisor an annual Management Fee equal to 2.5% of the value of the assets of the Trust. The Management Fee will be paid quarterly  in  arrears.  The amount  of  any  quarterly
                                Management  Fee will be  determined by reference  to the net value of the assets of the Trust as of the first day of that
                                quarter.  The  first  quarter's   Management  Fee  will   be
                                determined  by reference to  the net value  of assets of the
                                Trust following the Initial Closing. The Trust will pay  all expenses  associated with the operation of the fund, such as legal and accounting expenses.  Selling commissions paid  by the  Trust will vary between 7.0%  and 2.0% of the aggregate purchase price of all Shares  sold, depending on the  number of  Shares purchased  by an Investor.  The aggregate selling commission,  assuming  no  sale  qualifies  for  a  quantity
                                discount   and   assuming  no   discounts  of   the  selling
                                commissions, will be $105,000 if  1,500 Shares are sold  and
                                $1,750,000  if 25,000 Shares are sold.  The Trust will pay a
                                Wholesale Marketing Fee of 2.5% of the public offering price of all  Shares sold.  The Wholesale  Marketing Fee  will  be
                                $37,500  if  1,500 Shares  are sold  and $625,000  if 25,000
                                Shares are  sold. The  Trust  will reimburse  due  diligence expenses  in an amount  not to exceed  0.5% of the aggregate purchase price  of  Shares  sold. The  Trust  will  pay  the
                                Corporate  Trustee an Investment Set-up  Fee equal to .5% of the aggregate purchase price of all Shares sold for services in connection with  the organization of  the Trust. The  fee will  be $7,500  if 1,500 Shares  are sold,  and $125,000 if
                                25,000 Shares are  sold. Because the  Investment Set-up  Fee will  be paid to an Affiliate  of the Dealer Manager, it may be considered to be compensation to the Dealer Manager.  The
                                Trust Advisor will receive an incentive

                                distribution  equal to  20% of distributions  from the Trust after Payout. Actual amounts  of the incentive  distribution will  depend  on  future operations  and  are  not currently determinable. See "Terms of the Offering" and  "Compensation and Fees."

DISTRIBUTIONS.................  During  the  offering period,  each  Investor shall  earn an
                                Underwriting Return  computed  on  a daily  basis  for  each
                                Investor.  The Underwriting Return shall  be an amount equal to the interest, if any, actually earned by the Trust on the
                                Investors' funds held in escrow through the Initial Closing, plus 10% simple annual interest,  computed on a daily  basis from  the Initial Closing through  the Final Closing. At the
                                Final Closing, the Trust will  distribute the lesser of  all of the cash earnings of the Trust earned during the offering period  or the  Underwriting Return.  There is  no guarantee that the full Underwriting Return will be paid at the  Final
                                Closing. If the Underwriting Return is not fully paid at the
                                Final Closing, the unpaid balance of the Underwriting Return shall be paid as set forth in the following paragraph.

                                After   the  Final   Closing,  unless  a   majority  of  the
                                Independent Trustees determine that a distribution is not in the best interest  of the  Trust and  the Shareholders,  the
                                Trust will make quarterly distributions of all Cash Revenues to  the extent  that the Trust  has cash  available for such distributions. All  distributions will  be made  99% to  the
                                Shareholders   and  1%  to  the   Trust  Advisor  until  the
                                Shareholders  have  received  Payout,  and  thereafter,  all distributions shall be allocated 80% to the Shareholders and
                                20%  to the Trust Advisor. All distributions to Shareholders shall be  allocated  in the  following  priority: (i)  to  a
                                Priority  Return  of  8% per  annum  simple  annual interest
                                (non-compounded)  computed,  from  Final  Closing,  on   the
                                declining    balance    of   each    Shareholder's   Capital
                                Contribution, (ii) to pay any unpaid Priority Return accrued in prior years, (iii) to reduction of Shareholders'  Capital
                                Contributions,  and (iv) to the  payment of any Underwriting
                                Return that has not previously been paid. Payout occurs when each Shareholder has received distributions equaling 100% of all of their  original investment plus  the Priority  Return plus  the Underwriting Return. The  Trust does not intend to make distributions  of  the  Priority Return  on  a  current basis,  and there is  no assurance that  the Priority Return will be paid on a current basis.

                                The Trust Advisor  does not presently  intend to  distribute capital  during  the first  five  years following  the Final
                                Closing except such capital that may be returned as part  of the  distributions  of  Cash  Revenues  as  discussed above.
                                However,  the  Trust  Advisor,  with  the  approval  of  the
                                Independent  Trustees,  may  distribute  capital  if  in its opinion  there  are  insufficient  investment  opportunities available  to the Trust,  or if in the  opinion of the Trust
                                Advisor, with the approval of the Independent Trustees, such
                                distribution  is   warranted   for  the   benefit   of   the
                                Shareholders.  After the  first five year  period, the Trust may distribute any capital that the Trust Advisor, with  the approval  of  the  Independent  Trustees,  believes  is  not necessary for the operation of the Trust. See  "Distribution and Allocations."

LEVERAGE......................  In  order to  make investments  in Portfolio  Companies, the
                                Trust may seek to borrow from banks, insurance companies and other institutions up to the maximum extent permitted by the
                                Investment Company Act. The Trust  will not borrow funds  to make  distributions  or  to  pay  expenses.  See "Investment
                                Objective and Policies." Although the Trust Advisor does not presently intend to do so, the Trust may organize and invest not less than $2,500,000 of the proceeds in a Small Business
                                Investment  Company  ("SBIC")  subsidiary.  See  "Investment
                                Objective and Policies."

REGULATION....................  The   Trust  has  elected  to   be  treated  as  a  business
                                development company under  the Investment  Company Act.  The
                                Investment   Company   Act  imposes   restrictions   on  the
                                activities of  the  Trust,  including  restrictions  on  the nature  of its  investments, the  use of  borrowed funds for
                                Trust purposes  and  its issuance  of  securities,  options, warrants  or other rights,  and requires that  a majority of the Trustees  of  the  Trust  be  individuals  who  are  not
                                "interested   persons"  of  the  Trust  as  defined  in  the
                                Investment Company Act. Such  restrictions may prohibit  the purchase  of certain  Enhanced Yield  Investments that would otherwise be suitable for investment by the Trust or  render such purchases inadvisable. See "Regulation."

                                As  a business development  company, the Trust  will also be subject to  the provisions  of the  Investment Advisers  Act
                                (the   "Advisors  Act"),   which  governs   the  payment  of
                                compensation  based  on  capital  gains  in  an   investment
                                advisory  contract  between  an  investment  adviser  and  a business development company. See "Regulation."

                              PLAN OF DISTRIBUTION

    The Shares are being offered by Berthel Fisher & Company Financial Services, Inc., as Dealer Manager, and by other broker-dealers selected by the Dealer Manager, as additional Selling Agents, all of whom shall be members of the NASD. The principal address of the Dealer Manager is 100 Second Street, S.E., Cedar Rapids, Iowa 52401 and its telephone number at such address is (319) 365-2506. There is no firm commitment on the part of the Dealer Manager or any other Selling Agent, and they are under no obligation to take down or pay for any of the Shares.

    The Dealer Manager may terminate the offering if, among other things, (i) certain specified actions, usually associated with extremely adverse economic and market conditions, have been taken by the principal national securities exchanges or by governmental authorities or (ii) other events have occurred or are pending or threatened which, in the judgment of the Dealer Manager, materially impair the investment quality of the Shares.

    At each Closing, the Trust will pay to the Dealer Manager selling commissions ranging from 7.0% to 2.0% of the aggregate purchase price of the Shares sold and accepted by the Trust at such Closing, which will be reallowed to Selling Agents for Shares sold through them. At each Closing, the Trust will also pay the Dealer Manager a Wholesale Marketing Fee in the amount of 2.5% of the aggregate purchase price of Shares sold at such Closing. The Trust will also pay to the Corporate Trustee an Investment Set-up Fee of .5% of the aggregate purchase price of the Shares sold for services related to establishing the Trust. See "Terms of the Offering." Because the Investment Set-up Fee will be paid to an Affiliate of the Dealer Manager, the Investment Set-up Fee may be considered to be compensation to the Dealer Manager.

    In addition to the reallowance of selling commissions, the Dealer Manager may reallow a portion of its Wholesale Marketing Fee to any Selling Agent who sells an aggregate of 500 Shares ($500,000) or more. Such reallowance will be in an amount not to exceed .5% of the gross sales price of Shares sold by such Selling Agent. The Trust will reimburse the Dealer Manager for due diligence expenses in an amount not to exceed 0.5% of the aggregate purchase price of Shares sold. If the minimum number of Shares is sold, the due diligence expenses reimbursed would not exceed $7,500, and if the maximum number of Shares is sold, the due diligence expenses reimbursed would not exceed $125,000.

    Investors who purchase more than $500,000 of Shares will receive a discount of from 2.0% to 5.0% depending upon the amount purchased by the Investor. The Proceeds to the Trust net of commissions will not be affected by these discounts for volume purchases. See "Terms of the Offering."

    To promote the sale of Shares, the Dealer Manager may pay to registered representatives non-cash awards that, when aggregated with other non-cash awards paid in that year by Affiliates of the Trust, do not exceed the maximum allowed by the NASD under the Rules of Fair Practice. Such awards shall be paid for by the Dealer Manager from its share of selling commissions. The aggregate value of such awards will not exceed $5,000.

    Total payments made to the Dealer Manager and all Selling Agents in connection with the offering of Shares, including sales commissions paid to the Dealer Manager and to unaffiliated Selling Agents, payments made in connection with wholesaling efforts (including the aggregate value of all non-cash awards paid directly to registered representatives), payment of due diligence expenses and payments to the Corporate Trustee, will not in the aggregate exceed 10.5% of the gross proceeds of the offering. Due diligence expenses incurred by the Dealer Manager and Selling Agents in connection with activities associated with investigation of the offering will not exceed .5% of the gross proceeds of the offering.

    The Trust has agreed to indemnify the Dealer Manager and the Selling Agents, and the Trust Advisor has agreed to indemnify the Dealer Manager and the other Selling Agents against certain liabilities, including liabilities under the Securities Act. The Trust may not indemnify the Dealer Manager or a Selling Agent against any liability arising out of the Dealer Manager's or such Selling Agent's willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. The Dealer Manager and each Selling Agent may be deemed to be "underwriters" for purposes of the Securities Act in connection with the offering and sale of the Shares. Notwithstanding the foregoing, the Trust Advisor and any person acting as broker-dealer shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (a) There has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (b) Such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; (c) A court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

    All items of compensation to be paid to the Dealer Manager and all Selling Agents in connection with the distribution of this offering, regardless of the source, including, but not limited to the Investment Set-up Fee, the Wholesale Marketing Fee, the Dealer Manager's counsel legal fees (none of which will be paid by the Trust), any marketing fees, any sales incentives, and sales commissions and discounts will not exceed 10% and 0.5% for due diligence. The Dealer Manager and its Affiliates will not receive, directly or indirectly, any payments or compensation in connection with the offering and sale of the Shares, except as described above. However, in connection with the operation of the Trust, the Trust Advisor will receive compensation as described in "Management Agreement" under "Management Arrangements."

    The Shares will be sold to the public for $1,000 per Share, with a minimum purchase of five (5) Shares, or two (2) Shares for Individual Retirement Accounts. The Trust may adjust the price of Shares following the Initial Closing or subsequent Closings to the market value of Shares based on their net asset value, but the price will not be reduced below $1,000. Neither the Dealer Manager nor the Selling Agents shall execute a transaction in the Shares in a discretionary account without prior written approval of the transaction by the Investor.

    The Shares are not being listed on a national securities exchange and neither the Dealer Manager nor any of the Selling Agents intends to act as a market maker with respect to the Shares.

                                   THE TRUST

    The registrant is a newly-organized, non-diversified, closed-end management investment company that has elected to be treated as a business development company under the Investment Company Act. The Trust was formed under the laws of the State of Delaware on February 10, 1995, and has no operating history. The Trust's principal office is located at 100 First Street, S.E., Cedar Rapids, Iowa 52401, and its telephone number is (319) 365-2506.

    As of the date of this Prospectus, the Trust has issued five Shares each to Thomas J. Berthel and Von Elbert for an aggregate of $10,000 cash. Thomas J. Berthel and Von Elbert have represented that these Shares were purchased for investment purposes only and have undertaken that the Shares will be sold only pursuant to a registration statement under the 1933 Act or an applicable exemption from the registration requirements thereof. As a result of their ownership of these shares, Thomas J. Berthel and Von Elbert may be deemed to control the Trust at the date of this Prospectus. As of the Initial Closing, such control will terminate.

                                  RISK FACTORS

    AN INVESTMENT IN THE TRUST INVOLVES A NUMBER OF SIGNIFICANT RISKS AND WILL BE AFFECTED BY OTHER IMPORTANT FACTORS RELATING TO INVESTMENTS IN TRUSTS GENERALLY, AND RELATING TO THE STRUCTURE AND INVESTMENT OBJECTIVES OF THE TRUST IN PARTICULAR. AS A RESULT OF THESE RISKS AND FACTORS, THERE IS NO ASSURANCE THAT THE TRUST WILL BE ABLE TO CARRY OUT ITS INVESTMENT PROGRAM SUCCESSFULLY. IN ADDITION TO THE FACTORS HEREUNDER, PROSPECTIVE INVESTORS SHOULD ALSO CONSIDER THE INFORMATION SET FORTH UNDER "CONFLICTS OF INTEREST."

A.  GENERAL RISKS OF INVESTMENTS IN THE TRUST

1. NO OPERATING HISTORY.

    The Trust is newly organized for the purpose of raising capital and investing such capital to implement its investment objective. The Trust has no operating history. The Trust is a closed-end investment company designed primarily as a long-term investment and not as a trading vehicle. There can be no assurance that the Trust will be able to locate or invest in Portfolio Companies that will provide any return. See "The Trust."

2. GENERAL NATURE OF INVESTMENTS

    See "Investment Objective and Policies" for a detailed discussion of the Trust's investment policies. While investments in highly leveraged companies offer the opportunity for current income and capital appreciation, such investments involve a high degree of business and financial risk and can result in loss of all of the invested principal. Furthermore, Portfolio Companies may be created for the purpose of undertaking a specific transactions and may have no operating histories. The Trust Advisor anticipates that most of the Portfolio Companies will be highly leveraged as a result of (i) the Trust's investment, and (ii) debt instruments issued to other securities holders of such Portfolio Companies. If a Portfolio Company cannot generate adequate cash flow to meet debt service, all or part of the principal of such company's debt may not be repaid and, in such event, the value of the Trust's subordinated debt or equity participation could be reduced or eliminated.

    In addition, high leverage and other general business risks (such as labor problems, casualty losses, increases in operating expenses, disputes with suppliers or customers and other problems that require additional company resources) may have a magnified effect on Portfolio Companies. The effects of a deterioration of the general economy may have a more pronounced effect on the profitability of such highly leveraged companies as well. In addition, such companies may be less diversified than other companies and, therefore, are more negatively impacted by business cycles.

    The interest rate that the Trust charges on debt investments will be subject to the usury laws of the states in which it conducts its business. Such laws may limit the amount of interest that the Trust may legally charge. Whether an equity participation is or is not considered interest may not be clearly established in some states. There can be no assurance that some of the equity received by the Trust will not be valued in a way that causes the Trust to exceed a state's usury limitations, subjecting the Trust to severe penalties, including loss of interest, treble damages and forfeiture of principal.

    Enhanced Yield Investments consist of Mezzanine Investments and Other Investments. Mezzanine Investments are investments that are designed to yield a projected return over the life of the investment that is higher than secured debt financing, but lower than equity financing. Mezzanine Investments represent a layer of corporate financing between equity and senior debt. Senior debt is debt typically provided by financial institutions on a secured basis. Other Investments include all securities invested in by the Trust that are not Mezzanine Investments, including High Yield Debt Investments (commonly referred to as "junk bonds"), Venture Investments, Bridge Investments and Publicly Traded Securities. Enhanced Yield Investments may include investments in financially troubled companies, including companies undergoing workouts or whose outstanding debts have been restructured. The sensitivity of such companies to general economic conditions, such as recessions or changes in interest or inflation rates, fluctuations in local or general business conditions, increases in operating expenses, work stoppages or other labor disputes or disputes with suppliers or customers, will be heightened due to such financial troubles.

    Furthermore, since the Trust generally will invest in less than investment grade or in unrated securities, the financial risks associated with its investments will be very high. The Trust's investments generally will be made in unrated securities purchased in private placements.

3. BRIDGE INVESTMENTS

    The Trust may be the sole lender in a Bridge Investment, in which case the Trust's exposure with respect to a Portfolio Company would be substantial. The interest rate on Bridge Investments is expected to be either fixed or floating, or may increase according to a fixed schedule over time. See "Other Investments" under "Investment Objective and Policies." No assurance can be given that a Bridge Investment will be retired by permanent financing upon such investment's maturity. In instances where the Trust makes a Bridge Investment in a Portfolio Company that is not retired by permanent financing, the increasing interest rate that may be charged on such Bridge Investment may adversely affect the company's ability to pay its debts.

    Even if the Trust has not made a Bridge Investment in a leveraged transaction, the existence of bridge or interim financing in a transaction in which the Trust has made an Enhanced Yield Investment will subject the Enhanced Yield Investment to certain risks. If the bridge financing cannot be retired by permanent financing, the increasing interest rate that may be charged may adversely affect the company's ability to pay its debts, including the debt component of such Enhanced Yield Investment and may affect the future value of any equity component of such Enhanced Yield Investment.

4. EFFECT OF INTEREST RATE SENSITIVITY ON SENIOR DEBT

    Fluctuations in interest rates may have an adverse impact on the Trust indirectly through the effect of interest rate fluctuations on Portfolio Companies. Many of the Trust's investments will be Enhanced Yield Investments consisting primarily of subordinated debt and equity securities issued by Portfolio Companies that have also issued senior debt. The payment of any amounts due on the Trust's investment will, therefore, generally be subject to the payments due, if any, on debt senior to the Trust's investment. Furthermore, since senior debt typically bears interest at a floating rate, while other debt typically does not, increased interest rates may shift more of a company's available funds to the senior lenders. If a Portfolio Company cannot generate sufficient cash flow to meet such increased interest payments the shift of funds to senior lenders could decrease or eliminate the amount realized on the Trust's investment. See "Investment Objective and Policies."

5. TIME REQUIRED TO MATURITY OF INVESTMENTS; LIMITATIONS ON CURRENT DISTRIBUTIONS; LIQUIDITY OF INVESTMENTS

    Although the Trust will seek to invest funds as promptly as possible, it is anticipated that there may be a significant period of time before the Trust has completed the initial selection of its Enhanced Yield Investments in Portfolio Companies. Such investments may typically take from three (3) to seven (7) years from the date of initial investment to reach a state of maturity such that realization on any equity component of the Trust's investments can be achieved. Transaction structures will typically not provide for repayment of the principal portion or liquidation of Enhanced Yield Investments for several years following the date of investment. In light of the foregoing, it is likely that no significant distributions of proceeds from the disposition of investments will occur until four (4) to seven (7) years from the date of the Final Closing.

    Furthermore, current distributions on the Shares may also be affected by the purchase of Enhanced Yield Investments that may include zero coupon or other obligations having an original issue discount. The receipt of all or a portion of the interest income accruing on such obligations is deferred, often until maturity. Enhanced Yield Investments may also include securities that pay interest or dividends in kind (i.e., in securities) for a period of time. Securities received as dividends in kind will become portfolio securities of the Trust and will be treated in the same manner as an Enhanced Yield Investment. For federal income tax purposes, amortization of original issue discount will be attributable to Shareholders as interest income even though the Trust does not realize any Cash Flow as a result of such amortization. Further, receipt of dividends or interest in kind will be treated as income even though the Trust does not realize any Cash Flow as a result of such receipt. To the extent the Trust purchases securities having an original issue discount or paying interest or dividends in kind, cash distributions may be less than the aggregate income accruing on the Trust's portfolio investments for federal income tax purposes.

    It is anticipated that a substantial portion of the Trust's Enhanced Yield Investments will consist of securities that are subject to restrictions on sale by the Trust because they were acquired from the issuer in "private placement" transactions or because the Trust is deemed to be an Affiliate of the issuer. Generally, the Trust will not be able to sell these securities publicly without the expense and time required to register the securities under the Securities Act, or to sell the securities under Rule 144 under the Securities Act, which permits only limited sales under specified conditions. When restricted securities are sold to the public, the Trust may be deemed an "underwriter," or possibly a controlling person, with respect thereto for the purpose of the Securities Act and be subject to liability as such under that Act.

    In addition, contractual or practical limitations may restrict the Trust's ability to liquidate its investments in the Portfolio Companies since in most cases the securities of Portfolio Companies will be privately held and the Trust may own a relatively large percentage of the Portfolio Company's outstanding securities. Sales may also be limited by securities market conditions, which may be unfavorable for sales of securities of particular companies or companies in particular industries. Furthermore, since all of the Trust's investments, including its Enhanced Yield Investments and certain Temporary Investments, will be unrated, certain potential buyers who are restricted to making investments in rated securities may not be available to purchase any such investment. The above limitations on liquidity could prevent or delay a successful sale of Enhanced Yield Investments, or could reduce the amount of proceeds that might otherwise be realized. See "Valuation" under "Investment Objective and Policies."

    The Trust may make distributions in kind of the Trust's Enhanced Yield Investments if the Independent Trustees, upon the recommendation of the Trust Advisor, (i) determine that it would not be in the best interest of the Shareholders to liquidate such securities and distribute the proceeds thereof, and (ii), if necessary, receive a no-action letter or exemptive order from the SEC. Distributions of securities in kind will be made only of marketable securities and to the extent permitted under applicable federal and state securities laws and under the specific provisions of the Declaration of Trust. Distributions of in-kind property that does not consist of marketable securities shall be made only if (a) the Trust advises each Shareholder of the risks associated with direct ownership of the property; (b) the Trust offers each Shareholder the election of receiving in-kind property distributions; and (c) the Trust distributes in-kind property only to those Shareholders who accept the Trust's offer. The sale of any securities distributed in kind to Shareholders may be subject to the same legal, contractual and practical limitations described above that apply to the Trust. Transfer of such securities may be legally restricted, there may be no public market for such securities, each Shareholder will hold a relatively small percentage of such securities, and each Shareholder will bear the brokerage and other expenses involved in disposing of such securities. See "Investment Objective and Policies."

6. IMPACT OF HIGHER INTEREST RATES ON LIQUIDATION OF INVESTMENTS

    The Trust will terminate upon the liquidation of all of its investments, but no later than the later of December 31, 2005 or ten (10) years from the Final Closing, provided the Independent Trustees have the right to extend the term of the Trust for up to two additional one-year periods if they determine that such extensions are in the best interest of the Trust. After termination, the Trust will liquidate any remaining investments as soon as practicable but in any event within three (3) years from the date of termination. If the Trust's debt investments do not mature prior to the end of the Trust's term, or if the Trust is not otherwise able to liquidate such investments in the normal course of business prior to the expiration of its term, the Trust could incur substantial capital losses resulting from the liquidation of debt securities prior to their maturity if interest rates at the time of liquidation are higher than the interest rates earned by such debt securities. The Trust Advisor will seek to negotiate maturities of investments within the stated term of the Trust. If the Trust is unable to sell or liquidate its equity interests or other securities before the end of the Trust's term and the Trust is forced to liquidate in a short period of time, there will be a substantial discount taken in order to sell the security. See "Liquidating Investments" under "Investment Objective and Policies."

7. FOLLOW-ON INVESTMENTS

    Following its initial investment, the Trust may make additional debt and equity investments in Portfolio Companies ("Follow-On Investments") to increase its investment in a Portfolio Company, to convert convertible securities that were acquired in the original financing, to exercise warrants and options, to preserve the Trust's proportionate ownership when a subsequent financing is pursued or made or to protect the Trust's initial investment when a Portfolio Company's performance does not meet expectations. The Trust will have the discretion to make any Follow-On Investments as its determines, subject to the availability of Available Capital. The failure to make such Follow-On Investments may, in certain circumstances, jeopardize the continued viability of a Portfolio Company and the Trust's initial investment. The necessity of making Follow-On Investments and the level of the minimum number of Shares that may be sold may limit the number of companies in which the Trust has the ability to invest. There can be no assurance that the Trust will have sufficient funds to make necessary Follow-On Investments or that, following a Follow-On Investment, the Trust will not lose the entire amount of its initial and Follow-On
Investment. In deciding whether to make a Follow-On Investment, the Trust Advisor will exercise its business judgment and apply similar criteria as it does with initial investments. See "Follow-On Investments" under "Investment Objective and Policies."

8. TIMING AND AMOUNT OF DISTRIBUTIONS

    The Trust will distribute all of its Cash Revenues on a quarterly basis. Such distribution may not be sufficient to enable Shareholders to pay income taxes on their allocable share of Trust profits. The Trust will not borrow funds to make distributions. There can be no assurance that the cumulative cash distributions to Shareholders will equal or exceed their investment in the Trust, or that the Trust will make any distributions. See "Distributions and Allocations."

9. LEVERAGE

    The Trust may borrow funds in order to make investments in Portfolio Companies and for operational purposes. The use of leverage will magnify increases or decreases in the Trust's net asset value. Although the use of leverage could permit greater diversification and spreading of risks, it also increases the sensitivity of the Trust to adverse developments in the general economy or in the Portfolio Companies in which the Trust invests. Because the Trust's investments generally will pay interest at fixed rates, if interest rates were to rise the Trust's debt service on any floating or variable rate debt incurred by the Trust would rise without a concomitant rise in the interest rates received from Portfolio Companies. This could decrease the amount the Trust has available to pay dividends. Furthermore, if a Portfolio Company defaults on its obligation to the Trust, the loss would be magnified by the existence of leverage. See "Miscellaneous" under "Investment Objective and Policies."

10.COMPETITION FOR INVESTMENTS

    The Trust expects to encounter competition from other persons or entities having similar investment objectives. Competitors include other business development companies, investment partnerships and corporations, small business investment companies, and large industrial and financial companies investing directly or through Affiliates and individuals. Many of these competitors have more experience with Enhanced Yield Investments, greater financial resources and more personnel than the Trust and/or the Trust Advisor and may be subject to different and frequently less stringent regulations. There is no assurance that acceptable investments will be available. To the extent competition for investments increases or the number of investment opportunities decrease, the yield available to the Trust may decrease. Furthermore, if the Independent Trustees, upon the recommendation of the Trust Advisor, determine that available net offering proceeds cannot be invested in accordance with the Trust's investment objective and policies and are, therefore, returned to Investors, the yield to Investors would be reduced since the return of capital would not be accompanied by a refund of any offering and organization expenses paid by the Trust. See "Investment Objective and Policies" and "Conflicts of Interest."

11. INTEREST RATE AND STOCK MARKET FLUCTUATIONS

    The Trust anticipates that Enhanced Yield Investments generally will pay interest at fixed rates. Therefore, if interest rates generally rise while such investments are outstanding, Investors in the Trust may receive interest income at lower rates than are then prevailing in the market place.

    General fluctuations in the prices of securities on the stock markets may affect the value of the investments held by the Trust. Moreover, the business plans of certain Portfolio Companies may include the sale of segments of their business. Stock market fluctuations may affect the amount Portfolio Companies can receive from the sale of certain segments of their businesses, which will affect the value of the Trust's investment in those Portfolio Companies.

12. LIMITED NUMBER OF INVESTMENTS AND INDUSTRY CONCENTRATION

    The Trust will be limited in the amount of Available Capital it may invest in any one Portfolio Company. Generally, the Trust may not initially invest more than the greater of $2,500,000 or 10% of its Available Capital in a single Portfolio Company. In the initial stages of the Investment Period and particularly after the Initial Closing and before subsequent Closings, with the approval of the Independent Trustees, the Trust may make an investment in one Portfolio Company utilizing all of its Available Capital. Because the minimum number of Shares that will be sold is 1,500, it is more likely than not that the Trust will invest in one or two Portfolio Companies if only the minimum number of Shares is sold. While the Trust Advisor intends to limit the exposure of the Trust's capital in any single investment, the Trust's capital will be invested in a limited number of Portfolio Companies, and financial difficulty on the part of any single Portfolio Company will expose it to a greater risk of loss than would be the case if it were a "diversified" company holding numerous investments. It is possible that the Trust will invest as much as sixty percent (60%) of its funds in as few as two Portfolio Companies. See "Quantitative Factors -- Portfolio Concentration" under "Investment Objective and Policies." If the Trust invests substantially all of its assets in two Portfolio Companies, the risk that the Trust will lose a substantial portion of its assets is much greater than if the Trust diversifies its investments in a greater number of Portfolio Companies.

    The  Trust  intends  to  spread  its  investments  among  several  Portfolio
Companies and industries. Although the Trust Advisor does not intend to concentrate in a single or a few industries, the Trust Advisor and its Affiliates have experience in the telecommunications industry, and the Trust Advisor may encounter more investment opportunities in that industry than in other industries. If the most attractive Enhanced Yield Investments available to the Trust Advisor and the Trust are concentrated in a small number of Portfolio Companies or industries, the Trust's portfolio may become concentrated in those Portfolio Companies or industries. In such event, the Trust would be exposed to the risk of adverse developments in or affecting any single Portfolio Company or industry to a greater extent than if its investments were dispersed over a greater variety of Portfolio Companies or industries. See "Quantitative Factors" under "Investment Objective and Policies."

B.  FEDERAL INCOME TAX RISKS

13. TAXATION OF THE TRUST AS A CORPORATION

    The anticipated tax consequences to Shareholders of an investment in the Trust, such as the pass-through of income, gain, losses and other deductions, depends upon the classification of the Trust as a partnership, rather than an association taxable as a corporation, for federal income tax purposes. The Trust has not requested an advance ruling from the Internal Revenue Service (the "IRS") that it be treated as a partnership for federal income tax purposes. The IRS would likely deny any such request since the Trust will not satisfy all of the requirements contained in published IRS Procedures for obtaining such an advance ruling. Instead, Bradley & Riley, P.C., counsel to the Trust, will deliver its opinion that, provided the Trust is not a publicly traded Trust, the Trust will be classified is a partnership for federal income tax purposes. Unlike a tax ruling, an opinion of counsel has no binding effect on the IRS and there can be no assurance that the IRS will not challenge the classification of the Trust as a partnership for federal income tax purposes. Moreover, continued eligibility of the Trust for classification as a partnership will depend on no adverse changes of law and the Trust's not becoming a publicly traded partnership as described below. Since the Trust will not be eligible for the tax treatment available to investment companies registered as such under the Investment Company Act, the Trust would be required to pay income tax at corporate tax rates on its net income if it were classified as an association taxable as a corporation.

    In recent years, the Treasury Department and members of Congress have on multiple occasions proposed to classify trusts and limited partnerships with interests which are widely held, such as the Trust, as corporations rather than partnerships for federal income tax purposes. In December 1987, the Internal Revenue Code of 1986 (the "Code") was amended to provide that certain "publicly traded partnerships" will be classified as corporations for federal income tax purposes. The Declaration of Trust provides for the Trust to satisfy one of certain safe harbors for avoiding classification as a publicly traded partnership contained in an IRS Advance Notice and proposed Regulations recently issued by the IRS. Accordingly, it is not anticipated that the Trust will be a publicly traded partnership. However, there can be no assurance that regulations will not be promulgated or legislation will not be passed at some future date that would cause the Trust to be classified as a corporation or a publicly traded partnership. In addition, if necessary to avoid conflict with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), the Trust may amend its Declaration of Trust in ways that will increase its risk of classification as a publicly traded partnership. The Declaration of Trust provides that if it appears likely that the Trust will be classified as a corporation or a publicly traded partnership for federal income tax purposes, the Trust Advisor may take such steps as it deems necessary to minimize the adverse tax consequences of such classification. Such steps could include the amendment of the Declaration of Trust, reorganization of the Trust as a regulated investment company pursuant to section 851 of the Code, liquidation of the Trust or such other steps as may be deemed appropriate to the Trust Advisor and the Independent Trustees at such time. See "Tax Consequences" under "Tax Matters."

14. TAX CONSIDERATIONS FOR FOREIGN INVESTORS

    The tax treatment applicable to a foreign Investor who invests in the Trust is complex and subject to uncertainty and will vary depending upon the particular circumstances of a particular Investor. See "Tax Considerations for Nonresident Aliens and Foreign Corporations" under "Tax Matters." Foreign Investors should consult their tax advisers with respect to the possible federal, state, local and foreign tax consequences of an investment in the Trust.

C.  TRUST AND CONTRACTUAL RISKS

15. RELIANCE ON THE TRUST ADVISOR

    Pursuant to the Management Agreement between the Trust and the Trust Advisor, the Trust will only make Enhanced Yield Investments recommended by the Trust Advisor. Accordingly, an Investor in the Shares must rely upon the ability of the Trust Advisor in identifying, structuring and making Enhanced Yield Investments consistent with the Trust's investment objectives and Policies. See "Investment Objective and Policies." There are no employment agreements between the Trust Advisor and its key management personnel. No assurances can be given as to the continuing availability of such management services during the life of the Trust. Such management services could cease to be available to the Trust under various circumstances, including a change in the control of the Trust Advisor. See "Trust Advisor" under "Management Arrangements." Furthermore, management will not be evaluated by the Shareholders.

16. TRUST ADVISOR'S BROAD DISCRETION OVER THE USE OF PROCEEDS

    All decisions with respect to the management of the Trust will be made exclusively by the Independent Trustees and the Trust Advisor. See "Management Arrangements." Shareholders have no right or power to take part in the management of the Trust. Accordingly, no person should purchase Shares unless such person is willing to entrust the management of the Trust to the Trust Advisor, subject to overall supervision of the Independent Trustees.

17. SHAREHOLDERS' INABILITY TO EVALUATE OR REVIEW FINANCIAL STATEMENTS OF PORTFOLIO COMPANIES

    An Investor will not have the opportunity to evaluate personally the relevant economic, financial and other information that will be utilized by the Trust Advisor in its selection, structuring, monitoring and disposition of investments and will not receive the detailed financial information prepared by Portfolio Companies that is available to the Trust Advisor.

18. NO MARKET FOR SHARES; SHARES ARE ILLIQUID SECURITIES

    The Shares will only be transferable in accordance with certain restrictions in the Declaration of Trust and may be affected by restrictions on resales imposed by the laws of some states. A Shareholder may not transfer a Share unless the Shareholder represents and provides documentation satisfactory in form and substance to the Trust Advisor that such transfer was not effected through a broker dealer or matching agent that makes a market in Shares or that provides a readily available, regular and ongoing opportunity to Shareholders to sell or exchange their Shares through a public means of obtaining or providing information of offers to buy, sell or exchange Shares. In the case of the sale of a Share, the Trust Advisor must determine that such sale, assignment or transfer would not, by itself or together with any other sales, transfers or assignments, likely result in the Trust's being classified as a publicly traded partnership. A transferor will not be required to make the representations described above if he represents that the transfer is effected through an agent whose procedures have been approved by the Trust Advisor as consistent with the requirements for avoiding classification as a publicly traded partnership. The Declaration of Trust also prohibits the transfer of Shares to certain transferees. See "Transferability of Shares." There is presently no public market for the Shares, and there are restrictions contained in the Declaration of Trust that are intended to prevent the development of a public market. Consequently, Shareholders may not be able to liquidate their investment in the event of emergency or for any other reason. Such factors may also affect the price which a Shareholder would be able to obtain for Shares.

19. REGULATION

    The Trust has elected to be treated as a business development company under the Investment Company Act. Such Act imposes restrictions on the activities of the Trust, including restrictions on the nature of its investments, the use of borrowed funds for Trust purposes and its issuance of securities, options, warrants or other rights, and requires that a majority of the Trustees of the Trust be individuals who are not "interested persons" of the Trust as defined in the Investment Company Act. Such restrictions may prohibit the purchase of certain Enhanced Yield Investments that would otherwise be suitable for investment by the Trust or render such purchases inadvisable. See "Regulation."

    Because there are no judicial and few administrative interpretations of portions of the legislation applicable to the Trust, there is no assurance that the legislation will be interpreted or administratively implemented in a manner consistent with the Trust's objectives and intended manner of operation. If the Trust Advisor, with the approval of the Trustees of the Trust, determines that the Trust cannot operate effectively under the Investment Company Act, the Trust Advisor, with the approval of the Trustees, may at some future date decide to withdraw the Trust's election as a business development company and transform it into an operating company not subject to regulation under the Investment Company Act or cause it to liquidate. Such changes may not be effected without the approval of the Shareholders holding a majority of the outstanding Shares of the Trust.

20. CONFLICTS OF INTEREST

    The Trust Advisor, the Corporate Trustee and their Affiliates, including the Dealer Manager and its parent, Berthel Fisher & Company, may be subject to various conflicts of interest in connection with their relationships and transactions with the Trust. The contractual and other arrangements between the Trust and the Trust Advisor, the Corporate Trustee and their Affiliates, including the Dealer Manager, have not been established by arm's length negotiations. Such conflicts of interest may include the following: transactions with the Trust and Portfolio Companies; conflicts as to investment opportunities; timing of disposition of trust investments; allocation of the Trust Advisor's time and services; other relationships with Portfolio Companies; participation by an Affiliate as Dealer Manager; and lack of separate representation. See "Conflicts of Interest."

                                USE OF PROCEEDS

    The following table sets forth the Trust's best estimate of the use of proceeds from the sale of 1,500 Shares and 25,000 Shares.

                                                                   ESTIMATED USE OF GROSS OFFERING PROCEEDS
                                                           ---------------------------------------------------------
                                                                MINIMUM OFFERING              MAXIMUM OFFERING
                                                           ---------------------------  ----------------------------
                                                              AMOUNT       PERCENT(1)       AMOUNT       PERCENT(1)
                                                           -------------  ------------  --------------  ------------
Gross Proceeds...........................................  $   1,500,000       100.0%   $   25,000,000       100.0%
Selling Commissions......................................       (105,000)        7.0        (1,750,000)        7.0
Wholesale Marketing Fee..................................        (37,500)        2.5%         (625,000)        2.5%
Due Diligence Expenses...................................         (7,500)         .5          (125,000)         .5
Investment Set-up Fee....................................         (7,500)         .5          (125,000)         .5
Other Organizational and Offering Expenses(2)............        (60,000)        4.0        (1,000,000)        4.0
Acquisition Fees and Acquisition Expenses................        (52,500)        3.5          (875,000)        3.5
                                                           -------------     -----      --------------     -----
Net Proceeds Available for Operation of the Trust........  $   1,230,000        82.0%   $   20,500,000        82.0%

------------------------
(1) All percentages shown in the table above are percentages of gross proceeds.

(2) The different amounts of expenses at the minimum and maximum levels reflect that certain expenses incurred by the Trust at the minimum level will not be paid by the Trust. Although the table shows that other Organizational and Offering Expenses will be a maximum of $1,000,000 at the Maximum Offering, the Trust Advisor expects that the maximum amount to be spent on other Organizational and Offering Expenses will be less than $1,000,000.

    The net proceeds of this offering, after payment of Organizational and Offering Expenses of the Trust, are estimated to be $1,282,500 if 1,500 Shares are sold or $21,375,000 if 25,000 Shares are sold. If the Trust elects to exercise its option to sell an additional 25,000 Shares for a maximum of 50,000 Shares, the net proceeds are estimated to be $42,750,000. No portion of the net proceeds of this offering has been allocated to any particular investment. The proceeds will be utilized in a manner consistent with the Investment Company Act and in accordance with the Trust's investment objective and policies.

    The net proceeds will be used to invest in Portfolio Companies and to make Temporary Investments. The Trust intends to invest or commit for Investment in Trust Assets within the later of two years from the date of effectiveness of the offering or one year from the Final Closing all of the net proceeds of this offering in Enhanced Yield Investments issued by Portfolio Companies. Pending investments in Portfolio Companies, the Trust will make temporary investments permissible for a business development company under the Investment Company Act, which include investments in cash, cash items of banks, government securities, and high quality debt securities maturing in one year or less from the time of investment in such securities. See "Temporary Investments" under "Investment Objective and Policies." Any proceeds of the offering not committed for investment in Portfolio Companies within the later of two years from the date of effectiveness of the offering or one year from the Final Closing will be distributed pro rata to the Shareholders as a return of capital without deduction of Front End Fees.

    Organizational and Offering Expenses will be paid from the proceeds of this offering. If 1,500 Shares are sold, such expenses to be paid from proceeds are estimated to be $217,500. If 25,000 Shares are sold, such expenses to be paid from proceeds will not exceed $3,625,000. If the Trust elects to exercise its option to sell an additional 25,000 Shares for a maximum of 50,000 Shares, such expenses to be paid from proceeds will not exceed $7,250,000. A portion of the Trust's Organizational and Offering Expenses has been advanced or will be advanced by the Trust Advisor and will be reimbursed by the Trust upon closing of this offering. The Trust Advisor will pay all Organizational and Offering Expenses (excluding the Wholesale Marketing Fee, sales commissions and discounts, Investment Set-up Fee and due diligence expenses) that exceed 4% of the purchase price of Shares sold in the offering. Not more than 10% of the proceeds of this offering will be paid, in the aggregate, to NASD members, or to persons who are affiliated with, associated with or related to NASD members.

    Acquisition Fees and Acquisition Expenses will be paid from the proceeds of this offering. Such fees and expenses are not determinable at this time, but the total of all Acquisition Expenses and Acquisition Fees will not exceed 3.5% of the proceeds of this offering. If 1,500 Shares are sold, such fees and expenses will not exceed $52,500. If 25,000 Shares are sold, such fees and expenses will not exceed $875,000. If the Trust elects to exercise its option to sell an additional 25,000 Shares for a maximum of 50,000 Shares, such fees and expenses will not exceed $1,750,000.

                             TERMS OF THE OFFERING

    The Trust is offering an aggregate of 25,000 Shares. The Trust has the right to engage the Dealer Manager to find subscribers for up to an additional 25,000 Shares, for a total maximum offering of 50,000 Shares. The offering will terminate twelve months following the effective date of this Prospectus, provided however, if the minimum number of Shares is sold and the Trust renews registration with the SEC and with the various state agencies, the offering period may be extended for up to an additional year.

    If subscriptions for 1,500 Shares have not been received by the Termination Date, the offering will be terminated and any subscription amounts received will be promptly refunded with interest, if any, actually earned thereon. If at any time during the offering subscriptions from suitable Investors acceptable to the Trust for at least 1,500 Shares have been received and accepted and all other conditions to closing have been met, the Trust may (i) accept such subscriptions at the Initial Closing (the "Initial Closing") and issue Shares to such Investors and (ii) continue to offer for sale the remaining Shares until the earlier of the Termination Date or the date all Shares are purchased. After the Initial Closing and until the Termination Date, subscriptions may be accepted by the Trust and funds received at additional Closings (any such additional Closing and the Initial Closing being herein referred to as a "Closing") held at such time or times as the Trust Advisor and the Dealer Manager shall deem advisable.

    Organizational and Offering Expenses paid by the Trust will not exceed 14.5% of the aggregate purchase price of Shares sold. Organizational and Offering Expenses are all expenses incurred by and to be paid from the assets of the Trust in connection with and in preparing the Trust for registration and subsequently offering and distributing Shares to the public including, but not limited to, total underwriting and brokerage discounts and commissions (but not including fees of the underwriter's attorneys, which will be paid independently by the Dealer Manager), the Wholesale Marketing Fee, the Investment Set-up Fee, expenses for printing, engraving, mailing, salaries of employees of the Dealer Manager while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of its securities under Federal and State laws, including taxes and fees, accountants' and attorneys' fees. Front End Fees paid by the Trust will not exceed 18%. Front End Fees are fees and expenses paid by any party for any services rendered to organize the Trust and to acquire assets for the Trust, including Organizational and Offering Expenses, Acquisition Fees and any other similar fees.

    The Dealer Manager will receive a selling commission ranging from 7.0% to 2.0% of the aggregate purchase price of Shares sold, which may be reallowed to participating Selling Agents on Shares sold through them. Selling commissions will vary depending on the number of Shares purchased by an Investor. The selling commissions will be paid at each Closing, computed on the aggregate purchase price of the Shares sold and accepted by the Trust at each Closing. For sales to Investors who purchase less than $500,000 of Shares, the commissions will be 7.0%. For sales to Investors who purchase $500,000 or more but less than $1,000,000 of Shares, the commissions will be 5.0%. For sales to Investors who purchase $1,000,000 or more but less than $1,500,000 of Shares, the commissions will be 4.0%. For sales to Investors who purchase $1,500,000 or more but less than $2,000,000 of Shares, the commissions will be 3.0%. For sales to Investors who purchase $2,000,000 or more of Shares, the commissions will be 2.0%. For purposes of Trust allocations, an Investor who receives a selling commission discount will receive the number of Shares purchased without regard to the discount and will be treated as having made a Capital Contribution to the Trust in the amount of that Investor's gross investment.

    The difference between 7.0% and the applicable commission will be reimbursed to an Investor at the Closing of the sale of the Shares. Investors who purchase $500,000 or more but less than $1,000,000 of Shares will receive a discount of 2.0%. Investors who purchase $1,000,000 or more but less than $1,500,000 of Shares will receive a discount of 3.0%. Investors who purchase $1,500,000 or more but less than $2,000,000 of Shares will receive a discount of 4.0%. Investors who purchase $2,000,000 or more of Shares will receive a discount of 5.0%. Any discounts in commissions will reduce the purchase price payable by an Investor. The Proceeds to the Trust net of commissions will not be affected by these discounts for volume purchases.

    In addition, the Trust will pay the Dealer Manager a Wholesale Marketing Fee equal to 2.5% of the aggregate purchase price of Shares sold for wholesale marketing services rendered in connection with organizing the sales and marketing efforts with respect to the offering of Shares. The Dealer Manager may reallow a portion of its Wholesale Marketing Fee to any Selling Agent who sells an aggregate of 500 Shares ($500,000) or more of the Trust. Such reallowance will be in an amount not to exceed 0.5% of the purchase price of Shares sold by such Selling Agent. Additionally, the Dealer Manager may in the future identify employees of the Dealer Manager who will perform wholesaling services. Such employees of the Dealer Manager will be registered persons with the NASD and will be compensated out of the Dealer Manager's Wholesale Marketing Fee. The Dealer Manager will also reallow a portion of the Wholesale Marketing Fee to Mr. Donald Ferrari. Mr. Ferrari is a registered principal with the NASD as a principal of First San Francisco Equities, Inc. From the Dealer Manager's Wholesale Marketing Fee Mr. Ferrari will be paid a commission of .25% of the aggregate purchase price of all shares sold, except those shares sold by the Dealer Manager; a commission of 1.25% of the aggregate purchase price of all shares sold by Selected Sales Agents that Mr. Ferrari has solicited to enter into Soliciting Dealer Agreements for the sale of Shares; and will be reimbursed his actual expenses up to a limit agreed upon by the Dealer Manager. In addition to its engagement with Mr. Ferrari, the Dealer Manager may, during the offering period, engage other registered persons to whom the Dealer Manager may reallow a portion of its Wholesale Marketing Fee on terms similar to, but not in excess of, the terms pursuant to which Mr. Ferrari is engaged. The Trust will reimburse the Dealer Manager for due diligence expenses in an amount not to exceed 0.5% of the aggregate purchase price of Shares sold.

    For services in connection with establishing the Trust the Trust will pay the Corporate Trustee an Investment Set-up Fee of .5% of the Shares sold. Because the Investment Set-up Fee will be paid to an Affiliate of the Dealer Manager, the Investment Set-up Fee may be considered to be compensation to the Dealer Manager.

    The Trust will pay or reimburse the Trust Advisor for Organizational and Offering Expenses incurred in connection with the organization of the Trust and the offering and sale of Shares, including, printing expenses, filing fees, and legal and accounting expenses. The Trust Advisor will pay any Organizational and Offering Expenses (excluding selling commissions and discounts, the Investment Set-up Fee, the Wholesale Marketing Fee and due diligence expenses) that in the aggregate exceed 4% of the aggregate purchase price of Shares sold.

    Shares are offered at $1,000 each. The minimum subscription is five (5) Shares ($5,000) or two (2) Shares ($2,000) for IRAs. Subscriptions for fractional Shares will not be accepted.

    Tenants in common and joint tenants (other than a husband and wife) purchasing Shares must purchase at least five Shares ($5,000) for each tenant in common or joint tenant. Any partnership, corporation, trust or other entity that has been formed for the specific purpose of purchasing Shares must purchase at least five (5) Shares ($5,000) for each beneficial owner of such entity.

    The Dealer Manager and Trust Advisor and their Affiliates may, but are not obligated to, purchase up to 10% of the Shares and, to the extent of such purchases, will share in the Trust's profits, losses and distributions on the same basis as other Shareholders. Purchases of Shares by the Dealer Manager, Trust Advisor and their Affiliates shall not be counted toward the minimum number of Shares necessary to have the Initial Closing. Shares purchased by the Dealer Manager, the Trust Advisor, or their Affiliates will be purchased for investment purposes only. Independent Trustees may not acquire Shares.

    To the extent Shares are sold to the Trustees, the Dealer Manager, the Trust Advisor, the Selling Agents and their Affiliates and employees, the number of Shares available for purchase by the general public will be reduced.

    The Dealer Manager will pay attorneys fees or disbursements it incurs in connection with the offering and sale of Shares from its share of selling commissions.

INVESTOR SUITABILITY STANDARDS

    AN INVESTMENT IN THE SHARES IS A SPECULATIVE INVESTMENT. AN INVESTMENT IN THE TRUST INVOLVES SIGNIFICANT RISKS AND IS NOT A SUITABLE INVESTMENT FOR ALL POTENTIAL INVESTORS. See "Risk Factors."

    It is the responsibility of the Sponsor and each person selling Shares on behalf of the Sponsor or Trust to make every reasonable effort to determine that the purchase of Shares is a suitable and appropriate investment for each Shareholder, based on information provided by the Shareholder regarding the Shareholder's financial situation and investment objectives.

    Except as provided below, a prospective Investor will be required to represent that the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $60,000 and has an annual gross income of at least $60,000 or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $150,000.

    Prospective Investors in the State of California will be required to represent that the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $60,000 and an annual gross income of at least $60,000 or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $250,000.

    Prospective Investors in the States of Iowa, Arizona, Arkansas and New Jersey will be required to represent that the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $60,000 and has had a minimum, gross annual income of $60,000 for each of the last two tax years, and reasonably expects to have a minimum gross annual income of $60,000 for the current tax year or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $225,000, and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

    Prospective Investors in the State of Michigan will be required to represent that the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $60,000 in excess of the purchase price of Shares subscribed for and expects to have during the current and next three (3) years an annual gross income of at least $60,000 or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $225,000 in excess of the purchase price of Shares subscribed for, and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

    In the case of an Investor that is a partnership, the net worth standards are applicable to the partnership, and the income standard is applicable to each of its partners. In the case of an Investor who is investing as a trustee (other than the trustee of a Qualified Plan or IRA as described below), the net worth standards are applicable to the entity providing the funds for the investment, and the annual income standard is applicable to the beneficiaries who will receive any income generated by the investment; provided, however, that if the trustee is the donor who supplied the funds for investment to such entity, the suitability standards will apply to such trustee. In the case of an Investor purchasing Shares as custodian for a minor, the net worth and income standards are applicable to the person providing the funds for the investment. In the case of a husband and wife purchasing Shares jointly, the net worth standards will be applied to their combined net worth, and the annual income standard will be applied to their combined income. Any other persons jointly purchasing Shares must meet the applicable suitability standards without regard to other joint purchasers.

    In the case of a Keogh plan covering only a self-employed individual or of an IRA, the net worth and annual income standards are applicable to either (i) the individual or individuals contributing funds to the Keogh plan or IRA or
(ii) the trust or custodial account created in connection therewith.

    In the case of an Investor who is a trustee of a qualified pension, profit-sharing or stock bonus plan, including a Keogh plan (collectively "Qualified Plans"), the net worth and the annual gross income standards are applicable to the qualified trust forming part of such plan. In addition to such standards, Investors who are fiduciaries of Qualified Plans or who are purchasing on behalf of an IRA should also consider that some Trust income may be considered unrelated business income and may therefore be subject to federal income taxation to the extent that a Qualified Plan's or IRA's share of the Trust's income exceeds $1,000. See "Investment by Certain Types of Tax Exempt Entities" under "Tax Matters." In addition, any such Investor should consider the discussion relating to other issues arising under ERISA and the Code in connection with the purchase of Shares described under "Investment by Certain Types of Tax Exempt Entities" under "Tax Matters."

    It is anticipated that, at the request of Investors, certain Selling Agents may serve as custodians for various IRAs or Keogh plans which may be established to acquire Shares. Such Selling Agents are expected to charge Investors who set up such IRA or Keogh plans initial fees and annual management fees in connection with IRA accounts or Keogh plans through which Shares are acquired. Investors may also elect to make their own arrangements for IRA or Keogh trustees. The Trust Advisor and its Affiliates will not allow the purchase of Shares during the offering with assets of any Qualified Plan (including Keogh plans) or IRA if the Trust Advisor, a Selling Agent who would receive a commission with respect to such purchase, or any of their employees, Affiliates or financial consultants is a fiduciary of such Plan or IRA within the meaning of Section 3(21) of ERISA.

    Shares also may not be purchased by a Qualified Plan (including a Keogh plan) or an IRA of which any Trustee is a "party in interest" or "disqualified Person," as defined in Section 3(14) of ERISA and Section 4975(e)(2) of the Code. See "Investment by Certain Types of Tax Exempt Entities" under "Tax Matters."

HOW TO SUBSCRIBE

    Investors may subscribe to purchase Shares by completing, executing and delivering a Subscription Agreement attached to this Prospectus as Exhibit B.

    Prior to the Initial Closing, an Investor must deliver to his Selling Agent a check payable to the order of "Firstar Bank Cedar Rapids, N. A. -- Escrow Agent." After the Initial Closing, an Investor must (i) deliver to his Selling Agent a check payable to the order of the Trust or (ii) for Investors who subscribe after the Initial Closing for more than $500,000, assure that such Investor's account with the Investor's Selling Agent (other than the Dealer Manager) contains or will contain cash or other good funds on the specified settlement date, in each case in the amount of $1,000 for each Share that the Investor desires to purchase. Each Investor who is permitted to authorize and who authorizes his Selling Agent to debit his customer account will be notified by the Investor's Selling Agent of the settlement date for the purchase of such Shares. Each such Investor must have funds to cover his subscription payment in his account on the specified settlement date and his account will be debited on the settlement date.

    Prior to the Initial Closing, all checks received by the Selling Agents and the funds debited from an Investor's account will be deposited promptly with Firstar Bank Cedar Rapids, N. A., as escrow agent, and invested in securities issued or guaranteed by the United States government, fully insured certificates of deposit or fully insured interest-bearing accounts with national banks. Except as otherwise required under applicable law, amounts deposited in the escrow account may not be withdrawn by Investors. After the Initial Closing, the Dealer Manager will forward all checks and copies of Subscription Agreements directly to the Trust. A subscriber's payment will be returned promptly in full, together with such subscriber's pro rata share of any interest earned and received thereon, if such subscription is not accepted by the Trust.

    All prospective investors shall have the right to receive a refund of their investment for a period of five business days after the date the prospective investor receives a final prospectus. A request for a refund may be made in any fashion but, if made other than in an originally signed and written communication, must be confirmed with such a communication within 15 business days after the date a final prospectus is received.

    The  Trust  Advisor  may,   in  its  sole   discretion,  accept  or   reject
subscriptions in whole or in part.

    Not more than thirty (30) days after the Trust receives a subscription, the Trust Advisor will notify a prospective Investor if such Investor's subscription has been rejected. Amounts paid by a prospective Investor whose subscription is rejected will be promptly returned with interest, if any, earned thereon as provided below. Any subscription not so rejected will be accepted, subject to the satisfaction of the conditions referred to below. Purchasers subscribing prior to the Initial Closing shall be admitted as Shareholders as of the Initial Closing. After the Initial Closing, a subscriber's funds will be paid directly to the Trust, and, subject only to the subscriber's right to a refund as described above, the subscriber shall be admitted as a Shareholder when such subscriber's subscription agreement is accepted.

    If the offering and sale of Shares is not consummated, all subscription amounts will be promptly returned to subscribers.

    Each Shareholder will be entitled to the distributive share of profits, losses and distributions allocable to the Shares issued to him at a particular Closing, as provided in the Declaration of Trust, including distribution of the Underwriting Return and distributions after the Final Closing. See "Distribution and Allocations."

FOREIGN INVESTORS

    Shares   may  be   purchased  by  nonresident   alien  individuals,  foreign
corporations, foreign partnerships and other nonresident foreign Investors.

    See "Tax Considerations for Nonresident Aliens and Foreign Corporations" under "Tax Matters" for information concerning the federal income tax and reporting consequences to a foreign Investor of purchasing Shares.

    A foreign Investor must execute a Subscription Agreement. By doing so, a foreign Investor agrees to supply the Trust with certain information, including any information that may be necessary for the Trust to satisfy any legal reporting requirements. The Subscription Agreement also contains an indemnification by the foreign Investor for any liability incurred by the Trust as a result of its failure to withhold any taxes or to comply with any reporting requirements because the foreign Investor did not provide the information necessary to enable the Trust to so withhold or so comply. In addition, the Subscription Agreement contains a power of attorney permitting the sale of the foreign Investor's Shares in the event that the foreign Investor does not provide the Trust with a completed Internal Revenue Service Form 4224 each year.

    Foreign Investors should carefully review with their own tax advisors the Subscription Agreement attached to this Prospectus as Exhibit B and the tax aspects of an investment in Shares.

CONDITIONS TO CLOSING

    A Closing with respect to the offering and sale of the Shares will occur and the Trust will be entitled to receive Investors' funds if the following conditions, among others, have been satisfied:

         (i) On the date of the Initial Closing subscriptions for a minimum of 1,500 Shares have been received and accepted;

        (ii) On the date of each Closing, the escrow agent (in the case of the Initial Closing) or the Trust (in the case of subsequent Closings) has received full payment of the purchase price for the Shares being sold at such Closing; and

       (iii) On the date of each Closing, Bradley & Riley, P.C. has delivered or reaffirmed as of such date its opinion, referred to under "Tax Matters," to the effect that the Trust will be treated as a partnership for federal income tax purposes.

                             COMPENSATION AND FEES

    The amounts and kinds of compensation and fees to be paid to the Trust Advisor and its Affiliates and the Independent Trustees during the various phases of the organization and operation of the Trust are summarized in the table below. The table discloses all compensation that the Sponsor or its Affiliates can receive either directly or indirectly. The table also shows Acquisition Fees and Acquisition Expenses even though such fees and expenses will not be paid to the Sponsor or its Affiliates.

                        ORGANIZATION AND OFFERING PHASE

    PERSON RECEIVING                                                              ESTIMATED AMOUNT OF
      COMPENSATION                    TYPE OF COMPENSATION                            COMPENSATION
-------------------------  ------------------------------------------  ------------------------------------------
Dealer Manager             Selling   commissions   and   a  Wholesale  Selling commissions will vary between 7.0%
                           Marketing Fee for acting as Dealer Manager  and 2.0% of  the aggregate purchase  price in  connection with the offering of Shares  of  all  Shares  sold,  depending  on  the
                           and   reimbursement   of   due   diligence  number of Shares purchased by an Investor.
                           expenses.                                   See "Terms of the Offering." The aggregate
                                                                       selling commission, assuming no  discounts
                                                                       of   the  selling   commissions,  will  be
                                                                       $105,000 if  1,500  Shares  are  sold  and
                                                                       $1,750,000  if 25,000 Shares are sold. The
                                                                       Dealer  Manager   will   reallow   selling
                                                                       commissions  to  Selling Agents  as dealer
                                                                       concessions. The  Wholesale Marketing  Fee
                                                                       is  2.5% of  the public  offering price of
                                                                       all Shares sold.  The Wholesale  Marketing
                                                                       Fee  will be  $37,500 if  1,500 Shares are
                                                                       sold and  $625,000  if 25,000  Shares  are
                                                                       sold.   Reimbursement  of   due  diligence
                                                                       expenses  may  not  exceed  0.5%  of   the
                                                                       aggregate  purchase price  of Shares sold.
                                                                       See "Terms of the Offering."

Trust Advisor              Reimbursement   of   Organizational    and  Amount  of reimbursement may not exceed 4%
                           Offering  Expenses,  including  legal  and  of  the  aggregate purchase  price  of all
                           accounting fees and  printing and  mailing  Shares   sold.   Any   Organizational  and
                           expenses, paid  or incurred  by the  Trust  Offering  Expenses  (excluding  Investment
                           Advisor in connection with organizing  the  Set-up   Fee,   due   diligence  expenses,
                           Trust and offering the Shares.              selling  commissions  and  discounts   and
                                                                       Wholesale  Marketing Fee) of  the Trust in
                                                                       excess of this amount will be paid by  the
                                                                       Trust Advisor.

Corporate Trustee          Investment Set-up Fee.                      The Trust will pay the Corporate Trustee a
                                                                       fee equal to .5% of the aggregate purchase
                                                                       price  of all Shares  sold for services in
                                                                       connection with  the organization  of  the
                                                                       Trust.  The  fee will  be $7,500  if 1,500
                                                                       Shares are  sold, and  $125,000 if  25,000
                                                                       Shares  are  sold.  Because  the Corporate
                                                                       Trustee is  an  Affiliate  of  the  Dealer
                                                                       Manager,  the Investment Set-up Fee may be
                                                                       considered  to  be  compensation  to   the
                                                                       Dealer Manager.

                                                OPERATIONAL PHASE

    PERSON RECEIVING                                                              ESTIMATED AMOUNT OF
      COMPENSATION                    TYPE OF COMPENSATION                            COMPENSATION
-------------------------  ------------------------------------------  ------------------------------------------
Trust Advisor              Management   Fee  and   incentive  distri-  The Trust will  pay the  Trust Advisor  an butions  for providing management services  annual Management Fee equal to 2.5% of the
                           to the Trust, including the                 total  assets  of  the  Trust.  After  the
                           identification,  evaluation,  structuring,  Initial Closing, the  Management Fee  will monitoring  and disposition of the Trust's  be paid  quarterly  in arrears,  with  the
                           investments,   and   providing  managerial  first payment being due at the end of  the
                           assistance to Portfolio Companies.          quarter   in  which  the  Initial  Closing
                                                                       occurs. Thereafter the Management Fee will
                                                                       be paid at the end of each quarter. Actual
                                                                       amounts will depend  on future  operations
                                                                       and are not currently determinable.

Trust Advisor              Incentive distribution.                     The   Trust   Advisor   will   receive  an
                                                                       incentive distribution  equal  to  20%  of
                                                                       distributions from the Trust after Payout.
                                                                       See   "Management   Arrangements."  Actual
                                                                       amounts will depend  on future  operations
                                                                       and are not currently determinable.

Trust Advisor              Expenses    incurred   for   administering  The Trust will  pay to  the Trust  Advisor
                           Shareholder  accounts and  providing other  and its Affiliates the administrative  ex-
                           administrative services.                    penses  associated with the administration
                                                                       of the Trust. Expenses  paid to the  Trust
                                                                       Advisor and its Affiliates will not exceed
                                                                       the lesser of the actual cost of providing
                                                                       such   services  or  the  amount  that  is
                                                                       competitive   with   that   charged    for
                                                                       comparable  administrative services in the
                                                                       same geographic  area by  unrelated  third
                                                                       parties. Actual amounts will depend on the
                                                                       number   of   Shareholders  and   are  not
                                                                       currently determinable. The Trust Advisor,
                                                                       at its  expense,  will provide  the  Trust
                                                                       with  office space,  equipment and certain
                                                                       personnel  necessary  for  the  Trust   to
                                                                       conduct  business.  No  expenses  shall be
                                                                       paid for salaries, fringe benefits, travel
                                                                       expenses and  other  administrative  items
                                                                       incurred  or allocated  to any Controlling
                                                                       Person of the Sponsor.

    PERSON RECEIVING                                                              ESTIMATED AMOUNT OF
      COMPENSATION                    TYPE OF COMPENSATION                            COMPENSATION
-------------------------  ------------------------------------------  ------------------------------------------
Trust Advisor              Reimbursement  of   costs   and   expenses  The  Trust  will reimburse  costs  and ex-
                           directly allocable and identifiable to the  penses that  are  directly  allocable  and
                           Trust  or  its  business  or  investments,  identifiable to the Trust or its  business including  direct  costs  of  investments;  or investments, including direct costs  of
                           expenses    of   portfolio   transactions;  investments and  acquisition of  Portfolio
                           printing and mailing reports and legal and  Companies; expenses of portfolio
                           accounting expenses.                        transactions; printing and mailing reports
                                                                       and  legal and accounting expenses. Actual
                                                                       amounts will depend  on future  operations
                                                                       and are not currently determinable.

Independent Trustees       Annual   fee,   meeting  fees   and  reim-  Annual fee of $12,000 plus a fee of $1,000
                           bursement of expenses.                      for each meeting of the Trustees  attended
                                                                       up  to  an  annual  limit  of  twenty-four
                                                                       meetings ($24,000)  and  reimbursement  of
                                                                       certain out-of-pocket expenses relating to
                                                                       attendance at such meetings.

Dealer Manager             Portfolio Transactions.                     Underwriting  fees, finders fees or broker
                                                                       commissions associated  with  transactions
                                                                       in  securities of  Portfolio Companies, as
                                                                       limited by  Section 57  of the  Investment
                                                                       Company Act. Not currently determinable.

Non-affiliated Third       Acquisition Fees and Acquisition Expenses.  The  Trust  may pay  Acquisition  Fees and
Parties                                                                Acquisition Expenses of up to 3.5% of  the
                                                                       aggregate  purchase  price  of  all Shares
                                                                       sold. The total of such fees and  expenses
                                                                       will  be up to $52,500 if 1,500 Shares are
                                                                       sold and up to  $875,000 if 25,000  Shares
                                                                       are  sold. These fees and expenses will be
                                                                       paid to non-affiliated  third parties  and
                                                                       will  not be  paid to  the Sponsor  or its
                                                                       Affiliates.

                       INVESTMENT OBJECTIVE AND POLICIES

GENERAL

    The investment objective of the Trust is to provide capital appreciation potential and current income by investing primarily in private placements of subordinated debt, preferred stock and related equity securities in small to medium sized private and publicly owned companies. The Trust will invest in "Enhanced Yield Investments," which will be classified in two major categories, Mezzanine Investments and Other Investments.

    Mezzanine Investments are investments that are designed to yield a projected return over the life of the investment that is higher than secured debt financing, but lower than equity financing. Mezzanine Investments generally take the form of subordinated debt or preferred stock with additional rights to own common equity. Rights to own common equity may be in the form of warrants, conversion rights or some other vehicle that allows the Trust to own common equity or a proxy thereof in a Portfolio Company. Current yields are important in Mezzanine Investments. The subordinated debt portion of Mezzanine Investments will generally have a current yield greater than the preferred stock portion of Mezzanine Investments. The security issued as part of a Mezzanine Investment will often provide for the return of principle at the end of a fixed term together with additional equity. See "Mezzanine Investments" below.

    Common types of transactions that may result in some type of Mezzanine Investment being made include (a) expansion and growth financings, (b) leveraged buy-out transactions, (c) asset or company acquisitions, (d) recapitalizations and capital restructurings, and (e) financings for companies that have financially troubled histories.

    In addition to Mezzanine Investments, the other major category of investments for the Trust is referred to herein as Other Investments. Other Investments include (a) high yield debt, (b) venture or equity financing (c) bridge financing and (d) investments in public stocks that the Trust believes are greatly undervalued. The Trust Advisor expects the structure of investments in this category to vary from secured debt to straight common equity. The details of Other Investments are discussed hereinafter. See "Other Investments" below.

    Follow-On Investments are additional investments that "follow" the initial investment in a Portfolio Company, whether the initial investment was a Mezzanine Investment or an Other Investment. A Follow-On Investment may be classified either as a Mezzanine Investment or as an Other Investment. A Follow-On Investment in a particular Portfolio Company will not necessarily be or remain classified in the same category that the initial investments in that Portfolio Company were classified. Follow-On investments and their parameters are discussed in greater detail below. See "Follow-On Investments" below.

    The Trust may borrow funds to make its investments, and the Trust may, subject to the investment limitations described below, commit to invest funds in a Portfolio Company beyond its initial investment, or guarantee the obligations of a Portfolio Company. The Trust may also form a Small Business Investment Company ("SBIC"), which would allow the Trust to have access to loans from the Small Business Administration. There is no assurance the Small Business
Administration will have funds available to make loans or preferred stock investments in SBIC's.

    The Trust has elected to be treated as a business development company under the Investment Company Act. The Trust will not withdraw such election or change its objective of seeking capital appreciation and current income unless, in either case, such action is authorized by the vote of a majority in interest of the Shareholders.

    The Trust may make its investments as a sole investor, with other professional investors or with other persons. The Trust ordinarily will not be the sole investor in a Portfolio Company. Other investors may include the management of the Portfolio Company, other business development companies, small business investment companies, other institutional investors and venture capital groups. The investment position of the Trust and its co-investors, if any, in Portfolio Companies will typically involve a substantial ownership interest, and in some cases may constitute a controlling ownership interest in such companies.

    The securities of Portfolio Companies purchased by the Trust typically will be rated below investment grade, and more frequently, not rated at all. The securities of such Portfolio Companies will often have significant speculative characteristics.

    There is no assurance that the investment objective of the Trust will be attained.

MEZZANINE INVESTMENTS

    Mezzanine financing represents the layer of corporate financing between equity and senior debt, which is typically provided by financial institutions on a secured basis. The term "mezzanine" as used to define this type of financing is descriptive and was actually derived from the more common use of the term to designate a partial story or floor of a building that exists between two main floors or stories. Mezzanine financing usually takes the form of subordinated debt or preferred stock with additional common equity rights. Investments in these types of securities and held by the Trust are referred herein as "Mezzanine Investments."

    Mezzanine financing may be issued by a company to (i) finance growth or expansion, (ii) finance a turnaround of operations, (iii) facilitate a leveraged buyout transaction, (iv) facilitate an acquisition of assets or another company, or (v) recapitalize or restructure its balance sheet. Growth and expansion financings are financings used by companies to further grow and expand operations. These financings normally occur in later staged companies that have significant operations but are not large enough or for other reasons do not have access to the public equity market. Mezzanine financings in turnaround operations sometimes occur where a company has experienced or is experiencing financial difficulties but has significant operations and prospects. These companies may be raising incremental financing or they may be undergoing a restructuring outside of or inside of bankruptcy proceedings. A leveraged buyout is the acquisition of an existing business through a transaction that is funded primarily with borrowings secured by the assets of the company being acquired. An acquisition of assets or the shares of another company may also involve borrowings, but these situations are distinguished from a leveraged buyout because the borrowings may be secured by the assets of the acquiring company in addition to the assets being acquired, or because the borrowings are supported by the borrowing capacity of the acquiring company. A recapitalization typically involves the issuance of new debt and often equity securities by a company (1) to finance the repurchase of all or a portion of the company's common equity equivalents from the holders thereof, (2) to refinance current high cost obligations with a lower cost capital structure, or (3) to refinance current obligations that the company's current or projected operations are not or may not be able to support. A less typical type of recapitalization occurs when increased leverage is incurred as a defensive strategy against unwanted takeovers.

    Mezzanine financings are often utilized by companies in conjunction with the issuance of additional debt instruments or by companies that already have significant leverage. The total amount of leverage involved depends upon the nature of the business of the company and the confidence of investors in the company's ability to generate sufficient cash to meet debt service obligations in a timely fashion. As a result of the substantial leverage often employed, the equity portion of a mezzanine investment offers potential for significant appreciation over time as debt is repaid, but the risks associated with the investment may be significant if the business or prospects of the company decline after the investment.

    Mezzanine Investments consist principally of subordinated debt or preferred stock, combined in most instances with a contingent interest component or an equity participation that offers the potential for capital appreciation. Usually the securities issued in mezzanine financings will provide either for the return of principal in the case of debt securities or for redemption in the case of preferred stock. The return or principal or redemption will generally occur at the end of a specified investment term. A contingent interest component may be included as a feature of Mezzanine Investments where equity participation is not available or not attractive. Contingent interest components may take the form of success fees, royalties, redemption or put premiums, increasing interest or dividend rates or any other type of participating right that is not specifically equity ownership or related thereto. An equity participation may take the form of common stock, conversion or exchange privileges, options, warrants, stock appreciation rights or any economic right that is tied to common equity values or any other right that results or may result in the actual ownership of common equity. In certain instances a Mezzanine Investment may also include a senior debt component.

    To facilitate the acquisition of a Mezzanine Investment, the Trust may purchase senior debt or senior subordinated debt that the Trust Advisor does not intend to hold as part of a permanent Mezzanine Investment. An investment in senior or senior subordinated debt by the Trust will tend both to lower the risk of the Trust's overall portfolio and to lower the Trust's return to Investors. Any investment in such senior or senior subordinated debt will be classified as a Mezzanine Investment.

    There is a high level of risk associated with Mezzanine Investments, and many Mezzanine Investments will perform at lower than expected levels or will fail altogether. Accordingly, possible returns from Mezzanine Investments are usually higher than those expected from secured debt but usually lower than those from straight equity investments.

    A portion of the Trust's investment in a Portfolio Company may take the form of a commitment by the Trust to invest funds in such Portfolio Company beyond the Trust's initial investment or a guarantee by the Trust of the obligations of a Portfolio Company. Such commitments or guarantees will be made only to or for Portfolio Companies in which the Trust has a current or prior investment or Portfolio Companies in which the Trust would be comfortable in making a permanent Mezzanine Investment. On the date that the Trust enters into any such commitment or guarantee, the Trust (1) will have in place adequate borrowing capacity and will reserve such capacity in the amount of the commitment or guarantee for the time that such is outstanding or (2) will reserve as a Temporary Investment an amount equal to the amount of the Trust's commitment or guarantee. See "Temporary Investments" below.

OTHER INVESTMENTS

    The Trust will invest in securities that are not Mezzanine Investments. Such investments are referred to herein as "Other Investments" and will include (1) High Yield Debt Investments, (2) Venture Investments, (3) Bridge Investments and
(4) Publicly Traded Securities.

HIGH YIELD DEBT

    The Trust will consider investing in High Yield Debt Investments, which are secured or unsecured debt securities having no associated equity rights, equity investment or Mezzanine Investment. The Trust Advisor does not anticipate that the Trust will make many High Yield Debt Investments. However, the Trust may consider these investments where the Trust Advisor is comfortable with the credit worthiness of the borrower and when cash flow from the investment is important to the Trust and its objectives.

VENTURE INVESTMENTS

    Venture Investments are investments in early stage growth companies that have extraordinary prospects to increase shareholder value and equity investments in leveraged buyout transactions. Venture Investments, especially those in early stage companies, have significant speculative characteristics and high risk of loss. The securities involved in a Venture Investment generally have the same structure as Mezzanine Investments, but sometimes will consist only of common stock. Venture Investments sought by the Trust will be in the form of both debt and equity, but the Trust will place greater emphasis on the equity component and less on the current income component of its Venture Investments. Because of the higher risk and emphasis on equity, the possible return from such investments are very high.

    Venture Investments often involve a much greater commitment to the management of the Portfolio Company, especially Venture Investments in Portfolio Companies in early stages. In addition, Venture Investments will often include rights that will permit the Trust to increase its control over the activities of a

Portfolio Company when the Portfolio Company does not perform satisfactorily. If such rights are exercised, the time commitment to such Portfolio Company normally increases and there may also be an increase in liability for actions taken in such circumstances.

    The  Trust  Advisor  anticipates  that  Venture  Investments  will  be   the
predominate type of Other Investment held by the Trust.

BRIDGE INVESTMENTS

    The Trust may also make Bridge Investments in Portfolio Companies. Bridge Investments are interim debt investments that generally have an expected maturity of twelve (12) months or less. Bridge Investments may include secured debt, senior debt, subordinated debt and other types of debt instruments. Bridge Investments may also include preferred stock and other equity rights to enhance yield. The interest rate on Bridge Investments may be either fixed or floating and may be escalating. The Trust will only make a Bridge Investment in a Portfolio Company in which it has made or expects to make an Enhanced Yield Investment or in a Portfolio Company in which it would be comfortable in making an Enhanced Yield Investment. The Portfolio Company issuing a Bridge Investment may not, however, be under an obligation to issue a related Enhanced Yield Investment to the Trust. Part or all of a Bridge Investment may be replaced by an Enhanced Yield Investment, but the Trust may make Bridge Investments that it does not expect to be refinanced, in whole or in part, by an Enhanced Yield Investment. The Trust Advisor anticipates that any portion of a Bridge
Investment, other than securities or rights that were negotiated to enhance yield, that is not refinanced by an Enhanced Yield Investment will be refinanced or purchased by unaffiliated third parties.

PUBLICLY TRADED SECURITIES

    The Trust may invest in Publicly Traded Securities of Portfolio Companies that it believes are undervalued and present good opportunity for appreciation of value. Publicly Traded Securities held by the Trust may not exceed the limit set by regulations with which the Trust must comply to remain classified as a business development company. Generally, Publicly Traded Securities may not exceed 30% of the Trust's total investments in Portfolio Companies, plus any cash and Temporary Investments. It is not anticipated that investing in Publicly Traded Securities will be a major activity of the Trust.

FOLLOW-ON INVESTMENTS

    The Trust may make Follow-On Investments in Portfolio Companies. Follow-On Investments are investments in Portfolio Companies that occur after the initial investment and that are not specifically committed to at the time of the initial investment. Follow-On Investments must be classified as either Mezzanine
Investments or Other Investments but may not retain the same classification as the initial investment. Follow-On Investments will be considered much like an initial investment and must conform to the Guidelines established for either a Mezzanine Investment or an Other Investment. Follow-On Investments will be subject to the same approval process as Enhanced Yield Investments.

INVESTMENT CRITERIA

    The Trust has established investment criteria, referred to herein as "Guidelines," that will govern the investments it will seek and acquire. The Guidelines consist of many qualitative and quantitative factors that the Trust Advisor will consider and review in each case. The Guidelines have been designed based on professional fund management practices and the current and overall returns historically sought by the Trust Advisor and other investment professionals in structuring and purchasing investments similar to Enhanced Yield Investments. However these Guidelines may not always be responsive to all market changes. To that end, Management may from time to time reevaluate and modify the Guidelines for Mezzanine Investments or Other Investments, but only upon the affirmative vote of a majority of the Independent Trustees. The Guidelines will be used by the Trust to structure the types of investments sought by the Trust, but potential Investors should understand that the Guidelines will be used by the Trust only as guidelines. The Guidelines are not projections of the return to be expected from Enhanced Yield Investments or from an investment in Shares.

QUALITATIVE FACTORS

    The major qualitative factors included in the Guidelines are the Portfolio Company's management, market opportunity, current operations, and projected operations, the Trust's rights as an investor and the pricing of the investment.

    MANAGEMENT. The management of a Portfolio Company is one of the most crucial factors impacting an investment's success. The Trust Advisor will seek Portfolio Companies having management teams with integrity that possess the experience and skill required to accomplish the Portfolio Company's near term objectives. The management team's commitment to a Portfolio Company is also critical to success. The Trust Advisor will expect that a Portfolio Company's management team will own or have the right to acquire a significant ownership position in the Portfolio Company. In a Venture Investment the Trust Advisor will further expect that the management team has or will commit personal financial resources to the Portfolio Company that is significant to that management team. Finally, management of a Portfolio Company must have objectives compatible with those of the Trust. For example, in situations where an investment has an equity component, Portfolio Company management must have the objective of increasing shareholder value and ultimately generating liquidity for shareholders.

    MARKET OPPORTUNITY. Market opportunity for a Portfolio Company is also important to the success of an investment. A Portfolio Company should have substantial opportunity to grow its revenues through (1) favorable growth characteristics of the markets it serves, (2) expanding into new markets or (3) growing its revenues through capturing greater market share within a particular market. In certain more mature situations a Portfolio Company may not have a substantial opportunity to grow revenues, and in those cases the Portfolio Company must have a substantial and defensible position in the market it serves.

    CURRENT OPERATIONS. Historic and current operating performance will be important when considering an investment for the Trust. Portfolio Companies in which the Trust acquires yield bearing securities must have adequate positive cash flow to service these securities. The Trust Advisor anticipates that in most cases, except some Mezzanine Investments in turnaround situations and Venture Investments, Portfolio Companies will have significant revenues and positive cash flow from operations and will be profitable or nearing profitability.

    PROJECTED OPERATIONS. A Portfolio Company's projected performance will be analyzed and reviewed for reasonableness. A Portfolio Company's ability to meet the requirements of the proposed investment will also be analyzed. Since current yield bearing securities require future cash flows to service debt or make dividend payments, the projected performance of a Portfolio Company must be adequate to meet these needs. Further, since the Trust will frequently be a long-term equity investor in a Portfolio Company, the projected valuation of the Portfolio Company is critical to the projected rate of return and the pricing of the investment. Projected valuations are based upon projected performance.

    TRUST'S RIGHTS. Enhanced Yield Investments often include rights that may be unusual in other types of investments. Those rights are often critical to a successful Enhanced Yield Investment. Such rights often include special liquidity rights, such as put and registration rights, protective rights such as rights to board seats, antidilution rights and rights to control the board in the event of a default. The rights are normally tied to certain affirmative and negative covenants of the Portfolio Company. The Trust Advisor will be aggressive in negotiating extensive rights to enhance the probability of an Enhanced Yield Investment's success. The Trust Advisor anticipates that its designees will serve on the boards of many of the Trust's Portfolio Companies. Therefore, it is an important part of the investment criteria that the Portfolio Company agree to the rights required by the Trust.

    PRICING.   Pricing of an  investment in a Portfolio  Company is an important factor to be considered by the Trust Advisor. Pricing is the single most important element of any investment affecting that investment's rate of return, assuming all other factors are equal. But in addition to reviewing pricing relative to the projected rate of return required by the Trust, the Trust Advisor will review pricing relative to comparables. That is, the Trust Advisor will compare the pricing of an Enhanced Yield Investment with the pricing of other similar Enhanced Yield Investments in other companies similar to the Portfolio Company.

QUANTITATIVE FACTORS

    The Quantitative Factors included in the Guidelines established by the Trust are (1) portfolio concentration limits, (2) restrictions regarding investments in Managed Companies and Non-Managed Companies, (3) restrictions regarding investments in companies involving Affiliates, and (4) restrictions required by regulations.

    PORTFOLIO CONCENTRATION. The Trust will direct its investment efforts to small and medium sized companies that, in the Trust Advisor's view, provide opportunities for significant capital appreciation and prudent diversification of risk. The Trust Advisor expects that the Trust's initial Enhanced Yield Investments in Portfolio Companies typically will range from $500,000 to $2,500,000. However, the Trust Advisor will recommend investments of less than $500,000 if the Trust Advisor believes such an investment to be a prudent use of funds of the Trust, which will have the affect of increasing the number of Portfolio Companies in the Trust's investment portfolio, thereby enhancing diversification.

    The Trust will be limited in the amount of Available Capital it may initially invest in any one Portfolio Company. Generally, the Trust may not initially invest more than the greater of $2,500,000 or 10% of its Available Capital in a single Portfolio Company. However, with the approval of its Independent Trustees, the Trust may make initial Enhanced Yield Investments in up to two (2) Portfolio Companies utilizing, in each case, up to 20% of its Available Capital. These requirements will result, if the maximum number of Shares is sold, in the Trust holding at least eight Portfolio Companies before any Follow-On Investments are taken into account. The purpose of this requirement is to spread the exposure of the Trust's invested capital over a number of Portfolio Companies. If the maximum initial investment and the maximum Follow-On Investment (see following paragraph) is made, more than sixty percent (60%) of the Available Capital may be invested in two Portfolio Companies and more than thirty percent (30%) may be invested in one Portfolio Company. If the maximum initial investment and the maximum Follow-On Investment is made in two Portfolio Companies, the Trust may invest in as few as four Portfolio Companies. The Trust Advisor anticipates that the Trust will not typically invest at these maximum levels, which will allow it to diversify by investing in a greater number of Portfolio Companies than it can when it invests at the maximum level.

    In addition to Mezzanine Investments and Other Investments, the Trust may make Follow-On Investments in a Portfolio Company in which the Trust has invested to protect or enhance its initial investment in such Portfolio Company. Such Follow-On Investments may be in the form of senior debt, subordinated debt or equity securities or a combination thereof. See "Follow-On Investments," above. The total amount of Follow-On Investments in a particular Portfolio Company may not exceed the greater of $2,500,000 or 10% of the Trust's Available Capital. Therefore, it is possible that the Trust may invest the greater of $5,000,000 or 20% of the Trust's Available Capital in each Portfolio Company.

    Even though the limitations discussed in the previous paragraphs provide restrictions on the Trust's portfolio concentration, if in the opinion of the Trust Advisor and the Independent Trustees the Trust does not have and does not expect to have total Available Capital sufficient to permit a well diversified portfolio of investments, the Trust Advisor will follow its own more restrictive policy intended to enhance the Trust's investment diversification. In such case, the Trust Advisor's policy will be to recommend Enhanced Yield Investments that do not require significant Follow-on Investments. Further, the Trust will not acquire investments that require the Trust to take a lead role in investing in a Portfolio Company. Instead, the Trust Advisor will recommend investing in Enhanced Yield Investments that permit the Trust to participate with other investors so the amount of investment by the Trust in any particular Portfolio Company is smaller in amount than the Trust would invest if it had or anticipated having a greater amount of Available Capital. Also, the investments sought by the Trust Advisor will include a greater proportion of Enhanced Yield Investments having less risk, such as High Yield Debt and Bridge Investments, and a smaller proportion of Venture Investments. The purpose of this policy is to invest in a larger number of portfolio companies than the minimum that would be permitted by the rules set forth in the foregoing paragraphs, thereby spreading the general risk of investment over a larger number of Enhanced Yield Investments.

    MANAGED AND NON-MANAGED COMPANIES. Managed Companies are Portfolio Companies to which the Management Board, an affiliate of the Management Board, or a member of a group investing in such a company in a transaction in which the Trust also participates as an investor in the group, will offer to provide, and if accepted, will provide significant managerial assistance after the consummation of the acquisition. See "Regulation." Such managerial assistance may include naming one or more directors to the Portfolio Company's board of directors, assisting the Portfolio Company in recruiting capable directors or key management personnel, assisting the Portfolio Company in establishing working relationships with professional advisers, such as investment bankers, commercial bankers, accountants and lawyers. The Trust Advisor shall be very aggressive in negotiating rights regarding the Trust's investments and will seek to have its designee sit as a director or board observer in most Portfolio Companies in which the Trust invests. The Trust Advisor shall assign personnel with financial or management expertise to work closely with a Portfolio Company on an ongoing basis and also to serve as directors of a Portfolio Company where appropriate. Such personnel shall provide periodic consultation and advice to the directors or management of a Portfolio Company relating to particular business decisions or policies.

    A Non-Managed Company is a Portfolio Company to which the Management Board or their affiliates do not offer significant managerial assistance. As a business development company under the Investment Company Act, the Trust is subject to certain limitations regarding Non-Managed Companies. The Trust will comply with all applicable regulations. Generally the Trust may not invest in Non-Managed Companies unless, at the time of such investment, at least 70% of its total assets are invested in Managed Companies and certain qualified Temporary Investments.

    INVESTMENTS IN PORTFOLIO COMPANIES INVOLVING AFFILIATES. The Trust expects to invest in Enhanced Yield Investments issued by Portfolio Companies that have entered into or will enter into lease financing arrangements or other financing arrangements with certain Affiliates of the Trust Advisor. Such Affiliates may include companies that are wholly owned by the parent company of the Trust Advisor and the Corporate Trustee, or it may include other non-wholly owned Affiliates of the parent company. In each such case and in all transactions involving these Affiliates, the Affiliate will be engaged in the ordinary course of business of providing lease, loan or other financing or financial services to the Portfolio Company. Such financing or financial services from such Affiliates may, from time to time, involve equity-oriented investments as an adjunct to the financing or financial services. To comply with all applicable regulations and because the Trust Advisor believes that these Affiliates will be a good source of investment opportunities and may provide supplemental financing or services to some of the Trust's Portfolio Companies, the Trust will seek all exemptions required to allow the Trust to invest with other Affiliates or in companies in which those Affiliates have invested or may invest. If the Trust does not comply with regulations, is not exempt from regulations or does not receive an exemption regarding investing in companies involving Affiliates, it will not make such investments.

    OTHER REGULATIONS. The Trust may be subject from time to time to other regulations. The Trust Advisor shall be responsible for keeping up to date with all regulations affecting the Trust. As the Trust becomes subject to more or different regulations the Trust Advisor will work with the Independent Trustees to establish additional Guidelines for investments where it is appropriate. Such Guidelines would be designed to allow the Trust to conduct business according to its objectives and to maintain its ability to conduct business as a business development company under the Investment Company Act.

    As of the date of this Memorandum, the Trust Advisor believes that the Guidelines set out herein are adequate to serve the Trust's objectives. If regulations change or the Trust changes its objectives these Guidelines may require modification and will be modified only upon the approval of the Independent Trustees. These Guidelines will also require modification if the Trust decides to establish a Small Business Investment Company ("SBIC") as discussed hereinafter. See "Establishment of a Small

Business Investment Company," below. Such modifications may take the form of separate Guidelines that only apply to investments made by an SBIC established by the Trust. The establishment of an SBIC and new Guidelines would require approval by the Independent Trustees.

APPROVAL OF INVESTMENTS

    The Trust will invest in Enhanced Yield Investments that the Trust Advisor determines meet the Guidelines, provided a majority of the Independent Trustees determine that the Enhanced Yield Investments meet the Quantitative Factors of the Guidelines. In addition, upon the approval of a majority of the Independent Trustees, the Trust may invest in Enhanced Yield Investments that do not meet the Quantitative Factors of the Guidelines. There can be no assurance as to what proportion of the Enhanced Yield Investments will meet the Guidelines.

    The Trust will invest only in transactions recommended by the Trust Advisor and approved by the Independent Trustees. See "Conflicts of Interest." Notwithstanding the foregoing, the Independent Trustees shall have no duty to investigate or confirm that an Enhanced Yield Investment meets the Qualitative Factors of the Guidelines.

    Provided the Trust Advisor structures an Enhanced Yield Investment within the parameters of the Guidelines and certifies to that effect, and the Independent Trustees determine that the investment meets the applicable Quantitative Factors of the Guidelines, the investment will be eligible for investment by the Trust to the extent the Trust has available funds sufficient to make the investment. In connection with any certification that an investment meets the Guidelines, the Trust Advisor will submit to the Independent Trustees a summary of the terms of the investment, a description of the Portfolio Company and any other information that is necessary to enable the Independent Trustees to review whether the proposed investment complies with the Quantitative Factors of the Guidelines.

    As stated above, the Trust may also invest in Enhanced Yield Investments that do not meet the Quantitative Factors of the Guidelines. Any Enhanced Yield Investments that do not conform to the applicable Quantitative Factors of the Guidelines must be approved by the Trust Advisor and a majority of the Independent Trustees. Before any such investment may be made, the Trust Advisor must submit to the Independent Trustees a description of the Portfolio Company, annual current and projected performance for the Portfolio Company, and the principal proposed terms of the recommended investment. In order to approve a proposed investment that does not meet the Quantitative Factors of the Guidelines, the Trust Advisor and the Independent Trustees must determine that the investment is appropriate in light of the Trust's objectives and policies. In addition, in approving a particular investment that does not meet the Quantitative Factors of the Guidelines, the Trust Advisor and the Independent Trustees are required to determine that (a) the terms of the transaction, including consideration to be paid, are reasonable and fair to the Shareholders and do not involve overreaching of the Trust or the Shareholders on the part of any person concerned and (b) the proposed transaction is consistent with the interests of the Shareholders and is consistent with the investment objective and policies of the Trust as set forth herein.

    Follow-On Investments must pass the same approval process as initial investments. Follow-On Investments will be classified as Mezzanine Investments or Other Investments and, subject to the provisions set forth above for initial investments, must comply with the applicable Quantitative Factors of the Guidelines.

    At the closing of each Enhanced Yield Investment, the Trust Advisor shall certify that no material adverse change has been made in the material terms of such investment from the terms approved by the Independent Trustees.

    The Independent Trustees will meet as frequently as needed to review recommended investments and to approve investments as set forth herein. The Trust Advisor anticipates that the Independent Trustees may meet as often as one to two times per month, especially during the Investment Period.

LIQUIDATING INVESTMENTS

    Subject to the supervision of the Independent Trustees, the Trust Advisor will be responsible for the decision and the actions necessary to liquidate an Enhanced Yield Investment. See "Conflicts of Interests." Each transaction resulting in the liquidation of an investment or a portion thereof that requires a decision on the part of the Trust will be reviewed by the Independent Trustees. The Trust Advisor will provide the Independent Trustees a summary of the transaction, expected returns to the Trust, and any other information necessary to support the liquidation of the investment as a reasonable and appropriate action relative to the objectives of the Trust regarding liquidation of investments. The Trust Advisor anticipates that there will be frequent transactions that result in the liquidation of an investment or portion thereof that occur even though the investment does not meet or exceed the Guidelines that applied to that investment when it was initially made. In these cases the Trust Advisor's responsibility is to maximize returns as discussed herein. The Guidelines should be considered guides only for making investments. The Guidelines have no bearing upon the decision to liquidate an investment and will not be considered when deciding to liquidate an investment. The Trust Advisor must consider the actual facts and circumstances of each investment at the particular time that the liquidation of an investment is being proposed, and must make a decision based upon such facts and circumstances.

    The liquidation of an Enhanced Yield Investment may occur at different stages for any particular Portfolio Company. Normal liquidation of certain securities making up an Enhanced Yield Investment may occur according to the terms of the securities and may not require the involvement of a third party or a decision to be made by or on behalf of the Trust. This is especially true for debt securities that are self-liquidating. It is also true for other securities that have redemption, put, call or other features that lead to or cause the liquidation of the security by the Portfolio Company. While a third party may be required to refinance the Portfolio Company in the case of the liquidation of a debt instrument or the exercise of redemption, put rights or call rights, the liquidation transaction is typically between the Trust and the Portfolio Company. The liquidation of the longer-term equity participations included in Enhanced Yield Investments often require a third party. Normal events that lead to the liquidation of an equity participation include public offerings of equity securities by the Portfolio Company, the sale of the Portfolio Company to a third party, and the sale of the Trust's securities to a third party. In the case of a sale to a third party, such third parties may include the management of the Portfolio Company or the Portfolio Company itself in a transaction negotiated by the Trust and the Portfolio Company. In the case of a public offering the Trust may have registration rights that allow it to sell some or all of its position in the initial registration and offering or in a secondary registration and offering. The Trust may also sell in the market securities it holds in a publicly traded Portfolio Company as long as the securities are registered and freely tradeable or for some other reason they are exempt from trading restrictions. The Trust may also distribute freely tradeable securities to the Shareholders so that each Shareholder may make his or her own choice regarding liquidation of the security. A distribution of this type may likely occur where the Trust has such a large block of stock that it would drastically depress stock prices if it were to try to liquidate this stock quickly. If stock or other securities are distributed, the Shareholder will be subject to brokerage fees that the Trust would have paid otherwise. Sales of such securities by Shareholders may also be subject to legal or practical restrictions which may entail certain additional expenses. See "Time Required to Maturity of Investments; Limitations on Current Distributions; Liquidity of Investments" under "Risk Factors." Distributions of this type would be completed where the Trust Advisor believes that generally Shareholders will receive greater net benefit from liquidating the stock or securities themselves.

    The sale of the Portfolio Company or the Trust's securities to a third party buyer will generally involve a negotiated transaction where the Trust may receive all cash or all securities or a combination thereof. Usually in such a transaction the Trust's debt instruments will become due and either prepaid or assumed, at the Trust's option. Such a transaction may also invoke other rights that the Trust may have as a part of its investment.

    The Trust may hold certain classes of securities while it liquidates its holdings of other securities or portions thereof constituting an Enhanced Yield Investment. For example, it may sell the subordinate debt or preferred stock portion of an Enhanced Yield Investment while retaining the common stock portion.

    In structuring investments, the Trust Advisor will be aggressive in negotiating the appropriate rights and agreements with a prospective Portfolio Company with respect to the method and timing of the disposition of the Trust's investment. These rights affecting liquidation of securities may include items such as put rights, acceleration rights, co-sale rights, rights of first refusal and certain rights to have a Portfolio Company's securities owned by the Trust or others sold as part of an offering or other disposition by the Portfolio Company.

    Timing of the liquidation of the Trust's enhanced Yield Investment will usually depend upon, among other things, a Portfolio Company's performance, the judgment of the controlling investors (which may include the Trust Advisor acting for the Trust) as to value, the ability of the Portfolio Company to refinance its outstanding securities, other financial market opportunities and the future prospects of the Portfolio Company. For example, in growth situations a Portfolio Company's need for capital may necessitate an entry into the public markets. General market conditions will also influence the timing of liquidity for the Trust, as management, directors and major investors (including the Trust) seek to maximize financial returns and to position the Portfolio Company to meets its financial needs in the market.

    The Trust may engage brokers, including any of its Affiliates, Selling Agents or their affiliates, to assist in the disposition of portfolio investments if such engagement complies with or is exempt from regulations or the proper exemptions are secured. These same parties may be engaged as underwriters and/or brokers to assist it in the sale of its assets or securities if the engagement complies with or is exempt from regulation or the proper exemptions are secured. The underwriters of a public offering of a Portfolio Company's securities and brokers assisting in the sale of a Portfolio Company's securities or assets may be compensated for such services to the extent permitted by law and the rules of the NASD. The engagement of an Affiliate of the Management Board by the Trust will require prior approval by a majority of the Independent Trustees.

    The Trust will bear the costs of disposing of an investment to the extent not paid by the Portfolio Company.

VALUATION

    On a quarterly basis the Trust Advisor will perform a valuation of the unliquidated assets of the Trust, including Temporary Investments, Mezzanine Investments, and Other Investments.

    The fair value of investments for which no market exists (which will include most Enhanced Yield Investments to be made by the Trust) will be determined in good faith by the Management Board.

    Trust investments for which market quotations are readily available and which are freely tradable will be valued as follows: (1) securities traded on a securities exchange or the NASDAQ National Market System will be valued at the closing price on the last trading day prior to the date of valuation and (2) securities traded in the over-the-counter market will be valued at the average of the closing bid and asked prices for the last trading day prior to the date of valuation. The valuation of securities that are in a class of public securities that are restricted from free trading (such restrictions may include legal restrictions such as Rule 144, contractual restrictions such as an agreement not to sell securities for a period of time following an initial public offering, or practical restrictions such as those that exist if the Trust holds a large block that could not be sold without severely depressing prices) will be set by discounting the closing sales or bid price to reflect the illiquidity caused by such restrictions.

    Temporary Investments will usually be valued at cost. Temporary Investments will generally be highly liquid. See "Temporary Investments," below.

    The Independent Trustees will review all quarterly valuations and determine whether the valuations conform to the valuation policy. The Trust Advisor must adjust any valuation that does not conform to the satisfaction of the Independent Trustees.

    The Independent Trustees will review the valuation policies from time to time to determine their appropriateness and make changes as necessary. The Independent Trustees may also hire independent firms to review the Trust Advisor's methodology of valuation or to conduct a valuation.

    In   connection  with  the  annual  examination  of  the  Trust's  financial statements, the Trust's independent public accountants will review the procedures applied by the Trust Advisor in valuing portfolio securities and investments and will inspect underlying documentation as to whether such procedures are reasonable and such documentation is appropriate.

INVESTMENT OPERATIONS

    After the Initial Closing, the Trust will begin investing the proceeds of the offering in Enhanced Yield Investments identified by the Trust Advisor. Pending such investments, proceeds of the offering will be invested in Temporary Investments.

    LOCATING INVESTMENTS. It is expected that investment opportunities will be identified for the Trust principally by the Trust Advisor. Investment proposals may, however, come to the Trust directly or to the Trust Advisor from other third party sources, including the Dealer Manager and its affiliates, unsolicited proposals from management of prospective Portfolio Companies, the public, and referrals from banks, lawyers, accountants and members of the financial community. The Trust may pay such persons (including the Dealer Manager and its Affiliates and other Affiliates of the Management Board other than directors, officers and employees of the Dealer Manager) directly or through reimbursement to the Trust Advisor, finder's fees to the extent permissible under applicable law and consistent with industry practice and only upon the approval of the Independent Trustees. Under Section 57 of the Investment Company Act, finder's fees in excess of 1% may be paid to Affiliates of Management and to any Selling Agent (while they are acting as principal underwriter  for  the  Trust)  and  their affiliates  only  upon  receipt  of an appropriate exemptive order from the SEC. The Trust will apply for such exemptive orders, if necessary. The Trust will not pay any finder's fees to the Management Board in connection with any of the Trust's investments. Notwithstanding anything else to the contrary herein the Trust will be responsible for reimbursement of all finder's fees paid by the Trust Advisors to non-affiliated parties.

    EVALUATING INVESTMENTS. Prior to committing funds to an investment, investigation and research will be conducted to assess the prospects and risks of the potential investment. See "Investment Criteria" above. The experience and expertise of the officers, directors and employees of the Trust Advisor will be essential in evaluating products, markets, industry trends, financial requirements, competition and management associated with a prospective portfolio company. See "Management Arrangements." Where appropriate, the Trust Advisor may engage, on behalf of the Trust, third party experts and consultants to assist it in the evaluation of certain investment opportunities.

    STRUCTURING INVESTMENTS. Enhanced Yield Investments typically will be negotiated directly with the prospective Portfolio Company or its affiliates. The Trust Advisor will be responsible for structuring the terms of a proposed investment, including the purchase price, the type of security to be purchased and the future involvement of the Trust and its affiliates in the Portfolio Company's business (including representation on its board of directors). The Trust Advisor will seek to structure the terms of the investment so as to provide for the capital needs of the Portfolio Company and to comply with Guidelines required for such investments. It will be the Trust Advisor's objective to maximize return on its investment while maintaining acceptable risk exposure with respect to the investment.

    SELECTION AND INVESTMENT. All investments actually made by the Trust must be recommended by the Trust Advisor to the Trustees for approval. Upon approval of a recommended investment by the Independent Trustees it will be the Trust Advisor's responsibility to consummate the investment on terms not materially dissimilar to those approved.

    The Trust intends to acquire a portfolio of Enhanced Yield Investments primarily in businesses characterized by strong management, visible cash flow, and a strong and identifiable market niche. The Trust will concentrate its investment efforts on small and medium sized companies that, in the Trust Advisor's view, provide opportunities for significant capital appreciation, relative ease of acquisition and disposition, and prudent diversification of risk. The Trust will seek investments in a variety of industries.

    The Trust is a closed-end fund and intends to invest or commit for investment all of its Available Capital within the later of two years from the date of effectiveness of this Prospectus or one year from termination of the offering ("Interim Investment Period"). Any remaining Capital Contributions in the Trust that have not been invested or committed for investment in Enhanced Yield Investments within the Interim Investment Period, to the extent not utilized or reserved for operating expenses, working capital or Follow-On
Investments, and to the extent not distributed as part of quarterly distributions of Cash Revenues (see "Distribution of Cash revenues" under "Distribution and Allocations") will be distributed to the Shareholders as soon as practicable after the Interim Period, without reduction of Front End Fees. However, any net offering proceeds invested in Enhanced Yield Investments that are liquidated during the 60 months following the date of the Final Closing (the "Investment Period"), to the extent not utilized or reserved for expenses or for Follow-On Investments, may be reinvested in Enhanced Yield Investments within the Investment Period. Any such proceeds not so reinvested (or committed for reinvestment), utilized or reserved will be distributed to Shareholders as soon as practicable. The Trust Advisor cannot estimate the number of Enhanced Yield Investments that will be liquidated during the Investment Period or the amount of proceeds therefrom that will be reinvested. The Trust Advisor anticipates that at the end of the Investment Period substantially all of the Trust's investments will be in Enhanced Yield Investments.

    INVESTMENT MONITORING AND FOLLOW-ON SUPPORT. Successful Enhanced Yield Investments typically require active monitoring of, and significant participation in, major business decisions of Portfolio Companies. In many cases, representatives of the Management Board will serve as members of the board of directors of Portfolio Companies. Such managerial assistance is required of a business development company and is intended to enable the Trust to exercise significant influence and provide management assistance with respect to such matters as capital structure, budgets, profit goals, diversification strategy, financing requirements, management additions or replacements and development of a public market or other liquidity alternative for the securities of the Portfolio Company. In connection with the Trust Advisor's services as directors of Portfolio Companies it may receive from the Portfolio Company reimbursements for expenses incurred by the Trust Advisor. All fees earned from Portfolio Companies for services as directors will be paid to the Trust. When necessary or appropriate, the Trust Advisor, on behalf of the Trust, may engage third party consultants with the requisite financial or management expertise to assist the management of Portfolio Companies on specific problems. The Trust Advisor may also, where appropriate and in the best interests of the Trust, assign directorships for which the Trust is entitled to other third parties that have greater expertise with respect to the specific needs or business of a Portfolio Company. In this case, fees earned for such director services may be paid directly to these third parties.

    After making its initial investment in a Portfolio Company, the Trust may be requested to make Follow-On Investments. Follow-On Investments may be made to take advantage of warrants or other preferential rights granted to the Trust or otherwise to increase the Trust's position in a successful or promising Portfolio Company. The Trust may also be called upon to provide additional equity or mezzanine financing needed by a Portfolio Company to fully implement its business plans, to develop a new line of business or to recover from unexpected business problems. Upon the approval of the Trustees, the Trust may make Follow-On Investments in Portfolio Companies from funds on hand. In addition, the Trust may reinvest in Follow-On Investments cash receipts and proceeds from the disposition of Enhanced Yield Investment. The total of the Trust's initial and Follow-On Investments in a Portfolio Company may exceed the initial investment limitations described above, but the total amount of Follow-On Investments in a Portfolio Company may not exceed the greater of $2,500,000 or 10% of the Trust's Available Capital.

    LIQUIDATING INVESTMENTS. The Trust Advisor will work closely with each Portfolio Company to develop different alternatives to provide liquidity of the Trust's investment. These activities may include, among other things, providing counsel and advise with respect to positioning the Portfolio Company for a public offering, assisting the Portfolio Company in engaging an underwriter for a public offering, providing counsel and advice with respect to positioning the Portfolio Company for sale to a third party acquiror and assisting the Portfolio company in either engaging an investment banker or other professional to locate a third party acquiror.

    Subject to the required exemptions, if any, being granted, Affiliates of the Trust Advisor may be engaged and earn fees from Portfolio Companies for services provided to assist a Portfolio Company in generating liquidity such as activities involving investment banking or mergers and acquisitions. Such engagement must be approved by a majority of the Independent Trustees.

    After the Trust's investment in a Portfolio Company, the Trust Advisor will continually review all alternatives that may generate liquidity of the Trust's investments. The Trust Advisor's objective in pursuing alternatives to generate liquidity will be to maximize the total return the Trust receives for its investment. See "Liquidating Investments" above.

TEMPORARY INVESTMENTS

    Pending investment in Enhanced Yield Investments, the Trust Advisor will invest the Trust's available funds in interest bearing bank accounts, money market mutual funds, treasury securities with maturities of less than one year and/or certificates of deposit with maturities of less than one year (collectively "Temporary Investments"). Temporary Investments may also include commercial paper (rated or unrated) and other short-term securities. Any change in this investment policy must be approved by the Independent Trustees.

    Temporary Investments constituting cash, cash items, securities issued or guaranteed by the United States Treasury or United States government agencies and high quality debt securities (commercial paper rated in the two highest rating categories by Moody's Investor Services, Inc. or Standard & Poor's
Corporation, or if not rated, issued by a company having an outstanding debt issue so rated, or corporate bonds rated at least A) with maturities of less than one year at the time of investment will qualify for determining whether the Trust has 70% of its total assets invested in Managed Companies or in qualified Temporary Investments for purposes of the business development company provisions of the Investment Company Act. See "Managed and Non-Managed Companies" under "Investment Criteria" above and "Regulation."

    The Trust expects that substantially all of its available funds will be invested in Enhanced Yield Investments or committed for investment by the end of the Interim Investment Period. Funds that are committed for investment will be invested in Temporary Investments until invested in Enhanced Yield Investments.

MISCELLANEOUS

ORIGINAL ISSUE DISCOUNT AND PAYMENT IN KIND SECURITIES

    Certain Enhanced Yield Investments may include investments in zero coupon or other debt obligations having an original issue discount. The receipt of all or a portion of interest income on such obligations is deferred, often until maturity. In certain other instances, Enhanced Yield Investments may include securities that pay interest or dividends in kind, i.e., in securities, for an initial period of time. The Trust may also purchase Temporary Investments having an original issue discount. To the extent the Trust invests in securities with original issue discount or that pay interest or dividends in kind, current distributions by the Trust may be less than the total taxable income accruing on the Trust's investments.

RESTRICTIONS ON TRUST BORROWINGS

    The Trust may borrow funds, up to the allowable limits established by all applicable regulation affecting the Trust, to make investments, pay expenses (except for the payment of Organizational and Offering Expenses advanced by the Trust Advisor) or make distributions. The Trust Advisor may secure borrowings on behalf of the Trust, subject to review by the Independent Trustees, as long as such borrowings do not exceed and the Trust Advisor certifies that they do not exceed all limits established by regulations affecting the Trust. The Investment Company Act prohibits the Trust from incurring indebtedness in excess of Fifty Percent (50%) of its net assets. See "Establishment of a Small Business Investment Company ("SBIC")" and "Regulation." Investments made while borrowings by the Trust exceed five percent (5%) of Trust assets is commonly known as leverage.

ESTABLISHMENT OF A SMALL BUSINESS INVESTMENT COMPANY ("SBIC")

    The Trust may establish an SBIC upon the recommendation of the Trust Advisor and subject to prior review by the Independent Trustees. An SBIC is a regulated investment company that is licensed by the Small Business Administration ("SBA") and may have access to loans from the SBA. However, there is no assurance the SBA will have funds available to make loans or preferred stock investments in SBIC's. To qualify for funds that may be available, the SBIC must conform to certain rules and regulations regarding investments. SBIC's are required to invest in companies that often have characteristics very similar to those that the Trust will seek for Enhanced Yield Investments. The government-backed funding that is available is in the form of debentures and/or preferred stock-like securities. The Trust would have to make an investment in an SBIC to establish and license the organization. The minimum investment to license an SBIC is $2,500,000. While this allows the SBIC to make investments and obtain leverage through certain types of government-backed funding, if the SBIC wishes to take advantage of more aggressive government-backed funding vehicles the minimum amount of capital that the Trust would be required to invest could range from $5,000,000 to $10,000,000. The leverage or government-backed funding that would be available to an SBIC formed by the Trust would range from two to four times the capital invested by the Trust. The actual amount of leverage available will depend upon several factors, the most important being the amount of investment by the Trust and the type of government-backed funding securities that are used. At the date of this Prospectus the Trust Advisor has no recommendation regarding the establishment of an SBIC other than it is a worthwhile activity to research further to determine the benefits and disadvantages an SBIC may have for the Trust.

    If an SBIC is formed, its investments will be subject to the same criteria, Guidelines, approval processes and liquidation process as the Trust's Enhanced Yield Investments unless the Independent Trustees approve separate criteria and/or Guidelines for the SBIC. Any separate criteria or Guidelines approved for the SBIC shall be consistent with the general objectives of the Trust. Any leverage obtained by the SBIC will comply not only with the regulations of the SBIC, but also with those of the Trust. All such leverage obtained must be reviewed and approved by the Independent Trustees, and the Trust Advisor must certify to the Trust that this additional leverage complies with all applicable rules and regulation or that waivers, variances or exemptions from such rules and regulation have been secured.

INVESTMENT RESTRICTIONS

    As a business development company, the Trust is limited in its choice of investments under the Investment Company Act. See "Regulation." The Trust will not purchase any securities on margin (except for the use of short-term credit necessary for the clearance of transactions), make short sales of securities, purchase or sell commodities or commodities contracts, write put or call options, purchase or sell real estate (except in connection with leveraged buyouts) or real estate mortgage loans, lend its portfolio securities to any other person or enter into repurchase agreements with respect to its portfolio securities. Except for commitments to invest funds in Portfolio Companies beyond its initial investment in such companies, the Trust will not enter into reverse repurchase agreements, firm commitment agreements or standby commitment agreements.

    The Trust shall not purchase or retain the securities of any Portfolio Company if the Trustees or the Trust Advisor, or the officers and directors of any Trustee or the Trust Advisor, own beneficially more than one half of one per cent of the securities of any Portfolio Company or together own beneficially more than five per cent of the securities of the Portfolio Company. The Trust shall not invest in the securities of investment companies. The Trust will not (a) engage in short term trading resulting in portfolio turnover greater than 100% annually; (b) engage in short sales, excluding short sales against the box; or (c) invest more than 5% of its assets in foreign securities where the Trust would pay equalization tax.

OPERATING EXPENSES

    The Trust will pay all operating expenses not specifically borne by the Trust Advisor or not paid or reimbursed by a Portfolio Company. These operating expenses are in addition to the Management Fee paid to the Trust Advisor.

    The operating expenses that will be paid by the Trust will include the following: the Trust's share of transaction and other costs incident to the acquisition and disposition of investments, whether or not such transactions are completed, if the transaction has been approved or reviewed by the Independent Trustees; all trust administration expenses; fees and expenses of the Independent Trustees; finder fees; fees of unaffiliated transfer agents; registrars and disbursing agents; portfolio transaction expenses; interest; legal and accounting expenses; costs of printing and mailing proxy materials and reports to Shareholders; custodian fees; taxes; expenses for required and optional insurance and bonding; all litigation costs and other extraordinary or nonrecurring expenses and other expenses properly payable by the Trust. Affiliates of the Trust Advisor that provide such services will receive payment for such services on terms approved by the Independent Trustees as being not less favorable to the Trust than those obtainable from unaffiliated parties.

    The Trust Advisor, at its expense, will provide the Trust with office space, facilities, equipment and certain personnel (whose salaries and benefits will be paid by the Trust Advisor) necessary for the conduct of the Trust's business. See "Trust Advisor" under "Management Arrangements." In addition, the Trust Advisor will provide the Trust with certain administrative services for the purpose of maintaining certain books and records of the Trust and handling communications and correspondence with Shareholders. The Trust Advisor will receive payment for such services on terms approved by the Independent Trustees as being not less favorable to the Trust than those obtainable from unaffiliated parties.

                            MANAGEMENT ARRANGEMENTS

    Berthel Fisher & Company Planning, Inc., an Iowa corporation, is the Trust Advisor. The Independent Trustees are Henry T. Madden and Henry Royer. TJB Capital Management, Inc., a Delaware corporation, is the Corporate Trustee, but will not participate in the management of the Trust. The Trust Advisor will act as an investment advisor to the Trust and will provide certain administrative services to the Trust. The respective duties and responsibilities of the Trust Advisor and the Independent Trustees are discussed below.

TRUST ADVISOR

    Berthel Fisher & Company Planning, Inc., the Trust Advisor, is a corporation organized under the laws of the State of Iowa in 1989. The principal office of the Trust Advisor is located at 100 Second Street, S.E., Cedar Rapids, Iowa. The Trust Advisor was organized as a subsidiary of Berthel Fisher & Company ("Berthel Fisher") to serve as a registered investment advisor. All of the voting stock of the Trust Advisor is owned by Berthel Fisher. Berthel Fisher, a financial services holding company, was formed in 1985 as an Iowa corporation to hold the stock of Berthel Fisher & Company Financial Services, Inc. ("Financial Services"), a broker-dealer registered with the NASD. Financial Services is the Dealer Manager for this offering.

    The Declaration of Trust provides that, subject to the supervision of the Independent Trustees, the Trust Advisor has exclusive power and authority to manage and control the Trust's investments. See "Independent Trustees" below. The Trust Advisor will be principally responsible for approving the Trust's investments, assisting Portfolio Companies in arranging any additional financing necessary for leveraged transactions or working capital and providing managerial assistance to Portfolio Companies. Subject to the supervision of the Independent Trustees, the Trust Advisor performs the management, certain investment advisory and other services necessary for the operation of the Trust pursuant to the

Management Agreement to be entered into by the Trust and the Trust Advisor prior to the Initial Closing of the sale of Shares in this Offering. See "Management Agreement" below. The Trust Advisor will identify, evaluate, structure, monitor and arrange for the disposition of the Trust's investments. The Trust Advisor also manages the Trust's cash and short-term, interest-bearing investments.

    The Trust Advisor will not make a Capital Contribution to the Trust except to the extent of any deficit in the Capital Account of the Trust Advisor upon or prior to the first distribution in liquidation, as required by Section 14.7 of the Declaration of Trust. The Trust Advisor will be allocated one hundred percent of the Profit of the Trust until such allocations equal the amounts distributable to the Trust Advisor. The Trust Advisor will be allocated one percent (1%) of the Losses for any fiscal period. The Trust Advisor will also be entitled to an interest in the Trust based on its Capital Contribution, if any, made to acquire Shares of the Trust. The Trust Advisor will be entitled to one percent (1%) of Distributions until Shareholders receive Payout, and thereafter, the Trust Advisor will receive twenty percent (20%) of Distributions. See "Distribution and Allocations."

    The Trust Advisor is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the Investment Company Act.

    The Trust Advisor also provides the Trust, at the Trust Advisor's expense, with the office space, facilities, equipment and certain personnel (whose salaries and benefits will be paid by the Trust Advisor) necessary to enable the Trust to conduct its business, subject to such supervision and review by the Independent Trustees as they determine to be necessary and appropriate.

    THE MANAGEMENT BOARD AND DIRECTORS AND OFFICERS OF THE TRUST ADVISOR. A Management Board consisting of the Trust Advisor and the Independent Trustees will be responsible for the management of the Trust and its business. The following table sets forth certain information as of the date of the Prospectus regarding the Management Board, including information regarding the directors and officers of the Trust Advisor.

                                                                                PRINCIPAL OCCUPATION
       NAME AND ADDRESS          POSITION HELD WITH REGISTRANT               DURING PAST FIVE YEARS (1)
------------------------------  --------------------------------  ------------------------------------------------
Thomas J. Berthel*              Chairman of the Board and Chief   Chief  Executive  Officer  of  Berthel  Fisher &
 100 Second Street, S.E.         Executive Officer of Trust       Company
 Cedar Rapids, IA 52401          Advisor
James D. Thorp*                 Managing Director and President   Manager  of  investment   banking  division   of
 100 Second Street, S.E.         of Trust Advisor                 Berthel  Fisher  &  Company  Financial Services,
 Cedar Rapids, IA 52401                                           Inc.; principal with private equities investment
                                                                  management firm.
Von Elbert*                     Director of Trust Advisor         Vice President,  Treasurer and  Chief  Financial
 100 Second Street, S.E.                                          Officer of Galt Sand Company
 Cedar Rapids, IA 52401
Ronald O. Brendengen*           Treasurer, Chief Financial        Chief Financial Officer and Treasurer of Berthel
 100 Second Street, S.E.         Officer and Director of Trust    Fisher & Company and related companies
 Cedar Rapids, IA 52401          Advisor
Leslie D. Smith*                Secretary and Director of Trust   General  Counsel  of  Berthel  Fisher  & Company
 100 Second Street, S.E.         Advisor                          Financial  Services,  Inc.,  Associated  General
 Cedar Rapids, IA 52401                                           Counsel  for Gateway  2000, Inc.  and Operations
                                                                  Counsel for General Electric Capital Corporation
Henry T. Madden                 Trustee                           In   1986    organized   the    Institute    for
                                                                  Entrepreneurial  Management in the University of
                                                                  Iowa College of Business Administration advising
                                                                  potential and  new  entrepreneurs  and  teaching
                                                                  courses  on entrepreneurship in the MBA program.
                                                                  He teaches courses in Corporate Strategy in  the
                                                                  Executive  MBA and MBA  PROGRAMS. Mr. Madden has
                                                                  been   consulting   with   developmental   stage
                                                                  companies since 1981.
Henry Royer                     Trustee                           Served   as  Chairman   and  President   of  The
                                                                  Merchants National Bank of Cedar Rapids  (merged
                                                                  into Firstar Bank of Cedar Rapids, N.A. in 1991)
                                                                  from  1983 to  1994. From  1994 to  the present,
                                                                  serves as President and CEO of River City  Bank,
                                                                  Sacramento, California.

------------------------
(1) Additional biographical information is set forth below.

    An  asterisk (*) indicates the person is  an interested person as defined in
Section 2(a)(19) of the Investment Company Act.

    The following information is a summary of certain prior investment and related business activities of the principal executive officers of the Trust Advisor and the Independent Trustees.

    Thomas J. Berthel, age 43, serves as Chief Executive Officer and Chairman of the Board of the Trust Advisor and as the Chief Executive Officer of Berthel Fisher & Company, the parent company of the Trust Advisor and the Dealer Manager. He has held these positions since 1985. Until June, 1993, Mr. Berthel served as President of the Dealer Manager. From 1993 until the present he has served as Chief Executive Officer and as a Director of the Dealer Manager. Mr. Berthel is also President and a Director of various other subsidiaries of Berthel Fisher & Company that act or have acted as general partners of separate private leasing programs and two publicly sold leasing programs. He also serves as the Chairman of the Board of Amana Colonies Golf Course, Inc. Mr. Berthel holds a Financial and Operation Principal license issued by the National Association of Securities Dealers, Inc. He is also a Certified Life Underwriter. Mr. Berthel also serves as an individual general partner of each of the eight private programs referred to above. Mr. Berthel holds a bachelor's degree from St. Ambrose College in Davenport, Iowa (1974). He also holds a Master's degree in Business Administration from the University of Iowa in Iowa City, Iowa
(1993). By virtue of his ownership of Berthel Fisher & Company, the parent of the Trust Advisor, Mr. Berthel is a controlling person of the Trust Advisor.

    James D. Thorp, age 36, is the President and Managing Director of the Trust Advisor. As such he is the person primarily responsible for the day-to-day management of the Trust's portfolio. He was elected as a Director of Berthel Fisher & Company in April, 1994. He serves as Vice President -- Investment
Banking of Berthel Fisher & Company Financial Services, Inc., the Dealer Manager, a position he has held since 1993. In this position he is responsible for all the investment banking, corporate finance and due diligence activities of the Dealer Manager. During his tenure in this position he has been responsible for, directed and completed nine private financings for company clients totaling over $20 million. From 1983 to 1992, Mr. Thorp served in various positions and finally as Principal for Allsop Venture Partners III and its affiliates, a private equities investment management concern managing over $105,000,000 in capital invested in over 80 portfolio companies. These companies spanned a myriad of industries and involved many transaction types that covered the spectrum of private equities investing, from seed investments to later stage expansions and turnaround financing to leveraged buyouts. During his tenure at Allsop Venture Partners III he reviewed and analyzed business plans for potential financings of over $1.5 billion, performed due diligence on projects representing potential financings of over $200 million and was personally responsible for actually investing over $10 million. The funds under management while Mr. Thorp was at Allsop Venture Partners III and its affiliates consistently yielded twice the average internal rate of return generated by similar private equities investment firms. He has served as a director on the boards of seven portfolio companies and is a past member of the National Venture Capital Association, the National Association of Small Business Investment Companies and the Midwest Regional Association of Small Business Investment Companies. He is a graduate of the Ninth Annual Management Institute of the National Association of Small Business Investment Companies. Mr. Thorp received a Bachelor of Science degree in Business Administration in 1981 from Oklahoma State University. In 1983 he was awarded a Master of Business Administration -- Finance from the Wharton School, University of Pennsylvania.

    Ronald O. Brendengen, age 40, is the Chief Financial Officer, Treasurer and a Director of the Trust Advisor. He has served since 1985 as Controller and since 1987 as the Treasurer and a Director of Berthel Fisher & Company, the parent company of the Trust Advisor. He was elected Secretary and Chief Financial Officer of Berthel Fisher & Company in 1994. He also serves as Treasurer and a Director of each subsidiary of Berthel Fisher & Company. Mr. Brendengen holds a certified public accounting certificate and worked in public accounting during 1984 and 1985. From 1979 to 1984, Mr. Brendengen worked in various capacities for Morris Plan and MorAmerica Financial Corp., Cedar Rapids, Iowa. Mr. Brendengen attended the University of Iowa before receiving a bachelor's degree in Accounting and Business Administration with a minor in Economics from Mt. Mercy College, Cedar Rapids, Iowa, in 1978.

    Von Elbert, age 55, is a Director of the Trust Advisor. He has served as a Director of Berthel Fisher & Company and its subsidiaries since May, 1991. From 1978 to 1988, Mr. Elbert was the President of TLS, Co., a data processing company. From 1988 to the present, Mr. Elbert has served as the Vice President, Treasurer and Chief Financial Officer of Galt Sand Company, a manufacturer of wearing apparel. Mr. Elbert also serves as a director of Hawkeye Bank of Cedar Rapids. Mr. Elbert received his BBA degree from the University of Iowa in 1962.

    Leslie D. Smith, age 47, is a Director and the Secretary of the Trust Advisor. In 1994 Mr. Smith was named General Counsel of Berthel Fisher & Company. Mr. Smith was awarded his B.A. in Economics in 1976 from Iowa Wesleyan College, Mount Pleasant, Iowa, and his J.D. in 1980 from the University of Dayton School of Law, Dayton, Ohio. Mr. Smith was employed as an Associate Attorney and as a Senior Attorney for Life Investors Inc., Cedar Rapids, Iowa, from 1981 through 1985. At Life Investors Inc., Mr. Smith was responsible for managing mortgage and real estate transactions. From 1985 to 1990 Mr. Smith was General Counsel for Leaseamerica Corporation, Cedar Rapids, Iowa. In that capacity, Mr. Smith performed all duties generally associated with the position of General Counsel. From 1990 to 1992, Mr. Smith was Operations Counsel for General Electric Capital Corporation, and was responsible for managing the legal department of a GECC division located in Cedar Rapids, Iowa. From 1993 to 1994, Mr. Smith as employed as Associate General Counsel for Gateway 2000, Inc., in North Sioux City, South Dakota.

    Henry T. Madden, age 65, is an Independent Trustee of the Trust. Mr Madden was awarded a B.S.M.E. from the University of Notre Dame in 1951 and an M.B.A. from the University of Pittsburgh in 1966. He began his career as an Industrial Engineer, then Quality Control Manager in Technical Ceramics for 3M Company in Chattanooga, Tennessee. He became Manager of Production Engineering, then
Manager for a 1,500 employee, $50 million in sales Allis-Chalmers Plant, manufacturing power and distribution transformers in Pittsburgh, Pennsylvania. In 1966 Mr. Madden became General Plant Manager of the Allis-Chalmers, Cedar Rapids, Iowa Plant manufacturing construction machinery.

    In 1969, Mr. Madden became Division Manager for Hydraulic Truck Cranes for Harnischfeger Corporation. In 1975 Mr. Madden became President, Harnischfeger GMBH in Dortmund, West Germany, a joint venture with August Thyssen A. G. of West Germany, manufacturing truck cranes, creating a 100 million deutsche mark business. He also served as Managing Director for Harnischfeger International Corporation for Europe, East Europe, and North and West Africa, responsible for all Harnischfeger product sales in that area.

    In 1981, Mr. Madden became a consultant to and assumed the responsibilities of General Manager of Oak Hill Engineering Inc. in Cedar Rapids, Iowa, manufacturing wire harnesses. In 1983, he started a company, Enertrac Inc., designing, manufacturing and marketing communications systems. Mr. Madden financed Enertrac Inc. through an initial public offering and merged it into another company in 1986.

    In 1986, Mr. Madden organized the Institute for Entrepreneurial Management in the University of Iowa College of Business Administration advising potential and new entrepreneurs and teaching courses on entrepreneurship in the MBA program. He also teaches courses in Corporate Strategy in the Executive MBA and MBA Programs. Mr. Madden has been consulting with developmental stage companies since 1981.

    Henry Royer, age 63, is an Independent Trustee of the Trust. Mr. Royer graduated in 1953 from Colorado College with a B.A. in Money and Banking. From 1950 until 1962, Mr. Royer was employed for four years by Pillsbury Mills and for four years by Peavey Company as a grain merchandiser. From 1962 through 1965 Mr. Royer was employed as Treasurer and served on the Board of Lehigh Sewer Pipe and Tile.

    Mr. Royer joined First National Bank of Duluth in 1965, and served in various capacities, including Assistant Cashier, Assistant Vice President, Assistant Manager of the Commercial Loan Department and Senior Vice President in Charge of Loans. When he left the bank in 1983 he was serving as Executive Vice President/Loans.

    Upon leaving First National Bank of Duluth, Mr. Royer joined The Merchants National Bank of Cedar Rapids (currently Firstar Bank Cedar Rapids, N.A.) where he served as Chairman and President until August, 1994. Since September, 1994, Mr. Royer has been the President and Chief Executive Officer of River City Bank, Sacramento, California.

MANAGEMENT AGREEMENT

    The Trust Advisor and the Trust will enter into a Management Agreement prior to the Initial Closing. The Management Agreement has been approved by the Independent Trustees. Unless earlier terminated, the Management Agreement will remain in effect until December 31, 1996, and thereafter will continue in effect from year to year if approved by the Management Board (with a majority of the Independent Trustees approving), or by a majority in interest of the Shareholders. The Management Agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party or by a vote of a majority in interest of Shareholders.

    Pursuant to the Management Agreement, the Trust Advisor will perform management services and certain investment advisory and other services necessary for the operation of the Trust. The Management Agreement provides that the Trust Advisor will receive as compensation for its services an annual management fee (the "Management Fee"). The Management Fee shall be computed at an annual rate of 2.5% of the value of the assets of the Trust and paid quarterly in arrears. The amount of the Management Fee to be paid at the end of a particular quarter shall be determined by multiplying the value of the assets of the Trust as of the last day of the previous quarter by .00625 (one-fourth of 2.5%). The amount of the Management Fee to be paid at the end of the quarter in which the Initial Closing occurs shall be determined by multiplying the value of the assets of the Trust immediately following the Initial Closing by .00625 (determined after reduction for selling, organization and other expenses), pro-rated on a daily basis for the number of days in the period beginning with the date of Initial Closing and ending with the last day of the first quarter in which the Initial Closing occurs.

    The Trust Advisor is entitled to a Management Share. See "Distribution and Allocations" and "Summary of the Declaration of Trust." The Investment Company Act and the Advisers Act currently restrict the aggregate amount that can be paid to a fund advisor. See "Regulation."

    The Management Agreement and the Declaration of Trust provide for indemnification by the Trust of Managing Persons to the fullest extent allowed by law, against any losses, liabilities, judgments, expenses and amounts paid in settlement of any claims sustained by such Managing Person in connection with the Trust or claims by the Trust, in right of the Trust or by or in right of any Shareholders, or any loss suffered by the Trust that arises out of any action or inaction of a Managing Person if, in any such foregoing case, the Managing Person, in good faith, determined that such course of conduct was in the Trust's best interest, the Managing Person was acting on behalf of or performing services for the Trust, such course of conduct was within the scope of the Declaration of Trust and the action of the Managing Person did not constitute negligence or misconduct of the Managing Person. To the extent that the Managing Person is successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, the Trust shall indemnify the Managing Person against the expenses, including attorneys' fees, actually and reasonably incurred in connection therewith. In addition to the foregoing, in the absence of a determination by a court or administrative agency that the person seeking indemnification is not liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of duties as described in Section 17(h) of the Investment Company Act, indemnification by the Trust may be authorized only upon a reasonable determination, based upon a review of the facts, by the Independent Trustees or by independent counsel in a written opinion that the person seeking indemnification is entitled thereto. Indemnification is recoverable only out of the Trust's net assets and not from Shareholders.

INDEPENDENT TRUSTEES

    The Independent Trustees will provide overall guidance and supervision with respect to the operations of the Trust, will approve the Trust's investments and will perform the various duties imposed on the directors of business development companies by the Investment Company Act. Among other things, the Independent Trustees will supervise the management arrangements of the Trust, the custody arrangements with respect to portfolio securities, the selection of accountants, and transactions with Affiliates. Initially there are two Independent Trustees, but the number of Independent Trustees will thereafter be fixed by the Independent Trustees in office and may be as many as eight but not less than two.

    The Investment Company Act requires that a majority of the Management Board consist of Trustees who are not "interested persons" of the Trust, as defined in the Investment Company Act. If at any time interested persons constitute a majority of the Management Board, the remaining Independent Trustees will designate one or more successor Independent Trustees so as to restore the number of Independent Trustees to a majority of the Management Board. If no Independent Trustee remains, the Trust Advisor must call a meeting of the Shareholders within 90 days to elect a sufficient number of Independent Trustees who are not interested persons of the Trust in order to comply with the requirements of the Investment Company Act.

    Each Independent Trustee will receive from the Trust an annual fee of $12,000, a fee of $1,000 for each meeting of the Management Board attended up to an annual limit of $24,000 in meeting fees and reimbursement for certain out-of-pocket expenses relating to attendance at such meetings. Independent Trustees will not receive any additional compensation from the Trust or its Portfolio Companies for any additional services rendered.

CORPORATE TRUSTEE

    TJB Capital Management, Inc. was organized as a Delaware corporation on January 25, 1995 for the purpose of organizing the Trust. The principal office of the Corporate Trustee is located at 1105 N. Market Street, Suite 1300, Wilmington, Delaware 19801. The Corporate Trustee is an Affiliate of the Trust Advisor.

CUSTODIAN

    The Trust will act as the custodian of its securities to the extent permitted under the Investment Company Act and the rules and regulations thereunder. The Trust will be subject to the restrictions imposed on self-custodians by the Investment Company Act and the rules and regulations thereunder. The Trust has entered into an agreement with Firstar Bank Cedar Rapids, N.A., with respect to the safekeeping of such securities. The principal business office of such person is 222 Second Avenue, S.E., Cedar Rapids, Iowa.

TRANSFERRING AND DISBURSING AGENT

    The Corporate Trustee will act as the transfer agent for the Trust. The Trust Advisor will act as the disbursing agent for the Trust. The Corporate Trustee will be paid for such services on terms approved by the Independent Trustees as being not greater than the amount that is competitive with that charged for comparable administrative services in the same geographic area by unrelated third parties.

INDEPENDENT PUBLIC ACCOUNTANT

    The Trust has selected Ernst & Young LLP, 222 Third Avenue, S.E., Cedar Rapids, Iowa, 52401 to audit the annual financial statements and to perform such other procedures as may be periodically requested.

                             CONFLICTS OF INTEREST

    The Trust Advisor, the Corporate Trustee and their Affiliates, including the Dealer Manager, may be subject to various conflicts of interest in connection with their relationships and transactions with the Trust. The contractual and other arrangements between the Trust and the Trust Advisor, the Corporate Trustee and their Affiliates, including the Dealer Manager, have not been established by arm's length negotiations. The Selling Agents may also be subject to various conflicts of interest in connection with their relationships and transactions with the Trust, the Trust Advisor and their Affiliates. Such conflicts of interest may include:

    1. TRANSACTIONS WITH THE TRUST AND PORTFOLIO COMPANIES. Berthel Fisher & Company is the sole shareholder of the Trust Advisor, the Corporate Trustee and the Dealer Manager. All of these related entities may perform various services for the Trust and its Portfolio Companies. Such services may include making loans to the Trust and its Portfolio Companies, serving as directors or officers of Portfolio Companies and providing services in connection with mergers and acquisitions, leasing, real estate, insurance and economic forecasting. In consideration of such services, such persons may receive various fees, commissions and reimbursements to the extent permitted under applicable law. Depending upon the Trust Advisor's influence and control with respect to Portfolio Companies, the selection of such persons to perform such services for Portfolio Companies may not be a disinterested decision and the terms and conditions for the performance of such services, and the amounts and terms of such compensation, may not be determined in arm's-length negotiations. Notwithstanding the foregoing, the interest rates and financing charges that such persons may charge the Trust or its Portfolio Companies for funds made available to it or them will not exceed those that would ordinarily and customarily be charged by unrelated lending institutions on comparable loans for the same purpose. Additionally, any loans by the Trust Advisor or its Affiliates or by the stockholder of the Trust Advisor (other than such persons who are engaged in the commercial lending business) to the Trust will be limited to a term of not more than 24 months.

    Certain Selling Agents or their Affiliates also may perform a variety of financial services for the Trust and its Portfolio Companies, including investment banking services, securities broker-dealer services (including execution of portfolio transactions) and services in connection with mergers and acquisitions, leasing, real estate, insurance and economic forecasting. Any such Selling Agents or their Affiliates may receive various fees, commissions and disbursements with respect to such services to the extent permitted by applicable law and rules of the NASD.

    The Declaration of Trust imposes various constraints on the Trust Advisor and its Affiliates in their dealings with the Trust. The Investment Company Act also contains restrictions as to certain transactions among the Trust, the Trust Advisor and their Affiliates. See "Regulation." Generally, transactions involving the Trust and the Trust Advisor and certain of their Affiliates must receive the prior approval of the SEC or the Independent Trustees, or both. There can be no assurance that such prior approval will be obtained. The Trustees and the Trust Advisor will be subject to fiduciary duties to the Trust in evaluating the capabilities, services and compensation of persons rendering services to the Trust.

    2. CONFLICTS AS TO INVESTMENT OPPORTUNITIES. The stockholder of the Trust Advisor and other Affiliates and subsidiaries of the Trust Advisor may make investments for their own accounts and may be in competition with the Trust for such investments. In addition, the Trust Advisor may serve as managing general partner of private or public partnerships or as the controlling person of other entities that may have an investment objective similar to that of the Trust. Although the Trust Advisor is obligated to use its best efforts to provide the Trust with continuing and suitable investment opportunities consistent with its investment objective and policies, the Trust Advisor is not required, except as provided below, to present to the Trust any particular investment opportunity which has come to its attention, even if such opportunity is within the investment objective and policies of the Trust. Accordingly, the Trust may not be given the opportunity to participate in certain investments made by Affiliates of the Trust Advisor. In addition, if the Trust rejects an investment opportunity for any reason, the Trust Advisor and its Affiliates would generally be permitted to accept it. The Trust will be reimbursed by the Trust Advisor or any Affiliate of the Trust Advisor for any costs or expenses paid or incurred by the Trust with respect to an investment rejected by the Trust and accepted by the Trust Advisor or such Affiliate. Before the Trust Advisor or its Affiliates make any investment that is within the Trust's investment objective for its or their own account, the Trust Advisor will offer such proposed investment to the Trust, which will have a right of first refusal with respect to such investment. The Trust Advisor will endeavor to resolve conflicts with respect to investment opportunities in a manner deemed equitable to all to the extent possible under the prevailing facts and circumstances and consistent with the Trust Advisor's fiduciary duties.

    No Selling Agent is obligated to present to the Trust any investment opportunity that has come to its attention, even if such opportunity is within the investment objective and policies of the Trust. The Selling Agents and their Affiliates may make investments for their own accounts and may provide investment advisory and other services to persons or entities with an investment objective identical or similar to that of the Trust.

    3. TIMING OF DISPOSITION OF TRUST INVESTMENTS. The Trust Advisor will receive certain amounts measured by the distributions of the Trust as set forth under "Distribution and Allocations" and "Trust Advisor" under "Management
Arrangements." The interests of the Trust Advisor may conflict with the interests of the Shareholders with respect to the timing of the disposition of Trust investments. However, the acts of the Trust Advisor are subject to supervision by the Independent Trustees, and all the Trustees and the Trust Advisor will be subject to a fiduciary duty to the Trust in evaluating decisions as to the retention and disposition of the Trust's investments.

    4. ALLOCATION OF THE TRUST ADVISOR'S TIME AND SERVICES. The Trust will not have independent management or employees and will rely upon the Trust Advisor and its Affiliates for management and administration of the Trust and its assets. The Trust Advisor also provides management and administrative services to other companies owned by the Trust Advisor's Affiliates. The Trust Advisor believes that it and its Affiliates have or can attract sufficient personnel to discharge all of their responsibilities to the Trust. Conflicts of interest may arise in allocating management time, services or functions among the Trust and other entities to which the Trust Advisor and its Affiliates may provide similar services. The officers and directors of the Trust Advisor and their Affiliates will devote such time to the affairs of the Trust as they, in their sole discretion, determine to be necessary for the conduct of the operations of the Trust.

    5. OTHER RELATIONSHIPS WITH PORTFOLIO COMPANIES. The Trust Advisor and its Affiliates may have other continuing relationships with Portfolio Companies in which the Trust has invested. Such relationships could influence the Trust Advisor to take actions, or forebear from taking actions, which an unrelated fund advisor might otherwise not take or forbear from taking.

    6. PARTICIPATION BY AN AFFILIATE AS DEALER MANAGER. As an Affiliate of the Trust Advisor, the Dealer Manager may experience a conflict of interest in performing its due diligence in connection with the public offering of the Shares. Although the Trust Advisor believes that the Dealer Manager has exercised due diligence in its investigation of the offering, the review performed by the Dealer Manager cannot be considered to be independent.

    7. LACK OF SEPARATE REPRESENTATION. The Trust, the Trust Advisor, the Management Board and the Dealer Manager are represented by the same legal counsel with respect to most matters. Separate counsel will be retained by the Independent Trustees for the Trust in connection with any dispute that may arise between the Trust and the Trust Advisor, the Management Board or any of their respective Affiliates.

                          DISTRIBUTION AND ALLOCATIONS

GENERAL

    Distributions from the Trust are governed by Article VIII of the Declaration of Trust. Allocation of Profit and Loss are governed by Article IV of the Declaration of Trust, and the interest of Shareholders in income and loss are governed by Article VII of the Declaration of Trust. Such provisions are complex and should be reviewed with care in their entirety by prospective Investors. The summary set forth below is qualified in its entirety by the detailed provisions of the Declaration of Trust, including definitions contained therein, to which reference is hereby made and the form of which appears as Exhibit A to this Prospectus.

DISTRIBUTION OF CASH REVENUES

    OFFERING PERIOD DISTRIBUTIONS -- THE UNDERWRITING RETURN. During the period beginning with the date of the Prospectus and ending with the Final Closing (the "Offering Period"), each Investor shall earn an Underwriting Return computed on a daily basis for each Investor as set forth herein. The Underwriting Return for an Investor shall be equal to (i) the interest, if any, actually earned on the Investor's funds held in escrow prior to the Initial Closing, plus (ii) after the Initial Closing, 10% (simple annual interest, not compounded) computed on a daily basis for each Investor on the capital contributed (without regard to discounts) for Shares by each Investor, for the period beginning with the later of the date an Investor's subscription is accepted or the Initial Closing and ending with the Final Closing. At the Final Closing, the Trust will distribute in payment of the Underwriting Return the lesser of (i) all of the cash revenues of the Trust earned from any source during the Offering Period and received by the Trust at or prior to the Final Closing, or (ii) the Underwriting Return. There is no guarantee that the full Underwriting Return will be paid at the Final Closing. If the Underwriting Return is not fully paid at the Final Closing, the unpaid balance of the Underwriting Return shall be paid as set forth below under "Distributions of Cash Revenues After the Final Closing" and "Distributions of Shareholder Contributions and Capital."

    DISTRIBUTIONS OF CASH REVENUES AFTER THE FINAL CLOSING. After the Final Closing, the Trust will make quarterly distributions of all Cash Revenues, to the extent that the Trust has cash available for such purpose. The Trust will not make a distribution if a majority of the Independent Trustees determine that such distribution is not in the best interest of the Trust and the Shareholders. The first such quarterly distribution shall be made within sixty (60) days of the last day of the first calendar quarter ending after the Final Closing. Subsequent quarterly distributions shall be made within sixty (60) days of the end of each quarter thereafter. Cash available for the purpose of distributing Cash Revenues shall be equal to Cash Available For Distribution (but not decreased by the amount used to pay all expenses of the Trust) plus all other cash of the Trust, including Shareholder contributions. Cash Revenues shall mean gross cash funds provided from operation of the Trust, including, without limitation, the following: all interest earned and paid to the Trust; all cash dividends earned and paid to the Trust; and all fees earned and paid to the Trust. Cash revenues shall not include realized gains from Portfolio Companies or other investments of the Trust, invested funds returned to the Trust, or principal payments received by the Trust in repayment of loans made by the Trust. The Trust will not borrow funds in order to make a distribution under this section, but the Trust may utilize Shareholder contributions to make distributions. In no event shall funds be advanced by the Trust advisor or borrowed for purpose of distributions, if the amount of such distributions would exceed the Trust's accrued and received revenues for the previous four quarters, less paid and accrued operating costs with respect to such revenues and costs shall be made in accordance with generally accepted accounting principles, consistently applied. If such a distribution is made from any source other than the Trust's accumulated undistributed net income, determined in accordance with good accounting practice and not including profits or losses realized upon the sale of securities or other properties or the Trust's net income so determined for the current or preceding fiscal year, unless such payment is accompanied by a written statement which adequately discloses the source or sources of such payment.

    All quarterly distributions of Cash Revenue will be made 99% to the Shareholders and 1% to the Trust Advisor until the Shareholders have received Payout. After Payout, all distributions shall be made 80% to the Shareholders and 20% to the Trust Advisor. Payout occurs when all Shareholders have received distributions equal to 100% of all of the amount originally invested in the Trust (without regard to or reduction for discounts) plus the Priority Return plus the Underwriting Return. The Priority Return is the amount equal to a return of 8% per annum simple interest (non-compounded) computed, from the Final Closing on the declining balance of the amount invested in the Trust (without regard to or reduction for discounts) by each Shareholder. For purposes of calculating the Priority Return, Capital Contributions invested in the Trust by Shareholders shall be reduced by distributions of Cash Revenues made to
Shareholders that are in excess of the Priority Return, and by other distributions that result in the return of capital to Shareholders, as described below.

    Quarterly distributions of Cash Revenues to Shareholders shall be allocated in the following priority: (i) to pay the Priority Return; (ii) to pay any Priority Return accrued in prior years but not yet paid; (iii) to the reduction to zero of the amount of Shareholders' Capital Contributions used to compute Priority Return, and then to the payment of any unpaid Underwriting Return.

    After Payout, all distributions shall be made 80% to the Shareholders and 20% to the Trust Advisor.

PAYMENT OF TRUST EXPENSES

    The Trust will establish reserves from Shareholder Capital Contributions and from realized gains on Trust investments in order to pay the ongoing expenses of the Trust that the Trust has an obligation to pay, including the Management Fee and other costs and expenses incident to the holding and managing of the Trust's investments or for the operation and management of the Trust including, without limitation, taxes and insurance. The Trust will normally maintain not less than One Percent (1%) of the offering proceeds as reserves.

DISTRIBUTIONS OF SHAREHOLDER CONTRIBUTIONS AND CAPITAL

    GENERAL. The Trust Advisor does not presently intend to distribute shareholder contributions or capital during the five years following the Final Closing except such capital that may be distributed as part of the quarterly distributions of Cash Revenues as discussed above. However, the Trust Advisor, with the approval of the Independent Trustees may otherwise decide to distribute Shareholder Contributions and capital if in the opinion of the Trust Advisor and the Independent Trustees there are insufficient investment opportunities available to the Trust, or if such distribution is warranted for the benefit of the Shareholders. After the five year period following the Final Closing, the Trust may distribute any funds that the Trust Advisor, with the approval of the Independent Trustees, believes are not necessary for the operation of the Trust.

    CASH AVAILABLE FROM REALIZED GAINS ON INVESTMENTS AND SOURCES OTHER THAN CASH REVENUE. In the discretion of the Trust Advisor, and subject to review by the Independent Trustees, cash received from realized gains on Investments may be paid to Shareholders or reserved for general Trust purposes or for Follow-On Investments within the limitations set forth above under "Investment Objective and Policies." Reinvestment of proceeds resulting from the sale or refinancing of Trust assets may take place if sufficient cash will be distributed to Shareholders to pay state and federal income tax, if any, created by the sale or refinancing of such assets. Cash available from Investments that is not applied to Follow-On Investments or reserved for any other Trust purpose will be distributed quarterly by the Trust, within 60 days after the end of the calendar quarter, to its Shareholders, in the following priority:

    (a) 99% to the Shareholders, as a class, and 1% to the Trust Advisor, until the Shareholders, as a class, have received

       (i) payment of the Priority Return accrued through the end of the quarter for which the distribution is being made;

       (ii) payment of 100% of the amount contributed to the Trust by Shareholders (without regard to or reduction for discounts); and

       (iii) payment of the Underwriting Return,

the payment of all of items (a)(i) through (iii) being defined as Payout;

    (b) 80% to the Shareholders, as a class, and 20% to the Trust Advisor.

    To the extent that making any distribution to the Trust Advisor would result in the Trust Advisor's receiving cumulative distributions in excess of that permitted by the Investment Adviser's Act of 1940, the amount of such distribution will instead be deferred until the payment of such amount does not violate the terms of the Investment Adviser's Act of 1940, and if, at termination of the Trust, such distribution cannot be made without violating such Act, then the amount that cannot be distributed to the Trust Advisor will be distributed to the Shareholders.

ALLOCATION OF PROFITS AND LOSSES

    The profits and losses of the Trust, including all gains derived by the Trust during any fiscal period from any sale, transfer, injury, destruction or other disposition of Trust property or an interest therein, (including, without limitation, proceeds from insurance, refinancing or condemnation) are to be determined as of the end of each fiscal year, and for any fiscal period shall be allocated as follows:

    (a) First, One Percent (1%) to the Trust Advisor until the Shareholders have received Payout, and thereafter, Twenty Percent (20%); and

    (b) Ninety-nine Percent (99%) to the Shareholders until the Shareholders have received Payout, and thereafter, Eighty Percent (80%).

    Notwithstanding the foregoing, to the extent an allocation of Losses after Payout will reduce the Trust Advisor's capital account to a negative amount, the allocation will be made One Percent (1%) to the Trust Advisor and Ninety-nine Percent (99%) to the Shareholders until the Shareholders' capital accounts are zero. No allocation will be made to the Shareholders' accounts that will reduce the Shareholders' accounts to a negative amount.

    Except as otherwise provided in the Declaration of Trust, all items of Trust income, gain, expense, loss, deduction and credit for a particular fiscal period and any other allocations not otherwise specifically provided for shall be divided among the Shareholders as a class and the Trust Advisor in the same proportions as they share profits or losses, as the case may be, for the fiscal period.

ALLOCATIONS AMONG SHAREHOLDERS

    Allocations of profits shall be made among Shareholders as follows: (i) all profits shall be allocated to the holders of rights to Underwriting Returns in proportion to their holdings of such rights until the amounts so allocated equal the amount distributed at Final Closing to Shareholders in respect of the Underwriting Return, (ii) thereafter until Payout, each Shareholder shall be allocated that percentage of the aggregate amounts allocated to all Shareholders as the number of Shares owned by the Shareholder bears to the aggregate number of Shares owned by all Shareholders; (iii) after Payout, all profits shall be allocated to the holders of a right to Underwriting Returns not distributed at Final Closing in proportion to their holdings of such rights until the amounts so allocated together with the amount allocated under (i) above, equal the total Underwriting Return, and (iv) thereafter, each Shareholder shall be allocated that percentage of the aggregate amounts allocated to all Shareholders as the number of Shares owned by the Shareholder bears to the aggregate number of Shares owned by all Shareholders.

MINIMUM ALLOCATION TO TRUST ADVISOR

    Notwithstanding anything to the contrary set forth herein, in no event shall the Trust Advisor's allocable share of each material item of Trust income, gain, expense, loss, deduction or credit be less than One Percent (1%) of such item.

TAX ALLOCATION

    Notwithstanding anything to the contrary set forth herein, to the extent that the Trust Advisor is treated for federal income tax purposes as having received an interest in the Trust as compensation for services that constitutes income to the Trust Advisor under the Code, any amount allowed as a deduction for federal income tax purposes to the Trust (whether as an expense incurred in the production of income or as an amortization deduction) as a result of such characterization shall be allocated solely for federal income tax purposes to the Trust Advisor.

DETERMINATION OF DISTRIBUTIONS AND ALLOCATIONS AMONG SHAREHOLDERS

    Except as described above, all distributions to and allocations of profits and losses among, the Shareholders will be made in the ratio which the number of Shares held by each Shareholder bears to the total number of Shares held by all such Shareholders. All distributions and allocations will be distributed or allocated, as the case may be, to the persons shown on the records of the Trust to have been Shareholders as of the last day of the fiscal quarter for which such distribution or allocation is to be made.

                           TRANSFERABILITY OF SHARES

GENERAL

    Interest in Shares in the Trust will be recorded in the books and records of the Trust as provided by Delaware law. No transfer or assignment of a Shareholder's interest in the Trust will be effective except to the extent made in accordance with the provisions of the Declaration of Trust. Sales, transfers or assignments of interests in the Trust will be recognized quarterly.

    Shares will be represented by share certificates, and are transferable, subject to the restrictions on transfer described herein and in the Declaration of Trust, upon submission to the Trust Advisor of duly executed transfer documentation in form and substance acceptable to the Trust Advisor. Except for transfers incident to divorce and certain gratuitous transfers or assignments, no sale, transfer or assignment of a Shareholder's Shares may be made to any Person unless such Person (i) meets the applicable suitability requirements contained in this Prospectus or (ii) is a Shareholder.

RESTRICTIONS

    No sale, assignment or transfer that would result in the transferor or any transferee holding less than one Share will be recognized for any purpose without the consent of the Trust Advisor, which consent will be granted only for good cause. In no event may any Shares be assigned: (i) to a minor or incompetent, except in trust, pursuant to the Uniform Gifts to Minors Act or by will or by intestate succession, or (ii) to a person who is a market maker in securities unless such person certifies that he is purchasing the Shares solely for investment purposes and not for resale. Except in cases of death of a transferor or by operation of law, as a condition of transfer, each transferee must certify that he satisfies the Investor suitability standards described in this Prospectus. See "Investor Suitability Standards" under "Terms of the Offering."

    No sale, transfer or assignment or negotiation of an interest in the Trust will be recognized or effective if such sale, transfer or assignment, together with all other such transfers on the books of the Trust during the immediately preceding 12 months, would result in the transfer of 50% or more of interests in the Trust. A Shareholder may not transfer a Share unless he represents and provides other documentation satisfactory in form and substance to the Trust Advisor that such transfer was not effected through a broker-dealer or matching agent that makes a market in Shares or that provides a readily available, regular and ongoing opportunity to Shareholders to sell or exchange their Shares through a public means of obtaining or providing information of offers to buy, sell or exchange Shares. In the case of the sale of a Share, the Trust Advisor must determine that such sale, assignment or transfer would not, by itself or together with any other sales, transfers or assignments, likely result in the Trust's being classified as a public traded partnership. A transferor will not be required to make the representations described above if the transferor represents that the transfer is effected through an agent whose procedures have been approved by the Trust Advisor as consistent with the requirements for avoiding classification as a publicly traded partnership. It is anticipated that the Dealer Manager will be such an agent.

    In addition, pursuant to IRS Advance Notice No. 88-75 and recently issued proposed Regulations under Section 7704 of the Code, no sale or other transfer of a Share will be recognized if such sale or transfer, together with all other such transfers during the same taxable year would result in the transfer of more than 5.0% of the interests in the Trust (or 2.0% in the case the Trust also relies on a matching service exclusion) or 2.0%, if the de minimis rule of the proposed Regulations under Section 7704 is adopted. For purposes of the 5.0% and 2.0% limitation under Notice 88-75 described in the preceding sentence, the following transfers will be disregarded: (i) transfers in which the basis of the interest in Shares in the hands of the transferee is determined, in whole or in part, by reference to its basis in the hands of the transferor or is determined under section 732 of the Code; (ii) transfers at death; (iii) transfers between members of a family (as defined in section 267(c)(4) of the code); (iv) the issuance of interests by or on behalf of the Trust in exchange for cash, property, or services; (v) distributions from a retirement plan qualified under section 401(a) of the Code; and (vi) block transfers. The term "block transfer" means the transfer by a Shareholder in one or more transactions during any 30 calendar day period of Shares representing in the aggregate more than 5.0% of the total interest in the Trust's capital or profits.

    Under the proposed Regulations, the types of transfers that will be disregarded in determining whether the interests are readily tradeable on a substantial equivalent of a secondary market are the same as under Notice 88-75 except that distributions from individual retirement accounts are disregarded, any exemption for transfer pursuant to a right under a redemption or repurchase agreement that is exercisable on the happening of certain events (the Trust has no such agreement) is disregarded, and transfers pursuant to a closed end redemption plan (the Trust has no such plan) are disregarded. Further, the definition of "block transfers" means the transfer by a partner in one or more transactions during any thirty (30) calendar day period of interests representing in the aggregate more than two percent (2%) of the total interests in the Trust capital or profits. The Trust will not allow the transfer of any shares in the Trust if such transfer would cause, in the opinion of the Trustees, a violation of the publicly traded partnership provisions as finally adopted.

    Sales,  transfers,   assignments  or   negotiations  the   recognition   and
effectiveness of which are so suspended and deferred will be recognized (in chronological order to the extent practicable) when, and to the extent that, such recognition will not result in there having been transfers of in excess of the permitted percentage in interest of the Trust and will not likely result in, or substantially increase such risk of, reclassification. The Trust Advisor has the authority to amend the transferability provisions of the Declaration of Trust to the extent necessary or desirable (or to eliminate or amend provisions to the extent no longer necessary) to preserve the tax status of the Trust.

    In connection with any sale, exchange, transfer or assignment, the Trust Advisor may, in its discretion, require an opinion of counsel satisfactory in form and substance to the Trust Advisor that such sale, exchange, transfer or assignment would not result in a termination of the Trust for purposes of
Section 708 of the Code, cause the Trust to lose its status as a partnership or to be classified as a publicly traded partnership and be taxable as a corporation for federal income tax purposes or violate any federal securities laws or any state securities or "Blue sky" laws, including Investor suitability standards thereunder.

    Any sale or transfer of Shares in California or involving a California resident or of Shares originally purchased by a California resident requires the prior written consent of the Commissioner of Corporations of the State of California, except as provided in the Commissioner's rules. The Subscription Agreement will bear the following legend:

       IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES.

Any sale or transfer of Shares outside California and not involving California residents or involving Shares not originally purchased by a California resident does not require the prior written consent of the Commissioner of Corporations of the State of California.

    The Trust Advisor intends that no public market for Shares develop. Furthermore, the Trust Advisor intends to use its best efforts to implement the transfer restrictions contained herein and in the Declaration of Trust so that no public market develops. The ability of a market to develop will be limited by restrictions on trading provided in the Declaration of Trust for the purpose of preventing the Trust from being classified as a publicly traded partnership taxable as a corporation. See "Publicly Traded Partnerships (PTP)" under "Tax Matters." Shareholders therefore may not be able to liquidate their investments in the Trust in the event of an emergency or for any other reason. Moreover, the lack of a public market may affect the price for which a Shareholder would be able to sell Shares. The Dealer Manager may provide limited Investor services which may assist Shareholders desiring to sell their Shares but will not value any Shares. Accurate information as to the actual market value of a Share at any given date may not be available. To the extent prohibited by law, rule or regulations, the Dealer Manager will not be able to solicit any potential buyers of Shares, but may afford only a matching service to sellers and potential buyers. The Dealer Manager will not receive any compensation from the Trust for providing such Investor services and the Dealer Manager will not impose any charge for such investor services on Shareholders. The Dealer Manager is under no obligation to provide any investor service and if provided, such services may be terminated at any time. In connection with any sale of Shares that is arranged by the Dealer Manager in the performance of such investor services, the Dealer Manager will receive a fee. The Dealer Manager intends to charge the seller a $50 service charge per executed order to sell and the buyer a commission equal to 6% of the gross sales proceeds, but such fee may vary from time to time. The Trust Advisor does not intend to have the Trust redeem or repurchase Shares although the Trust reserves the right to do so under the conditions specified in the Investment Company Act.

ASSIGNMENTS BY OPERATION OF LAW

    If any Shareholder shall die, with or without leaving a will, or become incompetent, bankrupt or insolvent, or if a corporation, partnership or trust Investor dissolves during the Trust term or if any other involuntary transfer of a Shareholder's Shares is made, the legal representatives, heirs and legatees (and spouse, if the Shares have been community property of such Shareholder and his or her spouse), bankruptcy assignees, successors, assigns and corporate, partnership or trust distributees or such other involuntary transferees shall not become transferees but shall have (subject to the other terms and provisions hereof) such rights as are provided with respect to such persons under the law; provided, however, that such legal representatives, heirs and legatees, spouse, bankruptcy assignees, successors, assigns and corporate, partnership or trust distributees or involuntary transferees may become transferees in accordance with the provisions of the Declaration of Trust.

                      SUMMARY OF THE DECLARATION OF TRUST

    THE RIGHTS AND OBLIGATIONS OF THE TRUST ADVISOR, THE INDEPENDENT TRUSTEES AND THE SHAREHOLDERS ARE GOVERNED BY THE DECLARATION OF TRUST, A COPY OF WHICH IS ATTACHED HERETO AS EXHIBIT A. NO PROSPECTIVE INVESTOR SHOULD SUBSCRIBE FOR SHARES WITHOUT FIRST THOROUGHLY REVIEWING THE DECLARATION OF TRUST. THE FOLLOWING IS ONLY A BRIEF SUMMARY OF CERTAIN SIGNIFICANT PROVISIONS OF THE DECLARATION OF TRUST NOT DISCUSSED ELSEWHERE IN THIS PROSPECTUS AND SHOULD NOT BE CONSIDERED AS A COMPLETE DISCUSSION OF ALL OF THE PROVISIONS OF THE DECLARATION OF TRUST. SEE MANAGEMENT ARRANGEMENTS, TERMS OF THE OFFERING, PLAN OF DISTRIBUTION, COMPENSATION AND FEES, INVESTMENT OBJECTIVE AND POLICIES, DISTRIBUTION AND ALLOCATIONS, TRANSFERABILITY OF SHARES AND DECLARATION OF TRUST (EXHIBIT A).

ACCOUNTING

    The accounting period of the Trust will end on December 31 of each year. The Trust will utilize the accrual method of accounting for the Trust's operations on the basis used in preparing the Trust's federal income tax returns with such adjustments as may be in the Trust's best interest.

BOOKS AND RECORDS; REPORTS

    The Trust will keep appropriate records relating to its activities. All books, records and files of the Trust will be kept at its principal offices at Cedar Rapids, Iowa. An independent certified public accounting firm will prepare the Trust's federal income tax returns as soon as practicable after the conclusion of each year. The Trust will use its reasonable best efforts to obtain the information for those returns as soon as possible and to cause the resulting accounting and tax information to be transmitted to the Shareholders as soon as possible after receipt from the accounting firm.

    Each Shareholder will receive reports as to the Trust's activities on at least a quarterly basis and will receive as soon as practicable after the end of each year the necessary federal and state income tax information and annual financial statements for the Trust that have been audited by the Trust's accounting firm. As a business development company, the Trust will also be required to make periodic reports to the Commission under the Exchange Act, as amended, including Forms 10-K (annual report), 10-Q (quarterly report) and 8-K (report of significant events). The Trust will provide copies of such reports to the Investors. Upon the request of an official or agency administering the securities laws of any state in which the Shares are sold the Trust shall submit to such official or agency the reports and statements required to be distributed to Shareholders pursuant to the Declaration of Trust. See Exhibit A, Declaration of Trust, for detailed information regarding information and reports available to Shareholders.

    As described under "Compensation and Fees," the Trust will pay the Trust Advisor an annual Management Fee for services performed under the Management Agreement in an amount equal to 2.5% of the total assets of the Trust. The Trust expects that it will value its liquid assets at current market values. The Trust expects that because of the likely illiquidity of its investments in the Portfolio Companies, the value of the Trust's total assets (i.e., the value of its assets less its liabilities) in Portfolio Companies will be calculated based on their original cost to the Trust unless a realization event or other significant development relating to one or more of the investments provides a factual basis for a restatement of the Trust's carrying value of the investments. The Trust expects that such restatement may take into consideration, among other things, such factors as earnings, expenses, market prices for similar assets, an assessment of the investment's future prospects and restrictions, if any, applicable thereto.

NO ASSESSMENTS

    Assessments are additional amounts of capital paid by a Shareholder beyond the Shareholder's subscription commitment. Mandatory assessments of any kind are prohibited.

GOVERNING LAW

    All provisions of the Declaration will be construed according to the laws of the State of Delaware except as may otherwise be required by law in any other state.

CONTROL OF TRUST OPERATIONS

    The powers vested in the Trust Advisor under the Declaration of Trust are quite broad. The Trust Advisor has full, exclusive and complete discretion in the management and control of the affairs of the Trust (subject to the general authority, supervision and review of the Management Board, and, in some instances, the Independent Trustees), and Investors have no power to take part in the management of, or to bind, the Trust.

    The Corporate Trustee has a fiduciary responsibility for the safekeeping and use of all funds and assets of the Trust, whether or not in the Corporate Trustee's immediate possession or control, and the Corporate Trustee shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Trust. No Shareholder shall contract away the fiduciary obligation owed to the Shareholder by the Corporate Trustee under common law.

    The Management Board (which is comprised of the Trust Advisor and the Independent Trustees) must approve by at least a majority vote and by at least a majority of the Independent Trustees the execution and renewal of the Management Agreement or any other agreement by which the Trust engages an investment advisor, agreements with principal underwriters of the Trust's securities, appointment of independent certified public accountants and sales of additional Shares at less than net asset value.

    The Management Board will supervise and review the Trust Advisor's other actions but does not have management or administrative powers over the Trust or the Trust's investments except as described above. The Management Board nonetheless may require action by the Trust Advisor to the extent necessary to carry out the fiduciary duties of the Management Board's members.

    A sale, lease, pledge or other transfer of substantially all the Trust's assets outside the ordinary course of its business requires the approval of the holders of a majority of the outstanding Shares.

ROLL-UP TRANSACTIONS

    Roll-Ups are governed by the provisions of the Declaration. In connection with a proposed Roll-Up, an appraisal of all Trust assets shall be obtained from a competent Independent Expert. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the Administrator as an Exhibit to the Registration Statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Securities Act of 1933 and comparable provisions under State law for any material misrepresentations or material omissions in the appraisal. Trust assets shall be appraised on a consistent basis. The appraisal shall be based on all relevant information and shall indicate the value of the Trust's assets as of a date immediately prior to the announcement of the proposed Roll-Up. The appraisal shall assume an orderly liquidation over a twelve (12) month period. The terms of the agreement of the Independent Expert shall clearly state that the engagement is the benefit of the Trust and its Shareholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Shareholders in connection with a proposed Roll-Up.

    In connection with a proposed Roll-Up, the person sponsoring the Roll-Up shall offer to Shareholders who vote "no" on the proposal the choice of: (i) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or (ii) one of the following: (A) remaining as Shareholders in the Trust and preserving their interests therein on the same terms and conditions as existed previously; or (B) receiving cash in an amount equal to the Shareholders' pro rata share of the appraised value of the net assets of the Trust.

    The Trust shall not participate in any proposed Roll-Up which, if approved, would result in Shareholders having democracy rights in the Roll-Up Entity which are less than those provided for under the Declaration. If the Roll-Up Entity is a corporation, the democracy rights of Shareholders shall correspond to the democracy rights provided for in this Declaration to greatest extent possible.

    The Trust shall not participate in any proposed Roll-Up which includes provisions which would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity). The Trust shall not participate in any proposed Roll-Up which would limit the ability of a Shareholder to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that Shareholder.

    The  Trust  shall  not  participate   in  any  proposed  Roll-Up  in   which
Shareholders' rights of access to the records of the Roll-Up Entity will be less than those provided for under Article X and Section 11.4 of the Declaration.

    The Trust shall not participate in any proposed Roll-Up in which any of the costs of the transaction would be borne by the Trust if the Roll-Up is not approved by the Shareholders.

SHAREHOLDER MEETINGS

    The Trust Advisor may call meetings of the Shareholders concerning any matter on which they may vote as provided by the Declaration or by law or to receive and act upon a report of the Trust Advisor on matters pertaining to the Trust's business and activities. Shareholders holding Ten Percent (10%) or more of the outstanding Shares entitled to vote on the matter may also call meetings by giving notice to the Trust demanding a meeting and stating the purposes therefor. After calling a meeting or within ten (10) days after receipt of a written request or requests meeting the requirements of the preceding sentence, the Trust shall mail to all Shareholders entitled to vote on the matter written notice of the place and purposes of the meeting, which shall be held on a date not less than fifteen (15) days nor more than sixty (60) days after the Trust mails the notice of meeting to the Shareholders at a time and place specified in the request, or if none is specified, at a time and place convenient to Shareholders. Any Shareholder or Investor entitled to vote on the matter may appear and vote or consent at a meeting by proxy, provided that such authority is granted by a writing signed by the Shareholder or Investor and delivered to the Trust at or prior to the meeting.

AMENDMENTS AND VOTING RIGHTS

    The Trust Advisor may amend the Declaration of Trust without notice to or approval of the Shareholders for the following purposes: (1) to cure any ambiguity, formal defect or omission or to correct or supplement any provision in the Declaration of Trust that may be inconsistent with any other provision contained in the Declaration of Trust or in this Prospectus or Registration Statement; (2) to make such other changes or provisions in regard to matters or questions arising under the Declaration of Trust that will not materially and adversely affect the interest of any Investor; (3) to otherwise equitably resolve issues arising under this Prospectus or the Declaration of Trust so long as similarly situated Investors are not treated materially differently; (4) to maintain the federal tax status of the Trust and any of its Shareholders as Shareholders of this Trust (so long as no Investor's liability is materially increased without such Investor's consent); (5) if the Trust, after consultation with its regular accountants or tax counsel, determines that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, or to avoid the effects of unanticipated events that might otherwise cause the Declaration of Trust not to comply with such Regulations, to make such modification, provided, that such modification is not likely to have a material effect on the amounts distributable to any Shareholder; and (6) to comply with law.

    Other amendments to the Declaration of Trust may be proposed either by the Trust Advisor or holders of at least 10% of the Shares, either by calling a meeting of the Shareholders or by soliciting written consents. The procedure for such meetings or solicitations is found at Section 15.2 of the Declaration. Such proposed amendments require the approval of a majority in interest of the Shareholders given at a meeting of Shareholders or by written consents. Any amendment requiring Shareholder action may not increase any Shareholder's liability, change the Capital Contributions required of Shareholder or Shareholder rights in the Trust's profits, losses, deductions, credits, revenues or distributions in more than a de minimis matter, or change his rights on dissolution or any voting rights without the Shareholder's consent. Any amendment which changes the Trust Advisor's management rights requires its consent.

    The consent of all Shareholders is required for the following additional actions by the Trust: actions contravening the Declaration of Trust or the Certificate of Trust of the Trust; actions making it impossible to carry on the Trust's activities; confessing a judgment in excess of 10% of the Trust's assets; dissolving or terminating the Trust, other than as provided by the Declaration of Trust; allowing the Trust Advisor to possess or hold Trust Property for other than a Trust purpose or adding new Trust Advisors except as described below.

REMOVAL OF TRUST ADVISOR

    The holders of at least 10% of the Shares may propose the removal of a Trust Advisor, either by calling a meeting or soliciting consents in accordance with the terms of the Declaration of Trust. Removal of a Trust Advisor requires either the affirmative vote of a majority of the Shares (excluding Shares held by the Trust Advisor which is the subject of the vote or by its Affiliates) or the affirmative vote of a majority of the Independent Trustees. Removal of a Trust Advisor causes a dissolution of the Trust unless any remaining Trust Advisors and a majority in interest of the Shareholders (or if there is no remaining Trust Advisor, a majority in interest of the Shareholders) elect to continue the Trust. The Trust Advisor may not resign without the consent of a majority of the Shareholders and without first giving at least 120 days prior written notice to the Shareholders. The Shareholders may replace a removed Trust Advisor or fill a vacancy by vote of a majority in interest of the Shareholders.

    If a Trust Advisor is removed, resigns (other than voluntarily without cause) or is unable to serve, it may elect to exchange its Management Share for a series of cash payments from the Trust in amounts equal to the amounts of distributions to which the Trust Advisor would otherwise have been entitled under the Declaration of Trust in respect of investments made by the Trust prior to the date of any such removal, resignation or other incapacity. The Trust Advisor would continue to receive its pro rata share of all allocations to Shareholders as provided in the Declaration of Trust which are attributable to Shares owned by the Trust Advisor.

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    Alternatively, subject to the Trust's obtaining an exemptive order from  the
Commission,  if  required, the  Trust Advisor  may elect  to engage  a qualified
independent  appraiser  and  cause  the   Trust  to  engage  another   qualified
independent appraiser (at the Trust's expense in each case) to value the Trust property as of the date of such removal, resignation or other incapacity as if the property had been sold at its fair market value so as to include all unrealized gains and losses. If the two appraisers cannot agree on a value, they would appoint a third independent appraiser (whose cost would be borne by the Trust) whose determination, made on the same basis, would be final and binding. The Trust may elect to have the have the value determined by arbitration in accordance with the then current rules of the American Arbitration Association.

    Based on the appraisal, the Trust would make allocations to the Trust Advisor's capital account of profits, losses and other items resulting from the appraisal as of the date of such removal, resignation or other incapacity as if the Trust's fiscal year had ended, solely for the purpose of determining the Trust Advisor's capital account. If the Trust Advisor has a positive capital account after such allocation, the Trust would deliver a promissory note of the Trust to the Trust Advisor, the principal amount of which would be equal to the Trust Advisor's capital account and which would bear interest at a rate per annum equal to the prime rate in effect on the date of removal, resignation or other incapacity as set forth on such date in the Money Rates section of the Wall Street Journal (or if not published on such date, then on the first date immediately preceding such date that it is published), with interest payable annually and unpaid principal payable only from funds that would otherwise have been available for distribution to the Trust Advisor.

    If the capital account of the Trust Advisor has a negative balance after such allocation, the Trust Advisor would be obligated to contribute to the capital of the Trust in its sole discretion either cash in an amount equal to the negative balance in its capital account or a promissory note to the Trust in such principal amount maturing five years after the date of such removal, resignation or other incapacity, bearing interest at the rate specified above. If the Trust Advisor chose to elect the appraisal alternative, its entire interest in the Trust would be terminated other than the right to receive the promissory note and payments thereunder as provided above.

INDEPENDENT TRUSTEES

    The Independent Trustees must be individuals who are not "interested persons" of the Trust under the Investment Company Act (generally, persons who are not affiliated with the Trust or with Affiliates of the Trust). There must always be at least two Independent Trustees, but a larger number up to eight may be specified by the Independent Trustees from time to time. Each Independent Trustee has an indefinite term. Vacancies in the authorized number of Independent Trustees are filled by vote of the remaining Board members so long as there is at least one Independent Trustee; otherwise, the Trust Advisor must call a special meeting of Shareholders to elect Independent Trustees. Vacancies must be filled within 90 days. An Independent Trustee may resign effective on the designation of a successor and may be removed for cause by at least two-thirds of the remaining Management Board members, or with or without cause by action of the holders of a majority in interest of the Shareholders.

DISSOLUTION OF TRUST

    The Trust will dissolve on the earliest to occur of (a) the later of December 31, 2005 or ten years from the Final Closing, provided the Trust may be extended for up to two one-year periods at the discretion of the Independent Trustees, if they determine that such extensions are in the best interest of the Trust and in the best interest of the Shareholders, (b) the sale of substantially all of the assets of the Trust, (c) the removal, dissolution, resignation, insolvency, bankruptcy, death or other legal incapacity or disqualification of any Trust Advisor, (d) the vote of either all Shareholders or the Trust Advisor and a majority in interest of the Shareholders or (e) any other event requiring dissolution by law. After termination, the Trust will wind up its affairs within three years of the date of dissolution. The Trust will wind up its activities after dissolution unless (i) the remaining Trust Advisors and a majority in interest of the Shareholders (calculated without regard to Shares held by the Trust Advisors or their Affiliates) or (ii) if there is no

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remaining Trust Advisor, a majority in  interest of the Shareholders, elects  to continue the Trust. The Trust Advisor (or in the absence thereof, a liquidating trustee chosen by the Shareholders) will liquidate the Trust's assets if it is not continued.

MANAGEMENT SHARE

    The Management Share is the interest in the Trust that represents the beneficial interests and management rights of the Trust Advisor in its capacity as Trust Advisor. The Management Share excludes the Trust Advisor's interest, if any, attributable to Shares acquired by it. The Management Share has no voting rights and is deemed to have attached to it the rights appertaining to the Trust Advisor under the Declaration of Trust.

TRANSFERABILITY OF INTEREST OF TRUST ADVISOR IN MANAGEMENT SHARE

    The Trust Advisor may not resign except for cause (which cause does not include the fact or determination that continued service would be unprofitable to the Trust Advisor) and may not transfer its interest in the Trust except to pledge it as security for a loan to the Trust Advisor if the pledge does not reduce cash flow distributable to other Shareholders and to waive compensation and fees payable to it under the Declaration of Trust.

TRUST ADVISOR'S CAPITAL ACCOUNT

    The Trust Advisor is obligated under the Declaration of Trust to restore any deficit in its capital account upon or prior to the first distribution in liquidation of the Trust. The Trust Advisor reserves the right, however, to offset this obligation by waiving all or a portion of its rights to a distribution of any fees or other compensation due it under the Declaration of Trust or the Management Agreement.

                                  TAX MATTERS

A. BRIEF SUMMARY OF MATERIAL TAX CONSEQUENCES OF INVESTMENT

    The following is a brief summary of some of the major tax consequences discussed in more detail in this section of this Prospectus. An Investor should not rely solely on this brief summary of the tax consequences of an investment in the Trust but should review the entire section entitled "Tax Consequences" and consult with the Investor's own counsel before making an investment decision.

    1. No ruling has been requested from the Internal Revenue Service (the "IRS") on whether the Trust will be classified as a partnership for tax purposes. The Trust is relying upon opinion of Bradley & Riley, P.C. ("Counsel"), 100 First Street, S.W., Cedar Rapids, Iowa, that the Trust will be treated as a partnership for tax purposes. If the IRS determines that the entity is not a partnership for tax purposes, an Investor would experience a substantial reduction in yield.

    2. If the IRS determines that the Trust is a "publicly traded partnership", the Trust will be treated like a corporation for tax purposes with the result that the yield to the Investor on his or her investment will be substantially reduced. Based on representations by the Trust Advisor and an applicable IRS Notice, Counsel has rendered an opinion that it is more likely than not that the Trust will not be treated as a publicly traded partnership.

    3. Based on the current published Regulations and Rulings by the IRS, it is the opinion of Counsel that an investment by an Investor in the Trust will not be considered a passive activity.

    4. Investment by employee benefit plans, including individual retirement accounts or other tax-exempt entities, in the Trust may result in additional reporting requirements and may result in the tax exempt entity paying tax on the income earned from its investment in the Trust.

B. TAX CONSEQUENCES

    The following is a summary of the material federal income tax consequences for persons considering an investment in the Trust. This summary is based upon the Code, rules and regulations promulgated thereunder and existing interpretations thereof, which regulations and interpretations are subject to change at any time. The following summary discusses the material aspects of the federal income tax

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consequences  that could affect an investment in  the Trust. No assurance can be provided that any deductions or other federal income tax advantages that are herein described or that a prospective Investor in the Trust may consider available will in fact be allowed by the IRS.

    The tax opinion rendered by Counsel is based upon the facts described in this Prospectus and upon the facts as they have been represented by the Trust Advisor to Counsel or determined by Counsel as of the date of the opinion. Any alteration of the facts may adversely affect the opinion rendered. Furthermore, the opinion is based upon existing law and applicable current and proposed Treasury Regulations, current published administrative positions of the IRS contained in Revenue Rulings and Revenue Procedures, and judicial decisions, all of which are subject to change either prospectively or retroactively. Subject to the foregoing and to certain conditions set forth herein, Counsel is rendering its opinion that a substantial majority of the material tax benefits contemplated by the investment in the Trust, in the aggregate, more likely than not will be realized.

    1. PARTNERSHIP TAX STATUS. The ability of an Investor to realize tax benefits from investing in a business trust, such as this Trust, depends upon its classification as a partnership for federal income tax purposes, rather than as an association taxable as a corporation. In Rev. Rul. 88-79, 1988-2 C.B. 361, the IRS stated that the same principles applied in determining whether an entity will be treated as a corporation or a partnership will be applied in determining whether a business trust will be treated as a partnership or an association. The IRS has also issued a revenue procedure that sets out guidelines for obtaining an advance ruling from the IRS that a limited partnership will be classified as a partnership for tax purposes. Rev. Proc. 89-12, 1989-1 C.B. 798 requires, among other things, that a general partner maintain a specified minimum capital account balance and contribute a specified amount of capital as set forth in the revenue procedure.

    The Trust Advisor has not requested, and does not intend to request, a ruling from the IRS that the Trust will be classified as a partnership for federal income tax purposes. Based on the IRS's advanced ruling position on classification of a partnership for tax purposes, it is Counsel's opinion that the Trust could not receive an advanced ruling on its classification as a partnership because of requirements that the Trust Advisor maintain a specified minimum capital account balance, contribute a specific amount of capital and have and maintain a net worth based on the value of the Trust. Rev. Proc. 89-12 is not intended to define as a matter of law the requirements for classification as a partnership, and the revenue procedure specifically provides that its provisions are not intended to be substantive rules for determination of partner and partnership status and are not to be applied on audit. However, in the absence of such a ruling, there can be no assurance that the Trust will not be taxed as a corporation. The Trust will rely upon the opinion of Counsel as to its partnership tax status. Unlike a tax ruling, an opinion of Counsel represents only such Counsel's best legal judgment, and has no binding effect or official status of any kind, and no assurance can be given that the conclusions reached in said opinion would be sustained by a court if contested.

    It is the opinion of Counsel that, pursuant to existing law and Treasury Regulations (specifically Sections 301.7701-2 and 301.7701-3) and provided the Trust is organized and operated in accordance with the provisions of the Declaration of Trust, the Trust will be treated as a partnership, as defined in Sections 7701(a)(2) and 761(a) of the Code, for federal income tax purposes and will not be treated as an association taxable as a corporation.

    The Regulations provide that, in the absence of significant relevant "other factors," an unincorporated organization will be treated as a partnership for tax purposes if it has fewer than three of the following attributes: (1) continuity of life; (2) free transferability of interests; (3) limited liability; and (4) centralized management.

    Section 301.7701-2(b)(1) of the Regulations provides that if the death, insanity, bankruptcy, retirement, resignation or expulsion of any member will cause a dissolution of the organization, continuity of life does not exist.
Section 301.7701-2(b)(1) further states that if the retirement, death, or insanity of a general partner of a limited partnership causes a dissolution of the partnership, unless the remaining general partners agree to continue the partnership or unless all remaining members agree to continue

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the  partnership, continuity of life does not  exist. In Rev. Rul. 88-79 the IRS indicated that the managing shareholder of a trust will be treated as a general partner of a limited partnership making the determination as to classification of a trust as a partnership. Based on the IRS Regulations, the Trust should not be considered to have continuity of life because the Trust will generally dissolve upon the death, insanity, retirement, bankruptcy, resignation or expulsion of the Trust Advisor.

    Under Section 14.1 of the Declaration of Trust, the Trust shall be dissolved upon, among other reasons, the death, removal, dissolution, resignation, insolvency, bankruptcy, or other legal incapacity of the Trust Advisor. Section
14.2 of the Declaration of Trust provides that upon the occurrence of any event of dissolution described in Section 14.1 that the Trust will be dissolved and wound up unless the Trust Advisor and a majority of the Shareholders elect to continue the Trust or, if there is no remaining Trust Advisor, a majority of the Shareholders elect to continue the business of the Trust.

    The IRS in Rev. Proc. 92-35, 1992-1 C.B. 790 announced that it would not take the position that a limited partnership has the corporate characteristics of continuity of life if, under local law and the partnership agreement the bankruptcy or removal of a general partner causes the dissolution of the partnership. Specifically, the IRS ruled that if under local law and the partnership agreement the bankruptcy or removal of a general partner causes a dissolution of the partnership unless the remaining general partners or at least a majority in interest of all remaining partners agree to continue the partnership, the IRS will not take the position that the limited partnership has the corporate characteristics of continuity of life. Also, the IRS has issued Proposed Regulations under Section 301.7701-2(b)(1) to specifically state that a limited partnership lacks continuity of life even if dissolution of the partnership can be avoided by the remaining general partners' agreement or a majority in interest of the limited partners' and general partners' agreement to continue the partnership.

    Based on the Regulations and published positions of the IRS, the Trust should not be considered to have limited liability because, while the Trust Advisor does not have assets sufficient to satisfy the advance ruling requirements, the Trust Advisor does have substantial assets and is not serving merely as "dummy" of the Shareholders while serving as the Trust Advisor.

    Section 301.7701-2(d)(2) provides that a general partner does not have personal liability if the general partner has no substantial assets (other than its interest in the partnership) and when the general partner is merely a "dummy" acting as the agent of the limited partners. Rev. Rul. 88-79, applied the criteria under Section 301.7701-2(d)(2) to a trust in determining whether limited liability exists.

    Under Section 7701-2(d)(2) both the requisites set forth above (no substantial assets and a mere "dummy") must exist before the general partner's personal liability is ignored in determining whether the corporate characteristic of limited liability is considered to exist. No definition of "substantial assets" is given under the Regulations and while such a definition is given under Rev. Proc. 92-35, this only establishes the IRS's advance ruling position.

    The Trust Advisor has represented that it has a net worth in excess of $250,000 on the effective date of this Prospectus and that it will maintain a net worth of not less than one percent (1%) of the aggregate of all Shares sold by the Trust during the term of the Trust. Based on this representation and the representation that the Trust Advisor is not acting merely as an agent for the Shareholders, it is the opinion of counsel that personal liability exists as to the Trust Advisor and thus the Trust will not possess the corporation characteristics of limited liability. In the event that the assets of the Trust Advisor no longer are considered substantial and the Trust Advisor is considered a "dummy" under the rationale of Section 301.7701-2(d)(2) the Trust may be considered to have the corporate characteristics of limited liability.

    Also, the Trust is not expected to have free transferability of interests because any transferee of an interest in the Trust cannot be substituted as a Shareholder without the consent of the Trust Advisor, which consent the Trust Advisor can withhold in its sole discretion. Further, under Article 13 of the Trust Declaration, the Trust Advisor may not sell, assign or otherwise transfer its interest without first obtaining the consent of a majority in interest of the Shareholders, except to make an assignment as security for a

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loan  or  to  waive  or  assign compensation  or  fees  payable  to  it. Section
301.7701-2(e) of the Regulations provides that an organization has free transferability of interests only if each of its members or those members owning substantially all of the interests in the organization have the power, without the consent of other members, to substitute for themselves a person who is not a member of the organization.

    An entity is considered to have centralized management if any person (or any group of persons which does not include all the members) has continuing exclusive authority to make the management decisions necessary to the conduct of the business for which the organization was formed. Section 301.7701-2(c)(4) provides that centralized management ordinarily exists in a limited partnership if substantially all the interests in the partnership are owned by the limited partners. Rev. Rul. 88-79 indicates that the IRS will apply the same criteria in the case of a business trust whose beneficiaries own substantially all of the interests in the Trust and are not authorized to participate in management decisions.

    Because substantially all of the interests in the Trust will be owned by Shareholders who will be viewed as equivalent to limited partners and a majority in interest of those beneficiaries have the right to remove the Trust Advisor it is the opinion of Counsel that the Trust will possess the corporate characteristic of centralized management.

    Because the Trust will not have continuity of life, limited liability or free transferability, Counsel is of the opinion that the Trust will be treated as a partnership and not as associations taxable as a corporation for tax purposes.

    If the Trust were classified as an association taxable as a corporation, it would be subject to federal income tax on its taxable income at regular corporate tax rates. The Shareholders would not be entitled to take into account their distributive share of the Trust's deductions, if any, and would be subject to tax on their share of the Trust's income to the extent distributed either as dividends from current or accumulated earnings and profits or, if in excess of the tax basis of their interests, as capital gain. Classification of the Trust as an association taxable as a corporation would result in a substantial reduction in yield and after-tax Cash Flow, if any, to a Shareholder.

    2. "PUBLICLY TRADED" PARTNERSHIPS (PTP). Because the Trust will be treated as a partnership for federal income tax purposes, the provisions of Section 7704 of the Code provide rules on when certain PTPs will be treated as corporations for federal income tax purposes. There are three (3) sections of the Code that affect the taxation of PTPs. Section 7704 of the Code contains provisions that will, if applicable, tax certain "publicly traded" partnerships as corporations.
Section 469(k) of the Code provides that net income from a PTP will not be considered passive income that can offset passive losses from other activities. Income from a PTP is treated like portfolio income that cannot be used to offset losses from passive activities. Each partner who holds an interest in a PTP must treat any loss from the partnership separately from any income or loss from other PTPs. Suspended losses from a PTP may be offset only against future income of that PTP unless and until there has been a complete disposition of that PTP. Finally, Section 512(c) of the Code treats a tax exempt entity's share of gross income of PTPs as gross income derived from an unrelated trade or business that, subject to the organization's share of partnership deductions, is taxable to the tax-exempt entity.

    Section 7704(b) and Section 469(k) of the Code define the term "publicly traded partnership" to mean any partnership if (1) interests in such partnership are traded on an established securities market, or (2) interests in such partnership are readily tradable on a secondary market (or the substantial equivalent thereof). Absent actual listing of interests on an exchange or on an established secondary market, the substantial equivalent of a secondary market will be deemed to exist if the holder of an interest in a partnership has a readily available, regular and ongoing opportunity to sell or exchange such interest through a public means of obtaining or providing information of offers to buy, sell or exchange interests or buyers and sellers have the opportunity to buy, sell or exchange interests in a time frame and with regularity and continuity that the existence of a market maker would provide.

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
    Section 7704(c) of the Code provides that an entity that would otherwise be treated as a PTP under Section 7704(a) will not be treated as a PTP if more than 90% of the entity's gross income consists of qualifying income. Qualifying income is defined under Section 7704(d) as including among other types of income interest, dividends, gains from the sale or disposition of a capital asset (or property described in Section 1231(b)) held for the production of income described in subparagraphs of Paragraph 1 of Section 7704(d). However, Section 7704(c)(3) provides that the exception for a publicly traded entity having more than 90% of its gross income as qualifying income does not apply to any partnership that would be described in Section 851(a) of the Code if such partnership were a domestic corporation.

    Section 851(a) of the Code defines a "regulated investment company" as a domestic corporation that is registered under the Investment Company Act of 1940, as amended, as a management company or unit investment trust or has in effect an election under the Act to be treated as a business development company. Because the Trust will elect under the Investment Company Act of 1940, as amended, to be treated as a business development company, the exception for having over 90% of its gross income as qualifying income is not applicable.

    The IRS, in Advance Notice 88-75, 1988-2 C.B. 386 ("Notice 88-75"), lists certain types of limited, non-public transfers that will be disregarded in determining whether a partnership is publicly traded. In addition to providing for these Exempt Transfers, Notice 88-75 states that partnership interests will not be deemed "readily tradable on a secondary market (or the substantial equivalent thereof) if any of the three safe harbors provided for in that Notice is satisfied. One of these is the five percent safe harbor." It provides that a secondary market or its equivalent will not exist if the sum of the percentage interests in Trust capital or profits represented by Trust interests that are sold or otherwise transferred (including purchases by the Trust of its own interests) during the Trust's taxable year does not exceed 5.0% of the total interests in Trust capital or profits. Exempt Transfers do not count towards the 5.0% ceiling. In determining whether the Trust satisfies the 5.0% safe harbor, non-exempt privately arranged transactions and redemptions will be counted. The issuance of interests by the Trust, however, is not considered to involve
"transfers" for purposes of Notice 88-75, and such transactions are therefore not counted towards the 5.0% ceiling.

    On May 2, 1995, the IRS issued proposed regulations relating to the classification of certain publicly traded partnerships as corporations. Prior to the issuance of these proposed regulations the IRS' only guidance on when an entity would be treated as a publicly traded partnership was set forth in Notice 88-75. The IRS states in the proposed regulations that the regulations will apply to taxable years of partnerships beginning on or after the date the final regulations are published. Further, the IRS stated in the proposed regulations that the definition of readily tradeable on a secondary market or substantial equivalent thereof for purpose of Section 7704(b) will continue to apply until these regulations are effective. Further, the IRS has requested comments on whether transactional relief is necessary for partnerships that qualified for an exclusion contained in Notice 88-75 but do not qualify for an exclusion contained in the proposed regulations and, if so, the type of relief that would be appropriate.

    The proposed regulations modify the IRS' position in Notice 88-75 in several areas that could affect the Trust if the regulations become final. Specifically, in lieu of the 5% and 2% safe harbors set forth in Notice 88-75, the proposed regulations provided a more limited de minimis trading exclusion. The proposed regulations provide that interests in a partnership are not readily tradable on a substantial equivalent of a secondary market if the sum of the percentage interests in partnership capital or profits transferred during the taxable year of the partnership do not exceed 2% of the total interests in partnership capital or profits. All transfers of an interest in a partnership are taken into account for purposes of this 2% rule, except for (1) private transfers; (2) transfers pursuant to redemptions and repurchase agreements meeting certain requirements as specified in the regulations; and (3) transfers pursuant to the qualified matching service, as discussed below. The 2% rule differs from the percentage safe harbors in Notice 88-75 because the 2% rule applies only for purposes of determining whether interests in a partnership are readily tradeable on the substantial equivalent of a secondary market and not on a

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
secondary market. As a result, the 2% rule does not apply in determining whether interests are readily tradable on a secondary market and thus does not apply to partnerships with interests subject to firm quote trading.

    The proposed regulations contained a qualified matching service exclusion similar to the matching service exclusion contained in section II.D of Notice 88-75, including the limitation that the qualified matching service exclusion will not apply if the sum of the percentage interests in the partnership capital and profits exceeds 10% of the total interests in the partnership. The proposed regulations contain certain modifications to prevent a qualified matching service from operating on a secondary market or the substantial equivalent thereof. The Trust intends that should any trading of interests in the Trust occur through a qualified matching service the Trust will monitor share trading to attempt to comply with the qualified matching service provision, and further, the Trust will apply limitations on the percentage of Shares that can be validly traded under a qualified matching service under the regulations as fully adopted to insure that the interests being traded do not violate the final regulations.

    The Corporate Trustee and Trust Advisor have represented to Counsel that (i) the Trust will not list Shares for trading or otherwise encourage or condone the establishment of a market for Shares, (ii) the Corporate Trustee and Trust Advisor do not expect Shares to be readily tradeable on a secondary market, based upon their experience with affiliated limited partnerships, and (iii) the Management Board and the Trust Advisor will not consent to the assignment, redemption or other disposition of Shares if, in the opinion of Counsel to the Trust, the sum of the percentage interests in Trust capital or profits assigned, redeemed or otherwise disposed of during a Trust taxable year after such assignment, redemption or other disposition exceeds 5.0% (2.0% if the
Regulations are adopted) of the total interest in Trust capital or profits. Based upon these representations and Notice 88-75, it is the opinion of Counsel that the Trust will not be treated as "publicly traded partnership."

    Because of the uncertainty in this area and until final regulations are issued by the IRS, the Trust will adopt such restrictions as the Trustees determine appropriate to insure that the Trust is not treated as a publicly traded partnership. Until final regulations are adopted the Trust will follow the provisions of Notice 88-75 and, depending on transitional relief provided, will apply the rules adopted in the final regulations under Section 7704(b) of the Code.

    While the Trust Advisor will use its best efforts to limit the type and number of transfers of Shares to those that will allow the Trust to remain within the 5.0% (2.0% if the de minimis proposed Regulation is adopted) safe harbor, the Trust Advisor cannot guarantee that the Trust will satisfy this safe harbor during each of its taxable years. It is conceivable that transfers of Shares could occur that would cause the Trust to fall outside the safe harbor. No assurances can be offered that if the amount and type of trading in the Shares were to fall outside the safe harbor, the IRS would not claim publicly traded partnership status with respect to the Trust.

    Based upon the representation of the Trust Advisor to prohibit any transfer of Shares that would cause the Trust to fall outside the 5.0% (or the 2.0% de minimis exception) safe harbor provided in Notice 88-75 and the proposed Regulations, Counsel is of the opinion that the Trust will not be a "publicly traded partnership" within the meaning of Section 7704, and, consequently,
Section 7704 will not alter the Trust's treatment as a partnership, rather than as an association taxable as a corporation, for federal income tax purposes.

    If the Trust were treated for federal income tax purposes as a corporation, the Trust and the Shareholders would be taxed as set forth in Paragraph 1 above on Partnership Tax Status. Tax-exempt entities would, as set forth above, be subject to tax on the entity's income as unrelated trade or business income.

    3. GENERAL PRINCIPLES OF TRUST TAXATION. As set forth in Partnership Tax Status, above, under the federal tax law, a business trust is not treated as a taxable entity but rather is treated like a partnership for tax purposes and is required to file a partnership information tax return each year (Form 1065). Each Shareholder will report on that Shareholder's personal income tax return their distributive share (as

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
determined under the Declaration of Trust) of all terms of the Trust's income, gain, loss, deduction, credit and tax preferences, whether or not cash is distributed to the Shareholder. The amount of any loss currently deductible by a Shareholder will be limited to the Shareholder's adjusted basis for the Shareholder's Shares in the Trust and the "at risk" rules. A Shareholder may be subject to tax if the Trust has income or gain even though a cash distribution is not made by the Trust.

    As a general rule, the adjusted tax basis for a Shareholder in Shares of the Trust will be the Shareholder's Capital Contribution increased by his or her share of the Trust's income and gain and reduced by the Shareholder's share of Trust distributions, expenses, losses and non-deductible expenditures. A Shareholder would also be entitled to increase basis by the Trust's qualifying nonrecourse liabilities. However, it is not anticipated that the Trust will incur qualifying nonrecourse liabilities, and thus Shareholders should assume their basis in the Trust will not be increased by any Trust liabilities. Other liabilities (recourse) incurred by the Trust will not increase a Shareholder's basis in the Trust unless the Shareholder is personally liable for the repayment of the liability.

    Distributions of cash by the Trust to a Shareholder will constitute a return of capital (and not taxable income) to the Shareholder to the extent of the Shareholder's adjusted tax basis in the Shares. A return of capital will reduce a Shareholder's adjusted tax basis for the Shares in the Trust. If a Shareholder's adjusted tax basis for Shares in the Trust should be reduced to zero, the Shareholder's share of any cash distributions for any year will be taxable to the Shareholder as though it were a gain on the sale or exchange of property.

    Non-liquidating distributions of property other than cash to a Shareholder will reduce the Shareholder's interest in the basis in the Trust by an amount equal to the Trust's basis in such property provided, however, that the adjusted basis cannot be reduced below zero. A Shareholder's tax basis in property distributed will be equal to the reduction in the Shareholder's basis in his or her interest in the Trust. A reduction in a Shareholder's share of indebtedness on the Trust will be credited as a distribution of cash.

    Expenses and losses of the Trust will, subject to the Shareholder satisfying the "at-risk" rules, be deductible by a Shareholder only to the extent of the adjusted tax basis of the Shareholder in the Shares. Any loss unavailable as a current deduction because of insufficient tax basis is allowed as a deduction at the end of the first succeeding taxable year that the Shareholder's tax basis exceeds zero. (See "At-Risk Rules" under "Tax Consequences" and "Characterization of the Trust's Activities as Passive Activities or Arising from Portfolio Investments" under "Tax Consequences" Further deductions incurred by the Trust and passed through to the Shareholders are subject to Rules limiting the deduction of such as miscellaneous itemized deductions. See "Investment Expenses" under "Tax Consequences.")

    4. DISTRIBUTION OF STOCK AND STOCK RIGHTS. The Trust expects to receive distributions in the form of stock dividends or distributions that may be either common or preferred stock or other types of equities. To the extent that these distributions are made with respect to common stock held by the Trust and are pro rata by the distributing corporation to all of its shareholders, including the Trust, the receipt of such stock by the Trust should be nontaxable under
Section 305 of the Code. However, Section 305 of the Code provides very complex rules that provide that to the extent that the distributions are non-pro rata or the Trust has the right to elect to receive stock or other property from the corporation the value of the distribution will be treated as ordinary income and not as a nontaxable distribution of stock. Further, Section 305 of the Code provides that the receipt of preferred stock by some common shareholders and the receipt of common stock by other common stockholders or the distribution of preferred stock that is made to take account of a stock dividend or a stock split on a stock into which the stock is convertible will constitute ordinary income under Section 301 of the Code. In addition, the receipt of convertible preferred stock, unless shown to the satisfaction of the IRS that the distribution does not result in a disproportionate distribution to the shareholders of the corporation, will be treated as ordinary income.

    It is anticipated that the Trust will receive distributions in the form of stock or other forms of equity and that in many cases these distributions will be non-pro rata or not satisfy the requirements of

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
Section 305. The effect is that the Trust will report income to its shareholders, it will constitute ordinary income and the Trust may not have the cash available to distribute to its Shareholders to provide them with cash necessary to pay the taxes on the value of the distributions received by the Trust.

    5. INTEREST INCOME. The Trust will make investments in certain types of instruments that will result in the receipt of interest income. Interest income will represent currently taxable income to the Trust and is subject to tax at ordinary income tax rates. In some situations the Trust may acquire debt instruments that have original issue discount (OID). OID exists when the debt instrument is issued for a price that is less than its stated redemption price at maturity. The amount of the OID is the difference between the principal amount and the issue price of the instrument. OID must be reported as it accrues over the life of the debt instrument and must be reported as income even though no cash payment is received from the instrument's issuer. The receipt of OID could result in income recognition by the Shareholder with no cash being available for distribution by the Trust.

    6. AT-RISK RULES. Section 465 of the Code provides that activities engaged in as a trade or business or for the production of income are subject to the risk rules of Section 465 of the Code. Under Section 465(a) a Shareholder's deduction for that Shareholder's share of Trust expenses or losses for a tax year is limited to the amount "at risk" for such year. The term "loss" is defined as the excess of the deductions allowable for the tax year over the income received or accrued by the taxpayer during the tax year from the entity. Except as discussed below, a Shareholder is considered to be at risk on the sum of (i) amounts of money contributed to the Trust; (ii) the adjusted basis of other property contributed to the Trust, (iii) income generated by the Trust; and (iv) amounts borrowed by the Shareholder or the Trust for use in the Trust's activities where the Shareholder is personally liable for repayment. Borrowings by the Trust, whether recourse or nonrecourse, will not increase a Shareholder's amount of risk. A Shareholder will be considered to be at risk on funds borrowed only if and to the extent the Shareholder is personally liable for repayment or the borrowings are fully secured by the Shareholder's personal assets (other than the Shares in the Trust) and subject to the limitation that the funds are not borrowed from a person with an interest in the Trust or a person related to such a person.

    A Shareholder's amount at risk will be reduced by losses allowed as deductions and cash distributions made by the Trust and increased by the Shareholder's share of the Trust income. Distributions to a Shareholder will generally reduce the amount considered at risk. The "at risk" rules provide that the amount of any distribution received by a Shareholder or any other reduction in the Shareholder's amount at risk, after the amount of risk is reduced to zero, will be treated as ordinary income but only to the extent of losses previously claimed. Thus, if the Trust makes a distribution to a Shareholder that does not exceed the Shareholder's adjusted basis in the Shares in the Trust, but does exceed the Shareholder's amount at risk, the Shareholder will have ordinary income.

    If in a year a Shareholder has a loss from the Trust, the effect of Section 465(a) is to permit deduction of such loss up to the aggregate amount the Shareholder has at risk on the last day of the taxable year. If the amount at risk exceeds the loss, the amount deemed at risk in subsequent years is reduced under Section 465(b)(5) by the amount of losses claimed in previous years and increased by additional at risk amounts contributed. If the amount of loss exceeds the at risk amount, the excess loss is held in a suspense account and treated as a deduction in the first succeeding taxable year that the taxpayer is at risk. The carryover loss is then added to the deductions allowable for such year but is limited at the end of such year by the amount then at risk. Under proposed Section 1.465-2(b) of the Regulation there is no limitation on the number of years to which such deductions may be carried.

    In addition to the "at risk" rules discussed above, Section 704(d) provides that a Shareholder's distributive share of loss is allowed as a deduction only to the extent of the adjusted basis of the Shareholder at the end of the year in which the loss is incurred. If a Shareholder's distributive share of loss items exceeds the Shareholder's basis, as adjusted for Capital Contributions, distributions, the Shareholder's share of any income items and changes in the Shareholder's share of liabilities, then only

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
a portion of each loss item is allowed, based upon the portion that each bears to the total of all loss items. Excess losses that are not currently allowed may be carried forward indefinitely until such Shareholder has sufficient basis to permit the deduction.

    7. CHARACTERIZATION OF THE TRUST'S ACTIVITIES AS PASSIVE ACTIVITIES OR ARISING FROM PORTFOLIO INVESTMENTS. Section 469 of the Code limits the deductibility of losses from "passive activities" that are incurred by individuals, certain estates and trusts, personal service corporations or closely held corporations. There is no limitation on the deductibility of losses from "passive activities" for corporations taxed under Subchapter C that are not personal service or closely held corporations.

    The passive loss rules under Section 469 generally do not allow individuals to use losses and credits from "passive activities" to offset income from nonpassive activities, including wages, salaries, active business income and portfolio income such as interest, dividends, royalties or gains from disposition of assets producing "portfolio income" or held for investment.

    Passive activities include investments in entities such as business trusts, partnerships and S corporations if the entity is engaged in the active conduct of a trade or business and the investor does not materially participate in the operation or activities of the entity. The general rule is that passive losses or credits may only offset income from other passive activities unless the investor disposes of his or her entire investment in the activity each time the investor may deduct any suspended passive activity losses against nonpassive income.

    The issue whether the activities of the Trust are passive activities is whether the investment activities of the Trust constitutes a trade or business. If the activities of the Trust do not constitute a "trade or business" as defined under the Regulations under Section 469 of the Code the activities of the Trust will not be considered "passive activities." Rather, the activities will be considered as producing portfolio income and any deductions or losses attributable to such activities will be considered nonpassive activity losses.

    Section 1.469-2T(c)(3)(i) of the Treasury Regulations provides that other than income derived in the ordinary course of a trade or business that interest, royalties, dividends on C corporation stock, income from regulated investments and income produced from the disposition of the type of property described above constitutes portfolio income. The Trust, while qualifying as a small business development company, will not elect to be taxed as a regulated investment company. Thus, the issue is whether the Trust will be considered engaged in a trade or business under Section 469 of the Code in determining whether its activities constitute passive activities.

    Based on the provisions of Section 469 of the Code and the Regulations thereunder and the fact that the Trust intends to hold its investments on a long-term basis rather than engage in short-swing profit taking, the Trust intends to take the position on its tax returns that it is not engaged in a trade or business. Further, it will be the position of the Trust that any management services rendered to portfolio companies will be undertaken merely to enhance the investment return from the investment in the Portfolio Company rather than engaging in the providing of management and other services as an income generating activity. Thus, the Trust intends to take the position that it is not engaged in the active conduct of a trade or business, that the income generated from the activities will be considered portfolio income and that the losses of the Trust will not constitute passive activity losses. The result will be that interest, dividend income or net capital gains of the Trust will constitute portfolio income that cannot be used to offset losses from passive activities. Further, any deductions of the Trust will be characterized as investment expense and as such will be treated as miscellaneous itemized deductions on an individual's tax return. Miscellaneous itemized deductions may be deducted only to the extent that the deductions exceed 2% of an individual's adjusted gross income. Further, any capital losses will be subject to the limitation on capital losses provided under the Code.

    The issue of whether the Trust is or is not engaged in a trade or business is based on facts and circumstances existing at that time. While the Trust intends to characterize its activities as nonpassive in nature, the Internal Revenue Service may recharacterize such activities as a trade or business with the

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
result that a Shareholder's investment could be considered as passive activity. If the Service were to recharacterize the Trust activities as passive in nature, (i.e. the Trust is considered to be engaged in a trade or business) investors will be subject to the passive activity rules set forth above and specifically any losses incurred in the passive activity can, until the investor disposes of his or her entire investment, only be claimed as a deduction to the extent that the investor has income from other passive activities.

    8. ALLOCATIONS. Section 704 of the Code provides that a partner's distributive share of the income, gain, expense, loss, deduction or credit of a partnership is determined in accordance with the partnership agreement, unless the allocation set forth therein is without "substantial economic effect." An allocation will have substantial economic effect only if it may actually affect the dollar amount of the partners' shares of the total partnership revenue or costs independently of tax consequences. Allocations which do not affect the amounts to be distributed from a partnership generally do not have substantial economic effect. It is necessary that the allocations be reflected in the partners' capital accounts and that such capital accounts be the basis upon which distributions are made upon liquidation. The Regulation establishes relevant factors that will be considered in making a determination as to whether an allocation will be recognized for federal income tax purposes.

    Under Section 704 of the Code, a partner's distributive share of income, gain, expense, loss, deduction or credit is determined in accordance with the provisions of the partnership agreement unless the allocation set forth therein is without "substantial economic effect." Under Regulations issued by the IRS an allocation will have substantial economic effect only if it may actually affect the dollar amount of the partner's share of the total partnership revenue or costs independently of tax consequences. Allocations that do not affect the amounts to be distributed from a partnership generally do not have substantial economic effect. The Regulations issued set forth relevant factors that will be considered in determining whether an allocation will be recognized for federal tax purposes.

    These factors include, among others, (1) the presence of a business purpose for the allocation, (2) whether related items of income, gain, expense, loss, deduction or credit from the same source are subject to the same allocation, (3) whether the allocation was made without recognition of normal business factors,
(4) whether it was made only after the amount of the specially allocated item could reasonably be estimated, (5) the duration of the allocation and (6) the overall tax consequences of the allocation. These factors and possibly others may be relevant in determining whether an allocation has substantial economic effect.

    The Regulations relating to special allocations of partnership costs and revenues under Section 704(b) provide that partnership allocations have economic effect (and thus would be valid under the Code provided such effect is substantial) only if they are consistent with the underlying economic arrangements of the partners. Under the Regulations, an allocation of income, gain, expense, loss, deduction or credit (or item thereof) to a partner is considered to have economic effect if, throughout the full term of the partnership, the agreement between the parties provides:

    (1) For the determination and maintenance of the partners' capital accounts in accordance with the Regulations;

    (2) Upon liquidation of the partnership (or any partner's interest in the partnership), for liquidating distributions in all cases to be made in accordance with the positive capital account balances of the partners, as determined after taking into account all capital account adjustments for the partnership taxable year during which such liquidation occurs (other than those made pursuant to this requirement and requirement (3) below), by the end of such taxable year (or, if later, within 90 days after the date of such liquidation); and

    (3) For  a "qualified  income  offset" provision  as defined  in  Regulation
    Section 1.704-1(b)(2)(ii)(d) and a "minimum gain chargeback" provision as defined in Regulation Section 1.704-2(f).

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
    No allocation to a partner will be given effect, however, that would cause or increase a negative capital account balance for such partner in excess of that partner's share of the partnership's minimum gain. In general, a partnership has minimum gain to the extent that nonrecourse liabilities encumbering partnership properly exceed the adjusted tax basis of such property.

    Under the Declaration of Trust, a capital account is to be maintained for each Shareholder to which will be charged each item of Trust income, gain, expense, loss, deduction and credit in accordance with the rules set forth in the Regulations. Upon dissolution of the Trust, after satisfying all Trust liabilities, each Shareholder will receive a distribution in accordance with the Shareholder's positive capital account balance. In addition, the Declaration contains a "qualified income offset" provision as defined in Regulation Section 1.704-1(b)(2)(ii)(d) and a "minimum gain chargeback" provision as defined in Regulation Section 1.704-2(f).

    Regulation   Section  1.704-1(b)(2)(iii)(a)  presently   provides  that  the
economic effect of an allocation is not substantial if, at the time the allocation becomes part of the partnership agreement, (1) the after-tax economic consequences of at least one partner may, in present value terms, be enhanced compared to such consequences if the allocation were not contained in the partnership agreement, and (2) there is a strong likelihood that the after-tax economic consequences of no partner will, in present value terms, be substantially diminished compared to such consequences if the allocation were not contained in the partnership agreement. In determining the after-tax economic benefit or detriment to a partner, tax consequences that result from the interaction of the allocation with such partner's tax attributes that are unrelated to the partnership will be taken into account.

    Based on the fact that the Declaration of Trust provides that the Shareholders' capital accounts shall be maintained in accordance with the Regulations under Section 704 of the Code, that on liquidation of the Trust or a shareholder's interest in the Trust that distributions in all cases are to be made in accordance with the positive capital account balance of the Shareholder and that qualified income offset and "minimum gain chargeback" provisions are included in the Declaration of Trust, it is the Tax Counsel's opinion that the allocations set forth in the Declaration of Trust will more likely than not have the requisite substantial economic effect.

    If the allocations are not recognized, Section 704(b) requires that each Shareholder's distributive share be determined in accordance with the
Shareholder's interest in the Trust, as determined from all the facts and circumstances.

    Section 706 and the Regulations thereunder provide generally that a partner may be allocated items of partnership income and deductions only for that portion of the partnership's taxable year that the partner is a partner. Accordingly, the Trust shall allocate such items only to those Shareholders who are already admitted to the Trust at the time such expenses were incurred.

    9. DEDUCTION OF MANAGEMENT AND OTHER FEES TO THE TRUST ADVISOR. The Trust will pay fees to the Trust Advisor for management, administrative and organizational services performed for the Trust. Some of these fees and costs will be payable out of the proceeds of the offering and may be substantial in amount. The IRS may challenge some or all of the deductions for fees payable to the Trust Advisor or related parties, or any other party, and may challenge such deductions based upon the payment being excessive, based upon a recharacterization of the payment, or based upon the payment being to a Trustee or Trust Advisor in its capacity as a Shareholder rather than in some other capacity. Because such recharacterization depends on various facts and circumstances that may be viewed subjectively, Counsel can give no assurance that the IRS may not recharacterize certain fees in whole or in part. If the IRS were to recharacterize such fees, it could result in all or a portion of such fees having to be amortized over some longer period or being treated as a non-deductible capital expenditure.

    10. ORGANIZATION, SYNDICATION, AND START-UP COSTS. Legal, accounting and other similar types of expenses have been incurred in the organization of the Trust. The costs that are incident to the creation

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
of the Trust, such as legal and accounting fees for services incident to the organization of the Trust and filing fees, should be subject to classification as organizational expenses. Organization expenses will be capitalized and amortized over a 60 month period.

    Start-up expenditures include amounts paid or incurred in connection with investigating the creation or acquisition of an actual trade or business or paid or incurred in connection with any activity engaged in for profit and the production of income prior to the start of the actual trade or business. Section 195 of the Code provides that no current deduction is allowed for start-up expenditures. However, Section 195 permits the taxpayer incurring such expenditures to amortize such expenditure over a period of not less than 60 months. A substantial amount of the Trust's expenditures may be characterized as start-up expenditures with the result that the Trust will elect to amortize such expenses over a 60 month period.

    Syndication expenses are those connected with the issuing and marketing of Shares, including fees paid as commissions to brokers selling the Shares and legal, accounting and printing costs with respect to the offering, including the preparation of the Prospectus. Syndication expenses cannot be deducted, must be capitalized and are not subject to amortization.

    There can be no assurances that the IRS will not contend that some of the costs characterized as organizational and start-up by the Trust will not be deemed to be syndication costs by the IRS, thereby rendering such costs nonamortizable. Further, there can be no assurance that certain costs that the Trust seeks to claim as investment deductions may not be considered start-up costs, or organizational costs that will have to be amortized over 60 months.

    If the Trust were to acquire certain intangible property, including but not limited to, goodwill, covenants not to compete, government licenses and permits, know-how, or contract rights, in connection with the acquisition of a business, the cost associated with such rights must be amortized over a 15 year period. The amortization of these intangible properties is subject to the depreciation recapture rules on the disposition of these rights by the Trust.

    11. SECTION 754. Under Sections 734, 743, and 754, a partnership may elect to have the cost basis of its assets adjusted in the case of a sale by a partner of his interest in the partnership, the death of a partner, or the distribution of property to a partner. The affect of such an election is the transferees are treated as if they had acquired an interest in the partnership assets and upon certain distributions to its partner, the partnership is treated as though it has newly acquired an interest in the partnership assets and acquired a new cost basis on the assets. Because of the additional administrative responsibilities caused by allowing an adjustment in basis, the Trust does not intend to file an election under Section 754 of the Code to adjust the basis of the entity's assets in the case of a transfer (including death of any Shareholder) of Shares, although the Trust Advisor reserves the right to do so.

    12. METHOD OF ACCOUNTING AND TAXABLE YEAR. The Trust will utilize the accrual method of accounting and its taxable year will be the appropriate year as provided in Section 706(b). It is anticipated that this will be the calendar year. The accrual method of accounting is an acceptable method of accounting under Section 446(c) of the Code. The IRS, however, has the authority under
Section 446(b) to compute a taxpayer's taxable income under such method as the IRS determines that clearly reflects income, including the right to disallow any deduction that results in a material distortion of income. While Counsel is of the opinion that the accrual method of accounting should be recognized, it cannot express an opinion that the IRS may not attempt to reallocate deductions based on a material distortion of income test, which is based on a facts and circumstances approach.

    13. INVESTMENT INTEREST. Section 163(d) of the Code limits the deductibility of interest on funds borrowed to acquire or carry investment assets ("Investment Interest"). Investment interest incurred by a taxpayer is generally deductible only to the extent of "net investment income." Investment interest would constitute interest on debt incurred to acquire an interest in an activity that is not a passive activity and would only be deductible to the extent the Shareholder has net investment income. Net investment income is defined as the excess of investment income over investment expenses. Investment income is

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the sum of gross income from property  held for investment but does not  include net gain from the disposition of property held for investment unless the individual elects to pay tax on such net capital gain at the Shareholder's ordinary income tax rates. Investment expenses are the allowable deductions that are attributable to investment property. See "Investment Expenses" under "Tax Consequences." As a result, interest expense on borrowings to carry an investment by the Trust should constitute investment interest. Investment interest that is not allowed for any year can be carried over and deducted in a subsequent year in which there is investment income. Each Shareholder should consult with their own tax advisor as to the impact, if any, to a Shareholder because of his limitation under Section 163(d).

    Interest, if any, incurred by a Shareholder to acquire or carry Shares will be treated as investment interest and not as a passive activity expense.

    14. INVESTMENT EXPENSES. Under Section 67(a) of the Code, investment expenses incurred by individuals are deductible as itemized deductions only to the extent that such expenses, when combined with certain other miscellaneous expenses deductible under Section 212 of the Code as ordinary and necessary expenses incurred for the production of income, exceed two percent (2%) of such individual's adjusted gross income. Section 1.67-2T of Temporary Regulations under Section 67 provides that the provisions of Section 67 are applicable to partners as to items of deductions that are defined as miscellaneous itemized deductions. Under this Temporary Regulation, an individual Shareholder's allocable share of expenses of the Trust will be deductible only to the extent that such expenses, when aggregated with the individual Shareholder's other investment expenses, if any, exceed two percent (2%) of the Shareholder's adjusted gross income.

    Investment expenses may be subject to further reduction as an itemized deduction if an individual's income exceeds certain levels. An individual whose adjusted gross income exceeds a threshold amount is required to reduce the amount of allowable itemized deductions by three percent (3%) of the excess over the threshold amount. No reduction is required, however, for medical expenses, investment interest and casualty theft or wagering losses. The threshold amount for 1994 is $111,800 ($55,900 for married filed separately) and this amount is subject to adjustment each year for a cost of living adjustment. However, the reduction may never be more than eighty percent (80%) of allowable deductions. The Trust's expenses will be considered investment expenses. Depending upon a Shareholder's individual circumstances (if the total of miscellaneous deduction do not exceed 2.0% of the Shareholder's Adjusted Gross Income), a Shareholder's allocable share of such expenses could be nondeductible. In any case, such expenses would only provide a current tax benefit to a Shareholder who itemizes deductions.

    15. INTEREST RELATING TO TAX EXEMPT INCOME. Section 265(a)(2) of the Code disallows any deduction for interest on indebtedness of a taxpayer or a related person incurred to purchase or for the purpose of continuing to carry a tax exempt investment. The IRS announced in Rev. Proc. 72-18 that the prescribed purpose will be deemed to exist with respect to indebtedness incurred to finance a "portfolio investment." The revenue procedure also provides that, while a partnership's purpose in incurring indebtedness will be attributed to its general partner, a limited partnership interest will be regarded as a "portfolio investment." Thus, in the case of a Shareholder owning tax exempt obligations, it is possible that the IRS might take the position that a Shareholder's allocable portion of any Trust interest expense, or any interest expense incurred by the Shareholder to purchase or carry Shares, should be viewed as incurred by him to continue carrying tax exempt obligations, and that such Shareholder should not be allowed to deduct all or a portion of such interest. It is not known whether Rev. Proc. 72-18, if applicable, would be upheld as valid by the courts.

    16. PROFIT MOTIVE. Under Section 183 of the Code, if the Trust lacks a profit or income motive (other than tax purposes) in its operations, substantially all of a Shareholder's losses, if any, attributable to an investment in the Trust for any year would be disallowed as a deduction. In the opinion of Counsel, it is more likely than not that the Trust will be able to satisfy the profit motive requirements.

    Section 183 creates the presumption that an entity is engaged in for profit if in any three years out of five consecutive tax years the gross income from the activity exceeds the deduction attributed to the activity. If the Trust fails to produce a profit in at least three of five years the presumption will not be

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
available and the possibility increases that the IRS may successfully challenge that the Trust is not engaged in for profit. Because the test of whether an activity is engaged in for profit is based on facts and circumstances, no assurance can be provided that Section 183 may not be applied to disallow deductions taken by a Shareholder attributable to the Shares in the Trust.

    17. TAX PROCEDURES AND PENALTIES. Based on current provisions of the Code, the tax treatment of items of the Trust's income and loss will be determined at the Trust level and not at the individual level of each Shareholder. The tax return of the Trust may be subject to audit, which audit would be conducted at the Trust level. Adjustments resulting from an audit of the Trust may result in an audit of an individual Shareholder's personal returns and could result in adjustments not only to the Trust items but also adjustments to non-Trust items. A Shareholder would be liable for any interest on tax deficiencies resulting from an adjustment to the Trust's tax return. Interest due on tax deficiencies is nondeductible.

    A penalty will be assessed for each month or fraction thereof (up to a maximum of five months) that the Trust's partnership return is filed late or incomplete. The monthly penalty is $50 per Shareholder in the Trust. Section 6662 of the Code imposes a civil penalty of 20.0% of any portion of an underpayment of tax that is attributable to (1) negligence or disregard of rules or regulations, (2) a substantial understatement of income tax, (3) a substantial valuation overstatement, (4) a substantial overstatement of pension liabilities, and (5) a substantial estate or gift tax valuation understatement and valuation misstatements in connection with Section 482 transactions. Interest from the tax return filing date will accrue on this penalty where it is applied. In particular, a substantial understatement of income tax will exist if the amount of the understatement exceeds the greater of 10.0% of the correct amount of tax or $5,000 ($10,000 in the case of most corporations). The penalty will not apply to a substantial understatement with respect to an item if (i) substantial authority supported the taxpayer's treatment of such item, (ii) the relevant facts concerning the treatment of the item were adequately disclosed on the taxpayer's return, or (iii) the IRS waives the penalty where there was reasonable cause for the understatement, and the taxpayer acted in good faith. However, in the case of any item attributable to a "tax shelter," exception (i) above will be available only if, in addition to meeting the requirements of that exception, the taxpayer reasonably believed that his treatment was more likely than not the proper treatment, and exception (ii) is not available at all. The definition of "tax shelter" for this purpose includes a plan or arrangement the principal purpose of which is the avoidance or evasion of federal income tax.

    18. CAPITAL GAINS AND LOSSES. Gains or losses, if any, from the sale of securities held for investment by the Trust will be treated as long-term capital gains or losses, if such securities are held for investment by the Trust for more than one (1) year. Long-term capital gains of individuals are currently taxed at a maximum rate of twenty-eight percent (28%) with corporations currently taxed at the same rates as ordinary income. Generally, individual taxpayers can deduct capital losses against their capital gains without any limitation and can deduct, in any tax year, up to $3,000 of their excess capital losses against their ordinary income. Although excess capital losses of individual taxpayers cannot be carried back to preceding tax years, such excess can be carried forward indefinitely. Corporate taxpayers can deduct their capital losses only against their capital gains; however, their excess capital losses can be carried back three years and carried forward for five years. Capital gains derived by a Shareholder will constitute portfolio income which cannot be offset by such Shareholder's passive losses, if any. Further, subject to the holding period set forth above, any gain or loss realized on the disposition of an investment in the Trust should be a long-term capital gain or loss.

    19. ALTERNATIVE MINIMUM TAX. An individual alternative minimum tax is imposed under the Internal Revenue Code that is applicable if the alternative minimum tax, calculated as set forth below, exceeds the regular individual tax. The alternative minimum tax liability of a non-corporate taxpayer is calculated by (1) adding together the taxpayer's adjusted gross income and the taxpayer's tax preference items, (2) adding and subtracting certain other specified items, and (3) then subtracting the applicable exemption, subject to exemption being phased out completely as set forth below, of $33,750 for single taxpayers, $45,000 for married taxpayers filing joint returns or $22,500 for married taxpayers filing separate returns, estates and trusts. Married taxpayers filing separate returns must also add to that total an amount equal to the lesser of
(a)  25%  of   the  sum  determined   under  clauses  (1)   and  (2)  above   in

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
excess of $165,000 or (b) $22,500. The total amount determined in the preceding two sentences (the "Taxable Excess") is then taxed at the following rates: all taxpayers other than married individuals filing separate returns are taxed at 26% of the first $175,000 of the Taxable Excess and at 28% of any additional Taxable Excess, reduced by any applicable foreign tax credit; while married individuals filing separate returns are taxed at 26% of the first $87,500 of the Taxable Excess and at 28% of any additional Taxable Excess, reduced by any applicable foreign tax credit.

    Taxpayers pay the greater of the alternative minimum tax or the regular income tax. Generally, no tax credits (other than the foreign tax credit) are allowable against the alternative minimum tax.

    Under the Code, the exemptions listed above are phased out where alternative minimum taxable income exceeds $150,000 ($112,500 for single persons and $75,000 for estates, trusts and married persons filing separately). Among the tax preference adjustment items that could result from investing in the Trust and which would be included in determining the alternative minimum taxable income is depreciation attributable to personal property placed in service after 1986 to the extent that it exceeds the amount available under the 150% declining balance method.

    The impact  of  the alternative  minimum  tax  must be  determined  by  each individual Shareholder based upon the operations of the Trust and the Shareholder's personal tax situation. Accordingly, any prospective Shareholder should consult the Shareholder's own tax advisor to determine the tax consequences to them personally of the alternative minimum tax.

    A corporate Shareholder's liability for the alternative minimum tax is a complex computation and depends on its overall tax situation. For a corporate Shareholder with substantial tax preferences, the alternative minimum tax could materially reduce the after-tax economic benefits of an investment in the Trust. Corporate Shareholders considering an investment in the Trust should consult with its tax advisor regarding the impact of an investment in the Trust on its alternative minimum tax situation.

    20. TERMINATION OF THE TRUST. The actual or constructive termination (i.e. disposition of more than 50% of the Shares in a 12 month period or other events of dissolution set forth in the Declaration of Trust) may have important tax consequences to the Shareholders. All Shareholders must recognize their distributive shares of Trust income, gain, expense, loss, deduction or credit accrued during the Trust's tax year up until the date of termination whether or not any such items are distributed. Also, Shareholders must account for their distributive shares of gains or losses realized from the sale or other disposition of Trust assets in liquidation of the Trust.

    The Code provides that if 50% or more of the capital and profit interests in a partnership are sold or exchanged within a single 12-month period, the partnership will terminate for tax purposes. If such a termination occurs, the assets of the Trust will be deemed constructively distributed pro rata to the Shareholders and then recontributed by them to a new (for tax purposes) Trust.

    Upon the distribution of Trust assets or termination of the Trust, a Shareholder must recognize gain to the extent that money distributed to the Shareholder plus the pro rata amount, if any, of liabilities discharged exceeds the adjusted basis of the Shareholder's Shares immediately before the distribution. Assuming that a Shareholder's interest in the Trust is a capital asset, such gain will be capital gain unless Section 751 applies.

    Section 751 provides generally that a partner's gain on liquidation of a partnership will be treated as ordinary income to the extent that the partner receives or is deemed to receive less than the partner's pro rata share of certain ordinary income assets, including unrealized receivables and potential recapture of depreciation. No loss will be recognized by a Shareholder on the distribution to the Shareholder of Trust property upon the termination of the Trust unless the only such property distributed is money, unrealized receivables and inventory.

    In 1994, Congress passed legislation that would treat the distribution by a partnership to its partners of marketable securities like a cash distribution. The effect of this provision, unless the Trust could come within an exception, would be that the distribution by the Trust of marketable securities would trigger

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
gain to the Shareholder to the extent that the fair market value of the marketable securities and cash exceeds the Shareholder's adjusted basis in the Shareholder's Shares. Marketable securities means financial instruments (stocks, other equity interests, evidences of indebtedness, options) that are actively traded. Actively traded means the instrument is traded on an established financial market which would include a national securities exchange, and an interdealer quotation system sponsored by a national securities association and other similar trading systems.

    Three major exceptions to treating marketable securities like cash are provided under the new provisions, two of which may have application to the Trust. First, the Code provides that the IRS may issue regulations excepting marketable securities that were not marketable securities when obtained by the partnership. This exception could be applicable to the situation where stock is acquired in a private placement and distributed to the partner after the entity has gone public. Another exception created is that the new provisions do not apply to marketable securities distributed by an investment partnership, which has never engaged in a trade or business, to an eligible partner. An eligible partner is a partner whose only contributions to the partnership prior to the distribution consisted of money, stock in a corporation, notes, bonds, debentures, or other evidence of indebtedness and other similar type of investment type assets.

    No regulations have been issued under this recently enacted position. The Trust's holdings may or may not consist of marketable securities. If the Trust's investments in Portfolio Companies are marketable securities the Trust intends to rely on one of the above two exceptions in the event that the Trust does make a distribution of a security to its Shareholders. However, the IRS may challenge any exception claimed by the Trust with the result that the distribution of the security to a Shareholder will be treated as a taxable event with the result that a Shareholder may have a taxable event and not have received cash to pay the resulting tax obligation.

    21. CHARACTER OF GAIN OR LOSS. The sale or disposition of property by other partnerships or similar entities in which the Trust owns an interest of property used in that entity's trade or business will create gain or loss equal to the difference between the amount realized on the sale or disposition and the adjusted basis in the property. Gain realized on the sale or disposition of property that is depreciable and was held for more than one year should qualify as gain from the sale of a Section 1231 asset, except to the extent that any such gain is attributable to property subject to recapture. Each Shareholder is generally entitled to treat the Shareholder's share of Section 1231 gains and losses as long-term capital gains and losses if the Shareholder's Section 1231 gains exceed their Section 1231 losses for the year. However, net Section 1231 gains will be treated as ordinary income to the extent of unrecaptured net
Section 1231 losses of the Shareholder for the five (5) most recent prior years. If the Shareholder's share of Section 1231 losses exceeds the Shareholder's
Section 1231 gains for the taxable year, such losses will be treated as ordinary losses.

    Any gain on the sale or other disposition of equipment by a partnership or other similar entities in which the Trust holds an interest will be taxed as ordinary income under Section 1245 of the Code to the extent of all depreciation deductions previously claimed with respect to such equipment, with any excess being treated as Section 1231 gain. Similarly, gain on the sale of any buildings owned by pass through entities in which the Trust holds an interest will, under
Section 1250 of the Code, be treated as ordinary income to the extent of any depreciation taken with respect to such buildings in excess of straight-line depreciation. If buildings have been held for one year or less, all depreciation will be recaptured as ordinary income. In the case of a disposition of property in an installment sale, any ordinary income under these recapture provisions is to be recognized in the year of the disposition.

    Under Section 751 of the Code, recapture rules are applied on the disposition of Shares by a Shareholder with the result that a Shareholder will be required to treat as ordinary income the portion of any gain realized upon the disposition of the Shareholder's Shares that is attributable to property subject to depreciation recapture or certain other property which, if sold, would give rise to ordinary income. There are exceptions to the recapture rules for gifts, transfers at death, transfers in certain tax-free reorganizations, like-kind exchanges and involuntary conversions in certain circumstances.

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
    22.  INVESTMENT BY CERTAIN TYPES OF TAX EXEMPT ENTITIES.

    A. The following entities are generally exempt from federal income taxation:

       (i) trusts forming part of a stock bonus, pension, or profit sharing plan (including a Keogh plan) meeting the requirements of Section 401(a);

      (ii) trusts meeting the requirements for an Individual Retirement Account ("IRA") under Section 408(a) (referred to herein, along with trusts described in (i), as "Qualified Plans"); and

     (iii) organizations described in Section 501(c) and 501(d) (collectively "Tax Exempt Entities").

However, the exemption from income taxes does not apply to taxable income derived by Qualified Plans and Tax Exempt Entities from the conduct of a trade or business that is not substantially related to the exempt function of the entity ("unrelated business taxable income"). If an entity is subject to tax on its "unrelated business taxable income," it may also be subject to the alternative minimum tax on related tax preference items.

    The receipt of any "unrelated business taxable income" during any taxable year by a charitable remainder trust will cause all income of the trust for that year to be subject to federal income tax. An investment in the Trust by a charitable remainder trust would not ordinarily be appropriate.

    A Tax Exempt Entity is generally taxable on its unrelated trade or business taxable income only to the extent that it exceeds $1,000 for the year. If "unrelated business taxable income" is less than $1,000 per year the Tax Exempt Entity must still file a federal income tax return to claim the benefit of the $1,000 per year exemption. Fiduciaries of Tax Exempt Entities considering investing in Shares should consult their own tax advisors concerning the rules governing "unrelated business taxable income."

    Gains or losses from the sale, exchange or other disposition of property, interest income and royalty income are generally excluded from the computation of "unrelated business taxable income." "Unrelated business taxable income" includes, however, gain or loss from the sale, exchange or other disposition of property held by a dealer and "debt-financed property."

    To the extent that the Trust's income may be considered to be derived from transactions in the ordinary course of business, Tax Exempt Entities should expect that their shares of the Trust's income will constitute "unrelated business taxable income."

    B. DEBT-FINANCED PROPERTY. As set forth above, even though certain types of income, such as interest and royalties, generally may be considered passive and excluded from unrelated business income tax, such income when derived from an investment in property which is "debt-financed" can still result in income subject to taxation under Section 514 of the Code. "Debt-financed property" is defined in Section 514 of the Code as any property which is held to produce income and with respect to which there is "acquisition indebtedness." "Acquisition indebtedness" includes indebtedness incurred by a Tax Exempt Entity to acquire Shares and indebtedness incurred by the Trust. Each Tax Exempt Entity should consult with its own counsel regarding whether it may have incurred "acquisition indebtedness" to acquire Shares.

    If the Trust invests in and owns property on which there is "acquisition indebtedness," a portion of each distributive share of the Trust's taxable income (including capital gain) may constitute "unrelated business taxable income." This portion would be determined in accordance with the provisions of
Section 514 and is the portion of the distributive share that would be considered unrelated trade or business income of the Trust to a Tax Exempt Entity would be approximately equivalent to the ratio of the Trust's debt to the basis of the Trust's property. A Tax Exempt Entity that purchases Shares may be required to report such portion of its pro rata share of the Trust's taxable income as "unrelated business taxable income." In computing the "unrelated business taxable income" of a Tax Exempt Entity for this purpose, the deduction for depreciation is limited to the amount computed under the straight-line method.

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
    If the Trust were to incur "acquisition indebtedness" in its operations which is allocable to any Tax Exempt Entity, it would result in "unrelated business taxable income" to such entity.

    C. ERISA CONSIDERATIONS. In considering an investment in Shares, a fiduciary of a Qualified Plan should consider (i) whether the investment is in accordance with the documents and instruments governing the Qualified Plan; (ii) whether the investment satisfies the diversification requirements of Section 404(a)(1)(C) of the Employee Retirement Income Security Act of 1974 ("ERISA"), if applicable; (iii) the fact that the investment may result in "unrelated business taxable income" to the Qualified Plan; (iv) whether the investment provides sufficient liquidity; (v) the need to value the assets of the Qualified Plan annually; and (vi) whether the investment is prudent.

    ERISA generally requires that the assets of Qualified Plans be held in trust and that the trustee, or a duly authorized investment manager (within the meaning of Section 3(38) of ERISA), have exclusive authority and discretion to manage and control the assets of the plan. ERISA also imposes certain duties on persons who are fiduciaries of employee benefit plans subject to ERISA and prohibits certain transactions between an employee benefit plan and the parties in interest with respect to such plan (including fiduciaries). Under the Code, similar prohibitions apply to all Qualified Plans, including IRAs and Keogh plans covering only self-employed individuals which are not subject to ERISA. Under ERISA and the Code, any person who exercises any authority or control respecting the management or disposition of the assets of a Qualified Plan is considered to be a fiduciary of such Qualified Plan.

    Furthermore, ERISA and the Code prohibit "parties in interest" (including fiduciaries) of a Qualified Plan from engaging in various acts of self-dealing such as dealing with the assets of a Qualified Plan for his own account or his own interest. To prevent a possible violation of these self-dealing rules, neither the Trust Advisor nor its Affiliates will purchase Shares with assets of any Qualified Plan (including a Keogh plan or IRA) if they (i) have investment discretion with respect to such assets or (ii) regularly give individualized investment advice which serves as the primary basis for the investment decisions with respect to such assets.

    If the assets of the Trust were deemed to be "plan assets" under ERISA, (i) the prudence standards and other provisions of Title 1 of ERISA applicable to investments by Qualified Plans and their fiduciaries would extend (as to all plan fiduciaries) to investments made by the Trust and (ii) certain transactions that the Trust might seek to enter into might constitute "prohibited transactions" under ERISA and the Code.

    On November 13, 1986, the Department of Labor published a final regulation concerning the definition of what constitutes the assets of a Qualified Plan with respect to its investment in another entity (the "ERISA Regulation").
Section 2510.3-101(a)(2) of the ERISA Regulation provides as follows:

       Generally, when a plan invests in another entity, the plan's assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity. However, in the case of a plan's investment in an equity interest of an entity that is neither a publicly-offered security nor a security issued by an investment company registered under the Investment Company Act of 1940 its assets include both the equity interest and an undivided interest in each of the underlying assets of the entity, unless it is established that --

       (i) The entity is an operating company, or

       (ii) Equity participation in the entity by benefit plan investors is not significant.

    Under Section 2510.3-101(f)(1) of the ERISA Regulation, equity participation in an entity by Qualified Plans is "significant" on any date if, immediately after the most recent acquisition of any equity interest in an entity, 25% or more of the value of any class of equity interests in the entity is held by Qualified Plans.

    Unless another exemption under the ERISA Regulation is available, the Trust Advisor will not admit any Qualified Plan as a Shareholder or consent to an assignment of Shares if such admission or

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assignment will cause  25% or  more of the  value of  all Shares to  be held  by
Qualified Plans. Accordingly, the assets of a Qualified Plan investing in the Trust should not, solely by reason of such investment, include any of the underlying assets of the Trust.

    The other exemption under the ERISA Regulation that might become available is the "venture capital operating company" exemption. Under the ERISA Regulation, when a Qualified Plan invests in another entity and such entity is a venture capital operating company, the plan's assets include its investment, but do not, solely by reason of such investment, include any of the underlying assets of the entity. If at least 50% of the assets of an entity (excluding short-term investments pending long-term commitment) are invested in "venture capital investments," during certain relevant periods, the entity will be considered a "venture capital operating company". For this purpose, a "venture capital investment" is an interest or investment in an operating company as to which the entity has or obtains management rights. Under the ERISA Regulation, an "operating company" is an entity that is primarily engaged, directly or through a majority owned subsidiary or subsidiaries, in the production or sale of a product or service other than the investment of capital. In a recent advisory opinion, the Department of Labor has taken the position that an entity may only be a "venture capital operating company" starting on the day it makes its first "venture capital investment." If this position were to be adopted by the courts, the Trust would not qualify as a "venture capital operating company" until 50% of its assets (excluding short-term investments pending long-term commitment) have been used to purchase interests in projects that constitute "venture capital interests." Consequently, counsel to the Trust is unable to conclude that the assets of a Qualified Plan will not include the assets of the Trust during any period during which the 50% test is not met.

    Each fiduciary of a Qualified Plan (and any other person subject to ERISA) should consult his tax advisor and counsel regarding the effect of the plan asset rules on an investment in the Trust by a Qualified Plan.

    23. PARTNERSHIP REGISTRATION AS A TAX SHELTER WITH THE INTERNAL REVENUE SERVICE. The Internal Revenue Service requires the person principally responsible for organizing certain defined investments (the Trust Advisor) to register such an investment with the Service if, as of the close of any of the first five taxable years of the investment, such investment (i) satisfies a certain computed ratio of aggregate deductions and credits to cash invested for any Investment and (ii) is expected to reduce the then cumulative tax liability of any Investor. Based on the Forecasted financial Statement projections, the deductions available from the Trust that will be available to offset Trust income are not expected to exceed the ratio established for registration as a tax shelter. Accordingly, the Trust Advisor has not applied for a tax shelter registration number. Should it be subsequently determined based on revised projections that the ratio of aggregate deductions to an Investor's investment exceeds the Internal Revenue Service's established level (2 to 1), application for a tax shelter registration number will have to be made and will be provided to Investors.

    The Trust will also retain a list of all Investors in the Trust pursuant to Internal Revenue Service regulations.

    24. STATE INCOME TAX CONSEQUENCES. In addition to the federal income tax consequences described above, prospective Shareholders should consider potential state and local tax consequences of an investment in the Trust. The Trust itself may be subject to state income taxes in states in which the Trust owns assets or is engaged in business. Moreover, a Shareholder's share of Net Income or Net Loss attributable to the Shareholder's investment in the Trust generally will be required to be included in determining his reportable income for state or local tax purposes in the jurisdiction in which the Shareholder is a resident. In addition, certain other states in which the Trust owns assets or makes investments may impose a tax on non-resident Shareholders determined with reference to their pro rata shares of income derived from such state. To the extent that a nonresident Shareholder pays tax to a state by virtue of assets or business interests owned within that state, the Shareholder may be entitled to a deduction or credit against tax owed to his state of residence with respect to the same income. In sum, a Shareholder may be subject to income, estate or inheritance tax, or both, and may be required to file

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tax  returns in states and localities where the Trust's assets are held, as well as in the state or locality of his residence. It is possible that some states or localities where the assets or business interests will be located will require that the Trust withhold state or local taxes on the income allocated (or distributions made) to Trust. The Trust is authorized to withhold from amounts otherwise distributed to Shareholders such amounts as the Trustees determine is necessary or appropriate to satisfy the Trust's state or local tax obligations.

    Shareholders should consult their own tax advisors as to the state and local tax consequences of an investment in the Trust. No opinion has been or will be rendered by Counsel on matters of state or local tax law.

    25. TAX CONSIDERATIONS FOR NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. The federal income taxation of nonresident alien individuals and foreign corporations is a highly complex matter which may be affected by applicable tax treaties and other considerations. Therefore, nonresident alien individuals or foreign corporations should consult their tax advisers as to the advisability of investing in Shares and with respect to the following tax information.

    While it is not entirely free from doubt, it is likely that the Trust will not be engaged in a trade or business within the United States and, therefore, that a foreign investor will not be engaged in a U.S. trade or business (nor have a permanent establishment in the U.S.) by reason of ownership of Shares. If a foreign investor is not engaged in a U.S. trade or business (and does not have a permanent establishment in the U.S.), such investor's share of certain items of Trust ordinary income will be subject to a 30% withholding tax (subject to reduction or elimination by provisions in applicable tax treaties). Sections 871(h) and 881(c), with certain exceptions, exempt from the withholding tax certain interest on portfolio debt instruments which includes, INTER ALIA, interest paid on a registered debt obligation issued after July 18, 1984. The Code does not contain a similar exemption for U.S. source dividends.

    If a foreign investor's share of Trust capital gain and capital gain from the disposition of his Shares is not effectively connected with his conduct of a U.S. trade or business, is U.S.-source capital gain and is derived by an individual foreign investor who was physically present in the U.S. for an aggregate of 183 days or more during the taxable year, the gain, net of the investor's U.S.-source capital losses, will be subject to a flat 30% withholding tax (subject to reduction or elimination by provisions in applicable tax treaties). If such gain is not effectively connected with the foreign investor's conduct of a U.S. trade or business and the foreign investor was not physically present in the U.S. for 183 days or more during the taxable year, such gain will not be subject to tax in the U.S.

    If the Trust's anticipated activities cause a foreign investor who acquires shares to be engaged in a trade or business within the U.S., and to have a permanent establishment in the U.S. for the purposes of any applicable income tax treaty, Trust income derived by a foreign investor engaged in a trade or business in the U.S. (or having a permanent establishment in the U.S.) will constitute income "effectively connected" with the conduct of such trade or business (or income attributable to such permanent establishment). Consequently, such an investor will be required to file U.S. income tax returns and will be subject to U.S. income tax on his share of income from the Trust at the same rates applicable to a U.S. resident individual or corporation. In determining taxable income from the Trust, the investor will be permitted the same deductions allowed a U.S. resident individual or corporation. However, a prerequisite to receiving the benefit of the deductions is the filing of a true and accurate U.S. income tax return. Additionally, any Trust losses allocated to a foreign investor will not be deductible from his U.S.-source income that is not effectively connected with a U.S. trade or business (or permanent establishment in the U.S.). Under the circumstances described in this paragraph, a foreign investor's distributive share of capital gains of the Trust will normally be subject to U.S. tax at capital gain rates.

    If a foreign investor who engages in a U.S. trade or business (or had a permanent establishment in the U.S.) by reason of his investment in Shares sells his Shares, he will be subject to a tax in the same manner as a U.S. investor. Additionally, foreign investors may be subject to federal and state estate and gift taxes and to the alternative minimum tax.

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
    If a foreign investor is subject to U.S. income tax on his share of income from the Trust at regular U.S. rates and is required to file U.S. income tax returns as described above, such foreign investor's share of Trust taxable income (including capital gains) is not subject to the 30% withholding tax described above, provided that the foreign investor completes and files in duplicate with the Trust IRS Form 4224 ("Exemption from Withholding of Tax on Income Effectively Connected with the Conduct of a Trade or Business in the United States"). Such form must be filed with the Trust prior to the acceptance by the Managing Shareholder of the subscription of such foreign investor, and annually thereafter for each fiscal year of the Trust in which the foreign investor is a Shareholder. Pursuant to the Subscription Agreement which is attached to his Prospectus as Exhibit B, foreign investors provide the Managing Shareholder with the right to sell their Shares if the Trust does not receive a completed Form 4224 for any year.

    The Trust is required to withhold an amount equal to a foreign Shareholder's allocable share of the Trust's income that is effectively connected with the conduct of a U.S. trade or business multiplied by the foreign Shareholder's "applicable percentage." A foreign Shareholder's applicable percentage is equal to the highest appropriate tax rate. That rate is currently 39.6% for individuals and 35% for corporations. Distributions subject to this withholding tax will not be subject to the 30% withholding tax discussed above. Any amount of tax withheld under this provision will be treated as a credit against the foreign Shareholder's tax liability and will be treated as a distribution to the foreign Shareholder on the last day of the Trust's taxable year.

    Foreign investors should consult their own tax advisors about whether they will be treated as being engaged in a U.S. trade or business (or having a permanent establishment in the U.S.), whether gain from the sale of Shares is effectively connected with their conduct of a U.S. trade or business (or permanent establishment in the U.S.), the U.S. tax consequences relating to an investment in the Trust in their own particular circumstances and about the tax consequences to such foreign investors in their country of residence.

                                   REGULATION

    The Trust has elected to be treated as a business development company under the Investment Company Act. As a business development company, the Trust will be subject to certain provisions of the Investment Company Act, and certain of its proposed operations will be subject to review by the Commission. The Trust may not withdraw its election without first obtaining the approval of a majority of its outstanding voting securities. Generally, to be eligible to elect business development company status, a company must engage in the business of furnishing capital and offering significant managerial assistance to Eligible Portfolio Companies that do not have ready access to capital through conventional financial channels.

    A business development company is a closed-end company that must (i) be a domestic company; (ii) have registered a class of its securities or have filed a registration statement with the Commission pursuant to Section 12 of the Exchange Act, as amended; (iii) operate for the purpose of investing in the securities of certain types of Eligible Portfolio Companies; (iv) offer to extend or make available significant managerial assistance to such Eligible Portfolio Companies; (v) have a majority of directors who are not "interested persons" (as defined in the Investment Company Act); and (vi) file (or, under certain circumstances, intend to file) a proper notice of election with the Commission.

    As a business development company, the Trust will also be subject to the provisions of the Investment Advisers Act (the "Advisors Act"). The Advisors Act generally prohibits investment advisers from entering into investment advisory contracts with an investment company that provide for compensation to the investment adviser on the basis of a share of capital gains upon or capital appreciation of the funds or any portion of the funds of the investment company. In 1980, Congress enacted the Small Business Investment Incentive Act of 1980 which added provisions to the Investment Advisers Act permitting the payment of compensation based on capital gains in an investment advisory contract between an investment adviser and a business development company. The Trust has entered into a

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Management Agreement with Berthel  Fisher & Company  Planning, Inc. (the  "Trust
Advisor") that provides for incentive compensation to the Trust Advisor based on the capital appreciation of the Trust's investments.

    The Small Business Investment Incentive Act of 1980 also added provisions of the Investment Company Act that apply to business development companies. The following is a brief description of the Investment Company Act, as modified by the Small Business Investment Incentive Act of 1980, and is qualified in its entirety by reference to the full text of the Investment Company Act and the rules thereunder.

    An Eligible Portfolio Company generally is a company that (i) is organized under the laws of, and has its principal place of business in, any state or states, (ii) is not an investment company (except for wholly owned small business investment corporations licensed by the Small Business Administration ("SBICs")) and (iii)(a) does not have a class of securities registered on an exchange or included in the Federal Reserve Board's over-the-counter margin list, (b) is actively controlled by the business development company acting either alone or as part of a group acting together and an Affiliate of the business development company is a member of the Portfolio Company's board of directors or (c) meets such other criteria as may be established by the SEC. Control is presumed to exist where the business development company owns more than 25% of the outstanding voting securities of an Eligible Portfolio Company.

    "Making available significant managerial assistance" is defined under the Investment Company Act to mean (1) any arrangement whereby a business development company, through its directors, officers, employees or general partners, offers to provide and, if accepted, does provide significant guidance and counsel concerning the management, operations or business objectives or policies of a Portfolio Company, (2) the exercise of a controlling influence over the management or policies of a Portfolio Company by the business development company acting individually or as part of a group of which the business development company is a member acting together which controls such company, or (3) with respect to SBICs, the making of loans to a Portfolio Company. A business development company may satisfy the requirements of clause
(1) with respect to any particular Portfolio Company by purchasing securities of such Portfolio Company in conjunction with one or more other persons acting together, if at least one of the persons in the group makes available significant managerial assistance to such Portfolio Company, except that such requirement will not be deemed to be satisfied if the business development company, in all cases, makes available significant managerial assistance solely in the manner described in this sentence. A business development company need only extend significant managerial assistance with respect to Portfolio Companies that are treated as qualifying assets (as defined below) for the purpose of satisfying the 70% test discussed below.

    The Investment Company Act prohibits or restricts the Trust from investing in certain types of companies. Moreover, the Investment Company Act requires the Trust to acquire only "qualifying assets" and certain assets necessary for its operations (such as office furniture, equipment and facilities) if, at the time of the acquisition of such qualifying assets, less than 70% of the value of the Trust's total assets consists of qualifying assets. Qualifying assets include:
(i) privately acquired securities of companies that are Eligible Portfolio Companies at the time the business development company acquires their securities; (ii) securities of bankrupt or insolvent companies; (iii) securities of Eligible Portfolio Companies controlled by a business development company;
(iv) securities received in exchange for or distributed in or with respect to any of the foregoing; and (v) cash items, government securities and high-quality short-term debt. The Investment Company Act also places restrictions on the nature of the transactions in which, and the persons from whom, securities can be purchased in order for the securities to be considered qualifying assets. Such restrictions include limiting purchases to transactions not involving a public offering and the requirement that securities be acquired directly from either the Portfolio Company or its officers, directors or Affiliates. The Trust expects that its investments in Portfolios Companies will be Qualifying Assets under the Investment Company Act. The Trust may not purchase any security on margin, except such short-term credits as are necessary for the clearance of portfolio transactions, or engage in short sales of securities.

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
    The Trust may invest up to 30% of its assets in securities that generally are not qualifying assets; however, the Trust intends to retain maximum flexibility in connection with its investments and, therefore, does not have a policy as to the minimum percentage of its assets that will be so invested. The foregoing is not a fundamental policy of the Trust and may be changed under the Investment Company Act without Shareholder approval.

    The provisions of the Investment Company Act set forth above may prevent the Trust from purchasing Enhanced Yield Investments that are suitable for investment but which are either not qualifying assets or are not issued by an Eligible Portfolio Company to which the Trust is in a position to make available significant managerial assistance. A proposed investment may not be made either because the Trust is prohibited from investing in it or because the Trust Advisor believes it is inadvisable to use up the Trust's flexibility to make investments in assets that are not qualifying assets. The Trust, together with an investor group, may from time to time choose to seek control of a Portfolio Company as a means of satisfying the Eligible Portfolio Company requirement and the significant managerial assistance requirement. However, the Trust may not be able to obtain control of certain prospective Portfolio Companies. The inability of the Trust to obtain control reduces the number of potential issuers in which the Trust could invest and may make it more difficult to find suitable investments and cause the Trust to maintain more assets in Temporary Investments for a longer period of time than if it obtained control.

    The Trust is permitted by the Investment Company Act, under specified conditions, to issue multiple classes of senior debt and a single class of shareholders' interests senior to the Shares if its asset coverage, as defined in the Investment Company Act, is at least 200% after the issuance of the debt or the senior shareholders' interests. In addition, provision must be made to prohibit any distribution to Shareholders or the repurchase of any Shares unless the asset coverage ratio is at least 200% at the time of the distribution or repurchase.

    The Investment Company Act limits the ability of the Trust to sell Shares at a price representing proceeds to the Trust of an amount less than the then net asset value per Share. Shares in the Trust will be sold at a price to the public of $1,000, less any applicable discount in selling commissions (such as volume discounts). The price to the public will be adjusted if at any Closing during the Offering the value of a Share, based upon the Trust's net asset value plus applicable selling commissions, does not closely approximately $1,000 per Share due to a change in the value of the Trust investments. This Prospectus will be supplemented to reflect any such change in the price to the public. Any sale of a Share at a price that represents proceeds to the Trust other than an amount equal to or greater than the net asset value of a Share may be made only if (i) the Management Board (including a majority of the Independent Trustees) have determined that such sale would be in the best interests of the Trust and its Shareholders and (ii) the Management Board (including the Independent Trustees), in consultation with the Dealer Manager, have determined in good faith that the sales price closely approximates the market value of such Shares, less any selling commission or discount. The Trust does not intend to adjust the purchase price of Shares if the net asset value drops below $1,000 per Share.

    After the Offering, the Trust may sell its securities at a price that is below the prevailing net asset value per Share only upon the approval of the policy by Shareholders holding a majority of the Shares issued by the Trust, including a majority of Shares held by nonaffiliated Shareholders.

    Many of the transactions involving the Trust and its Affiliates (as well as Affiliates of such Affiliates) that were prohibited without the prior approval of the SEC under the Investment Company Act prior to its amendment by the Small Business Investment Incentive Act of 1980 now require the prior approval of a majority of the Independent Trustees and a majority of the Independent Trustees having no financial interest in the transactions. However, certain transactions involving closely affiliated persons of the Trust, including the Trust Advisor, still require the prior approval of the SEC. In general (a) any person who owns, controls or holds with power to vote more than 5% of the outstanding Shares, (b) any director, executive officer or general partner of such person and (c) any person who directly or indirectly controls, is controlled by or is under common control with such person, must obtain the prior approval of a majority of the Independent Trustees and, in some situations, the prior approval of the SEC, before

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engaging in certain transactions involving  the Trust or any company  controlled by the Trust. In accordance with the Investment Company Act, a majority of the Trustees must be persons who are not "interested persons" as defined in such act. See "Independent Trustees" under "Management Arrangements." Except for certain transactions that must be approved by the Independent Trustees, the Investment Company Act generally does not restrict transactions between the Trust and its Portfolio Companies.

    The Exchange Act and the Investment Company Act impose certain reporting and other obligations and restrictions on any entity which directly or indirectly acquires, owns, controls or holds with power to vote certain specified percentages (generally 5% or more) of the equity or voting securities of another entity. For purposes of determining whether the Trust indirectly owns, controls or holds with power to vote any specified percentage or amount of the outstanding voting securities of one of the Trust's Portfolio Companies, the amount of such voting securities the Trust owns will, to the extent required by such acts and the rules and regulations thereunder, be aggregated with the amount of such voting securities, if any, owned by the Trust Advisor and their Affiliates.

                                 LEGAL MATTERS

    The validity of the Shares offered hereby will be passed on for the Trust by Bradley & Riley, P.C., Cedar Rapids, Iowa. Bradley & Riley, P.C. also serves as counsel to the Trust Advisor and the Dealer Manager.

                                    EXPERTS

    The statement of assets and liabilities as of April 19, 1995, appearing in the Prospectus and Registration Statement have been audited by Ernst & Young LLP, 222 Third Avenue, S.E., Cedar Rapids, Iowa, 52401, independent auditors, as set forth in their reports thereon appearing elsewhere herein and in the Registration Statement, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

                             ADDITIONAL INFORMATION

    A registration Statement under the Securities Act has been filed with the SEC, Washington, D.C., with respect to the securities offered hereby. This Prospectus does not contain all the information set forth in the Registration Statement, certain parts of which are omitted in accordance with the rules and regulations of the SEC. For further information pertaining to the securities offered hereby, reference is made to the Registration Statement, as amended, including the exhibits filed as a part thereof. Copies of the Registration Statement may be obtained from the SEC in Washington, D.C., upon payment of the fees prescribed therefor and may be examined at such office without charge.

                               GLOSSARY OF TERMS

    As used in this Prospectus, the following definitions of terms are applicable:

    "Acquisition Expenses" means expenses, including but not limited to legal fees and expenses, travel and communication expenses, costs of appraisals, non-refundable option payments on assets not acquired, accounting fees and expenses, and miscellaneous expenses relating to the purchase or acquisition of assets, whether or not acquired.

    "Acquisition Fees" means the total of all fees and commissions paid by any party in connection with the initial purchase or acquisition of assets by the Trust. Included in the computation of such fees or commissions shall be any commission, finders fee, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

    "Affiliate" of any person includes any of the following:

    (a) Any person directly or indirectly owning, controlling, or holding with power to vote five percent (5%) or more of the outstanding voting securities of such other person.

    (b) Any person five percent (5%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other person.

    (c) Any person directly or indirectly controlling, controlled by, or under common control with such other person.

    (d) Any  executive  officer,   director,  trustee,  partner,  copartner,  or
employee of such other person.

    (e) Any legal entity for which such person acts as an executive officer, director, trustee, or partner.

    (f) If such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof.

    (g) If such other person is an unincorporated investment company not having a board of directors, the depositor thereof.

    "Available Capital" means gross proceeds from the sale of Shares less all Organizational and Offering Expenses and compensation paid out of such proceeds together with funds available to the Trust from other sources that are available to the Trust to make Enhanced Yield Investments.

    "Berthel Growth & Income Trust I" means the Trust.

    "Bridge Investments" are interim debt investments that generally have an expected maturity of twelve months or less. Bridge Investments may include secured debt, senior debt, subordinated debt and other types of debt instruments, and may also include preferred stock and other equity rights to enhance yield.

    "Capital Contributions" means the aggregate capital contributions of the Investors accepted by the Trust in payment of the purchase price of one or more Shares (inclusive of the amount of any discount or any fee or other compensation waived by the Trust, the Trust Advisor or the Dealer Manager) plus any amounts contributed by the Trust Advisor pursuant to Section 14.7 of the Declaration of Trust.

    "Cash Available For Distribution" means Cash Flow plus cash funds available for distribution from reserves less amounts set aside for restoration or creation of reserves. Cash Available For Distribution shall not include realized gains from Portfolio Companies or other investments of the Trust, invested funds returned to the Trust, or principal payments received by the Trust in repayment of loans made by the Trust.

    "Cash Flow" means cash funds provided from operations, without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements. Cash withdrawn from reserves is not Cash Flow.

    "Cash Revenues" means gross cash funds provided from operation of the Trust, including, without limitation, the following: all interest earned and paid to the Trust; all cash dividends earned and paid to the Trust; and all fees earned and paid to the Trust. Cash Revenues shall not include realized gains from Portfolio Companies or other investments of the Trust, invested funds returned to the Trust, or principal payments received by the Trust in repayment of loans made by the Trust.

    "Closing" means the Initial Closing, any other subsequent Closing and the Final Closing, when the Trust will accept subscriptions and cash from Investors and issue Shares to Investors.

    "Code" means the Internal Revenue Code of 1986.

    "Controlling Person" includes, but is not limited to, all persons, whatever their titles, who perform functions for the Sponsor similar to those of: (a) chairman or member of the board of directors; (b) executive officers; and (c) those holding ten percent (10%) or more equity interest in the Sponsor or a person having the power to direct or cause the direction of the Sponsor, whether through the ownership of voting securities, by contract, or otherwise.

    "Corporate Trustee" means TJB Capital Management, Inc., or its successors as Corporate Trustee.

    "Dealer Manager" means Berthel Fisher & Company Financial Services, Inc.

    "Declaration of Trust" means the trust document that established the Trust. The Declaration of Trust is attached to the Prospectus as Exhibit A.

    "Enhanced  Yield   Investments"   are  Mezzanine   Investments   and   Other
Investments.

    "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

    "Exchange Act" means the Securities Exchange Act of 1934.

    "Final Closing" means the last Closing of the sale of the Shares.

    "Follow-On Investments" are additional investments that "follow" the Trust's initial investment in a Portfolio Company, whether the initial investment was a Mezzanine Investment or an Other Investment. A Follow-On Investment may be classified either as a Mezzanine Investment or as an Other Investment. A Follow-On Investment in a particular Portfolio Company will not necessarily be or remain classified in the same category that the initial investment in that Portfolio Company was classified.

    "Front End Fees" means fees and expenses paid by any party for any services rendered to organize the Trust and to acquire assets for the Trust, including Organizational and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Sponsor.

    "Guidelines" means investment criteria established by the Trust that govern the investments it will seek and acquire.

    "High Yield Debt Investments" are secured or unsecured debt securities that have current yields greater than normally available from a bank, and that have no associated equity rights, equity investment or Mezzanine Investment.

    "Independent Expert" means a person with no material current or prior business or personal relationship with the Sponsor who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Trust, and who is qualified to perform such work.

    "Independent Trustees" are Henry T. Madden and Henry Royer, both of whom are individuals who are not "interested persons" of the Trust as defined in the Investment Company Act, and their successors in such capacity.

    "Investment in Trust Assets" means the amount of Capital Contributions actually paid or allocated to the purchase or development of assets acquired by the Trust (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent (3%) shall not be included) and other cash payments such as interest and taxes, but excluding Front-End Fees.

    "Initial Closing" means the Closing held when subscriptions for the minimum number of Shares have been received and accepted, and the proceeds of such subscriptions have been received by the Trust.

    "Interim Investment Period" means the period ending with the later of two years from the date of effectiveness of this Prospectus or one year from termination of the offering.

    "Investment Company Act" means the Investment Company Act of 1940, as amended.

    "Investment Period" means the 60 month period following the date of the Final Closing.

    "Investment Set-up Fee" means the fee paid by the Trust to the Corporate Trustee for services related to establishing the Trust. The Investment Set-up Fee is equal to .5% of the aggregate purchase price of the Shares. Because the Investment Set-up Fee will be paid to an Affiliate of the Dealer Manager, the Investment Set-up Fee may be considered to be compensation to the Dealer Manager.

    "Investors" are persons who subscribe for Shares.

    "IRA" means Individual Retirement Accounts.

    "IRS" means the Internal Revenue Service.

    "Managed Companies" are Portfolio Companies to which the Management Board, the Trust Advisor, an Affiliate of the Management Board or Trust Advisor, or a member of a group investing in such a company in a transaction in which the Trust also participates as an investor in the group, will offer to provide, and if accepted, will provide significant managerial assistance after the consummation of the acquisition.

    "Management Agreement" means the contract between the Trust and the Trust Advisor that describes the services to be provided by the Trust Advisor to the Trust in consideration of the Management Fee.

    "Management Board"  consists  of  the  Trust  Advisor  and  the  Independent
Trustees.

    "Management Fee" means the annual fee paid to the Trust Advisor for services performed under the Management Agreement in an amount equal to 2.5% of the total assets of the Trust.

    "Managing Person" means any of the following: (a) Trust officers, agents, or Affiliates, the Trust Advisor, the Trustees, or Affiliates of the Trust Advisor or a Trustee and (b) any directors, officers or agents of any organizations named in (a) above when acting for a Trustee, the Trust Advisor or any of their Affiliates on behalf of the Trust.

    "Mezzanine Investments" are investments that are designed to yield a projected return over the life of the investment that is higher than secured debt financing, but lower than equity financing. Mezzanine Investments represent a layer of corporate financing between equity and senior debt. Senior debt is typically provided by financial institutions on a secured basis.

    "NASD" means the National Association of Securities Dealers, Inc.

    "Non-Managed Companies" are Portfolio Companies to which the Trust Advisor the Management Board or their Affiliates do not offer significant managerial assistance.

    "Organizational and Offering Expenses" means all expenses incurred by and to be paid from the assets of the Trust in connection with and in preparing the Trust for registration and subsequently offering and distributing Shares to the public including, but not limited to, total underwriting and brokerage discounts and commissions (but not including fees of the underwriter's attorneys), the Wholesale Marketing Fee, the Investment Set-up Fee, expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of its securities under Federal and State laws, including taxes and fees, accountants' and attorneys' fees.

    "Other Investments" are securities invested in by the Trust that are not Mezzanine Investments. Other Investments will include (1) High Yield Debt Investments, (2) Venture Investments, (3) Bridge Investments and (4) Publicly Traded Securities.

    "Payout" occurs when each Shareholder has received distributions equaling 100% of all of their original investment plus the Priority Return plus the Underwriting Return.

    "Portfolio   Companies"  are  companies,   either  Managed  or  Non-Managed,
securities of which are acquired by the Trust as Investments.

    "Priority Return" means the amount equal to a return of 8% per annum simple interest (non-compounded) computed from the Final Closing on the declining balance of the amount invested in the Trust (without regard to or reduction for discounts) by each Shareholder. The Priority Return will cease when the amount originally invested by the Shareholders has been returned. For purposes of calculating the Priority Return, the amount originally invested in the Trust by Shareholders (Capital Contributions) shall be reduced by distributions of cash to Shareholders in excess of the Priority Return, and by other distributions that result in the return of capital to Shareholders.

    "Publicly Traded Securities" are securities that are traded on a public market.

    "Qualified Plan" means any pension, profit-sharing or stock bonus plan, including Keogh plans and IRA's.

    "Quantitative Factors" are factors included in the Guidelines established by the Trust, and include (1) portfolio concentration limits, (2) restrictions regarding investments in Managed and Non-Managed Companies, (3) restrictions regarding investments in companies involving Affiliates and (4) restrictions required by regulations.

    "Registrant" means Berthel Growth & Income Trust I.

    "Roll-Up" means a transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Trust and the issuance of securities of a Roll-Up Entity. Such term does not include:

    (a) a transaction involving securities of the Trust that have been for at least twelve (12) months listed on a national exchange or that are traded through the National Association of Securities Dealers Automated Quotation -- National Market System; or

    (b) a transaction involving the reorganization to corporate, trust or association form of only the Trust if, as a consequence of the proposed reorganization, there will be no significant adverse change in any of the following:

           (i) Shareholder's voting rights;

          (ii) the term of existence of the Trust;

         (iii) Sponsor compensation; or

          (iv) the Trust's investment objectives.

    "Roll-Up Entity" means a partnership, trust, corporation or other entity that would be created or survive after the successful completion of a proposed Roll-Up transaction.

    "SBIC" means a small business investment company licensed by the Small Business Administration. An SBIC is a regulated investment company that may have access to additional government-backed funding if the SBIC conforms to certain rules and regulations regarding investments.

    "SEC" means the Securities Exchange Commission.

    "Securities Act" means the Securities Act of 1933, as amended.

    "Selling Agents" means the Dealer Manager and other members of NASD who will find buyers for the Shares.

    "Service" means the Internal Revenue Service.

    "Shareholder" means an Investor who purchases Shares of the Registrant.

    "Shares" means beneficial interests in the Trust purchased by investors.

    "Sponsor" means any person directly or indirectly instrumental in organizing the Trust, wholly or in part, or any person who will control, manage or participate in the management of the Trust, and any Affiliate of such person.
Not included is  any person whose  only relation with  the Trust is  that of  an independent manager of a portion of the Trust assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accounts, and underwriters whose only compensation is for professional services rendered in connection with the offering of Shares. A person may also be deemed a Sponsor of the Trust by:

    (a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Trust, either alone or in conjunction with one or more other persons;

    (b) receiving a material participation in the Trust in connection with the founding or organization of the business of the Trust, in consideration of services or property, or both services and property;

    (c) having a substantial number of relationships and contacts with the Trust;

    (d) possessing significant rights to control Trust properties;

    (e) receiving fees for providing services to the Trust which are paid on a basis that is not customary in the industry; or

    (f) providing goods or services to the Trust on a basis which was not negotiated at arm's length with the Trust.

    "Tangible Net Worth" means the excess of total assets over total liabilities, total assets and total liabilities each to be determined in accordance with GAAP (generally accepted accounting principles), excluding, however, from the determination of total assets, all assets which would be classified as intangible assets under GAAP, including, without limitation, organization fees and expenses, goodwill, patents, trademarks, trade names, copyrights, and franchises.

    "Temporary Investments" are investments made by the Trust pending investment in Enhanced Yield Investments. Temporary Investments include interest bearing bank accounts, money market mutual funds, treasury securities with maturities of less than one year, certificates of deposit with maturities of less than one year, commercial paper (rated or unrated) and other short-term securities.

    "Termination Date" means the date the offering of Shares will terminate, which will be twelve months following the effective date of this Prospectus, provided however, if the minimum number of Shares is sold and the Trust renews registration with the SEC and with the various state agencies, the offering period may be extended for up to an additional year.

    "Trust" means the Berthel Growth & Income Trust I, a Delaware business trust.

    "Trust Advisor" means Berthel Fisher & Company Planning, Inc., an Iowa corporation.

    "Trustee" means the Corporate Trustee or any of the Independent Trustees.

    "Underwriting Return" means the return earned during the period beginning with the investment of funds by an Investor and ending with the Final Closing. The Underwriting Return is equal to interest, if any, actually earned prior to the Initial Closing on the Investors' funds held in escrow, plus 10% simple annual interest, computed on a daily basis, for the period beginning with the Initial Closing and ending with the Final Closing.

    "Venture Investments" are investments in early stage growth companies that have extraordinary prospects to increase shareholder value and equity investments in leveraged buyout transactions. Venture Investments have significant speculative characteristics and high risk of loss, and generally have the same structure as Mezzanine Investments.

    "Wholesale Marketing Fee" means a fee paid to the Dealer Manager equal to 2.5% of the aggregate purchase price of Shares sold for wholesale marketing services rendered in connection with organizing the sales and marketing efforts with respect to the offering of Shares.

                        BERTHEL GROWTH & INCOME TRUST I
                      STATEMENT OF ASSETS AND LIABILITIES
            OF BERTHEL GROWTH & INCOME TRUST I AS OF APRIL 19, 1995
          AND BALANCE SHEET OF BERTHEL FISHER & COMPANY PLANNING, INC.
                              AS OF APRIL 19, 1995

                        STATEMENT OF ASSETS AND LIABILITIES
                        BERTHEL GROWTH & INCOME TRUST I
                             APRIL 19, 1995 WITH
                             REPORT OF INDEPENDENT AUDITORS

                        BERTHEL GROWTH & INCOME TRUST I
                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 19, 1995

                                    CONTENTS

Report of Independent Auditors........................................................        F-4
Statement of Assets and Liabilities...................................................        F-5
Notes to Statement of Assets and Liabilities..........................................        F-6

                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders
Berthel Growth & Income Trust I

    We have audited the accompanying statement of assets and liabilities of Berthel Growth & Income Trust I as of April 19, 1995. This statement of assets and liabilities is the responsibility of the Trust's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of Berthel Growth & Income Trust I as of April 19, 1995, in conformity with generally accepted accounting principles.

                                                    [LOGO]

April 19, 1995

                        BERTHEL GROWTH & INCOME TRUST I
                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 19, 1995

                                           ASSETS

Cash.............................................................................  $  10,205
Deferred offering costs..........................................................    328,000
Organizational costs.............................................................      5,000
                                                                                   ---------
                                                                                     343,205
                                        LIABILITIES

Accrued organizational and offering costs........................................    283,789
Due to Berthel Fisher & Company Planning, Inc....................................     49,211
Due to Berthel Fisher & Company..................................................        250
                                                                                   ---------
                                                                                     333,250
                                                                                   ---------
Net assets equivalent to $995.50 per share (applicable to 10 outstanding shares
 of beneficial interest -- 50,000 shares authorized).............................  $   9,955
                                                                                   ---------
                                                                                   ---------

SEE ACCOMPANYING NOTES.

                        BERTHEL GROWTH & INCOME TRUST I
                  NOTES TO STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 19, 1995

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    Berthel Growth and Income Trust I (the "Trust") was formed as a nondiversified, closed-end management investment company electing status as a business development company ("BDC") under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust was formed on February 10, 1995 under the laws of the State of Delaware and has been inactive since that date except for matters relating to its organization and registration under the 1940 Act. As a BDC, the Company's investment objective is to achieve capital appreciation and current income principally by making investments through private placements in securities of small- and medium-sized privately- and publicly-owned companies. The securities will consist primarily of subordinated debt or preferred stock combined with equity participation in common stock or rights to acquire common stock. The Trust will be offering a minimum of 1,500 and a maximum of 50,000 shares of beneficial interest ("Shares") at an offering price of $1,000 per share. Each share sold carries a sales load of $70 representing the selling agent's commission, a wholesale marketing fee of $25, an investment set-up fee of $5 and a due diligence fee of $5, netting $895 per share to the Trust.

    The Trust will terminate upon the liquidation of all of its investments, but no later than December 31, 2005, or ten years from the final closing of the sale of the Shares offered hereby, if later.

    Berthel Fisher & Company Planning, Inc., a wholly-owned subsidiary of Berthel Fisher & Company, serves as trust advisor.

DEFERRED OFFERING COSTS

    Estimated costs incurred, or to be incurred, by the Trust directly related to its offering of Shares have been deferred and will be reflected as a reduction of net assets upon consummation of the offering.

ORGANIZATIONAL COSTS

    Organizational costs, all of which have been incurred, are capitalized and will be amortized over five years using the straight-line method.

2.  RELATED PARTY TRANSACTIONS

    It is anticipated that the Trust will enter into certain transactions with related parties, primarily the Trust Advisor and its affiliates. Such transactions, as described in the Trust's prospectus, will include commissions on shares sold, wholesale marketing fees, investment set-up fees, reimbursement of due diligence and operating expenses and management fees.

3.  FEDERAL INCOME TAXES

    The Trust has received an opinion from counsel that it will be treated as a partnership for federal income tax purposes. As such, under present income tax laws, no income taxes will be reflected in the statement of assets and liabilities of the Trust, as taxable income or loss of the Trust is included in the income tax returns of the investors.

                        BALANCE SHEET

                        BERTHEL FISHER & COMPANY
                        PLANNING, INC.

                        APRIL 19, 1995 WITH
                        REPORT OF INDEPENDENT AUDITORS

                    BERTHEL FISHER & COMPANY PLANNING, INC.
                                 BALANCE SHEET
                                 APRIL 19, 1995

                                    CONTENTS

Report of Independent Auditors.......................................................  F-9
Balance Sheet........................................................................  F-10
Notes to Balance Sheet...............................................................  F-11

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors and Stockholder
Berthel Fisher & Company Planning, Inc.

    We have audited the accompanying balance sheet of Berthel Fisher & Company Planning, Inc. as of April 19, 1995. This balance sheet is the responsibility of the Company's management. Our responsibility is to express an opinion on this balance sheet based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the balance sheet is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the balance sheet. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall balance sheet presentation. We believe that our audit of the balance sheet provides a reasonable basis for our opinion.

    In our opinion, the balance sheet referred to above presents fairly, in all material respects, the financial position of Berthel Fisher & Company Planning, Inc. as of April 19, 1995, in conformity with generally accepted accounting principles.

                                       /s/ Ernst & Young LLP

April 19, 1995

                    BERTHEL FISHER & COMPANY PLANNING, INC.
                                 BALANCE SHEET
                                 APRIL 19, 1995

                                           ASSETS

Cash...........................................................................  $   263,906
Recoverable under tax allocation agreement (Note 4)............................       12,000
Due from Berthel Fisher & Company..............................................        1,547
Due from Berthel Growth and Income Trust I (Note 3)............................       49,211
Computer software, less allowances for depreciation of $3,978..................        3,722
                                                                                 -----------
                                                                                 $   330,386
                                                                                 -----------
                                                                                 -----------
                            LIABILITIES AND STOCKHOLDER'S EQUITY
Liabilities:
  Accrued expenses.............................................................  $     6,500
  Note payable to Berthel Fisher & Company (Note 3)............................       95,621
                                                                                 -----------
                                                                                     102,121
Stockholder's equity (Note 3):
  Common stock, no par value --
    Authorized -- 10,000 shares................................................
    Issued and outstanding -- 1,000 shares.....................................    1,431,000
  Note receivable issued for common stock......................................   (1,165,000)
  Retained earnings deficit....................................................      (37,735)
                                                                                 -----------
Total stockholder's equity.....................................................      228,265
                                                                                 -----------
Total liabilities and stockholder's equity.....................................  $   330,386
                                                                                 -----------
                                                                                 -----------

SEE ACCOMPANYING NOTES.

                    BERTHEL FISHER & COMPANY PLANNING, INC.
                             NOTES TO BALANCE SHEET
                                 APRIL 19, 1995

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

    Berthel Fisher & Company Planning, Inc. (the "Company") is a wholly-owned subsidiary of Berthel Fisher & Company. The Company is a registered investment advisor and serves as Trust Advisor to Berthel Growth & Income Trust I (the "Trust"), a newly-formed business development company under the Investment Company Act of 1940 which will invest in certain types of securities upon completion of its Form N-2 Registration Statement offering.

COMPUTER SOFTWARE

    Computer software is stated at cost less allowance for depreciation. For financial reporting purposes, depreciation is computed by the straight-line method over the five-year estimated useful life of the asset. The Company uses accelerated methods in computing depreciation for income tax purposes.

2.  MANAGEMENT AGREEMENT

    The Company has entered into a management agreement with the Trust that provides for an annual management fee equal to 2.5% of the value of the assets of the Trust. The Trust will also reimburse the Company for certain administrative expenses associated with the administration of the Trust, which amount will not exceed the amount that is competitive with that charged for comparable administrative services in the same geographic area by unrelated third parties. In addition, the Trust will pay the Company incentive compensation based on the capital appreciation of the Trust's investments.

3.  RELATED PARTY TRANSACTIONS

    In addition to the management agreement with the Trust (see Note 2), the Company also entered into financing arrangements with other affiliated entities primarily for purposes of short-term financing.

    On April 19, 1995, Berthel Fisher & Company contributed cash of $250,000 and signed an unsecured note for $1,165,000 to the Company as an addition to its common stock investment. The note receivable is due on demand and bears interest at 10%.

    The note payable to Berthel Fisher & Company is due on demand and carries interest at a rate of 12%.

    The Company has paid certain direct expenses on behalf of the Trust amounting to $49,211. The Trust will reimburse the Company upon consummation of its initial offering.

4.  INCOME TAXES

    The results of the Company's operations are included in the consolidated tax returns of Berthel Fisher & Company. The entities included in the consolidated returns have adopted the policy of allocating income tax expense or benefit based upon the pro rata contribution of taxable operating income or losses. Generally, this allocation results in profitable companies recognizing a tax provision as if the individual company filed a separate return, and loss companies recognizing benefits to the extent that their losses contribute to reduce consolidated taxes.

SEE PAGE 28 OF THIS PROSPECTUS FOR A DETAILED DESCRIPTION OF THE
TRUST'S INVESTMENT OBJECTIVES AND POLICIES

                                   EXHIBIT A
                              DECLARATION OF TRUST

                              DECLARATION OF TRUST
                                      FOR
                        BERTHEL GROWTH & INCOME TRUST I

    This Declaration of Trust provides for arbitration of certain matters.

    This Amended and Restated DECLARATION OF TRUST (the "Declaration") is made as of June 5, 1995, by TJB CAPITAL MANAGEMENT, INC., a Delaware corporation, who, with its successors as trustees under this Declaration, is referred to as the "Corporate Trustee," for the benefit of those persons who are accepted as holders of shares of beneficial interest under this Declaration.

    WHEREAS, the Corporate Trustee wishes to organize the BERTHEL GROWTH & INCOME TRUST I (the "Trust") as a business trust under the Delaware Business Trust Act, to provide for the management of the Trust by a Trust Advisor, and to provide for the sale of beneficial interests in the Trust, the operation of the Trust and the rights of (i) the Corporate Trustee, (ii) other persons acting as trustees (together with the Corporate Trustee, the "Trustees") and (iii) owners of beneficial interests; and

    WHEREAS, a Certificate of Trust (the "Certificate") was filed by the Corporate Trustee on February 10, 1995, with the Secretary of State of Delaware to evidence the existence of the Trust;

    NOW, THEREFORE, the Corporate Trustee declares that it constitutes and appoints itself Trustee of the sum of $10.00 owned by it, together with all other property that it acquires under this Declaration as Trustee, together with the proceeds thereof, to hold, IN TRUST, to manage and dispose of for the benefit of the holders, from time to time, of beneficial interests in the Trust, subject to the provisions of this Declaration as follows:

                                   ARTICLE I
                            ORGANIZATION AND POWERS

    1.1 TRUST ESTATE; NAME. The Trust, comprised of the trust estate created under this Declaration and the business conducted hereunder, shall be designated as "Berthel Growth & Income Trust I" which name shall refer to the trust estate and to the Corporate Trustee in its capacity as trustee of the trust estate but not in any other capacity and which shall not refer to the officers, agents, other trustees or beneficial owners of the Trust. To the extent possible, the Trustees shall conduct all business and execute all documents relating to the Trust in the name of the Trust and not as Trustees. The Trustees may conduct the business of the Trust or hold its property under other names as necessary to comply with law or to further the affairs of the Trust as it deems advisable in their sole discretion. This Declaration, the Certificate and any other documents, and any amendments of any of the foregoing, required by law or appropriate, shall be recorded in all offices or jurisdictions where the Trust shall determine such recording to be necessary or advisable for the conduct of the business of the Trust.

    1.2 PURPOSE. (a) The purpose of trust is to provide capital appreciation potential and current income by investing primarily in private placements of subordinated debt, preferred stock and related equity securities in small to medium sized private and publicly owned companies. The Trust will classify its investments in two major categories, Mezzanine Investments and Other Investments. These two categories collectively will be referred to herein as Enhanced Yield Investments. The companies invested in will be without limitation to any field, sector, industry or line of business. The Trust shall have the power to perform any and all acts and activities with respect to this general purpose that are customary or incidental thereto. Pending the commitment of Trust funds to investments of the type specified, distribution of Trust funds or application of reserve funds to their purposes, the Trust shall have full authority and discretion to utilize Trust funds as provided in Section 10.5.

    (b) The Trust may acquire, own, hold, manage, operate and dispose of stock in corporations, limited partnership interests, partnership interests, limited liability company interests and other ownership interests in any such firm, either as principal, agent, partner, syndicate member, associate, joint venturer or otherwise, may loan funds to any such firm, may invest funds in any such firm, and may do any and all things necessary or incidental to the conduct of any such activities. Without limiting the foregoing, the Trust may guarantee debt, supply security for such debt or for the issuance of letters of credit, enter into lease transactions, and acquire goods and services for the furtherance of the purpose of the Trust.

    (c) The Trust is authorized and empowered to elect to be a business development company under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and to operate as such.

    (d) Any proceeds of the offering not invested or committed for investment in Portfolio Companies before the expiration of the Interim Investment Period and not otherwise returned to Shareholders as part of distributions of Cash Revenues will be distributed pro rata to the Shareholders as a return of capital without deduction of Front End Fees.

    1.3 RELATIONSHIP AMONG SHAREHOLDERS; NO PARTNERSHIP. As among the Trust, the Trustees, the Trust Advisor, the Shareholders and the officers and agents of the Trust, a trust and not a partnership is created by this Declaration irrespective of whether any different status may be held to exist as far as others are concerned or for tax purposes or in any other respect. The Shareholders hold only the relationship of trust beneficiaries to the Trustees with only such rights as are conferred on them by this Declaration.

    1.4 ORGANIZATION CERTIFICATES. The parties hereto shall cause to be executed and filed (a) the Certificate, (b) such certificates as may be required by so-called "assumed name" laws in each jurisdiction in which the Trust has a place of business, (c) all such other certificates, notices, statements or other instruments required by law or appropriate for the formation and operation of a Delaware business trust in all jurisdictions where the Trust may elect to do business, and (d) any amendments of any of the foregoing required by law or appropriate.

    1.5 PRINCIPAL PLACE OF BUSINESS. The principal place of business of the Trust shall be 100 Second Street, S.E., Cedar Rapids, Iowa, 52403 or such other place as the Trust may from time to time designate by notice to all Investors. The Trust's office in the State of Delaware is 1105 N. Market Street, Suite 1300, Wilmington, Delaware 19801, or such other place as the Trust may designate from time to time by notice to all Investors. The Trust may maintain such other offices at such other places as the Trust may determine to be in the best interests of the Trust.

    1.6 ADMISSION OF INVESTORS. (a) The Trust shall have the unrestricted right at all times prior to the Termination Date (as defined in Article 2) to admit to the Trust such Investors as it may deem advisable, provided the aggregate subscriptions received for Capital Contributions (as defined in Article 2) of the Investors and accepted by the Trust do not exceed $25,000,000 (25,000 Shares) immediately following the admission of such Investors. Notwithstanding the foregoing, the Trust may increase the $25,000,000 (25,000 Shares) to not more than $50,000,000 (50,000 Shares) at any time prior to the Termination Date.

    (b)  Each Investor shall execute a Subscription Agreement (as defined in
Article 2) and make such Capital Contributions to the Trust as subscribed by the Investor. Subject to the acceptance thereof by the Trust, each Investor who executes a Subscription Agreement shall be admitted to the Trust as a Shareholder. Subscriptions shall be accepted or rejected by the program within thirty (30) days of their receipt; if rejected, all subscription monies should be returned to the subscriber immediately. All funds received from such subscriptions will be deposited in the Trust's name in an interest-bearing escrow account at a commercial bank until the Escrow Date (as defined in Article
2). Prior to the Initial Closing, Investors shall be admitted as Shareholders as of the Initial Closing. After the Initial Closing, purchasers shall be admitted as Shareholders on the date the purchaser's subscription is accepted by the Trust.

    (c) If, by the close of business on the Termination Date, Shares representing Capital Contributions in the aggregate amount of at least $1,500,000 (1,500 Shares) have not been sold or if the Trust withdraws the offering of Shares in accordance with the terms of this Declaration, the Trust shall be immediately dissolved at the expense of the Trust Advisor and all subscription funds shall be forthwith returned to the respective subscribers together with any interest earned thereon. As soon after the Termination Date as practicable, the Trust shall advise each Investor of the Termination Date and the aggregate amount of Capital Contributions made by all Investors.

    (d) The full cash price for Shares must be paid to the Trust at the time of subscription. After the Initial Closing, an Investor who subscribes for more than $500,000 of Shares and who assures the Trust that his account with the Investor's Selling Agent (other than the Dealer Manager) contains or will contain cash or other good funds on the specified settlement date will not be required to deliver cash with his subscription agreement. Each such Investor shall authorize his Selling Agent to debit his customer account for the purchase of such Shares. Each such Investor must have funds to cover his subscription payment in his account on the specified settlement date and his account will be debited on the settlement date.

    (e) Mandatory assessments are prohibited. Assessments are additional amounts of capital paid by a Shareholder beyond the Shareholder's subscription commitment.

    1.7 TERM OF THE TRUST. For all purposes, this Declaration shall be effective on and after the date hereof and the Trust shall continue in existence until the later of December 31, 2005, or ten years from the Final Closing, which date may be extended for two one-year periods at the discretion of the Independent Trustees, at which time the Trust shall terminate unless sooner terminated under any other provision of this Declaration.

    1.8 POWERS OF THE TRUST. Without limiting any powers granted to the Trust under this Declaration or applicable law, the Trust shall have the following additional powers, subject to applicable law:

    (a) To borrow money or to loan money and to pledge or mortgage any and all Trust Property and to execute conveyances, mortgages, security agreements, assignments and any other contract or agreement deemed proper and in furtherance of the Trust's purposes and affecting it or any Trust Property (including without limitation the Management Agreement (as defined in Article 2)); provided, however, that the Trust shall not loan money to the Trust Advisor, the Trustees or any other Managing Person;

    (b) To pay all indebtedness, taxes and assessments due or to be due with regard to Trust Property and to give or receive notices, reports or other communications arising out of or in connection with the Trust's business or Trust Property;

    (c)  To collect all monies due the Trust;

    (d) To establish, maintain and supervise the deposit of funds or Trust Property into, and the withdrawals of the same from, Trust bank accounts or securities accounts;

    (e) To employ accountants to prepare required tax returns and provide other professional services and to pay their fees as a Trust expense;

    (f) To make any election relating to adjustments in basis on behalf of the Trust or the holders of beneficial interests that is or may be permitted under the Code, particularly with respect to Sections 734, 743 and 754 of the Code;

    (g) To employ legal counsel for Trust purposes and to pay their fees and expenses as a Trust expense;

    (h) To conduct the affairs of the Trust with the general objective of achieving capital appreciation and distributable income from the Trust Property; and

    (i) To do business as a "business development company" as defined by the Investment Company Act.

    1.9 UNDERWRITING RETURN. During the period beginning with the date of the Prospectus and ending with the Final Closing (the "Offering Period"), each Investor shall earn an Underwriting Return computed on a daily basis for each Investor as set forth herein. The Underwriting Return for an Investor shall be equal to (i) the interest, if any, actually earned on the Investor's funds held in escrow prior to the

Initial Closing, plus (ii) after the Initial Closing, 10% (simple annual interest, not compounded) for each Investor on the capital contributed (without regard to discounts) for Shares by each investor, for the period beginning with the date an Investor's subscription is accepted and ending with the Final Closing. At the Final Closing, the Trust will make a distribution in respect of the Underwriting Return as provided in Section 8.1(c).

    1.10 CLASSIFICATION AS PARTNERSHIP. No ruling has been requested from the Internal Revenue Service (the "IRS") on whether the Trust will be classified as a partnership for tax purposes. The Trust is relying upon the opinion of Bradley & Riley, P.C. ("Counsel"), 100 First Street, S.W., Cedar Rapids, Iowa, that the Trust will be treated as a partnership for tax purposes.

    1.11 REFUND OF INVESTMENT. All prospective investors shall have the right to receive a refund of their investment for a period of five business days after the date the prospective investor receives a final Prospectus. A request for a refund may be made in any fashion but, if made other than in an originally signed and written communication, must be confirmed with such a communication within 15 business days after the date a final prospectus is received.

                  ARTICLE II
                 DEFINITIONS

    The following terms, whenever used herein, shall have the meanings assigned to them in this Article 2 unless the context indicates otherwise. References to sections and articles without further qualification denote sections and articles of this Declaration. The singular shall include the plural and the masculine gender shall include the feminine, and vice versa, as the context requires, and the terms "person" and "he" and their derivations whenever used herein shall include natural persons and entities, including, without limitation, corporations, partnerships and trusts, unless the context indicates otherwise.

    "ACQUISITION EXPENSES" -- Acquisition Expenses are expenses, including but not limited to legal fees and expenses, travel and communication expenses, costs of appraisals, non-refundable option payments on assets not acquired, accounting fees and expenses, and miscellaneous expenses relating to the purchase or acquisition of assets, whether or not acquired.

    "ACQUISITION FEES" -- The total of all fees and commissions paid by any party in connection with the initial purchase or acquisition of assets by the Trust. Included in the computation of such fees or commissions shall be any commission, finders fee, selection fee, supervision fee, financing fee, non-recurring management fee or any fee of a similar nature, however designated.

    "ACT" -- The Securities Act of 1933, as amended, and any rules and regulations promulgated thereunder.

    "ADJUSTED CAPITAL ACCOUNT" -- The Capital Account at any time of the holder of a beneficial interest (determined before any allocations for the current fiscal period) (a) increased by (i) the amount of such holder's share of partnership minimum gain (as defined in Regulation Section 1.704-2(d)) at such time, (ii) the amount of such holder's share of the minimum gain attributable to a partner's nonrecourse debt (as defined in Regulation Section 1.704-2(b)(4)) and (iii) the amount of the deficit balance in such holder's Capital Account which such holder is obligated to restore under Regulation Section 1.704-1(b)(2)(ii)(c), if any, and (b) decreased by reasonably expected adjustments, allocations and distributions described in Regulation Sections 1.704-1 (b)(2)(ii)(d)(4), (5) and (6) (taking into account the adjustments required by Regulation Sections 1.704-2(g)(ii) and 1.704-2(i)(5)).

    "AFFILIATE" -- An Affiliate of any person includes any of the following:

    (a) Any person directly or indirectly owning, controlling, or holding with power to vote five percent (5%) or more of the outstanding voting securities of such other person.

    (b) Any person five percent (5%) or more of whose outstanding voting securities are directly or indirectly owned, controlled, or held, with power to vote, by such other person.

    (c) Any person directly or indirectly controlling, controlled by, or under common control with such other person.

    (d) Any executive officer, director, trustee, partner, copartner, or employee of such other person.

    (e) Any legal entity for which such person acts as an executive officer, director, trustee, or partner.

    (f) If such other person is an investment company, any investment adviser thereof or any member of an advisory board thereof.

    (g) If such other person is an unincorporated investment company not having a board of directors, the depositor thereof.

    "AVAILABLE CAPITAL" -- Gross proceeds from the sale of Shares less all Organizational and Offering Expenses and compensation paid out of such proceeds together with funds available to the Trust from other sources that are available to the Trust to make Enhanced Yield Investments.

    "BOARD" or "MANAGEMENT BOARD" -- The Trust Advisor and the Independent Trustees, acting together in accordance with the terms hereof.

    "BRIDGE INVESTMENTS" -- Interim debt investments that generally have an expected maturity of twelve months or less. Bridge Investments may include secured debt, senior debt, subordinated debt and other types of debt instruments, and may also include preferred stock and other equity rights to enhance yield.

    "CAPITAL ACCOUNT" -- The amount representing a Shareholder's capital interest in the Trust, as determined under Article 6 hereof.

    "CAPITAL CONTRIBUTIONS" -- The aggregate capital contributions of the Investors accepted by the Trust in payment of the purchase price of one or more Shares (inclusive of the amount of any discount or any fee or other compensation waived by the Trust, the Trust Advisor or the Dealer Manager) plus any amounts contributed by the Trust Advisor pursuant to Section 14.7.

    "CASH AVAILABLE FOR DISTRIBUTION" -- Cash Flow plus cash funds available for distribution from reserves less amounts set aside for restoration or creation of reserves. Cash Available For Distribution shall not include realized gains from Portfolio Companies or other investments of the Trust, invested funds returned to the Trust, or principal payments received by the Trust in repayment of loans made by the Trust.

    "CASH FLOW" -- Cash funds provided from operations, without deduction for depreciation, but after deducting cash funds used to pay all other expenses, debt payments, capital improvements and replacements. Cash withdrawn from reserves is not Cash Flow.

    "CASH REVENUES" -- Gross cash funds provided from operation of the Trust, including, without limitation, the following: all interest earned and paid to the Trust; all cash dividends earned and paid to the Trust; and all fees earned and paid to the Trust. Cash Revenues shall not include realized gains from Portfolio Companies or other investments of the Trust, invested funds returned to the Trust, or principal payments received by the Trust in repayment of loans made by the Trust.

    "CERTIFICATE" -- The Certificate of Trust of the Trust, as amended from time to time.

    "CODE" -- The Internal Revenue Code of 1986, as amended from time to time, and any rules and regulations promulgated thereunder.

    "CONTROLLING PERSON" -- Includes, but is not limited to, all persons, whatever their titles, who perform functions for the Sponsor similar to those of: (a) chairman or member of the board of directors;

    (b) executive officers; and (c) those holding ten percent (10%) or more equity interest in the Sponsor or a person having the power to direct or cause the direction of the Sponsor, whether through the ownership of voting securities, by contract, or otherwise.

    "CORPORATE TRUSTEE" -- TJB Capital Management, Inc., or its successors as Corporate Trustee. The Corporate Trustee acts as legal title holder of the Trust Property, subject to the terms of this Declaration.

    "DEALER MANAGER" -- Berthel Fisher & Company Financial Services, Inc., an Iowa corporation, with its principal place of business at 100 Second Street, S.E., Cedar Rapids, Iowa 52401.

    "DECLARATION" -- This Declaration of Trust, as amended from time to time.

    "DELAWARE ACT" -- The Delaware Business Trust Act, as amended from time to time (currently codified as title 12, chapter 38 of the Delaware Code).

    "ENHANCED YIELD INVESTMENTS" -- Mezzanine Investments and Other Investments.

    "ESCROW DATE" -- The latest to occur of the dates on which the Trust (i) accepts the subscription that causes Capital Contributions in the offering to Investors to be at least One Million Five Hundred Thousand Dollars ($1,500,000), (ii) deposits at least One Million Five Hundred Thousand Dollars ($1,500,000) in collected funds in escrow under Section 1.6(b) and (iii) qualifies as a "business development company" under the Investment Company Act, provided however, the Escrow Date shall not be later than the Termination Date.

    "FINAL CLOSING" -- The last Closing of the sale of the Shares.

    "FRONT END FEES" -- Fees and expenses paid by any party for any services rendered to organize the Trust and to acquire assets for the Trust, including Organizational and Offering Expenses, Acquisition Fees, Acquisition Expenses, and any other similar fees, however designated by the Sponsor.

    "HIGH YIELD DEBT INVESTMENTS" -- Secured or unsecured debt securities that have current yields greater than normally available from a bank, and that have no associated equity rights, equity investment or Mezzanine Investment.

    "INDEPENDENT EXPERT" -- A person with no material current or prior business or personal relationship with the Sponsor who is engaged to a substantial extent in the business of rendering opinions regarding the value of assets of the type held by the Trust, and who is qualified to perform such work.

    "INDEPENDENT TRUSTEE" -- Any individual who is not an "interested persons" of the Trust as defined in the Investment Company Act who becomes an Independent Trustee or a successor or additional Independent Trustee under the terms of this Declaration. The initial Independent Trustees are Henry T. Madden and Henry Royer.

    "INITIAL CLOSING" -- The Closing held when subscriptions for the minimum number (1,500) of Shares have been received and accepted, and the proceeds of such subscriptions have been received by the Trust.

    "INTERIM INVESTMENT PERIOD" -- The period ending with the later of two years from the date of effectiveness of this Prospectus or one year from termination of the offering.

    "INVESTMENT COMPANY ACT" -- The federal Investment Company Act of 1940, as amended, and any rules and regulations promulgated thereunder.

    "INVESTMENT IN TRUST ASSETS" -- The amount of Capital Contributions actually paid or allocated to the purchase or development of assets acquired by the Trust (including working capital reserves allocable thereto, except that working capital reserves in excess of three percent (3%) shall not be included) and other cash payments such as interest and taxes, but excluding Front-End Fees.

    "INVESTMENT SET-UP FEE" -- The fee paid by the Trust to the Corporate Trustee for services related to establishing the Trust. The Investment Set-up Fee is equal to .5% of the aggregate purchase price of the Shares.

    "INVESTOR" -- A purchaser of Shares (which will include the Trust Advisor to the extent it acquires Shares) whose subscription is accepted by the Trust.

    "LOSSES" -- Defined at "Profits or Losses."

    "MAJORITY" -- Unless otherwise specified herein, when used with respect to any consent to be given or decision to be made or action to be taken by the Investors or group of Investors, a majority in interest of all the then current Investors or members of the group. Such Majority, or any lesser or greater interest prescribed herein, shall be calculated based upon the number of Shares owned by each Investor.

    "MANAGED COMPANIES" -- Portfolio Companies to which the Management Board, the Trust Advisor, an Affiliate of the Management Board or Trust Advisor, or a member of a group investing in such a company in a transaction in which the Trust also participates as an investor in the group, will offer to provide, and if accepted, will provide significant managerial assistance after the consummation of the acquisition.

    "MANAGEMENT AGREEMENT" -- The management agreement between the Trust and the Trust Advisor, as described in the Prospectus and Registration Statement, and adopted by the Independent Trustees, or as modified or approved by the Independent Trustees or the Shareholders as required by the Investment Company Act.

    "MANAGEMENT BOARD" or "BOARD" -- The Trust Advisor and the Independent Trustees, acting together in accordance with the terms hereof.

    "MANAGEMENT SHARE" -- The interest in the Trust that represents the beneficial interests and management rights of the Trust Advisor in its capacity as, Trust Advisor, but excluding the Trust Advisor's interest, if any, attributable to Shares acquired by it.

    "MANAGING PERSON" -- Any of the following: (a) Trust officers, agents, or Affiliates, the Trust Advisor, the Trustees, or Affiliates of the Trust Advisor or a Trustee and (b) any directors, officers or agents of any organizations named in (a) above when acting for a Trustee, the Trust Advisor or any of their Affiliates on behalf of the Trust.

    "MEZZANINE INVESTMENTS" -- Investments that are designed to yield a projected return over the life of the investment that is higher than secured debt financing, but lower than equity financing. Mezzanine Investments represent a layer of corporate financing between equity and senior debt. Senior debt is typically provided by financial institutions on a secured basis.

    "ORGANIZATIONAL AND OFFERING EXPENSES" -- All expenses incurred by and to be paid from the assets of the Trust in connection with and in preparing the Trust for registration and subsequently offering and distributing it to the public including, but not limited to, total underwriting and brokerage discounts and commissions (but not including fees of the underwriter's attorneys), expenses for printing, engraving, mailing, salaries of employees while engaged in sales activity, charges of transfer agents, registrars, trustees, escrow holders, depositories, experts, expenses of qualification of the sale of its securities under Federal and State laws, including taxes and fees, accountants' and attorneys' fees.

    "OTHER INVESTMENTS" -- Securities invested in by the Trust that are not Mezzanine Investments. Other Investments will include (1) High Yield Debt Investments, (2) Venture Investments, (3) Bridge Investments and (4) Publicly Traded Securities.

    "PAYOUT" -- The point at which total cumulative distributions to each Investor from the Trust equals 100% of all of their original investment (without regard to or reduction for discounts) plus the Priority Return plus the Underwriting Return.

    "PORTFOLIO COMPANIES" -- Companies the securities of which are acquired by the Trust as investments.

    "PRIORITY RETURN" -- For each Investor, the amount equal to a return of 8% per annum simple interest (non-compounded) computed, from the Final Closing, on the declining balance of the amount invested in the Trust (without regard to or reduction for discounts) by each Investor. For purposes of calculating the Priority Return, the declining balance is the amount originally invested in the Trust by an Investor, reduced by distributions (other than distributions of the Underwriting Return) made to that Investor that are in excess of the Priority Return, and by other distributions that result in the return of capital to Investors. Distributions (other than those applied to the Underwriting Return) shall first be applied to the payment of the Priority Return as calculated to the date of such distribution, and any excess shall be applied to reduce the balance of the amount invested.

    "PROFITS OR LOSSES" -- For a given fiscal period, an amount equal to the Trust's taxable income or loss for such period, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, expense, loss, deduction or credit required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

    (a) Any income of the Trust that is exempt from federal income tax and not otherwise taken into account in computing Profits or Losses pursuant to this definition and any income and gain described in Regulation Section 1.704-1(b)(2)(iv)(g) shall be added to such taxable income or loss;

    (b) Any expenditures of the Trust described in Code Section 705(a)(2)(B) or treated as Code Section 705(a)(2)(B) expenditures pursuant to Regulation
Section 1.704-1 (b)(2)(iv)(i), and not otherwise taken into account in computing Profits or Losses pursuant to this definition shall be subtracted from such taxable income or loss;

    (c) In the event of a distribution in kind under Section 8.5 the amount of any unrealized gain or loss deemed to have been realized on the property distributed shall be added or subtracted from such taxable income or loss; and

    (d) Notwithstanding any other provision of this definition, any items which are specially allocated pursuant to Sections 4.5, 4.6, 4.7 and 7.4 shall not be taken into account in computing Profits or Losses.

    "PROSPECTUS" -- The Prospectus of the Trust, as the same may be amended or supplemented from time to time.

    "PUBLICLY TRADED SECURITIES" -- Securities that are traded on a public market.

    "REGISTRATION STATEMENT" -- The Registration Statement of the Trust filed with the Securities Exchange Commission pursuant to the Act, as the same may be amended or supplemented from time to time.

    "REGULATION" -- A final or temporary Treasury regulation promulgated under the Code.

    "ROLL-UP" -- A transaction involving the acquisition, merger, conversion or consolidation, either directly or indirectly, of the Trust and the issuance of securities of a Roll-Up Entity. Such term does not include:

    (a) a transaction involving securities of the Trust that have been for at least twelve (12) months listed on a national exchange or that are traded through the National Association of Securities Dealers Automated Quotation -- National Market System; or

    (b) a transaction involving the reorganization to corporate, trust or association form of only the Trust if, as a consequence of the proposed reorganization, there will be no significant adverse change in any of the following:

         (i)    Shareholder's voting rights;

         (ii)   the term of existence of the Trust;

         (iii)  Sponsor compensation; or

         (iv)   the Trust's investment objectives.

    "ROLL-UP ENTITY" -- A partnership, trust, corporation or other entity that would be created or survive after the successful completion of a proposed Roll-Up transaction.

    "SHARE" -- Beneficial interests in the Trust subscribed for by Investors, representing an initial Capital Contribution of One Thousand Dollars ($1,000). An Investor must purchase a minimum of five (5) Shares, except an Investor that is an Individual Retirement Account must purchase a minimum of two (2) Shares.

    "SHAREHOLDER" -- An owner of a Share.

    "SPONSOR" -- Any person directly or indirectly instrumental in organizing the Trust, wholly or in part, or any person who will control, manage or participate in the management of the Trust, and any Affiliate of such person. Not included is any person whose only relation with the Trust is that of an independent manager of a portion of the Trust assets, and whose only compensation is as such. Sponsor does not include wholly independent third parties such as attorneys, accounts, and underwriters whose only compensation is for professional services rendered in connection with the offering of Shares. A person may also be deemed a Sponsor of the Trust by:

    (a) taking the initiative, directly or indirectly, in founding or organizing the business or enterprise of the Trust, either alone or in conjunction with one or more other persons;

    (b) receiving a material participation in the Trust in connection with the founding or organization of the business of the Trust, in consideration of services or property, or both services and property;

    (c) having a substantial number of relationships and contacts with the Trust;

    (d) possessing significant rights to control Trust properties;

    (e) receiving fees for providing services to the Trust which are paid on a basis that is not customary in the industry; or

    (f) providing goods or services to the Trust on a basis which was not negotiated at arm's length with the Trust.

    "SUBSCRIPTION AGREEMENT" -- The form of subscription agreement that each prospective Investor must execute in order to subscribe for an interest in the Trust.

    "TERMINATION DATE" -- Twelve months after the date of the Prospectus, or an earlier or later date determined by the Trust and the Dealer Manager in their discretion as follows:

    (a) The Trust and the Dealer Manager may designate any date prior to the end of the twelve month period as the Termination Date if the Escrow Date has occurred prior to such date;

    (b) If the minimum number of Shares is sold and the Trust renews registration with the SEC and with the various state agencies,the offering period may be extended for up to any additional year; and

    (c) If the Trust and the Dealer Manager elect to withdraw the offering of Shares under this Declaration, the Termination Date is the date of that election.

    "TRUST" -- Berthel Growth & Income Trust I, a Delaware business trust.

    "TRUST ADVISOR" -- Any entity named by the Trust to act as an investment adviser, and any substitute or different Trust Advisor as may subsequently be named under the terms of this Declaration.

    "TRUSTEE" -- A person serving as a Corporate Trustee or an Independent Trustee under this Declaration.

    "TRUST PROPERTY" -- All property owned or acquired by the Corporate Trustee or the Trust as part of the trust estate under this Declaration.

    "UNDERWRITING RETURN" -- The Underwriting Return for an Investor means the return earned during the period beginning with the investment of funds by an Investor and ending with the Final Closing. The

Underwriting Return is equal to interest, if any, actually earned prior to the Initial Closing on the Investor's funds held in escrow, plus 10% simple annual interest, computed on a daily basis on the amount contributed (without regard to discounts), for the period beginning with the Initial Closing and ending with the Final Closing.

    "VENTURE INVESTMENTS" -- Investments in early stage growth companies that have extraordinary prospects to increase shareholder value and equity investments in leveraged buyout transactions. Venture Investments have significant speculative characteristics and high risk of loss, and generally have the same structure as Mezzanine Investments.

    "WHOLESALE MARKETING FEE" -- See Section 9.1 of this Declaration.

                                  ARTICLE III
                                  LIABILITIES

    3.1 LIABILITY AND OBLIGATIONS OF CORPORATE TRUSTEE. (a) To the fullest extent permitted by the Delaware Act, the Corporate Trustee in its capacity as a Trustee of the Trust shall not be personally liable to any person other than the Trust and its Shareholders for any act or omission of the Trustees or the Trust, or any obligation of the Trust or the Trustees. The trust estate shall be directly liable for the payment or satisfaction of all obligations and liabilities of the Trust incurred by the Trustees and the officers and agents of the Trust within their authority.

    (b) The Corporate Trustee shall negotiate an investment advisory contract with Berthel Fisher & Company Planning, Inc. to act as the Trust Advisor and shall take such steps as are necessary to register the Shares of the Trust by the filing of a Registration Statement with the Securities Exchange Commission and the various states in which the Shares will be offered for sale. The Corporate Trustee shall negotiate a Dealer Manager Agreement with Berthel Fisher & Company Financial Services, Inc. to act as Dealer Manager. The investment advisory contract and the Dealer Manager Agreement shall be approved by the Shareholders and by a majority of the Independent Trustees, all in accordance with the Investment Company Act and the Investment Advisers Act. The Corporate Trustee shall have a fiduciary responsibility for the safekeeping and use of all funds and assets of the Trust, whether or not in the Corporate Trustee's immediate possession or control, and the Corporate Trustee shall not employ, or permit another to employ, such funds or assets in any manner except for the exclusive benefit of the Trust. In addition, a Shareholder shall not contract away the fiduciary obligation owed to the Shareholder by the Trust under common law.

    (c) The Corporate Trustee shall not exercise any management or administrative powers in respect of the Trust except on the direction of the Trust Advisor or the Trust Advisor and the Independent Trustees acting as the Management Board, as the case may be.

    (d) The Corporate Trustee, as trustee, may be made party to any action, suit or proceeding to enforce an obligation, liability or right of the Trust, but it shall not solely on account thereof be liable separate from the Trust and it shall be a party in that case only insofar as may be necessary to enable such obligation or liability to be enforced against the trust estate.

    3.2  LIABILITY AND OBLIGATIONS OF INDEPENDENT TRUSTEES.  (a) As permitted by
Section 3808 of the Delaware Act, the Independent Trustees shall not hold title to or have any legal or possessory interest in any Trust Property. It shall not be necessary or effective for any Independent Trustee to be made a party to any action, suit or proceeding to enforce an obligation, liability or right of the Trust.

    (b) In performing their responsibilities under this Declaration, the Independent Trustees shall be under a fiduciary duty and obligation to act in the best interests of the Trust, including the safekeeping and use of all Trust funds and assets for which they are responsible under this Declaration. In interpreting the scope of this obligation, the Independent Trustees will have the responsibilities of and will be entitled to the defenses of directors of a Delaware corporation.

    3.3 LIABILITY OF TRUST ADVISOR TO THIRD PARTIES. (a) The Trust Advisor shall be liable for any wrongful act or omission of the Corporate Trustee, the Independent Trustees or the Trust, taken in the ordinary course of the Trust's business or with the authority of the Independent Trustees or the Trust Advisor, that causes loss or injury to any person who is not a Shareholder or that incurs any penalty.

    (b) The Trust Advisor shall be liable for losses resulting from (i) the misapplication by the Trust Advisor of money or property received from a person who is not a Shareholder by the Trust Advisor within the scope of the Trust Advisor's apparent authority or (ii) the misapplication of money or property received by the Trust in the course of its business from a person who is not a Shareholder while the money or property is in the custody of the Trust.

    (c) Subject to the remaining provisions of this Article 3, the Trust Advisor shall be liable for all other debts and obligations of the Trust, but it may enter into a separate obligation to perform a Trust contract.

    3.4 LIABILITY OF INVESTORS IN GENERAL. No Investor in his capacity as an Investor shall have any liability for the debts and obligations of the Trust in any amount beyond the unpaid amount, if any, of the Capital Contributions subscribed for by such Investor. Each Investor shall have the same limitation on liability for the Trust's debts and obligations as a stockholder of a Delaware corporation has for debts and obligations of the corporation.

    3.5 LIABILITY OF INVESTORS TO TRUSTEES, TRUST AND SHAREHOLDERS. No Investor in his capacity as an Investor shall be liable, responsible or accountable in damages or otherwise to any other Shareholder, the Trustees or the Trust for any claim, demand, liability, cost, damage and cause of action of any nature whatsoever that arises out of or that is incidental to the management of the Trust's affairs.

    3.6 LIABILITY OF MANAGING PERSONS TO TRUST AND SHAREHOLDERS. (a) No Managing Person shall have liability to the Trust or to any other Shareholder for any loss suffered by the Trust that arises out of any action or inaction of the Managing Person if the Managing Person, in good faith, determined that such course of conduct was in the Trust's best interest, the Managing Person was acting on behalf of or performing services for the Trust, such course of conduct was within the scope of this Declaration, and such loss was not the result of negligence or misconduct of the Managing Person.

    (b) No act of the Trust shall be affected or invalidated by the fact that a Managing Person may be a party to or has an interest in any contract or transaction of the Trust if the interest of the Managing Person has been disclosed or is known to the Shareholders or such contract or transaction is at prevailing rates or is on terms at least as favorable to the Trust as those available from persons who are not Managing Persons, provided that the requirements of the Investment Company Act are met.

    3.7 INDEMNIFICATION OF MANAGING PERSONS. (a) Each Managing Person shall be indemnified from the Trust Property against any losses, liabilities, judgments, expenses and amounts paid in settlement of any claims sustained by such Managing Person in connection with the Trust or claims by the Trust, in right of the Trust or by or in right of any Shareholders, if the Managing Person would not be liable under the standards of Section 3.6 and, in the case of Managing Persons other than the Trustees and the Trust Advisor, the indemnitees were acting within the scope of authority validly delegated to them by the Trustees or the Trust Advisor. The termination of any action, suit or proceeding by judgment, order or settlement shall not, of itself, create a presumption that the Managing Person charged did not act in good faith and in a manner that he reasonably believed was in the Trust's best interests. To the extent that any Managing Person is successful on the merits or otherwise in defense of any action, suit or proceeding or in defense of any claim, issue or matter therein, the Trust shall indemnify that Managing Person against the expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith. Any indemnification is recoverable only out of Trust net assets and not from Shareholders.

    (b) Notwithstanding the foregoing, no Managing Person or any broker-dealer shall be indemnified, nor shall expenses be advanced on its behalf, for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws, unless (i) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or

(ii) those claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee or (iii) a court of competent jurisdiction approves a settlement of the claims against the particular indemnitee. In any claim for federal or state securities law violations, the party seeking indemnification shall place before the court the positions of the Securities and Exchange Commission, the Massachusetts Securities Division and other state securities administrators to the extent required by them with respect to the issue of indemnification for securities law violations.

    (c) The Trust shall not incur the cost of that portion of any insurance, other than public liability insurance, that insures any person against any liability for which indemnification hereunder is prohibited.

    3.8 GENERAL PROVISIONS. The following provisions shall apply to all rights of indemnification and advances of expenses under this Declaration and all liabilities described in this Article 3:

    (a) Expenses, including attorneys' fees, incurred by a Managing Person in defending any action, suit or proceeding may be paid by the Trust in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by the recipient to repay such amount if it shall ultimately be determined that the Managing Person is not entitled to be indemnified by the Trust under this Declaration or otherwise and if at least one of the following conditions is satisfied: (i) The Managing Person provides appropriate security for the undertaking; (ii) The Managing Person and the Trust are insured against losses or expenses of defense or settlement so that the advances may be recovered; or (iii) Either a Majority of the Independent Trustees who are not parties to the action, suit or proceeding or independent legal counsel in a written opinion determines, based upon a review of the then readily available facts, that there is reason to believe that the Managing Person will be found to be entitled to indemnification under Section 3.7. In so doing, it shall not be necessary to employ hearing or trial-like procedures. Notwithstanding the foregoing, the advancement of Trust funds to a Sponsor or its Affiliates for legal expenses and other costs incurred as result of any legal action for which indemnification is being sought is permissible only if all of the following conditions are satisfied: (a) The legal action relates to acts or omissions with respect to the performance of duties or services on behalf of the Trust; (b) The legal action is initiated by a third party who is not a Shareholder, or the legal action is initiated by a Shareholder and a court of competent jurisdiction specifically approves such advancement; (c) The Sponsor or its Affiliates undertake to repay the advanced funds to the Trust, together with the applicable legal rate of interest thereon, in cases in which such person is found not to be entitled to indemnification.

    (b) Rights to indemnification and advances of expenses under this Declaration are not exclusive of any other rights to indemnification or advances to which a Managing Person or Investor may be entitled, both as to action in a representative capacity or as to action in another capacity taken while representing another.

    (c) Each Managing Person shall be entitled to rely upon the opinion or advice of or any statement or computation by any counsel, engineer, accountant, investment banker or other person retained by such Managing Person or the Trust which he believes to be within such person's professional or expert competence. In so doing, he will be deemed to be acting in good faith and with the requisite degree of care unless he has actual knowledge concerning the matter in question that would cause such reliance to be unwarranted.

    3.9 DEALINGS WITH TRUST. With regard to all rights of the Trust and all actions to be taken on its behalf, the Trust (and not the Trustees, the Trust Advisor, the Trust's officers and agents, or the Investors) shall be the principal, and the Trust shall be entitled as such to the extent permitted by law to enforce the same, collect damages and take all other action. All agreements, obligations and actions of the Trust shall be executed or taken in the name of the Trust, by an appropriate nominee, or by the Corporate Trustee as trustee but not in its individual capacity. Money may be paid and property delivered to any duly authorized officer or agent of the Trust who may receipt therefor in the name of the Trust and no person dealing in good faith thereby shall be bound to see to the application of any moneys so paid or property so delivered. No entity whose securities are held by the Trust shall be affected by notice of such fact or be bound to see to the execution of the Trust or to ascertain whether any transfer of its securities by or to the Trust or the Corporate Trustee is authorized.

                                   ARTICLE IV
                         ALLOCATION OF PROFIT AND LOSS

    4.1 PROFITS. Profits for any fiscal period shall be allocated among the Shareholders and the Trust Advisor as follows:

    (a) First, One Hundred Percent (100%) to the Trust Advisor until the Profits so allocated to the Trust Advisor plus the cumulative Profits allocated to the Trust Advisor for prior fiscal periods during which a Profit was earned by the Trust equal the cumulative amounts distributable to the Trust Advisor under
Article 8 hereof for the current and prior periods; and

    (b) The balance, if any, to the Investors.

    4.2 LOSSES. Losses for any fiscal period shall be allocated Ninety Nine Percent (99%) to the Investors and One Percent (1%) to the Trust Advisor until Payout. After Payout, Losses shall be allocated Eighty Percent (80%) to the Investors and Twenty Percent (20%) to the Trust Advisor; provided, however, (i) to the extent an allocation pursuant to this sentence would result in the Trust Advisor having a negative capital account, One Percent (1%) shall be allocated to the Trust Advisor and Ninety Nine Percent (99%) shall be allocated to the Investors until the Investors accounts have been reduced to zero, and (ii) after the Investors' accounts have been reduced to zero, and thereafter until the Investors' accounts are positive, Losses shall be allocated pursuant to this sentence to the Trust Advisor. Notwithstanding the foregoing, Losses shall not be allocated pursuant to this Section 4.2 to the extent that such allocation would cause any Investor to have a negative amount in the Investor's Adjusted Capital Account.

    4.3 GENERAL ALLOCATION PROVISIONS. (a) Except as otherwise provided in this Declaration, all items of Trust income, gain, expense, loss, deduction and credit for a particular fiscal period and any other allocations not otherwise provided for shall be divided among the Shareholders and the Trust Advisor in the same proportions as they share Profits or Losses, as the case may be, for the fiscal period.

    (b) The Shareholders shall be bound by the provisions of this Declaration in reporting their shares of Trust income and loss for income tax purposes.

    (c) The Trust may use any permissible method under Code Section 7O6(d) and the Regulation thereunder to determine Profits, Losses and other items on a daily, monthly or other basis for any fiscal period in which there is a change in a Shareholder's interest in the Trust.

    (d) The definition of "Capital Account" and certain other provisions of this Declaration are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2 and shall be interpreted and applied in a manner consistent with such Regulations. These Regulations contain additional rules governing maintenance of Capital Accounts that may not have been provided for in this Declaration because, in part, these rules may relate to transactions that are not expected to occur and in some instances are prohibited by this Declaration. If the Trust after consultation with its regular accountants or tax counsel determines that it is prudent to modify the manner in which the Capital Accounts, or any debits or credits thereto, are computed in order to comply with such Regulations, or to avoid the effects of unanticipated events that might otherwise cause this Declaration not to comply with such Regulations, the Trust shall make such modification without the need of prior notice to or consent of any Shareholder; provided, that such modification is not likely to have a material effect on the amounts distributable to any Shareholder.

    4.4 AMONG INVESTORS. Each Investor shall be allocated that percentage of the aggregate amounts allocated to all Investors, as the case may be, as the number of Shares owned by the Investor bears to the aggregate number of Shares owned by all Investors.

    4.5 MINIMUM ALLOCATION. Notwithstanding anything to the contrary in this Declaration, in no event shall the Trust Advisor's allocable share of each material item of Trust income, gain, expense, loss, deduction or credit be less than One Percent (1%) of such item.

    4.6 TAX ALLOCATION. Notwithstanding anything to the contrary in this Declaration, to the extent that the Trust Advisor is treated for federal income tax purposes as having received an interest in the Trust as compensation for services which constitutes income to the Trust Advisor under Code Section 61, any amount allowed as a deduction for federal income tax purposes to the Trust (whether as an ordinary and necessary business expense or as a depreciation or amortization deduction) as a result of such characterization shall be allocated solely for federal income tax purposes to the Trust Advisor.

    4.7 ALLOCATION OF GAINS FROM DISPOSITIONS. In addition to the allocation of Profits under Section 4.1, all gains derived by the Trust during any fiscal period from any sale, transfer, injury, destruction or other disposition of Trust Property or an interest therein, other than in the ordinary course of operation of Trust Property (including, without limitation, proceeds from insurance, refinancing or condemnation) shall be allocated to the Trust Advisor to the extent that the Capital Account of the Trust Advisor would have otherwise been negative as of the end of such fiscal period. Gain or loss allocable to each Shareholder will be adjusted accordingly.

                                   ARTICLE V
                     CAPITAL CONTRIBUTIONS OF SHAREHOLDERS

    5.1   CAPITAL CONTRIBUTIONS.   The  Capital Contributions  of the  Investors
shall aggregate not less than One Million Five Hundred Thousand Dollars ($1,500,000), nor more than Twenty-five Million Dollars ($25,000,000) except as provided in Section 1.6(a) and shall be made by the Investors in exchange for Shares represented by $1,000 each, payable as set forth in Section 5.2.

    5.2 PAYMENT OF CAPITAL CONTRIBUTIONS. The aggregate Capital Contributions of the Investors, made with respect to the offering of Shares, shall be payable in cash on or before the Termination Date, as provided in Section 1.6(d).

    5.3 ADDITIONAL CAPITAL CONTRIBUTIONS. There shall be no additional Capital Contributions by the Investors.

    5.4   TRUST ADVISOR'S  CAPITAL  CONTRIBUTIONS.   The  Trust Advisor  in  its
capacity  as Trust Advisor  shall make Capital  Contributions in accordance with
Section 14.7.

                                   ARTICLE VI
                                CAPITAL ACCOUNTS

    6.1 CAPITAL ACCOUNTS. Capital Accounts shall be established and maintained for each Shareholder and for the Trust Advisor and shall be adjusted as follows:

    (a) The Capital Account of each Shareholder and the Trust Advisor shall be increased by:

       (1) The amount of such Shareholder's or the Trust Advisor's Capital Contributions to the Trust;

       (2) The amount of Profits allocated to such Shareholder and the Trust Advisor pursuant to Articles 4 and 7;

       (3) The fair market value of property contributed by the Shareholder and the Trust Advisor to the Trust (net of liabilities secured by the contributed property that the Trust under Code Section 752 is considered to have assumed or taken subject to); and

       (4) Any items in the nature of revenues, income or gain that are specially allocated to such Shareholder or the Trust Advisor or adjusted pursuant to Sections 4.5, 4.6, 4.7 and 7.4.

    (b) The Capital Account of each Shareholder and the Trust Advisor shall be decreased by:

       (1) The amount of Losses allocated to such Shareholder or the Trust Advisor pursuant to Articles 4 and 7;

       (2) All amounts of money and the fair market value of property paid or distributed to such Shareholder or the Trust Advisor pursuant to the terms hereof (other than payments made with respect to loans made by such Shareholder or the Trust Advisor to the Trust), net of liabilities secured by that property that the Shareholder or the Trust Advisor under Code
    Section 752 is considered to have assumed or taken subject to; and

       (3) Any  items  in  the  nature  of expenses or losses that are specially
    allocated   to   such   Shareholder   or  the   Trust  Advisor  pursuant  to
    Sections 4.5, 4.6, 4.7 and 7.4.

    6.2 CALCULATION OF CAPITAL ACCOUNT. Whenever it is necessary to determine the Capital Account of any Shareholder or the Trust Advisor, the Capital Account of such Shareholder or the Trust Advisor shall be determined in accordance with the rules of Regulation Sections 1.704-1(b)(2)(iv) and 1.704-2 (as amended from time to time). If necessary to comply with the Code, an Adjusted Capital Account may be employed.

    6.3 EFFECT OF LOANS. Loans by any Shareholder or the Trust Advisor to the Trust shall not be considered contributions to the capital of the Trust.

    6.4 WITHDRAWAL OF CAPITAL. Neither the Trust Advisor nor any Shareholder shall be entitled to withdraw any part of such Shareholder's or the Trust Advisor's Capital Account or to receive any distribution from the Trust, except as specifically provided herein.

    6.5 CAPITAL ACCOUNTS OF NEW SHAREHOLDERS. Any person who shall acquire Shares in accordance with the terms and conditions of Article 13 of this Declaration shall have the Capital Account of such person's transferor after adjustments reflecting the transfer, if any, except as specifically provided herein.

    6.6 LIMITATION. Neither the Trustees, the Trust Advisor nor any other Managing Person shall be required or shall have any personal liability to fund any or all of any negative Capital Account of any Investor, including without limitation Capital Contributions.

                                  ARTICLE VII
                 INTEREST OF SHAREHOLDERS IN INCOME AND LOSSES

    7.1 DETERMINATION OF INCOME AND LOSS. At the end of each Trust fiscal year, and at such other times as the Trust shall deem necessary or appropriate, each item of Trust income, gain, expense, loss, deduction and credit shall be determined for the period then ending and shall be allocated to the Capital Account of each Shareholder and the Trust Advisor in accordance with the provisions hereof. With respect to the admission of Shareholders, the Trust will use the "interim closing date" method of accounting as permitted by the Regulations.

    7.2 DETERMINATION OF INCOME AND LOSS IN THE EVENT OF TRANSFER. If a Shareholder transfers such Shareholder's interest in the Trust in accordance with the terms of this Declaration, the determination and allocation described in Section 7.1 shall be made as of the date of such transfer and thereafter all such allocations shall be made to the account of the transferee of such interest; provided, however, that the Trust may agree that such determination and allocation shall be pro rata to the Shareholders based upon the actual number of days in such fiscal year that each such Shareholder held an interest in the Trust. In the event of a pro rata determination and allocation, the foregoing provisions of this Section relating to a pro rata determination and allocation will not be applicable to the distributive shares, with respect to the Shares transferred, of items of Trust income, gain, expense, loss, deduction and credit arising out of (a) the sale or other disposition of all or substantially all Trust Property, or (b) other extraordinary nonrecurring items, all of which will be allocated to the holder of such Trust interest on the date such items of Trust income, gain, expense, loss, deduction and credit are earned or incurred.

    7.3 ALLOCATION OF NET INCOME AND NET LOSSES. All items of income, gain, expense, loss, deduction and credit of the Trust from operations and in the ordinary course of operation of Trust Property shall be allocated among the Shareholders and the Trust Advisor in accordance with Article 4.

    7.4 QUALIFIED INCOME OFFSET AND OTHER ALLOCATION PROVISIONS. (a) If there is a net decrease in "partnership minimum gain" (within the meaning of Regulation Section 1.704-2(d)) during a fiscal period, then there shall be allocated to each Shareholder and the Trust Advisor items of income and gain for such fiscal period (and, if necessary, subsequent fiscal periods) in proportion to, and to the extent of, an amount equal to the portion of such Shareholder's or the Trust Advisor's share of the net decrease in "partnership minimum gain" during such fiscal period that is allocable to the disposition of Trust Property subject to one or more nonrecourse liabilities of the Trust. However, such allocation shall be reduced to the extent (i) the Shareholder or the Trust Advisor contributes capital to the Trust that is used to repay the nonrecourse liability and (ii) the Shareholder's or the Trust Advisor's share of the net decrease in "partnership minimum gain" is caused by the repayment. The foregoing is intended to be a "minimum gain chargeback" provision as described in Regulation Section 1.704-2(f), and shall be interpreted and applied in all respects in accordance with such Regulation. If there is a net decrease in the minimum gain attributable to a "partner nonrecourse debt" (as defined in Regulation Section 1.704-2(b)(4)) for a fiscal period, then, in addition to the amounts, if any, allocated pursuant to the first sentence of this Subsection 7.4(a), there shall be allocated to each Shareholder or the Trust Advisor with a share of such minimum gain attributable to a "partner nonrecourse debt" items of income and gain for such fiscal period (and, if necessary, subsequent fiscal periods) in proportion to, and to the extent of, an amount equal to the portion of such Shareholder's or Trust Advisor's share of the net decrease in the minimum gain attributable to a "partner nonrecourse debt" during such fiscal period that is allocable to the disposition of Trust Property subject to one or more nonrecourse liabilities of the Trust. However, such amount shall be reduced to the extent (i) the Shareholder or the Trust Advisor contributes capital to the Trust that is used to repay the nonrecourse liability and (ii) the Shareholder's or the Trust Advisor's share of the net decrease in the minimum gain attributable to a "partner nonrecourse debt" is caused by the repayment.

    (b) If during any fiscal period of the Trust a Shareholder or the Trust Advisor unexpectedly receives an adjustment, allocation or distribution described in Regulation Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), which causes or increases a deficit balance in the Shareholder's or the Trust Advisor's Adjusted Capital Account, there shall be allocated to the Shareholder or the Trust Advisor's items of income and gain (consisting of a pro rata portion of each item of Trust income, including gross income, and gain for such period) in an amount and manner sufficient to eliminate such deficit balance as quickly as possible. The foregoing is intended to be a "qualified income offset" provision as described in Regulation Section 1.704-1(b)(2)(ii)(d), and shall be interpreted and applied in all respects in accordance with such Regulation.

    (c) Notwithstanding anything to the contrary in Article 4 or this Article 7, any item of cdeduction, loss or Code Section 705(a)(2)(B) expenditure that is attributable to "partner nonrecourse debt" shall be allocated in accordance with the manner in which the Shareholders or the Trust Advisor bear the economic risk of loss for such debt (determined in accordance with Regulation Section 1.704-2(i)).

    (d) Solely for federal, state and local income and franchise tax purposes and not for book or Capital Account purposes, income, gain, loss and deduction with respect to property carried on the Trust's books at a value other than its tax basis shall be allocated (i) in the case of property contributed in kind, in accordance with the requirement of Code Section 704(c) and such Regulations as may be promulgated thereunder from time to time, and (ii) in the case of other property, in accordance with the principles of Code Section 704(c) and the Regulations thereunder, in each case, as incorporated among the requirements of the relevant provisions of the Regulations under Code Section 704(b).

    (e) All or a portion of the remaining items of Trust income or gain for the fiscal period, if any, shall be specially allocated to the Investors in proportion to the cumulative distributions each has received pursuant to Section 8.1(e) from the commencement of the Trust, until the aggregate amounts allocated to each Investor pursuant to this Section 7.4(f) for such period and all prior periods equal the cumulative amount of such distributions to such Investor.

    7.5 CURATIVE ALLOCATION. The allocations set forth in Section 7.4 hereof (the "Regulatory Allocations") are intended to comply with certain requirements of the Regulations. It is the intent of the Shareholders and Fund Advisor that, to the extent possible, all Regulatory Allocations will be offset either with other Regulatory Allocations or with special allocations of other items of Trust income, gain, loss, or deduction pursuant to this Section 7.5. Therefore, notwithstanding any other provision of this Section 7 (other than the Regulatory Allocations), the Fund Advisor shall make such offsetting special allocations in whatever manner it determines appropriate so that, after such offset allocations are made, each partner's Capital Account balance is, to the extent possible, equal to the Capital Account balance such partner would have had if the Regulatory Allocations were not part of the Agreement and all Trust items were allocated pursuant to Section 7.3.

                                  ARTICLE VIII
                 INTEREST OF SHAREHOLDERS IN CASH DISTRIBUTIONS

    8.1    DISTRIBUTION  OF  CASH  REVENUES.    Subject  to  the  terms  of this
Declaration, the Trust shall make distributions of Cash Revenues out of the Trust's funds in the following manner:

    (a) INDEBTEDNESS TO SHAREHOLDER OR TRUST ADVISOR. First, to the extent that payments of principal or interest are due, Cash Revenues shall be applied pro rata (in accordance with the percentage of total loans that are owing to each Shareholder and the Trust Advisor) to the payment to the Shareholders and the Trust Advisor of interest and principal, in that order, on loans, if any, made by the Shareholders or the Trust Advisor to the Trust.

    (b) SPECIAL PROVISIONS. Distributions made in connection with the dissolution and termination of the Trust under Section 14.1 are governed by
Section 8.3, and shall be excluded from consideration under Sections 8.1 and 8.2.

    (c) OFFERING PERIOD DISTRIBUTIONS -- THE UNDERWRITING RETURN. During the period beginning with the date of the Prospectus and ending with the Final Closing (the "Offering Period"), each investor shall earn the Underwriting Return. At the Final Closing, the Trust will distribute in payment of the Underwriting Return the lesser of (i) all of the cash revenues of the Trust earned from any source during the Offering Period and received by the Trust at or prior to the Final Closing, or (ii) the Underwriting Return. If the Underwriting Return is not fully paid by such distribution, the unpaid balance of the Underwriting Return shall be paid as set forth in 8.1(d), 8.2(a) and 8.3(c).

    (d) DISTRIBUTIONS OF CASH REVENUES AFTER THE FINAL CLOSING; PRE-PAYOUT. After the Final Closing and until Payout, the Trust will make quarterly distributions of all Cash Revenues that the Trust receives to the extent that the Trust has cash available for such distributions. The first such quarterly distribution shall be made within sixty (60) days of the last day of the first calendar quarter ending after the Final Closing. Subsequent quarterly distributions shall be made within sixty (60) days of the end of each quarter thereafter. The Trust will not borrow funds in order to make a distribution under this section. The Trust will not make a distribution if a majority of the Independent Trustees determine that such distribution would not be in the best interest of the Trust and the Shareholders.

    All quarterly distributions of Cash Revenue will be made 99% to the Shareholders and 1% to the Trust Advisor until the Shareholders have received Payout.

    Quarterly distributions of Cash Revenues shall be allocated in the following priority: (i) to pay the Priority Return; (ii) to pay any Priority Return accrued in prior years but not yet paid; (iii) to the reduction to zero of the amount of Shareholders' Capital Contributions used to compute Priority Return, and then (iv) to the payment of any unpaid Underwriting Return.

    (e) DISTRIBUTIONS OF CASH REVENUES -- POST-PAYOUT. After Payout is achieved, Eighty Percent (80%) of all distributions of Cash Revenues made in any calendar year or portion thereof after the application of Sections 8.1(a) and
(b) shall be made to the Shareholders and the remaining Twenty Percent (20%) shall be made to the Trust Advisor.

    8.2 DISTRIBUTIONS OF CASH AVAILABLE FROM REALIZED GAINS ON INVESTMENTS AND ALL SOURCES OTHER THAN CASH REVENUES. In the discretion of the Trust Advisor, and subject to review by the Independent Trustees, cash received from realized gains on Investments and cash available from all sources other than Cash Revenues may be distributed or reserved for general Trust purposes or for future Investments. Reinvestment of proceeds resulting from the sale or refinancing of Trust assets may take place if sufficient cash will be distributed to pay state and federal income tax, if any, created by the sale or refinancing of such assets. Cash available from Investments that is not applied to future Investments or reserved for any other Trust purpose will be distributed quarterly by the Trust, within 60 days after the end of the calendar quarter in the following priority:

    (a) 99% to the Shareholders, as a class, and 1% to the Trust Advisor, until the Shareholders, as a class, have received

           (i) payment of the Priority Return accrued through the end of the quarter for which the distribution is being made;

          (ii) payment of 100% of the amount contributed to the Trust by Shareholders (without regard to or reduction for discounts); and

         (iii)  payment of the Underwriting Return, and

    (b) 80% to the Shareholders, as a class, and 20% to the Trust Advisor.

    To the extent that making any distribution to the Trust Advisor would result in the Trust Advisor's receiving cumulative distributions in excess of that permitted by the Investment Advisor's Act, the amount of such distribution will instead be deferred until the payment of such amount does not violate the terms of the Investment Advisor's Act, and if, at termination of the Trust, such distribution cannot be made without violating such Act, then the amount that cannot be distributed to the Trust Advisor will be distributed to the Shareholders.

    8.3 DISTRIBUTIONS UPON DISSOLUTION. Upon dissolution and termination of the Trust under Section 14.1, the proceeds of the sale or other disposition of the Trust Property shall be paid or distributed in the following order of priority:

    (a) First, there shall be paid to the Trust's creditors, other than Shareholders and the Trust Advisor, funds, to the extent available, sufficient to extinguish current Trust liabilities and obligations, including costs and expenses of liquidation (or provision for payment shall be made, which provision may include a distribution of assets subject to the obligations in question);

    (b) Second, any loans owed by the trust to the Shareholders or the Trust Advisor shall be paid in proportion thereto;

    (c) Third,  to  the Shareholders and the Trust Advisor in proportion to, and to the extent of the excess, if any, of (i) the cumulative distributions to which the Shareholders and the Trust Advisor are entitled under Sections 8.1(d) and (e) and 8.2 from the inception of the Trust until the date on which the liquidating distribution is made over (ii) the sum of all prior distributions made to the Shareholders and the Trust Advisor under Sections 8.1(d) and (e) and 8.2, provided, however, that no distribution shall be made under this Section 8.3(c) that creates or increases a negative amount in an Investor's or the Trust Advisor's Adjusted Capital Account at the end of this fiscal period. This proviso shall be determined as follows: distributions shall be first determined tentatively pursuant to this Section 8.3(c) without regard to the Shareholders' and the Trust Advisor's Capital Accounts and then the allocation provisions of
Article 4 shall be applied tentatively as if such tentative distributions had been made. If any Investor or the Trust Advisor shall thereby have a negative amount in the Investor's or the Trust Advisor's Adjusted Capital

Account, the actual distribution to the Investor or the Trust Advisor under this
Section 8.3(c) shall be equal to the tentative distribution to the Investor or the Trust Advisor less the negative amount in the Adjusted Capital Account after application of the tentative allocation; and

    (d) Fourth, the balance, if any, to the Shareholders and the Trust Advisor in accordance with their Capital Accounts, after giving effect to all adjustments to Capital Accounts for all fiscal periods through and including the fiscal period in which dissolution occurs.

    8.4 LIMITATION. Notwithstanding any other provision of this Declaration, no distribution may be made selectively to one Shareholder or group of Shareholders but must be made ratably to all Shareholders entitled to that type of distribution at that time, subject to the provisions of Section 12.11(b).

    8.5 DISTRIBUTION IN KIND. The Trust may elect to make distribution in kind of any of the assets of the Trust that consist of readily marketable securities. If the Trust elects to make distribution in kind of any of the assets of the Trust other than readily marketable securities, it shall give notice of its election to each Shareholder, specifying the nature and value of all such assets to be distributed in kind, the risks associated with the direct ownership of the assets, the deadline for giving notice of refusal to accept a distribution in kind and to the extent advisable, the estimated time necessary for the Trust to liquidate assets if those assets are not distributed and other information as required. In making such election, the Trust shall not arbitrarily value assets to be distributed in kind nor shall it specify assets to be distributed in kind in such a manner as to unreasonably advantage or disadvantage any Shareholder. A Shareholder may refuse to accept a distribution in kind by giving written notice to the Trust not later than thirty (30) days after the effective date of the Trust's notice of distribution. If a Shareholder refuses distribution in kind, the Trust shall retain in the Trust's name the portion of the assets that were to be distributed in kind and that were to be allocated to the refusing Shareholder (the "Retained Assets") and shall liquidate the Retained Assets in accordance with this Declaration. Upon liquidation of the Retained Assets, the sum realized shall be distributed to the Shareholder refusing distribution in kind in full discharge of the Trust's obligation to distribute the Retained Assets. In determining the Capital Accounts, a distribution of assets in kind shall be considered a sale of the property distributed so that any unrealized gain or loss with respect to such property shall be deemed to have been realized and allocated in accordance with Article 4.

    8.6 AMOUNTS WITHHELD. All amounts withheld pursuant to the Code or any provision of any state or local tax law with respect to any payment or distribution to the Trust, the Shareholders, or the Trust Advisor shall be treated as amounts distributed pursuant to this Article 8 for all purposes under this Declaration. The Trust may allocate any such amounts among the Shareholders and the Trust Advisor in any manner that is in accordance with applicable law.

    8.7   LIMITATION.   Distributions to Shareholders  shall not be  made to the
extent they are prohibited by restrictions contained in the Investment Company Act, the Delaware Act or other provisions of this Declaration.

                                   ARTICLE IX
                               OPERATION OF TRUST

    9.1 WHOLESALE MARKETING FEE. The Trust shall pay the Dealer Manager out of Trust Property a Wholesale Marketing Fee in an amount equal to Two and One-half Percent (2.5%) of each Capital Contribution from the offering of Shares. The Wholesale Marketing Fee is for its services in connection with organizing the sales and marketing efforts with respect to the offering of Shares. The fee shall be payable on the Escrow Date as to Shares purchased through that date and on each Closing date thereafter on which the Trust receives and collects full payment for additional accepted subscriptions for Shares.

    9.2 SELLING COMMISSIONS AND DEALER MANAGER FEE. The Trust shall pay out of Trust Property to Berthel Fisher & Company Financial Services, Inc. (the "Dealer Manager") or to any broker-dealer who effects the sale of one or more whole or fractional Shares a selling commission ranging from 7.0% to 2.0% of the aggregate purchase price of Shares sold, which the Dealer Manager may reallow to participating Selling Agents on Shares sold through them. Selling commissions will vary depending on the number of Shares purchased by an Investor. The selling commissions will be paid at each Closing, computed on the aggregate purchase price of the Shares sold and accepted by the Trust at each Closing. For sales to Investors who purchase less than $500,000 of Shares, the commissions will be 7.0%. For sales to Investors who purchase $500,000 or more but less than $1,000,000 of Shares, the commissions will be 5.0%. For sales to Investors who purchase $1,000,000 or more but less than $1,500,000 of Shares, the commissions will be 4.0%. For sales to Investors who purchase $1,500,000 or more but less than $2,000,000 of Shares, the commissions will be 3.0%. For sales to Investors who purchase $2,000,000 or more of Shares, the commissions will be 2.0%.

    The difference between 7.0% and the applicable commission set forth in the preceding paragraph will be reimbursed to an Investor at the Closing of the sale of the Shares. Investors who purchase $500,000 or more but less than $1,000,000 of Shares will receive a discount of 2.0%. Investors who purchase $1,000,000 or more but less than $1,500,000 of Shares will receive a discount of 3.0%. Investors who purchase $1,500,000 or more but less than $2,000,000 of Shares will receive a discount of 4.0%. Investors who purchase $2,000,000 or more of Shares will receive a discount of 5.0%. Such discounts in commissions will reduce the purchase price payable by an Investor. The proceeds to the Trust net of commissions will not be affected by these discounts for volume purchases. For purposes of Trust allocations, an Investor who receives a selling commission discount will receive the number of Shares purchased without regard to the discount and will be treated as having made a Capital Contribution to the Trust in the amount of that Investor's gross investment. All commissions and fees payable by the Trust in respect of sales of Shares under the offering of Shares shall be due and payable promptly after the latest to occur of (i) acceptance by the Trust of an Investor's subscription, (ii) the Escrow Date or (iii) the receipt by the Trust of the gross purchase price for the Shares.

    9.3 OTHER EXPENSES. (a) The Trust shall pay the Corporate Trustee out of Trust Property an Investment Set-up Fee in an amount equal to .5% of Capital Contributions for Shares sold. The Set-up Fee shall be payable on the Escrow Date as to Shares purchased through that date and on each Closing date thereafter on which the Trust receives and collects full payment for additional accepted subscriptions for Shares.

    (b) The Trust shall pay out of Trust Property all Organizational and Offering Expenses. If the Organizational and Offering Expenses (excluding sales commissions and discounts, the Investment Set-up Fee and the Wholesale Marketing
Fee) exceed Four Percent (4.0%) of the aggregate Capital Contributions, the Trust Advisor shall pay such excess.

    (c) The Trust shall reimburse the Trust Advisor and the Corporate Trustee for all other actual and necessary direct expenses paid or incurred in connection with the operation of the Trust, including but not limited to accounting, legal and consulting fees, to the extent that those expenses were incurred by the Trust Advisor in carrying out responsibilities assigned to it by this Declaration, were consistent with this Declaration and do not constitute Organizational and Offering Fees. The Trust shall reimburse the Trust Advisor for all actual and necessary expenses paid or incurred in connection with the operation of the Trust. Such expenses will not exceed the lesser of actual cost or the amount that is competitive with that charged for comparable administrative services in the same geographic area by unrelated third parties. The Trust Advisor, at its expense, will provide the Trust with office space, facilities, equipment and certain personnel (whose salaries and benefits will be paid by the Trust Advisor) necessary for the conduct of the Trust's business. In addition, the Trust Advisor will provide the Trust with certain administrative services for the purpose of maintaining certain books and records of the Trust and handling communications and correspondence with Shareholders. The Trust will reimburse the Dealer Manager and other Selling Agents for certain expenses incurred in connection with their due diligence activities with regard to the offering in an amount not to exceed 0.5% of the aggregate purchase price of Shares sold. The Trust shall not reimburse rent or depreciation, utilities, capital equipment, other administrative items of the Sponsor or salaries, fringe benefits, travel expenses and other administrative items incurred or allocated to any Controlling Person of the Sponsor.

    (d) As compensation for the Trust Advisor's performance under the Management Agreement, the Trust shall pay the Trust Advisor a management fee, pay expenses of the Trust and reimburse the Trust Advisor for Trust expenses paid by the Trust Advisor, all in accordance with the terms of the Management Agreement.

    (e) In respect of the acquisition or disposition of all or a portion of the investments that the Trust may make, the Trust may be required to or may find it most advantageous to engage a broker or similar adviser and to pay a brokerage fee to the broker or other persons responsible for bringing the acquisition or disposition opportunity to the Trust's attention or for investigating, evaluating or negotiating the acquisition or disposition of the Trust's interest therein. Where permitted, if an Affiliate of the Trust Advisor performs those services in respect of an investment acquisition or disposition opportunity for the Trust, the Affiliate of the Trust Advisor so providing those services shall be entitled to receive a brokerage fee from the Trust not exceeding the amount permitted by Section 57 of the Investment Company Act. The Trust may pay Acquisition Fees and Acquisition Expenses that do not exceed 3.5% of the proceeds of the offering. All brokerage fees, Acquisition Fees and Acquisition Expenses must be at competitive rates. Other services provided by a Sponsor cannot be considered in charging a brokerage fee higher than the competitive rate for brokerage services only.

                                   ARTICLE X
                                   ACCOUNTING

    10.1  ELECTIONS.   The Trust  shall elect  the calendar year  as its fiscal
year. The Trust shall adopt the accrual method of accounting or such other method of accounting as the Trust shall determine. The Trust shall elect to be taxed only as a partnership. The Trust shall not be required to make an election under Section 754 of the Code or corresponding state taxation laws.

    10.2 BOOKS AND RECORDS. The Trust's books and records shall be kept at the principal place of business of the Trust and shall be maintained on the basis utilized in preparing the Trust's federal income tax return with such adjustments in accounting as are required by this Declaration or as the Trust determines would be in the best interests of the Trust.

    10.3  REPORTS.   (a)  The  Trust  will keep  each  Investor  and assignees
complying with Article 13 currently advised as to activities of the Trust by reports furnished at least quarterly. Each quarterly report will contain a condensed statement of "Cash Flow From Operations" for the year to date, as determined by the Trust Advisor in conformity with generally accepted accounting principles, on a basis consistent with that of the annual and quarterly financial statements, and showing its derivation from net income. An independent certified public accounting firm selected by the Trust will prepare the Trust's federal income tax return as soon as practicable after the conclusion of each year and each Shareholder will be furnished, at that time, with the necessary accounting information for each Shareholder to take into account and report separately such Shareholder's distributive share of the income and deductions of the Trust. The Trust will use its reasonable best efforts to obtain the information necessary for the accounting firm as soon as practicable and to transmit the resulting accounting and tax information to the Shareholders as soon as possible after receipt from the accounting firm. The Trust shall furnish each Shareholder as soon as practicable after the conclusion of each year annual financial statements of the Trust that have been audited by the Trust's independent certified public accounting firm. The annual financial statements will include in the notes thereto a reconciliation of net income as reported therein to the annual reported cash flow from operations and to net income for tax purposes.

    (b) In amplification of the requirements of (a) above, the Sponsor shall cause to be prepared and distributed to Shareholders during each year the following reports:

       (1) Within sixty (60) days after the end of each quarter of the Trust, a report containing the same financial information contained in the Trust's Quarterly Report on Form 10-Q filed by the Trust under the Securities Exchange Act of 1934.

       (2) Within sixty (60) days of the end of the first six (6) months of each fiscal year, a report, prepared on the same accounting basis to be utilized in the annual reports, containing:

              (i) a balance sheet, which may be unaudited;

             (ii) a statement of income for the period then ended, which may be unaudited;

            (iii) a statement of Shareholders' equity for the period then ended, which may be unaudited;

             (iv) a statement of Cash Flow for the period then ended, which may be unaudited; and

              (v) other pertinent material regarding the Trust and its activities during the period covered by the report.

       (3) Within one hundred twenty (120) days after the end of the Trust's fiscal year, an annual report containing:

              (i) a balance sheet as of the end of each fiscal year and statements of income, Shareholders' equity, and Cash Flow, for the year then ended, all of which shall be prepared in accordance with generally accepted accounting principles and accompanied by an auditor's report containing an opinion of an independent certified public accountant; and

             (ii) a report of the activities of the Trust during the period covered by the report; and

            (iii) a report setting forth distributions to Shareholder for the period covered thereby and separately identifying distributions from:

               (A) Cash Flow from operations during the period;

               (B) Cash Flow from  operations during a  prior period which  have been held as reserves;

               (C) proceeds from disposition of Trust assets; and

               (D) reserves  from the gross proceeds  of the offering originally obtained from the Shareholders.

       (4) Within seventy-five (75)  days after  the end of  the Trust's  fiscal
    year,  all  information   necessary  for  the   preparation  of  the
    Shareholders' federal income tax returns.

    (c) The annual report to Shareholders shall contain a breakdown of the costs reimbursed to the Sponsor. Within the scope of the annual audit of the Trust Advisor's and Corporate Trustee's financial statements, the independent certified public accountants must issue a special report on the allocation of such costs to the Trust. The special report shall be in accordance with the American Institute of Certified Public Accountants United States Auditing Standards relating to special reports.

    (d) Within 180 days after the end of each year following the first anniversary of the Termination Date, the Trust shall provide the Investors with an estimated valuation per Share based, if possible, upon a generally accepted method or methods of valuation of the Trust Property.

    10.4 BANK ACCOUNTS. The Trust shall maintain separate segregated accounts in its name at one or more commercial banks, and the cash funds of the Trust shall be kept in any of those accounts as determined by the Trust.

    10.5  TEMPORARY  INVESTMENTS.    Pending  investment  in  Enhanced  Yield
Investments, as that term is defined in the Prospectus and to the extent the Trust's funds are not otherwise committed to transactions or required for other purposes, the Trust will invest its available funds in interest-bearing bank accounts, money market mutual funds, Treasury securities and/or certificates of deposit with maturities of less than one year (collectively, "Temporary Investments"). Temporary Investments may also include commercial paper (rated or unrated) and other short-term securities. Temporary Investments constituting cash, cash items, securities issued or guaranteed by the United States Treasury or United States government agencies and high quality debt securities (commercial paper rated in the two highest rating categories by Moody's Investor Services, Inc. or Standard & Poor's Corporation, or if not rated, issued by a company having an outstanding debt issue so rated, or corporate bonds rated at least A) with maturities of less than one year at the time of investment will qualify for determining whether the Trust has 70% of its total assets invested in Managed Companies or in qualified Temporary Investments for purposes of the business development company provisions of the Investment Company Act.

                                   ARTICLE XI
                      RIGHTS AND OBLIGATIONS OF INVESTORS

    11.1  PARTICIPATION IN  MANAGEMENT.   No  Investor  (other than  the Trust
Advisor acting in its capacity as such) shall have the right, power, authority or responsibility to participate in the ordinary and routine management of the Trust's affairs or to bind the Trust in any manner.

    11.2 RIGHTS TO ENGAGE IN OTHER VENTURES. No Investor or any officer, director, shareholder or other person holding a legal or beneficial interest in any Investor shall, by virtue of his ownership of a direct or indirect interest in the Trust, be in any way prohibited from or restricted in engaging in, or possessing an interest in, any other business venture of a like or similar nature.

    11.3 LIMITATIONS ON TRANSFERABILITY. The interest of an Investor shall not be transferable except under the conditions set forth in Article 13 hereof.

    11.4  INFORMATION.   (a) Each Investor's rights  to obtain information from
the Trust from time to time are set forth in this Section. Every Shareholder shall at all times have access to the records of the Trust and may inspect and copy any of them. In addition to information provided under Section 10.3, each Investor shall be provided on request with the following:

       (1) True and full information regarding the status of the Trust's business and financial condition;

       (2) Promptly after becoming available, a copy of the Trust's federal, state and local income tax returns or information returns for the preceding year and prior years to the extent reasonably available;

       (3) A copy of the Certificate and this Declaration and all amendments thereto;

       (4) True and full information regarding the amount of cash and a description and statement of the agreed value of any other property or services contributed by each Shareholder and which any Shareholder has agreed to contribute in the future, and the date on which each current Shareholder acquired his Shares; and

       (5) Such other information regarding the Trust's affairs as is just and reasonable.

    (b) An alphabetical list of the names, addresses and business telephone numbers of the Shareholders of the Trust along with the number of Shares held by each of them (the "Shareholder list") shall be maintained as a part of the books and records of the Trust and shall be available for inspection by any Shareholder or its designated agent at the home office of the Trust upon the request of the Shareholder. With respect to the Shareholder list:

       (1) The Shareholder list shall be updated at least quarterly to reflect changes in the information contained therein.

       (2) A copy of the Shareholder list shall be mailed to any Shareholder requesting the Shareholder list within ten (10) days of the request. The copy of the Shareholder list shall be printed in alphabetical order, on white paper, and in a readily readable type size (in no event smaller than 10-point type). A reasonable charge for copy work may be charged by the Trust.

       (3) The purposes for which a Shareholder may request a copy of the Shareholder list include, without limitation, matters relating to Shareholders' voting rights under the Declaration of Trust and the exercise of Shareholders' rights under federal proxy laws.

       (4) If the Sponsor of the Trust neglects or refuses to exhibit, produce, or mail a copy of the Shareholder list as requested, the Sponsor shall be liable to any Shareholder requesting the list for the costs, including attorneys' fees, incurred by that Shareholder for compelling the production of the Shareholder list, and for actual damages suffered by any Shareholder by reason of such refusal or neglect. It shall be a defense that the actual purpose and reason for the requests for inspection or for a copy of the Shareholder list is to secure such list of Shareholders or other information for the purpose of selling such list or copies thereof, or of using the same for a commercial purpose other than in the interest of the applicant as a Shareholder relative to the affairs of the Trust. The Sponsor may require the Shareholder requesting the Shareholder list to represent that the list is not requested for a commercial purpose unrelated to the Shareholder's interest in the Trust. The remedies provided hereunder to Shareholders requesting copies of the Shareholder list are in addition to, and shall not in any way limit, other remedies available to Shareholders under federal law, or the laws of any state.

    (c) The Trust shall establish reasonable standards governing, without limitation, the information and documents to be furnished and the time and the location, if appropriate, of furnishing that information and documents.
Costs of providing information and documents shall be borne by the requesting Investor except for DE MINIMIS amounts consistent with the Trust's ordinary practices. The Trust shall be entitled to reimbursement for its direct, out-of-pocket expenses incurred in declining and resisting unreasonable requests (in whole or in part) for information.

    (d) The Trust may keep confidential from Investors for such period of time as it deems reasonable any information that it reasonably believes to be in the nature of trade secrets or other information that the Trust in good faith believes would not be in the best interests of the Trust to disclose or that could damage the Trust or its business or that the Trust is required by law or by agreement with a third party to keep confidential.

    (e) The Trust may keep its records in other than written form if capable of conversion into written form within a reasonable time.

    (f) All demands or requests for information under this Section shall be solely for a purpose reasonably related to the Investor's interest in the Trust. All requests or demands for information under this Section shall be in writing and shall state the purpose of the demand; the Trust's acceptance or oral requests shall not waive or limit the scope of this provision. Any action to enforce rights under this Section may be brought in the Delaware Court of Chancery, subject to Section 15.4.

    11.5 SALE OF ASSETS. A majority in interest of the Shareholders may cause the sale, exchange, lease, mortgage, pledge or transfer of all or substantially all of the Trust's assets not in the ordinary course of operations of Trust Property.

                                  ARTICLE XII
                    POWERS, DUTIES AND LIMITATIONS OF TRUST
                        ADVISOR AND INDEPENDENT TRUSTEES

    12.1 MANAGEMENT OF THE TRUST. The Trust Advisor shall have full, exclusive and complete discretion in the management and control of the Trust, except as otherwise provided herein. The Trust Advisor agrees to manage and control the affairs of the Trust to the best of its ability and to conduct the operations contemplated under this Declaration in a careful and prudent manner and in accordance with good industry practice. The Trust Advisor may bind the Trust.

    12.2 ACCEPTANCE OF SUBSCRIPTIONS. The Trust Advisor shall not cause the Trust to accept any subscription for Shares except as provided in Article 1.

    12.3 SPECIFIC LIMITATIONS. (a) The Trust Advisor shall not take any of the following actions without the approval of all Investors:

       (1) Any act in contravention of this Declaration or the Certificate;

       (2) Any act that would make it impossible to carry on the Trust's ordinary business;

       (3) Effecting a confession of judgment against the Trust in an amount exceeding Ten Percent (10%) of the aggregate Capital Contributions;

       (4) Causing the dissolution or termination of the Trust prior to the expiration of its term, except as provided under Article 14;

       (5) Possessing Trust Property or assigning rights in specific Trust Property for other than a Trust purpose; or

       (6) Constituting any other person as a Trust Advisor, except as provided in Article 14.

    (b) The Trust Advisor shall not sell, exchange, lease, mortgage, pledge or transfer all or substantially all of the Trust's assets if not in the ordinary course of operation of Trust Property or amend this Declaration without the approval of a Majority of the Investors except as specified in this Declaration.

    (c) The Trustees, the Trust or the Trust's agents shall not take any action that is prohibited to the Trust Advisor by this or any other provision of this Declaration and shall take all actions necessary or advisable to carry out actions specified in this Section that are approved as specified herein.

    (d) The Trust Advisor shall not cause the merger or other reorganization of the Trust without the approval of a Majority of the Investors.

    (e) A Sponsor shall not acquire assets from the Trust.

    (f) The Trust may not lease assets to the Sponsor. The Trust shall not purchase or lease assets from the Sponsor. Notwithstanding the foregoing, the Sponsor may purchase (but not from an affiliated program) assets in its own name (and assume loans in connection therewith) and temporarily hold title thereto, for the purposes of facilitating the acquisition of the assets, the borrowing of money, obtaining financing for the Trust, provided that all of the following conditions are met: (i) The assets are purchased by the Trust for a price no greater than the cost of the assets to the Sponsor. (ii) All income generated by, and expenses associated with, the assets so acquired shall be treated as belonging to the Trust. (iii) There are no other benefits arising out of such transaction to the Sponsor apart from compensation otherwise permitted in this Declaration.

    (g) No loans may be made by the Trust to the Sponsor.

    (h) The Trust may not acquire assets in exchange for Shares.

    (i) The Trust shall not give the Sponsor an exclusive right to sell or exclusive employment to sell assets for the Trust.

    (j) The Trust shall not pay, directly or indirectly, a commission or fee to a Sponsor, except as part of a Front End Fee, in connection with the reinvestment of Cash Available For Distribution or of the proceeds of the resale, exchange, or refinancing of Trust assets.

    (k) No rebates or give-ups may be received by the Sponsor nor may the Sponsor participate in any reciprocal business arrangements which would circumvent the provisions of this Declaration, or which would circumvent the restrictions against dealing with Affiliates or promoters.

    (l) No Sponsor shall directly or indirectly pay or award any commissions or other compensation to any person engaged to sell Shares or give investment advice to a potential Shareholder, provided, however, that this clause shall not prohibit the payment to a registered broker-dealer or other properly licensed person of normal sales commissions for selling Shares.

    (m) The funds of the Trust shall not be commingled with the funds of any other persons.

    (n)Investment in Other Programs. (i) The Trust shall be permitted to invest in general partnerships or joint ventures with non-Affiliates that own and operate specific assets, if the Trust, alone or together with any publicly registered Affiliate of the Trust, acquires a controlling interest in such a general partnership or joint venture, but in no event shall duplicate fees be permitted. For purposes of this section, "controlling interest" means an equity interest possessing the power to direct or cause the direction of the management and policies of the general partnership or joint venture, including the authority to:

               (A) review all contracts entered into by the general partnership or joint venture that will have a material effect on its business or assets;

               (B) cause a sale or refinancing of the assets or its interest therein subject, in certain cases where required by the partnership or joint venture agreement, to limits as to time, minimum amounts and/or a right of first refusal by the joint venture partner;

               (C) approve budgets and major capital expenditures, subject to a stated minimum amount;

               (D) veto any sale or refinancing of the assets, or alternatively, to receive a specified preference on sale or refinancing proceeds; and

               (E) exercise a right of first refusal on any desired sale or refinancing by the joint venture partner of its interest in the assets, except for transfer to an Affiliate of the joint venture partner.

          (ii) The Trust shall be permitted to invest in general partnerships or joint ventures with other publicly registered Affiliates of the Trust if all of the following conditions are met:

               (A) The Trust and such Affiliate have substantially identical investment objectives.

               (B) There are no duplicate fees.

               (C) The compensation payable by the general partnership or joint venture to the Sponsors in each program that invests in such partnership or joint venture is substantially identical.

               (D) Each program has a right of first refusal to buy if the other program wishes to sell assets held in the joint venture.

               (E) The investment of each program is on substantially the same terms and conditions.

               (F) The Prospectus discloses the potential risk of impasse on joint venture decisions since no program controls, and the potential risk that while a program may have the right to buy the assets from the partnership or joint venture, it may not have the resources to do so.

         (iii) The Trust shall  be permitted  to invest in  general partnerships
    or joint   ventures  with  Affiliates  other  than  publicly  registered
    Affiliates of the Trust only if all of the following conditions are met.

               (A) The investment is necessary to relieve the Sponsor from any commitment to purchase the assets entered into in compliance with Section 12.3(f) prior to the closing of the offering period of the program.

               (B) There are no duplicate fees.

               (C) The investment of each entity is on substantially the same terms and conditions.

               (D) The program has a right of first refusal to buy if the Sponsor wishes to sell assets held in the joint venture.

               (E) The Prospectus discloses the potential risk of impasse on joint venture decisions.

          (iv) Programs  structured to conduct operations through separate
    single-purpose   entities   managed   by   the   Sponsor  (multi-tier
    arrangements) shall be permitted provided that the terms of any such arrangements do not result in the circumvention of any of the requirements or prohibitions contained in this Declaration. In particular, all such program agreements shall accompany the Prospectus, if available, and shall contain provisions which assure that all of the following restrictions will be present:

               (A) There  will be  no duplication or  increase in Organizational
           and  Offering  Expenses,   Sponsor's  compensation,   program
           expenses or other fees and costs.

               (B) There  will be no substantive alteration in the fiduciary and
           contractual  relationship   between  the   Sponsor  and   the
           Shareholders.

               (C) There   will  no   diminishment  in  the   voting  rights  of
           Shareholders.

           (v) Other than as specifically permitted in Subsections ii), (iii) and (iv) above, the Trust shall not be permitted to invest in general partnerships or joint ventures with Affiliates.

          (vi) The Trust shall be permitted to invest in general partnership interests of limited partnerships only if the Trust, alone or together with any publicly registered Affiliate of the Trust meeting the requirements of Subsection (ii) above, acquires a "controlling interest" as defined in Subsection (i), no duplicate fees are permitted, and no additional compensation is paid to the Sponsor.

    (o) On financing made available to the Trust by the Sponsor, the Sponsor may not receive interest in excess of the lesser of the Sponsor's cost of funds or the amounts which would be charged by unrelated lending institutions on comparable loans for the same purpose. The Sponsor shall not impose a prepayment charge or penalty in connection with such financing and the Sponsor shall not receive points or other financing charges. The Sponsor shall be prohibited from providing permanent financing for the Trust. For purposes of this Section, "permanent financing" shall mean any financing with a term in excess of twelve
(12) months.

    12.4  SPECIFIC  POWERS.   In addition  to the  powers and  duties otherwise
provided for in this Declaration, the Trust Advisor has the following powers and duties, subject to the supervision and review of the Board under Section 12.5:

    (a) To direct or supervise the Corporate Trustee, the Trust and the Trust's agents in the exercise of any action relating to the Trust's affairs, including without limitation the powers described in Section 1.8;

    (b) To take the actions specified in Section 12.3 if the approvals specified therein are obtained;

    (c) To amend this Declaration as specified in Section 15.8(a) or other provisions of this Declaration;

    (d) To lend money to the Trust (without being obligated to do so) if such loan bears interest at a reasonable rate not exceeding the Trust Advisor's interest cost or the amount that would be charged to the Trust by an unrelated lender on a comparable loan for the same purpose (without reference to the financial abilities or guarantees of the Trust Advisor). The Trust Advisor may not receive points or other financing charges or fees regardless of the amount loaned to the Trust. Before making any loans to the Trust, a Trust Advisor will attempt to obtain a loan from an unrelated lender secured, if at all, only by Trust Property;

    (e) To approve in its sole discretion any transfer of Shares;

    (f) To terminate the offering of Shares at any time prior to the Termination Date, provided that the Escrow Date has occurred;

    (g) To  withdraw  the  offering of Shares at any time as provided in Section
1.6;

    (h) To take any action in its discretion that may be necessary, advisable or appropriate to maintain the Trust's status as a business development company under the Investment Company Act, without any requirement to give notice to or to obtain the prior or subsequent consent of any Investor;

    (i) To acquire such assets or properties, real or personal, as the Trust Advisor in its sole discretion deems necessary or appropriate for the conduct of the Trust's business and to sell, exchange, distribute to Shareholders in kind or otherwise dispose of any part of the Trust Property in the ordinary course of the operation of the Trust Property;

    (j) To waive any fees or compensation payable to it and to credit such waived amount in its discretion against any obligations it may have to contribute capital under Section 14.7;

    (k) To defer any fees or compensation payable to it;

    (l) To provide, or arrange for the provision of, managerial assistance to those persons in which the Trust invests; and

    (m) To establish valuation principles and to periodically apply such principles to the Trust's investment portfolio.

    (n) To modify any provision of this Declaration, if, in the opinion of counsel to the Trust and the Trust Advisor, such modification is necessary to cause the allocations contained in this Declaration to have substantial economic effect in accordance with the final regulations relating to
Section 704 of the Code or any other statutory provision or regulation relating to such allocations.

    12.5 INDEPENDENT TRUSTEES. (a) There shall be at least two Independent Trustees at all times. The number of Independent Trustees may be increased (but to not more than eight) or decreased (but to not fewer than two) from time to time by action of a Majority of the Trust Advisor and the Independent Trustees, acting together (collectively, the "Board'). At all times a Majority of the members of the Board shall be Independent Trustees who are not "interested persons" of the Trust as defined by Section 2(a)(19) of the Investment Company Act. If at any time Fifty Percent (50%) or more of the members of the Board are "interested persons," the Trust will take action under Section 12.5(b) within 90 days to correct that condition. The Independent Trustees shall have terms of indefinite duration, subject only to removal, incapacity or resignation under this Section 12.5.

    (b) Vacancies, however caused, in the authorized number of Independent Trustees shall be filled by a Majority of the remaining Board members. If no Independent Trustee remains, the Trust Advisor shall call a special meeting of Investors for the purpose of electing Independent Trustees within 90 days after the last vacancy results. At the inception of this Trust, the Independent Trustees may be appointed by the Corporate Trustee or by the action of the Investors.

    (c) The Trust shall not take any of the following actions except after either a meeting of the Board at which at least a Majority of the Board and a Majority of the Independent Trustees approve the action (if there are only two Independent Trustees, both shall be required to approve); or approval by a Majority of the Investors and by a Majority of the Independent Trustees at a meeting (if there are only two Independent Trustees, both shall be required to approve):

       (1) Execution of and renewal of a Management Agreement between the Trust and the Trust Advisor-or any other agreement under which a person is to act as an investment adviser for the Trust (the initial execution of a Management Agreement or investment adviser agreement shall also require the approval of a Majority of the Shareholders);

       (2) Execution and renewal of any agreement with a person who undertakes regularly to serve or act as principal underwriter for the Trust; and

       (3) Appointment of independent certified public accountants for the Trust.

    (d) The Trust shall not effect any sale of Shares below the then current net asset value (as defined in the Investment Company Act) unless at a meeting of the Board at least a Majority of the Board and a Majority of the Independent Trustees approve the action if there are only two Independent Trustees, both shall be required to approve).

    (e) The Board shall also supervise and review the actions of the Trust Advisor in managing the Trust and shall have the right to require action by the Trust Advisor to the extent necessary to carry out the fiduciary duties of the Board's members. The Board shall also perform all other duties imposed on directors of business development companies by the Investment Company Act. Except as expressly authorized by this Declaration or the Investment Company Act, the Independent Trustees shall not have any management or administrative powers over the Trust or the Trust Property. The Independent Trustees shall not take any action except at a meeting of the Board or by unanimous written consent of the Independent Trustees and the Trust Advisor.

    (f) The Board shall meet at least quarterly on the call of the Trust Advisor and at such other times as determined by the Board. Except to the extent conflicting with the Delaware Act, the Investment Company Act or this Declaration, the law of Delaware governing meetings of directors of corporations shall govern meetings, voting and consents by the members of the Board. The Trust Advisor may be represented for any purpose by any of its officers.

    (g) As compensation  for services  rendered to  the Trust,  each Independent
Trustee who is not an "interested director" as defined by the Investment Company Act shall be paid by the Trust the sum of $12,000 annually, plus $1,000 per meeting of the Board attended up to a maximum of $24,000 in meeting fees per year. The Trust shall reimburse the Independent Trustees for all reasonable out-of-pocket expenses relating to attendance at meetings or otherwise performing his duties hereunder. The Board may review the compensation payable to the Independent Trustees annually and may increase or decrease it as the Board sees reasonable. No compensation shall be payable by the Trust to the Independent Trustees or to any other Managing Persons for their services except as specified by this Declaration, under a management or underwriting agreement approved under this Section 12.5 or indirectly as an officer, director, stockholder or employee of the Trust Advisor or other Managing Person otherwise entitled to receive compensation hereunder.

    (h) Any Independent Trustee may resign if he or she gives notice to the Trust of his or her intent to resign and cooperates fully with any successor Independent Trustee appointed under Section 2.5(b), effective on the designation of the successor Independent Trustee.

    (i) Any Independent Trustee may be removed, either for cause by the action of at least two-thirds of the remaining members of the Board; or by action of a majority in interest of the Shareholders. Removal of an Independent Trustee shall not affect the validity of any actions taken prior to the date of removal.

    12.6 OFFICERS OF TRUST. (a) The Trust Advisor may appoint a President, one or more Vice Presidents as designated by the Trust Advisor, a Secretary and such other officers and agents as the Trust Advisor may from time to time consider appropriate, none of whom need be a Shareholder. Except as otherwise prescribed by the Trust Advisor or in this Declaration, each officer shall have the powers and duties usually appertaining to a similar officer of a Delaware corporation under the direction of the Trust Advisor and shall hold office at the pleasure of the Trust Advisor. Any two or more offices may be held by the same person. Any officer may resign by delivering a written resignation to the Trust Advisor and such resignation shall take effect upon delivery or as specified therein.

    (b) All conveyances of real property or any interest therein by the Trust may be made by the Corporate Trustee, which shall execute on behalf of the Trust any instruments necessary to effect the conveyance. A certificate of the Secretary of the Trust stating compliance with this Section 12.6(b) shall be conclusive in favor of any person relying thereon.

    (c) All other documents, agreements, instruments and certificates that are to be made, executed or endorsed on behalf of the Trust shall be made, executed or endorsed by such officers or persons as the

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Trust  Advisor  shall from  time to  time  authorize and  such authority  may be general or confined to specific instances. In the absence of other provisions, the President is authorized to execute any document, to take any action on behalf of the Trust within this Section 12.6(c), and to authorize other officers to execute confirmatory documents or certificates.

    12.7 PRESUMPTION OF POWER. The execution by the Corporate Trustee, the Trust Advisor or the officers on behalf of the Trust of leases, assignments, conveyances, contracts or agreements of any kind whatsoever shall be sufficient to bind the Trust. No person dealing with the Trust Advisor or the Trust's officers shall be required to determine their authority to make or execute any undertaking on behalf of the Trust, nor to determine any fact or circumstances bearing upon the existence of their authority nor to see the application or distribution of revenues or proceeds derived therefrom, unless and until such person has received written notice to the contrary.

    12.8 OBLIGATIONS NOT EXCLUSIVE. The Trust Advisor and the Trustees shall be required to devote only such part of their time as is reasonably needed to manage the business of the Trust, it being understood that the Trust Advisor and the Trustees have and shall have other business interests and therefore shall not be required to devote their time exclusively to the Trust. The Trust Advisor and the Trustees shall in no way be prohibited from or restricted in engaging in, or possessing an interest in, any other business venture of a like or similar nature. Nothing in this Section 12.8 shall relieve the Trust Advisor of other fiduciary obligations to the Investors, except as limited in Article 3. Notwithstanding anything to the contrary contained in this Article or elsewhere in this Declaration, the Trust Advisor shall have no duty to take any affirmative action with respect to management of the Trust business or the Trust Property which might require the expenditure of monies by the Trust or the Trust Advisor unless the Trust then has such monies available for the proposed expenditure. Under no circumstances shall the Trust Advisor be required to expend its own funds in connection with the day to day operation of Trust business.

    12.9 RIGHT TO DEAL WITH AFFILIATES. No act of the Trust shall be affected or invalidated by the fact that a Managing Person may be a party to or have an interest in any contract or transaction of the Trust, provided that the fact of the Managing Person's interest shall be disclosed or shall have been known to the Shareholders or the contract or transaction is at prevailing rates or on terms at least as favorable to the Trust as those available from persons who are not Managing Persons, except that no Managing Person shall acquire assets from the Trust and the Trust shall not acquire any asset from a Managing Person except to the extent permitted by the Investment Company Act.

    12.10 MANAGEMENT SHARE. The Trust Advisor shall be credited with a Management Share which shall have no voting rights and shall be deemed to have attached to it the rights appertaining to the Trust Advisor under this Declaration. No Management Share shall be held by or transferred to a person who is not a Trust Advisor except as provided by Section 13.1.

    12.11 REMOVAL OF TRUST ADVISOR. (a) The holders of at least Ten Percent (10%) of the Shares may propose the removal of a Trust Advisor, either by calling a meeting or soliciting consents in accordance with the terms of this Declaration. On the affirmative vote of a Majority of the Investors (excluding Shares held by the Trust Advisor that is the subject of the vote or by its Affiliates), such Trust Advisor shall be removed. A Majority of the Independent Trustees may also remove the Trust Advisor.

    (b)In the event of any such removal or other incapacity (other than voluntary resignation without cause) of a Trust Advisor as enumerated in
Section 14.1(c), the former Trust Advisor may elect in its sole discretion to take and to cause the Trust to take one of the following courses of action:

       (1) The former Trust Advisor may elect to exchange its Management Share for a series of cash payments from the Trust to the former Trust Advisor in amounts equal to the amounts of distributions to which the former Trust Advisor would otherwise have been entitled under this Declaration in respect of investments made by the Trust prior to the date of the removal or other incapacity. Such payments shall be payable out of the Trust's available cash before any distributions are made to the Investors pursuant to this Declaration. For purposes of this Section 12.11(b)(1), from and after the

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    date  of any  such removal or  other incapacity: the  former Trust Advisor's interest in the Trust attributable to its Management Share shall be terminated and its Capital Account shall be reduced by the amount which is attributable to its Management Share and (ii) the former Trust Advisor shall continue to receive its pro rata share of all allocations to Investors provided in this Declaration that are attributable to Shares acquired by the former Trust Advisor.

       (2) In the alternative, subject to the Trust's obtaining an exemptive order from the Securities and Exchange Commission, if required, the former Trust Advisor may elect to engage a qualified independent appraiser and cause the Trust to engage a separate qualified independent appraiser (at the Trust's expense in each case), who shall value the Trust Property as of the date of such removal or other incapacity as if the Trust Property had been sold at its fair market value so as to include all unrecognized gains or losses. If the two appraisers cannot agree on a value, they shall appoint a third independent appraiser (whose cost shall be borne by the Trust) whose determination, made on the same basis, shall be final and binding. Based on the appraisal, the Trust shall make allocations to the former Trust Advisor's Capital Account of Profits, Losses and other items resulting from the appraisal as of the date of such removal or other incapacity as if the Trust's fiscal year had ended solely for the purpose of determining the former Trust Advisor's Capital Account. If the former Trust Advisor has a positive Capital Account after such allocation, the Trust shall deliver a promissory note of the Trust to the former Trust Advisor, with a principal amount equal to the former Trust Advisor's Capital Account and which shall bear interest at a rate per annum equal to the prime rate in effect on the date of removal or other incapacity, as set forth on such date in the Money Rates section of the Wall Street Journal (or if not published on such date, then on the first date immediately preceding such date that it is published) with interest payable annually and principal payable only from Twenty Percent (20%) of any available cash before any distributions thereof are made to the Investors under this Declaration. If the Capital Account of the former Trust Advisor has a negative balance after such allocation, the former Trust Advisor shall contribute to the capital of the Trust in its discretion either cash in an amount equal to the negative balance in its Capital Account or a promissory note to the Trust in such principal amount maturing five years after the date of such removal or other incapacity, bearing interest at the rate specified above. For purposes of this Section 12.11(b)(2), from and after the date of any such removal or other incapacity, the former Trust Advisor's interest in the Trust shall be terminated and the former Trust Advisor shall no longer have any interest in the Trust other than the right to receive the promissory note and payments thereunder as provided above. The former Trust Advisor shall continue to receive its pro rata share of all allocations to Investors provided in this Declaration that are attributable to Shares acquired by the former Trust Advisor.

       (3) If the Trust and the Trust Advisor cannot agree upon the amount to be paid to the Trust Advisor pursuant to this section, the Trust may require that such amount be determined by arbitration in accordance with the then current rules of the American Arbitration Association. The expense of arbitration shall be borne equally by the terminated Trust Advisor and the Trust.

    (c) In the event that a Trust Advisor is removed or no longer serves as a Trust Advisor due to an incapacity enumerated in Section 14.1(c), the former Trust Advisor shall not be entitled to any uncollected fees specified in
Article 9 to the extent not accrued before the date of such removal or other incapacity.

    12.12 INDEMNIFICATION OF DEALER MANAGER. (a) The Dealer Manager shall not have any duty, responsibility or obligation to the Trust, the Trustees or any Shareholder as a consequence of its right to receive any selling commissions or placement agent fees from the Trust in connection with any offering of Shares, except to the extent provided under the Act. The Dealer Manager has not assumed, and will not assume, any responsibility with respect to the Trust nor will it be permitted by the Trust to assume any duties, responsibilities or obligations regarding the management, operations or any of the business affairs of the Trust, subsequent to any offering of Shares.

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
    (b)The Dealer Manager shall be indemnified and held harmless by the Trust against any losses, damages, liabilities or costs (including attorneys'
fees) arising from any threatened, pending or completed action, suit, claim or proceeding by any Shareholder against the Dealer Manager (except as may be limited by the Act or applicable state statutes, including, but not limited to, the Massachusetts Securities Act), based upon the assertion that the Dealer Manager has any continuing duty or obligation, subsequent to any offering of Shares, to the Trust, the Trustees or any Shareholder or otherwise to monitor Trust operations or report to Investors concerning Trust operations.

    (c) Notwithstanding anything to the contrary contained in this Declaration, any person acting as broker-dealer shall not be indemnified for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws unless one or more of the following conditions are met: (a) There has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee; (b) Such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee; (c) A court of competent jurisdiction approves a settlement of the claims against a particular indemnitee and finds that indemnification of the settlement and related costs should be made, and the court of law considering the request for indemnification has been advised of the position of the Securities and Exchange Commission and the published position of any state securities regulatory authority in which Shares were offered or sold as to indemnification for violations of securities laws.

    (d) The Trust may not incur the cost of that portion of liability insurance which insures the Sponsor for any liability as to which the Sponsor is prohibited from being indemnified under this section.

    12.13 CONTRIBUTION. Each of the initial Trust Advisor and subsequent Trust Advisors agrees that it shall remain jointly or jointly and severally liable as required by law for any obligation or recourse liability of the Trust incurred during the period in which it is a Trust Advisor. However, the existing and subsequent Trust Advisors hereby agree among themselves to contribute to each other the amount of funds necessary to effectuate a sharing of Trust obligations and recourse liabilities in proportion to each Trust Advisor's share of such obligations and liabilities as they accrue.

    12.14 LIMITATION ON VOTING OF SHARES. With respect to any Shares owned by the Sponsor, the Sponsor may not vote or consent on matters submitted to the Shareholders regarding the removal of the Sponsor or regarding any transaction between the Trust and the Sponsor. In determining the existence of the requisite percentage in interest of Shareholder's necessary to approve a matter on which the Sponsor may not vote or consent, any Shares owned by the Sponsor shall not be included.

                                  ARTICLE XIII
                              TRANSFERS OF SHARES

    13.1 TRANSFER OR RESIGNATION BY TRUST ADVISOR. The Trust Advisor shall not sell, assign or otherwise transfer its Management Share or resign without cause (which cause shall not include the fact or the determination that continued service would be unprofitable to the Trust Advisor) without first obtaining the consent of a Majority of the Investors, except that (i) the Trust Advisor may pledge its Management Share for a loan to the Trust Advisor provided that such pledge does not reduce the cash flow of the Trust distributable to other Shareholders and (ii) the Trust Advisor may waive, defer or assign compensation or fees payable to it. Without concurrence of a majority in interest of the Shareholders, the Trust Advisor may not voluntarily withdraw from the Trust without one hundred twenty (120) days prior written notice to the Shareholders, unless such withdrawal would not affect the tax status of the Trust and would not materially adversely affect the Shareholders. If the Shareholders elect to continue the Trust, the withdrawing Trust Advisor shall pay all expenses incurred as a result of its withdrawal.

    13.2 TRANSFERS BY INVESTORS. An Investor may sell, exchange or transfer his Shares except as restricted by and upon compliance with all applicable laws and all of the following provisions of this Section 13.2:

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
    (a) Shares may not be transferred to any person or entity if, as determined by the Trust, such assignment would have adverse regulatory consequences to the Trust or any Trust Property. The Trust shall have no obligation to transfer shares on the books and records of the Trust if such transfer would violate the Publicly Traded Partnership provisions as determined in the sole and absolute discretion of the Trustees.

    (b) The written approval of the Trust Advisor must be obtained, the granting or denial of which shall be within its sole and absolute discretion.

    (c) The transferor and transferee must deliver a dated notice in writing signed by each, confirming that (i) the transferee accepts and agrees to comply with all the terms of this Declaration and (ii) the transfer was made in compliance with this Declaration and all applicable laws and regulations including the Rules and Regulations restricting transfers as may be adopted by the Trust Advisor from time to time to prevent the Trust from being treated as a Publicly Traded Partnership.

    (d) The  transferor, transferee  and  the  Trust  must  execute  all   other
certificates, instruments and documents and take all such additional action as the Trust may deem appropriate.

    (e) The Trust may require as a condition to any transfer that may create a future interest that an opinion of counsel acceptable to the Trust be delivered to the Trust confirming that the proposed transfer does not have adverse effects on the Trust under the rule against perpetuities or similar provisions of law.

    Transfers shall be effective and recognized upon fulfillment of the requirements of clauses (a) through (e) above and the transferee shall be an Investor owning Shares with the same rights as appertained to the transferor. Any purported sale or transfer consummated without first complying with this
Section 13.2 shall be void and the Trust shall have no obligation to recognize the ownership right of any transferee of Shares.

    13.3 ASSIGNMENTS BY OPERATION OF LAW. If any Investor shall die, with or without leaving a will, or become incompetent, bankrupt or insolvent, or if a corporation, partnership or trust investor dissolves during the Trust term or if any other involuntary transfer of an Investor's Shares is made, the legal representatives, heirs and legatees (and spouse, if the Shares have been community property of such Investor and his or her spouse), bankruptcy assignees, successors, assigns and corporate, partnership or trust distributees or such other involuntary transferees shall not become transferees but shall have (subject to the other terms and provisions hereof) such rights as are provided with respect to such persons under the law; provided, however, that such legal representatives, heirs and legatees, spouse, bankruptcy assignees, successors, assigns and corporate, partnership or trust distributees or involuntary transferees may become transferees in accordance with the provisions of Section 13.2.

    13.4 EXPENSES OF TRANSFER. In the sole discretion of the Trust, the person acquiring Shares pursuant to any of the provisions of this Article 13 may be required to bear all costs and expenses necessary to effect a transfer of such Shares including, without limitation, reasonable attorney's fees incurred in preparing any required amendments to this Declaration and the Certificate to reflect such transfer or acquisition and the cost of filing such amendments with the appropriate governmental officials.

    13.5   SURVIVAL OF  LIABILITIES.   No  sale or  assignment of  Shares  shall
release the transferor from those liabilities to the Trust which survive such assignment or sale as a matter of law or that are imposed under Section 3.4.

    13.6 NO ACCOUNTING. No transfer of Shares, whether voluntary, involuntary or by operation of law, shall entitle the transferor or transferee to demand or obtain immediate valuation, accounting or payment of the transferred Shares.

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
                                  ARTICLE XIV
                    DISSOLUTION, TERMINATION AND LIQUIDATION

    14.1 DISSOLUTION. Unless the provisions of Section 14.2 are elected, the Trust shall be dissolved and its business shall be wound up upon the decision of the Trust Advisor to withdraw the offering of Shares described in the Prospectus in accordance with Section 12.4(g) or on the earliest to occur of:

    (a) The later of December 31, 2005, or ten years from the Termination Date, except the Independent Trustees have the right to extend the term of the Trust for up to two (2) additional one-year periods if the Independent Trustees determine that such extensions are in the best interest of the Trust and the best interest of the Shareholders;

    (b )The sale of all or substantially all of the Trust Property;

    (c) The death, removal, dissolution, resignation, insolvency, bankruptcy or other legal incapacity of the Trust Advisor or any other event which would legally disqualify the Trust Advisor from acting hereunder;

    (d) The decision of a Majority of Investors; or

    (e) The occurrence of any other event which, by law, would require the Trust to be dissolved.

    14.2 CONTINUATION OF THE TRUST. Upon the occurrence of any event of dissolution described in Sections 14.1(a) through (e), inclusive, the Trust shall be dissolved and wound up unless (i) the Trust Advisor and a Majority of the Investors (calculated without regard to Shares owned by the Trust Advisor or its Affiliates) within 90 days after the occurrence of any such event of dissolution elect to continue the Trust or, (ii) if there is no remaining Trust Advisor, within 90 days after the occurrence of any such event of dissolution, a Majority of the Investors shall elect, in writing, that the Trust shall be continued on the terms and conditions herein contained and shall designate one or more persons willing to be substituted as a Trust Advisor or Trust Advisors. In the event there is no remaining Trust Advisor and a Majority of the Investors elect to continue the Trust, it shall be continued with the new Trust Advisor or Trust Advisors who shall succeed to and assume all of the powers, privileges and obligations of the previous Trust Advisor or Trust Advisors hereunder except as specified in Section 12.11. In the event of a dissolution under this Section 14.2, the former Trust Advisor or Trust Advisors shall have the rights specified in Section 12.11.

    14.3 OBLIGATIONS ON DISSOLUTION. The dissolution of the Trust shall not release any of the parties hereto from their contractual obligations under this Declaration.

    14.4  LIQUIDATION PROCEDURE.  Upon dissolution of the Trust for any reason:

    (a) A reasonable time shall be allowed for the orderly liquidation of the assets of the Trust and the discharge of liabilities to creditors so as to enable the Trust to minimize the losses normally attendant to a liquidation, provided the Trust will, in any event, liquidate any remaining investments within three (3) years from the occurrence of the event of dissolution;

    (b) The Shareholders and the Trust Advisor shall continue to share Profits and Losses for all tax and other purposes during the period of liquidation; and

    (c) The Trust Advisor shall act as liquidating Trust Advisor and shall proceed to liquidate the Trust Properties to the extent that they have not already been reduced to cash unless the liquidating Trust Advisor elects to make distributions in kind to the extent and in the manner herein provided and such cash, if any, and property in kind, shall be applied and distributed in accordance with Article 8.

    14.5 LIQUIDATING TRUSTEE. (a) If the dissolution of the Trust is caused by circumstances under which no Trust Advisor shall be acting as a Trust Advisor or if all liquidating Trust Advisors are unable or refuse to act, a Majority of the Investors shall appoint a liquidating trustee who shall proceed to wind up the business affairs of the Trust. The liquidating trustee shall have no liability to the Trust or to any

Shareholder for any loss suffered by the Trust which arises out of any action or inaction of the liquidating trustee if the liquidating trustee, in good faith, determined that such course of conduct was in the best interests of the Shareholders and such course of conduct did not constitute negligence or misconduct of the liquidating trustee. The liquidating trustee shall be indemnified by the Trust against any losses, judgments, liabilities, expenses and amounts paid in settlement of any claims sustained by it in connection with the Trust, provided that the same were not the result of negligence or misconduct of the liquidating trustee.

    (b) Notwithstanding the above, the liquidating trustee shall not be indemnified and no expenses shall be advanced on its behalf for any losses, liabilities or expenses arising from or out of an alleged violation of federal or state securities laws, unless (1) there has been a successful adjudication on the merits of each count involving alleged securities law violations as to the particular indemnitee, or (2) such claims have been dismissed with prejudice on the merits by a court of competent jurisdiction as to the particular indemnitee, or (3) a court of competent jurisdiction approves a settlement of the claims against a particular indemnitee.

    (c) In any claim for  indemnification for  federal or  state securities  law
violations,  the   party  seeking  indemnification  shall   place  before    the
court  the  position  of  the   Securities  and  Exchange  Commission  and   the
Massachusetts   Securities  Division   (if  applicable),   or  other  applicable
securities administrators if required, with respect to the issue of indemnification for securities law violations.

    (d)The  Trust shall  not incur  the cost of  that portion  of any insurance,
other  than  public   liability   insurance,  which  insures  any party  against
any liability the indemnification of which is herein prohibited.

    14.6 DEATH, INSANITY, DISSOLUTION OR INSOLVENCY OF AN INVESTOR OR TRUSTEE. The death, insanity, dissolution, winding up, insolvency, bankruptcy, receivership or other legal termination of a Trustee or an Investor who is not a Trust Advisor shall have no effect on the life of the Trust and the Trust shall not be dissolved thereby.

    14.7 TRUST ADVISOR'S CAPITAL CONTRIBUTIONS. Upon or prior to the first distribution in liquidation, the Trust Advisor shall contribute to the capital of the Trust an amount equal to any deficit in the Capital Account of such Trust Advisor calculated just prior to the date of such distribution, to the extent not previously contributed.

    14.8    WITHDRAWAL OF  OFFERING.   Dissolution of  the Trust  resulting from
withdrawal of the offering of Shares is governed by Section 1.6(c) and Section 12.4(g).

                                   ARTICLE XV
                                 MISCELLANEOUS

    15.1 NOTICES. Notices or instruments of any kind that may be or are required to be given hereunder by any person to another shall be in writing and deposited in the United States Mail, certified or registered, postage prepaid, addressed to the respective person at the address appearing in the records of the Trust. Any Investor may change his address by giving notice in writing, stating his new address, to the Trust. Any notice shall be deemed to have been given effective as of seventy-two (72) hours, excluding Saturdays, Sundays and holidays, after the depositing of such notice in an official United States Mail receptacle. Notice to the Trust may be addressed to its principal office.

    15.2  MEETINGS OF SHAREHOLDERS.

    (a) MEETINGS. The Trust Advisor may call meetings of the Shareholders, the Investors or any subgroup thereof concerning any matter on which they may vote as provided by this Declaration or by law or to receive and act upon a report of the Trust Advisor on matters pertaining to the Trust's business and activities. Investors holding Ten Percent (10%) or more of the outstanding securities or Shares entitled to vote on the matter may also call meetings by giving notice to the Trust demanding a meeting and stating the purposes therefor. After calling a meeting or within ten (10) days after receipt of a written request or requests meeting the requirements of the preceding sentence, the Trust shall mail to all Shareholders entitled to vote on the matter written notice of the place and purposes of the meeting, which shall be held on a date not less than fifteen (15) days nor more than sixty (60) days after the Trust mails the notice of meeting to the Shareholders at a time and place specified in the request, or if none is specified, at a time and place convenient to Shareholders. Any Shareholder or Investor entitled to vote on the matter may appear and vote or consent at a meeting by proxy, provided that such authority is granted by a writing signed by the Shareholder or Investor and delivered to the Trust at or prior to the meeting.

    (b) CONSENTS. Any consent required by this Declaration or any vote or action by the Shareholders, the Investors or any subgroup thereof may be effected without a meeting by a consent or consents in writing signed by the persons required to give such consent, to vote or to take action. The Trust Advisor may solicit consents or Investors holding Ten Percent (10%) or more of the outstanding securities or Shares entitled to vote on the matter may demand a solicitation of consents by giving notice to the Trust stating the purpose of the consent and including a form of consent. The Trust shall effect a solicitation of consents by giving those Shareholders or the Investors, as the case may be, a notice of solicitation stating the purpose of the consent, a form of consent and the date on which the consents are to be tabulated, which shall be not less than fifteen (15) days nor more than forty-five (45) days after the Trust transmits the notice of solicitation for consents. If Investors holding Ten Percent (10%) or more of the outstanding securities or Shares entitled to vote on the matter demand a solicitation, the Trust shall transmit the notice of solicitation not later than twenty (20) days after receipt of the demand.

    (c) GENERAL. To the extent not inconsistent with this Declaration, Delaware law governing stockholders' meetings, proxies and consents for corporations shall apply as to the procedure, validity and use of meetings, proxies and consents. Any Shareholder may waive notice of or attendance at any meeting or notice of any consent, whether before or after any action is taken. The date on which the Trust transmits the notice of meeting or notice soliciting consents shall be the record date for determining the right to vote or consent. A list of the names, addresses and shareholdings of all Shareholders shall be maintained as part of the Trust's books and records.

    15.3 LOAN TO TRUST BY SHAREHOLDER. If any Shareholder or the Trust Advisor shall, in addition to his Capital Contribution to the Trust, lend any monies to the Trust, the amount of any such loan shall not increase such Shareholder's or the Trust Advisor's Capital Account and it shall not entitle such Shareholder or the Trust Advisor to any increase in such Shareholder's share of the distributions of the Trust, but the amount of any such loan shall be an obligation on the part of the Trust to such Shareholder or the Trust Advisor and shall be repaid to the Shareholder or the Trust Advisor on the terms and at the interest rate negotiated at the time of the loan, and the loan shall be evidenced by a promissory note executed by the Trust except that no Shareholder shall be personally obligated to repay the loan, which shall be payable and collectible only out of the assets of the Trust.

    15.4 DELAWARE LAWS GOVERN. This Declaration shall be governed and construed in accordance with the laws of the State of Delaware, and venue for any litigation between or against any of the parties hereto may be maintained in New Castle County, Delaware; however, residents of Massachusetts may, at their option, choose to maintain any such litigation in the Commonwealth of Massachusetts.

    15.5 POWER OF ATTORNEY. Each Investor irrevocably constitutes and appoints the Trust Advisor as his true and lawful attorney-in-fact and agent to effectuate and to act in his name, place and stead, in effectuating the purposes of the Trust including the execution, verification, acknowledgment, delivery, filing and recording of this Declaration as well as all authorized amendments thereto and hereto, all assumed name and doing business certificates, documents, bills of sale, assignments and other instruments of conveyances, leases, contracts, loan documents and counterparts thereof, and all other documents which may be required to effect a continuation of the Trust and which the Trust deems necessary or reasonably appropriate, including documents required to be executed in order to correct typographical errors in documents previously executed by such Investor and all conveyances and other instruments or other certificates necessary or appropriate to effect an authorized dissolution and liquidation of the Trust. The power of attorney granted herein shall be deemed to be coupled with an interest, shall be irrevocable and shall survive the death, incompetency or legal disability of an Investor.

    15.6 DISCLAIMER. Shares in the Trust are highly speculative, and neither the Trust nor the Trust Advisor nor any Trustee nor any other Managing Person makes any guaranty or representation to any Investor as to the probability or amount of gain or loss from the conduct of Trust business.

    15.7 CORPORATE TRUSTEE RESIGNATION AND REPLACEMENT. The Trust Advisor may increase or decrease the number of Corporate Trustees so long as there is at least one Corporate Trustee which meets the requirements of Section 3807 of the Delaware Act. A Corporate Trustee may resign by delivering a written resignation to the Trust Advisor not less than 60 days prior to the effective date of the resignation. The Trust Advisor may remove a Corporate Trustee at any time, provided that if there is no incumbent, at least one new Corporate Trustee is concurrently appointed. In the event of the absence, death, resignation, removal, dissolution, insolvency, bankruptcy or legal incapacity of a Corporate Trustee or if an additional Corporate Trustee is to be appointed, the Trust Advisor shall appoint the Corporate Trustee in writing and shall subsequently give notice to the Investors, although such notice is not necessary to the validity of the appointment. A Corporate Trustee so appointed shall qualify by filing his written acceptance at the Trust's principal place of business. If there are multiple Corporate Trustees, each is vested with an undivided interest in the trust estate and may exercise all powers vested in the Corporate Trustee as directed by the Trust Advisor.

    15.8 AMENDMENT AND CONSTRUCTION OF DECLARATION. (a) This Declaration may be amended by the Trust Advisor, without notice to or the approval of the Investors, from time to time for the following purposes: (1) to cure any ambiguity, formal defect or omission or to correct or supplement any provision herein that may be inconsistent with any other provision contained herein or in the Prospectus or Registration Statement, or to effect any amendment without notice to or approval by Investors as specified in other provisions of this Declaration; (2) to make such other changes or provisions in regard to matters or questions arising under this Declaration that will not materially and adversely affect the interest of any Investor; (3) to otherwise equitably resolve issues arising under the Prospectus or this Declaration so long as similarly situated Investors are not treated materially differently; (4) to maintain the federal tax status of the Trust and any of its Shareholders (so long as no Investor's liability is materially increased without his consent) or as provided in Section 4.3(d); and (5) to comply with law.

    (b) Other amendments to this Declaration may be proposed by either the Trust Advisor or Investors owning Ten Percent (10%) or more of the outstanding Shares, in each case by calling a meeting of Investors or requesting consents under Section 15.2 and specifying the text of the amendment and the reasons therefor. No amendment under this Section 15.8(b) that increases any Shareholder's liability, changes the Capital Contributions required of him or his rights in interest in the Profits, Losses, deductions, credits, revenues or distributions of the Trust in more than a DE MINIMIS manner, his rights on dissolution, or any voting or management rights set forth in this Declaration shall become effective as to that Shareholder without his written approval thereof. Unless otherwise provided herein, all other amendments must be approved by the holders of a Majority of the outstanding Shares (calculated without regard to Shares owned by the Trust Advisor and its Affiliates), and, if the terms of a series of Shares or securities so require, by the vote of the holders of such class, series or group specified therein.

    (c) The Trust Advisor has power to construe this Declaration and to act upon any such construction. Its construction of the same and any action taken pursuant thereto by the Trust or a Managing Person in good faith shall be final and conclusive.

    15.9 BONDS AND ACCOUNTING. The Trustees and other Managing Persons shall not be required to give bond or otherwise post security for the performance of their duties and the Trust waives all provisions of law requiring or permitting the same. No person shall be entitled at any time to require the Trustees, the Trust or any Shareholder to submit to a judicial or other accounting or otherwise elect any judicial, administrative or executive supervisory proceeding applicable to non-business trusts.

    15.10 BINDING EFFECT. This Declaration shall be binding upon and shall inure to the benefit of the Shareholders (and their spouses if the Shares of such Shareholders shall be community property) as well as their respective heirs, legal representatives, successors and assigns. This Declaration constitutes the entire agreement among the Trust, the Trustees and the Shareholders with respect to the formation and operation of the Trust, other than the Subscription Agreement entered into between the Trust and each Investor and the Management Agreement.

    15.11   HEADINGS.   Headings  of Articles and  Sections used  herein are for
descriptive purposes only and shall not control or after the meaning of this Declaration as set forth in the text.

    15.12   TAX  MATTERS PARTNER.   The Trust  Advisor or its  designee shall be
designated the tax matters partner of the Trust pursuant to Code Section 6221.

    15.13 ROLL-UP TRANSACTIONS. (a) In connection with a proposed Roll-Up, an appraisal of all Trust assets shall be obtained from a competent Independent Expert. If the appraisal will be included in a prospectus used to offer the securities of a Roll-Up Entity, the appraisal shall be filed with the Securities and Exchange Commission and the Administrator as an Exhibit to the Registration Statement for the offering. Accordingly, an issuer using the appraisal shall be subject to liability for violation of Section 11 of the Act and comparable provisions under State law for any material misrepresentations or material omissions in the appraisal. Trust assets shall be appraised on a consistent basis. The appraisal shall be based on all relevant information and shall indicate the value of the Trust's assets as of a date immediately prior to the announcement of the proposed Roll-Up. The appraisal shall assume an orderly liquidation over a twelve (12) month period. The terms of the agreement of the Independent Expert shall clearly state that the engagement is the benefit of the Trust and its Shareholders. A summary of the independent appraisal, indicating all material assumptions underlying the appraisal, shall be included in a report to the Shareholders in connection with a proposed Roll-Up.

    (b) In connection with a proposed Roll-Up, the person sponsoring the Roll-Up shall offer to Shareholders who vote "no" on the proposal the choice of:

           (i) accepting the securities of the Roll-Up Entity offered in the proposed Roll-Up; or

          (ii) one of the following:

              (A) remaining as Shareholders in the Trust and preserving their interests therein on the same terms and conditions as existed previously; or

              (B) receiving cash in an amount equal to the Shareholders' pro rata share of the appraised value of the net assets of the Trust.

    (c) The Trust shall not participate in any proposed Roll-Up which, if approved, would result in Shareholders having democracy rights in the Roll-Up Entity which are less than those provided for under this Declaration. If the Roll-Up Entity is a corporation, the democracy rights of Shareholders shall correspond to the democracy rights provided for in this Declaration to greatest extent possible.

    (d) The Trust shall not participate in any proposed Roll-Up which includes provisions which would operate to materially impede or frustrate the accumulation of shares by any purchaser of the securities of the Roll-Up Entity (except to the minimum extent necessary to preserve the tax status of the Roll-Up Entity). The Trust shall not participate in any proposed Roll-Up which would limit the ability of a Shareholder to exercise the voting rights of its securities of the Roll-Up Entity on the basis of the number of Shares held by that Shareholder.

    (e) The Trust shall not participate in any proposed Roll-Up in which Shareholders' rights of access to the records of the Roll-Up Entity will be less than those provided for under Article X and Section 11.4 of this Declaration.

    (f) The Trust shall not participate in any proposed Roll-Up in which any of the costs of the transaction would be borne by the Trust if the Roll-Up is not approved by the Shareholders.

    IN WITNESS WHEREOF, the undersigned have signed this Declaration as of the date first above written.

                                            TJB CAPITAL MANAGEMENT, INC.
                                            Grantor and Corporate Trustee

                                          By   /s/   Thomas J. Berthel
                                            ------------------------------
                                                     THOMAS J. BERTHEL,
                                                  CHIEF EXECUTIVE OFFICER

                                   EXHIBIT B
                             SUBSCRIPTION DOCUMENTS

BERTHEL GROWTH & INCOME TRUST I                           SUBSCRIPTION AGREEMENT
--------------------------------------------------------------------------------

    1. APPLICATION FOR SHARES. The investor or investors named below (the "Investor") hereby subscribes for the issuance and sale to the Investor of the number of shares ("Shares") indicated below of beneficial interest in Berthel Growth & Income Trust I (the "Trust"), at $1,000 per Share, and, in accordance with the instructions set forth in the prospectus (the Prospectus") of the Trust relating to the offer and sale of the Shares under the caption "Terms of the Offering -- How to Subscribe," will make available funds for the purchase of such Shares in the amount indicated below. Subscription funds submitted will be held in escrow under the terms described in the Prospectus.

    2.   RECEIPT OF  PROSPECTUS.   By  subscribing and  paying for  Shares,  the
investor acknowledges receipt of the Prospectus, wherein the terms and conditions of the offering of the Shares and the special risks in purchasing them are described as well as receipt of the Declaration of Trust (the "Declaration of Trust") attached to the Prospectus as Exhibit A, and hereby specifically accepts and adopts each and every provision of the Declaration of Trust, as amended from time to time, and agrees to be bound thereby.

    3.   MINIMUM  PURCHASE.   The  minimum purchase  for  individual  retirement
accounts is two Shares ($2,000) and all other Investors is five Shares ($5,000).

    4. REPRESENTATIONS AND WARRANTIES OF INVESTOR. EACH INVESTOR MUST INITIAL EACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH BELOW. By subscribing for Shares, the Investor represents and warrants to the Trust, the Trust Advisor, the Independent Trustees of the Trust ("Independent Trustees"), and the Dealer Manager and other selling agents (collectively, the "Selling Agents") that:

Initial: (i) The Investor is purchasing the Shares for the Investor's own account and unless disclosed herein is not acting in a fiduciary capacity or for any person who directly or indirectly supplied the funds for the purchase.

Initial: (ii) The Investor recognizes that a public market for the Shares does not exist and that no market for the Shares is expected to develop. The assignability and transferability of the Shares will be governed by the Declaration of Trust and all applicable federal and state securities laws.
              (Minnesota Investors need not make this representation.)

Initial: (iii) Except as noted below, the Investor (i) has a net worth (exclusive of home, home furnishings and automobiles) of at least $60,000 and has an annual gross income of at least $60,000 or (ii) has a net worth (exclusive of home, home furnishings and automobiles) of at least $150,000.

    If the Investor is a resident of California, the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $60,000 and an annual gross income of at least $60,000 or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $250,000.

    If the Investor is a resident of Iowa, Arizona, Arkansas or New Jersey, the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $60,000 and has had a minimum, gross annual income of $60,000 for each of the last two tax years, and reasonably expects to have a minimum gross annual income of $60,000 for the current tax year or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $225,000, and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

    If the Investor is a resident of Michigan, the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $60,000 in excess of the purchase price of Shares subscribed for and expects to have during the current and next three (3) years an annual gross income of at least $60,000 or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $225,000 in excess of the purchase price of Shares subscribed for, and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

    5. REPRESENTATIONS AND WARRANTIES OF PLAN. EACH INVESTOR MUST INITIAL EACH OF THE REPRESENTATIONS AND WARRANTIES SET FORTH BELOW. If the Investor is a pension, profit sharing or similar plan (including an IRA or Keogh plan) (a "Plan"), the undersigned individual, employer or trustee with discretion over the assets of the Plan (the Investment Director") represents and warrants that:

Initial:      (i) None of the Trust Advisor, the Independent Trustees, the
              Corporate Trustee, the Selling Agents or any of their employees, affiliates or account executives or financial consultants manages any part of the Plan's investment portfolio on a discretionary basis;

Initial:      (ii)  The  Investment   Director  understands  the   Trust's
              investment objective and policies and has concluded that the decision  to  invest in  the  Trust is  consistent  with the provisions of the Employee Retirement Income Security Act of
              1974,   as    amended   ("ERISA"),    regarding    fiduciary
              responsibilities   and  requiring  diversification  of  Plan
              assets   (Minnesota   Investors    need   not   make    this
              representation);

Initial:      (iii) If the Plan is an IRA or Keogh plan of which a Selling
              Agent is the custodian, the Investment Director directs such Selling Agent, as custodian of such plan, to subscribe for Shares. In addition, the Investment Director represents and confirms that all of the information in the Subscription
              Agreement relating to the individual or entity for whose benefit the Plan is maintained is complete and accurate; and

Initial:      (iv)  To  the  best  of  the  knowledge  of  the  Investment
              Director, neither the  Trust Advisor  nor any  of the  Trust
              Advisor's   Affiliates   is   a  "party   in   interest"  or
              "disqualified person" as defined in Section 3(14)  of ERISA and in  Section 4975(e)(2)  of  the Internal Revenue Code of
              1986, as amended (the "Code"), with  respect to the Plan.

    6. REPRESENTATIONS AND WARRANTIES OF AGENTS AND FIDUCIARIES. Any person subscribing for Shares on behalf of the Investor specifically warrants and represents that such person has authority to subscribe for Shares and thereby legally to bind the person of which such person is trustee, legal representative or authorized agent; and agrees fully to indemnify and hold the Trust, the Trust Advisor, the Corporate Trustee, the Independent Trustees, their affiliates and their employees harmless from any and all claims, actions and causes of action whatsoever which may result from a breach or alleged breach of the representation contained in this paragraph. Any such agent, trustee or representative has reasonable grounds to believe that the Investor meets the suitability standards set forth herein and in the Prospectus, including without limitation the standards required by the Investor's state of residency.

    7. TAXPAYER INFORMATION. By subscribing the Shares, the Investor certifies under penalties of perjury that:

        (a)(i) the Investor is not a "foreign person" ("foreign person" includes any individual who is neither a citizen nor resident of the United States and any entity organized under foreign law such as a foreign corporation, foreign partnership, foreign trust or foreign estate);

          (ii)  the Investor's mailing address provided to the Trust is correct;

         (iii) the Investor's tax year ends on December 31 unless the Investor has otherwise advised the Trust in writing;

          (iv) the Investor's taxpayer identification number provided to the Trust is correct ; and

           (v) the Investor is not subject to backup withholding, either because the Investor has not been notified that the Investor is subject to backup withholding as a result of failure to report all interest or dividends or because the Internal Revenue Service has notified the Investor that the Investor is no longer subject to backup withholding under
    Section 3406(a)(1)(C) of the Code; and

the Investor understands that this information may be furnished to the Internal Revenue Service by the Trust and that any false statement could be punished by fine, imprisonment, or both; or

        (b) the Investor is a foreign investor, and the Investor understands that distributions may be subject to withholding and that the Investor may be subject to certain reporting requirements.

    8.  CONDITIONS TO SUBSCRIPTIONS.   This subscription is made subject to  the
following terms and conditions:

    (1) Any sale or transfer of Shares in California or involving a California resident requires the prior written consent of the Commissioner of Corporations of the State of California, except as provided in the Commissioner's rules. Additionally, all the statements or certificates representing Shares will bear the following legend:

    "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

Any  sale  or transfer  of the  Shares  outside California  and not  involving a
California  resident  does  not  require  the  prior  written  consent  of   the
Commissioner of Corporations of the State of California.

    (2) If the Investor is neither a United States citizen nor a resident of the United States, then the Investor agrees (i) to supply the Trust with any and all information necessary so that the Trust may satisfy any and all United States legal reporting requirements and (ii) to indemnify the Trust, the Trust Advisor, the Independent Trustees and the Corporate Trustee against any liability incurred by the Trust as a result of the Trust's failure to withhold any taxes or comply with any reporting requirements because the foreign investor did not provide the necessary information to the Trust to enable it to withhold the necessary taxes or fully to comply with such requirements. Furthermore, if the Investor is a foreign Investor who fails to file timely Internal Revenue Service Form 4224 with the Trust (the first such form must be filed in a duplicate with the Trust prior to the acceptance of such Investor's subscription), such Investor agrees, pursuant to the power of attorney to be granted by such foreign Investor to the Trust Advisor to sell such Investor's Shares in the event such foreign investor fails to file timely Form 4224 with the Trust, to surrender to the Trust, at the request of the Trust Advisor, such Investor's certificates, if any, representing the Shares and to execute any and all documents and instruments requested by the Trust Advisor in order to consummate such sale or disposition.

    (3) The Investor is advised that the Investor is not entitled to cancel, terminate or revoke this subscription or any agreements of the Investor hereunder, except as otherwise required under applicable law, and that such subscription and agreements shall survive the death or disability of the Investor.

    (4) This   Subscription  Agreement   and  all  rights   hereunder  shall  be
governed by, and interpreted in accordance with, the laws of the State of Delaware.

    IN WITNESS WHEREOF, the undersigned agrees to be bound by this Subscription Agreement by executing the reverse side hereof on the date therein indicated.

--------------------------------------------------------------------------------
WHITE - TRUST COMPANY    -    CANARY - BROKER COPY    -    PINK - CUSTOMER COPY

BERTHEL GROWTH & INCOME TRUST I    SUBSCRIPTION QUALIFICATION AND SIGNATURE PAGE
--------------------------------------------------------------------------------

NUMBER OF SHARES ($1,000 PER SHARE) (MINIMUM PURCHASE -- 2 SHARES FOR AN IRA;
 SHARES FOR ALL OTHER INVESTORS)................................................................................
TOTAL PRICE ($1,000 TIMES THE NUMBER OF SHARES). (BEFORE INITIAL CLOSING, MAKE CHECKS PAYABLE TO FIRSTAR BANK
 CEDAR RAPIDS, N.A. -- ESCROW AGENT;
 AFTER INITIAL CLOSING, MAKE CHECKS PAYABLE TO BERTHEL GROWTH & INCOME TRUST I).................................  $

    The investor or investors named below (the "Investor"), by payment of the purchase price of the number of Shares ("Shares") of beneficial interests indicated above subscribes for the purchase of the number of Shares indicated above of Berthel Growth & Income Trust I (the "Trust") at a purchase price of $1,000 per Share.

    By such payment, the Investor further acknowledges receipt of the Prospectus of the Trust including the Declaration of Trust set forth as Exhibit A thereto (the "Declaration of Trust"), and the Subscription Agreement set forth as Exhibit B thereto (the "Subscription Agreement"), the terms of which govern the investment in the Shares being subscribed for hereby. The Investor further agrees to be bound by the terms of the Declaration of Trust and the Subscription Agreement, including the power of attorney set forth therein.

    By signing below, if the Investor is neither a United States citizen nor a resident of the United States the Investor irrevocably constitutes and appoints the Trust Advisor the true and lawful attorney-in-fact of the Investor with full power and authority in the name, place and stead of the Investor to sell or otherwise dispose of (in the sole discretion of the Trust Advisor and for the benefit of the Investor) all Shares then held by the Investor if the Investor fails timely to file with the Trust, fully completed in duplicate, United States Internal Revenue Service Form 4224 (or successor form thereto) for each taxable year of the Trust in which the Investor holds Shares. The power of attorney hereby granted shall be deemed to be coupled with an interest, shall be irrevocable and shall survive and not be affected by the subsequent death, incapacity, disability, insolvency, dissolution or termination of the Investor or any delivery by the Investor of an assignment in whole or in part of the Investor's interest in the Trust.

 REGISTRATION AND ADDRESS DATA (ALL INFORMATION MUST BE PROVIDED -- PLEASE TYPE
                                   OR PRINT)
REGISTRATION:
PLEASE PRINT NAME(S) IN WHICH  ________________________________________________
SHARES ARE TO BE REGISTERED:  _________________________________________________
                                  FIRST NAME          INITIAL         LAST NAME
TAXPAYER I.D. NO. OR SOCIAL SECURITY NUMBER:___________________________________
NAME OF CUSTODIAL FIRM OR INSTITUTION: ________________________________________
TAXPAYER I.D. NO. OF FIDUCIARY:________________________________________________

    CHECK IF APPLICABLE:      / /  Exempt from federal income tax     / /  A
non-resident alien or foreign corporation, trust or estate.

             MANNER IN WHICH TITLE IS TO BE HELD (PLEASE CHECK ONE)

1  / /  INDIVIDUAL OWNERSHIP (ONE SIGNATURE REQUIRED)

2  / /  COMMUNITY PROPERTY (BOTH SIGNATURES REQUIRED IF BOTH NAMES ARE TO APPEAR
        AS OWNERS OF THE SHARES
3  / /  TENANTS IN COMMON (BOTH SIGNATURES REQUIRED)
4  / /  JOINT TENANTS WITH RIGHT OF SURVIVORSHIP (BOTH SIGNATURES REQUIRED)

5  / /  CORPORATION
6  / /  PARTNERSHIP

7  / /  AS CUSTODIAN FOR _______________________________________________________
        UNDER THE UNIFORM GIFT TO MINORS ACT OF THE STATE OF __________________* 8 / / ESTATE

9  / /  IRA**

10  / /  SEP**
11  / /  KEOGH (profit sharing or ______________________________________________
         purchase)**
12  / /  TRUST (profit sharing, pension, living, revocable or other)**

13  / /  OTHER _________________________________________________________________

 *Arizona minors must meet Arizona investor suitability standards.
**Custodial firm or institution must be specified for Trusts, IRAs, Keoghs and SEPs.

MAILING NAME                          ______________________________________________________________________________
                                      (CUSTODIAN, IF APPLICABLE)                            ACCOUNT NUMBER
                                      ______________________________________________________________________________
                                      INVESTOR FIRST NAME           INITIAL                 LAST NAME
                                      ______________________________________________________________________________
                                      ACCT. NO/PAYEE NAME
MAILING ADDRESS FOR CHECKS
(Acct. No./Payee Name,
if Applicable)
(Custodial Address, if Applicable)    ______________________________________________________________________________
                                      STREET ADDRESS
                                      ______________________________________________________________________________
                                      CITY                               STATE                    ZIP CODE
INVESTORRESIDENCE AND
CORRESPONDENCE ADDRESS                ______________________________________________________________________________
                                      STREET ADDRESS
                                      ______________________________________________________________________________
                                      CITY                               STATE                    ZIP CODE

INVESTOR TELEPHONE NUMBER             ________________         ________________
                                           HOME                     OFFICE

             INVESTOR SIGNATURE (ALL INVESTORS MUST SIGN MANUALLY)

    Under penalties of perjury, I certify that (1) the number shown on this form is my correct taxpayer identification number and (2) I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of failure to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to backup withholding under section 3406(a)(1)(C).

    IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE PRESENTLY SUBJECT TO BACKUP WITHHOLDING, STRIKE OUT THE LANGUAGE UNDER (2) ABOVE BEFORE SIGNING.


_____________________________________________   __________   _________________________   ________
INVESTOR SIGNATURE                              DATE         INVESTOR SIGNATURE          DATE

________________________________________________________________________________
     TITLE OR CAPACITY OF SIGNING PARTY IF THE SUBSCRIBER IS A PARTNERSHIP,
               CORPORATION, TRUST OR OTHER NON-INDIVIDUAL ENTITY

                        ACCOUNT EXECUTIVE ACKNOWLEDGMENT

   I am familiar with the standards of suitability set forth in Section 34 of the NASD Rules of Fair Practice and have made a good faith effort to confirm that the representations made by the Investor in this Subscription Agreement regarding the suitability of this program for the Investor, including representations regarding a financial position appropriate to enable the Investor to realize to a significant extent the benefits described in the Prospectus and regarding a fair market net worth sufficient to sustain the risks inherent in the program, are accurate. I have informed the Investor of all pertinent facts relating to the liquidity and marketability of the Shares.


_____________________________________________   __________   ___________________________   ________
SIGNATURE OF ACCOUNT EXECUTIVE                  DATE         SIGNATURE OF BRANCH MANAGER    DATE

________________________________________________________________________________
                           FOR TRUST ADVISOR USE ONLY

Berthel Fisher & Company Planning, Inc.           ACCEPTED BY THE TRUST ADVISOR ON:____________
100 Second Street S.E.                                                                 (DATE)
Cedar Rapids, Iowa 52403                          ACCEPTED BY: ________________________________
                                                                        (NAME)

                                   EXHIBIT C
                         NOTICE TO CALIFORNIA INVESTORS

SECTION 260.141.11. RESTRICTION ON TRANSFER

    (a) The issuer of any security upon which a restriction on transfer has been imposed pursuant to Sections 260.102.6, 260.141.10 or 260.534 shall cause a copy of this section to be delivered to each issuee or transferee of such security at the time the certificate evidencing the security is delivered to the issuee or transferee.

    (b) It is unlawful for the holder of any such security to consummate a sale or transfer of such security, or any interest therein, without the prior written consent of the Commissioner (until this condition is removed pursuant to Section 260.141.12 of these rules), except:

    (1) to the issuer;

    (2) pursuant to the order or process of any court;

    (3) to any person described in Subdivision (i) of Section 25102 of the Code or Section 260.105.14 of these rules;

    (4) to the transferor's ancestors, descendants or spouse, or any custodian or trustee for the account of the transferor or the transferor's ancestors, descendants, or spouse; or to a transferee by a trustee or custodian for the account of the transferee or the transferee's ancestors, descendants or spouse;

    (5) to holders of securities of the same class of the same issuer;

    (6) by way of gift or donation inter vivos or on death;

    (7) by or through a broker-dealer licensed under the Code (either acting as such or as a finder) to a resident of a foreign state, territory or country who is neither domiciled in this state to the knowledge of the broker-dealer, nor actually present in this state if the sale of such securities is not in violation of any securities law of the foreign state, territory or country concerned;

    (8) to a broker-dealer licensed under the Code in a principal transaction, or as an underwriter or member of an underwriting syndicate or selling group;

    (9) if the interest sold or transferred is a pledge or other lien given by the purchaser to the seller upon a sale of the security for which the Commissioner's written consent is obtained or under this rule not required;

   (10) by way of a sale qualified under Sections 25111, 25112, 25113, or 25121 of the Code, of the securities to be transferred, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

   (11) by a corporation to a wholly owned subsidiary of such corporation, or by a wholly owned subsidiary of a corporation to such corporation;

   (12) by way of an exchange qualified under Section 25111, 25112 or 25113 of the Code, provided that no order under Section 25140 or subdivision (a) of Section 25143 is in effect with respect to such qualification;

   (13) between residents of foreign states, territories or countries who are neither domiciled nor actually present in this state;

   (14) to the State Controller pursuant to the Unclaimed Property Law or to the administrator of the unclaimed property law of another state; or

   (15) by the State Controller pursuant to the Unclaimed Property Law or by the administrator of the unclaimed property law of another state if, in either such case, such person (i) discloses to potential purchasers at the sale that transfer of the securities is restricted under this rule, (ii) delivers to each purchaser a copy of this rule, and (iii) advises the Commissioner of the name of each purchaser;

   (16) by a trustee to a successor trustee when such transfer does not involve a change in the beneficial ownership of the securities;

   (17) by way of an offer and sale of outstanding securities in an issuer transaction that is subject to the qualification requirement of
Section 25110 of the Code but exempt from that qualification requirement by subdivision (1) of Section 25102; provided that any such transfer is on the condition that any certificate evidencing the security issued to such transferee shall contain the legend required by this section.

    (c) The certificates representing all such securities subject to such a restriction on transfer, whether upon initial issuance or upon any transfer thereof, shall bear on their face a legend, prominently stamped or printed thereon in capital letters of not less than 10-point size, reading as follows:

    "IT IS UNLAWFUL TO CONSUMMATE A SALE OR TRANSFER OF THIS SECURITY, OR ANY INTEREST THEREIN, OR TO RECEIVE ANY CONSIDERATION THEREFOR, WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, EXCEPT AS PERMITTED IN THE COMMISSIONER'S RULES."

------------------------------------------------------------------------------
------------------------------------------------------------------------------

    NO PERSON IS AUTHORIZED IN CONNECTION WITH THE OFFERING MADE HEREBY TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION OTHER THAN AS CONTAINED IN THIS PROSPECTUS, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE CORPORATE TRUSTEE, THE DEALER MANAGER, OR THE OTHER SELLING AGENTS. THIS PROSPECTUS IS NOT AN OFFER TO SELL, OR A SOLICITATION OF AN OFFER TO BUY, ANY OF THE SECURITIES COVERED BY THIS PROSPECTUS, BY ANY PERSONS IN ANY JURISDICTION IN WHICH IT IS UNLAWFUL FOR SUCH PERSON TO MAKE SUCH AN OFFER OR SOLICITATION.

                            ------------------------

                               TABLE OF CONTENTS

                                                    PAGE
                                                    -----
Fee Table and Expenses Summary.................           4
Prospectus Summary.............................           5
Plan of Distribution...........................          11
The Trust......................................          12
Risk Factors...................................          12
Use of Proceeds................................          20
Terms of the Offering..........................          21
Compensation and Fees..........................          26
Investment Objective and Policies..............          29
Management Arrangements........................          43
Conflicts of Interest..........................          49
Distribution and Allocations...................          51
Transferability of Shares......................          55
Summary of the Declaration of Trust............          57
Tax Matters....................................          62
Regulation.....................................          82
Legal Matters..................................          85
Experts........................................          85
Additional Information.........................          85
Glossary of Terms..............................          85
Financial Statements...........................         F-1
Exhibit A -- Declaration of Trust..............         A-1
Exhibit B -- Subscription Documents............         B-1
Exhibit C -- Notice to California Investors....         C-1

                         ------------------------------

    UNTIL  SEPTEMBER 19, 1995 (90  DAYS AFTER THE DATE  OF THIS PROSPECTUS), ALL
DEALERS EFFECTING TRANSACTIONS IN THE SHARES, WHETHER OR NOT PARTICIPATING IN THIS DISTRIBUTION, MAY BE REQUIRED TO DELIVER A PROSPECTUS. THIS DELIVERY REQUIREMENT IS IN ADDITION TO THE OBLIGATION OF DEALERS TO DELIVER A PROSPECTUS WHEN ACTING AS UNDERWRITERS AND WITH RESPECT TO THEIR UNSOLD ALLOTMENTS OR SUBSCRIPTIONS.

                                    BERTHEL
                                     GROWTH
                                       &
                                     INCOME
                                    TRUST I

                            BERTHEL FISHER & COMPANY
                            FINANCIAL SERVICES, INC.

------------------------------------------------------------------------------
------------------------------------------------------------------------------

TRUST OBJECTIVES

The investment objectives of the Trust are to achieve long term capital appreciation and current income for its shareholders. The Trust will primarily invest its assets in private placements of subordinated debt, preferred stock and related equity securities in small to medium sized private and publicly owned companies that will be diversified qeographically and across industries.

The Trust's strategy is focused on two "Enhanced Yield" investment categories:

- MEZZANINE INVESTMENTS. Mezzanine Investments are designed to yield a projected return over the life of the investment that is higher than secured debt financing, but lower than equity financing. Common types of transactions that may result in some type of Mezzanine Investment being made include:

      --     Expansion and growth financing for established companies
      --     Leverage buy-out transactions
      --     Asset or company acquisitions
      --     Recapitalization and capital restructuring
      --     Turnaround financing

- OTHER INVESTMENTS. Other Investments is the second category upon which the Trust will focus. This category includes four subcategories of investment types that the Trust may consider:

      --     Venture and equity financing
      --     Bridge financing
      --     High yield debt financing
      --     Publicly traded stock

SEE PAGE 29 OF THIS PROSPECTUS FOR A DETAILED DESCRIPTION OF THE TRUST'S INVESTMENT OBJECTIVES AND POLICIES.

RISK FACTORS

These securities are speculative and involve a high degree of risk, including the following (see "Risk Factors"):

-     The Trust is newly organized and has no operating history.

- The Trust's investments will often include a debt feature. Debt securities acquired by the Trust will be unrated, and may be classified as junk bonds. Investing in junk bonds involves certain risks. See "Risk Factors."

- The Trust's investments in Portfolio Companies will be speculative and illiquid and will involve a high degree of business and financial risk. No specific investments have currently been identified.

- Investors must rely on the ability of the Trust Advisor to invest in Portfolio Companies. Investors will not have the opportunity to personally evaluate the relevant factors that pertain to an investment in a Portfolio Company.

-     The offering involves significant conflicts of interest for the Trust
      Advisor.

- The Trust Advisor will receive significant fees and other payments in connection with the operation of the Trust. See "Fee Table and Expenses Summary."

- The Trust is authorized to leverage no more than fifty percent of its total assets; to invest more than fifteen percent of its assets in restricted securities exclusive of debt securities; in relation to 75 percent of its total assets, to invest more than five percent of such assets in any one issuer; and to invest more than fifteen percent of its assets in the securities of issuers that have less than three years continuous operation.

TRUST INVESTMENT STRATEGY

[Trust Investment Strategy graphic with following text]

CAPITAL CATEGORIES
Typical capitalization of small to medium sized private and public companies

UNSECURED DEBT
-     Trade credit and payables
-     Accrued expenses
-     Deferred taxes

SECURED DEBT
-     Revolving credit lines
-     Asset based credit lines
-     Term debt
-     Lease financing

MEZZANINE
-     Subordinated debt
-     Subordinated debt with equity rights
-     Preferred stock with equity rights

EQUITY
-     Preferred stock
-     Common stock

[Graphic demonstrates that Debt includes Unsecured Debt, Secured Debt, Subordinated Debt and Subordinated Debt with Equity Rights.]

[Graphic demonstrates that Equity includes Subordinated Debt with Equity Rights, Preferred stock with Equity Rights, and Equity.]

[Graphic demonstrates that the Trust Investment Focus will include Secured Debt, Mezzanine financing, and Equity.]

[End of Trust Investment Strategy graphic]

MANAGEMENT STRUCTURE

[Management Structure graphic]

BERTHEL GROWTH & INCOME TRUST I

MANAGEMENT BOARD
Two Independent Trustees and Trust Advisor

      MANAGEMENT             SALES
      Trust Advisor          Dealer Manager

      BERTHEL FISHER &       BERTHEL FISHER &
      COMPANY PLANNING,      COMPANY FINANCIAL
      INC.                   SERVICES, INC.

[End of Management Structure graphic]

TRUST INVESTMENT FOCUS

The businesses and industries shown in this column represent typical businesses and industries which the Trust intends to target to realize its investment objective.

THERE CAN BE NO ASSURANCE THAT THE TRUST WILL INVEST IN THESE SPECIFIC BUSINESSES AND INDUSTRIES.

TELECOMMUNICATIONS INDUSTRY

     [Photograph of woman on phone to illustrate Telecommunications Industry]

COMPUTER SYSTEMS COMPANIES

     [Photograph of two men working at computer to demonstrate Computer Systems Companies]

PRIVATE PAY PHONE INDUSTRY

    [Photograph of man on pay phone to demonstrate Private Pay Phone Industry]

MEDICAL CARE INDUSTRY

     [Photograph of woman in lab coat working at electronic billing equipment to demonstrate Medical Care Industry]

MANUFACTURERS

     [Photograph of person in welding mask at work to demonstrate
     Manufacturers]

MANAGEMENT PROFILES

INDEPENDENT TRUSTEES

Henry T. Madden
Independent Trustee

[Photograph of Henry T. Madden]

Mr. Madden, age 65, is an Independent Trustee of the Trust. In 1986 he organized the Institute for Entrepreneurial Management at the University of Iowa College of Business Administration advising potential and new entrepreneurs and teaching courses on entrepreneurship in the MBA program. He also teaches courses in Corporate Strategy in the Executive MBA and MBA Programs. Mr. Madden has been consulting with developmental stage companies since 1981. Mr. Madden has been employed in various management positions with 3M Company, Allis-Chalmers, Harnischfeger Corporation, Oak Hill Engineering and Enertrac Inc. Mr. Madden was awarded a B.S.M.E. from the University of Notre Dame in 1951 and M.B.A. from the University of Pittsburgh in 1966.

Henry Royer
Independent Trustee

[Photograph of Henry Royer]

Mr. Royer, age 63, is an Independent Trustee of the Trust. Since September, 1994, Mr. Royer has been the President and Chief Executive Officer of River City Bank, Sacramento, California. Mr. Royer was employed by Merchants National Bank of Cedar Rapids (currently Firstar Bank Cedar Rapids, N.A.) from 1983 to 1994, where he served as Chairman and President. Prior to 1983, Mr. Royer served in various capacities with First National Bank of Duluth, Lehigh Sewer and Tile, Peavey Company and Pillsbury Mills. Mr. Royer graduated in 1953 from Colorado College with a B.A. in Money and Banking.

TRUST ADVISOR

Thomas J. Berthel
Chairman of the Board and CEO

[Photograph of Thomas J. Berthel]

Mr. Berthel, age 43, serves as Chief Executive Officer and Chairman of the Board of the Trust Advisor and as the Chief Executive Officer of Berthel Fisher & Company, the parent company of the Trust Advisor, and the Chief Executive Officer of the Dealer Manager. Mr. Berthel holds a Financial and Operations Principal license issued by the National Association of Securities Dealers, Inc., is a Certified Life Underwriter, and served as an individual general partner of each of eight private leasing programs. He holds a Bachelor of Arts Degree from St. Ambrose College and a Masters Degree in Business Administration from the University of Iowa.

James D. Thorp
President and Managing Director

[Photograph of James D. Thorp]

Mr. Thorp, age 36, is responsible for the day-to-day management of the Trust Advisor. He oversees all Berthel Fisher & Company Financial Services, Inc. investment banking operations. Prior to joining Berthel Fisher & Company, Mr. Thorp was a principal at Allsop Venture Partners, a $105,000,000 private equities investment firm. Mr. Thorp was with Allsop Venture Partners from 1983 through 1992. He holds a Bachelor of Science Degree in Business Administration from Oklahoma State University and a Master of Business Administration-Finance, from the Wharton School, University of Pennsylvania.

Von Elbert
Director

[Photograph of Von Elbert]

Mr. Elbert, age 55, is a Director of the Trust Advisor and has served as a Director of Berthel Fisher & Company since 1991. Prior to becoming Vice President of Galt Sand, Mr. Elbert was President of TLS, Co., a data processing company specializing in accounting and tax processing services. He also serves as a Director of Hawkeye Bank, Cedar Rapids, Iowa. He holds a Bachelor Degree in Business Administration from the University of Iowa.

Ronald O. Brendengen
Treasurer, CFO and Director

[Photograph of Ronald O. Brendengen]

Mr. Brendengen, age 40, is Treasurer, CFO and a Director of the Trust Advisor and has served as Controller, Treasurer and Director of Berthel Fisher & Company since 1985. He was elected Chief Financial Officer of Berthel Fisher & Company in 1994. Mr. Brendengen holds a CPA certificate and Bachelor Degree in Accounting and Business Administration with a minor in Economics from Mt. Mercy College.

Leslie D. Smith
Secretary and Director

[Photograph of Leslie D. Smith]

Mr. Smith, age 47, is Secretary and a Director of the Trust Advisor and was named General Counsel for Berthel Fisher & Company in 1994. He has served as Senior Attorney for Life Investors, Inc., General Counsel for LeaseAmerica Corp., Operations Counsel for General Electric Capital Corp., and Associate General Counsel for Gateway 2000. Mr. Smith received his Bachelor of Arts Degree from Iowa Wesleyan College and his J.D. from the University of Dayton School of Law.

TRUST ADVISOR

Berthel Fisher & Company Planning Inc., the Trust Advisor, is a corporation organized under the laws of the State of Iowa in 1989. The principal office of the Trust Advisor is located at 100 Second Street S.E., Cedar Rapids, Iowa 52401. The Trust Advisor was organized as a subsidiary of Berthel Fisher & Company to serve as a registered investment advisor. Berthel Fisher & Company, a diversified financial services holding company, was formed in 1985 by Thomas
J. Berthel, as an Iowa corporation to hold the stock of Berthel Fisher & Company Financial Services, Inc., broker-dealer registered with the NASD. Berthel Fisher & Company Financial Services, Inc. is the Dealer Manager for Berthel Growth & Income Trust I.

[Photograph of two women working at computers.]

[Photograph of man and woman standing in office.]

[Photograph of Berthel Fisher & Company Financial Services, Inc. building]

                        [BERTHEL FISHER & COMPANY LETTERHEAD]

                   HOW TO INVEST IN BERTHEL GROWTH & INCOME TRUST I
                       1.  Complete the Subscription Agreement
            2.  Mail check and Subscription Agreement to Berthel Fisher &
                           Company Financial Services Inc.

                                 100 Second Street SE
                               Cedar Rapids, Iowa 52401

                              For additional information
                                 Phone (319) 365-2506
                                  (800) 356-356-5234

                                  Fax (319) 365-4538

                   SUBJECT TO COMPLETION DATED MAY 16, 1996

                        BERTHEL GROWTH & INCOME TRUST I

                   CUMULATIVE SUPPLEMENT NO. 3 TO PROSPECTUS
                              DATED JUNE 21, 1995

                         The date of this Supplement is
                                  May 16, 1996

This Cumulative Supplement updates and revises the Prospectus dated June 21, 1995 (the "Prospectus"), of Berthel Growth & Income Trust I (the "Trust"), and forms a part of, and must be accompanied or preceded by, the Prospectus. All the cross-references used herein, except where otherwise indicated, are to the Prospectus, and capitalized terms used herein have the same definitions as those set forth in the Prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAS THE COMMISSION OR ANY OTHER AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This page is not the cover page of the Prospectus. For complete information concerning the Offering, including the risks of investing, all investors should review the cover page and remainder of the Prospectus dated June 21, 1995.

THIS SUPPLEMENT HAS THE FOLLOWING MAJOR COMPONENTS:

     I.
     INTRODUCTION. A BRIEF INTRODUCTION REGARDING THE OFFERING AND THE DISTRIBUTION OF SHARES;


     II.
     INVESTMENTS. INFORMATION ON THE STATUS OF INVESTMENTS IN PORTFOLIO COMPANIES THROUGH MAY 16, 1997


     III.
     FORMATION OF AN SBIC

     IV.
     ADDITIONAL INFORMATION. A DESCRIPTION OF ADDITIONAL INFORMATION REGARDING THE TRUST AND THE OFFERING; AND

     V.
     FINANCIAL STATEMENTS.

                       I. INTRODUCTION

   On August 30, 1995, the Trust achieved its minimum offering size. The escrow account was closed and the funds therein were distributed to the Trust. The Termination Date of the Offering was extended to June 21, 1997, Through April 31, 1997, the Trust has raised an aggregate of approximately $9,439,000 from 767 investors.

                        II. INVESTMENTS

     The Trust Advisor has reviewed approximately 300 potential investment opportunities to date.


                       A. VisionComm, Inc.

     On March 8, 1996, the Trust Advisor entered into a binding letter of intent to invest in VisionComm, Inc., a Delaware corporation having its principal place of business at 124 Point West Boulevard, St. Charles,
Missouri 63301. The Trust's investment in VisionComm, Inc. was closed on
April 30, 1996. VisionComm, Inc. is primarily engaged in the telecommunications and private cable television business. The Trust invested $2,180,000 in VisionComm and received a Note in the principal amount of $2,180,000 and various Warrants for the purchase of shares of common stock of VisionComm, Inc. The Note provides for interest at the rate of 14% per annum, and was payable on an interest-only basis for one year. The Trust has received $1,050,304 of principal payments on the Note to date. The Note will begin to draw equal monthly payments of principal and interest on the basis of a five year amortization beginning May 31, 1997. The Note is due in full on March 31, 2001. The Note is secured by all of the assets of VisionComm, Inc. The Trust also received registration rights with respect to shares of common stock issued upon exercise of the Warrants. Prior to the Trust entering into the letter of intent with VisionComm, Inc., the Trust had no relationship with VisionComm, Inc.


     As of April 30, 1997, VisionComm was performing well. It has installed approximately 408 pay phones, and has acquired or contracted for a greater number of private cable operations than originally projected. Moreover, VisionComm has expended less capital than originally projected.



                             B. Soil Recovery Services, Inc.

     On May 31, 1996, the Trust completed an investment in Soil Recovery Services, Inc., a Texas corporation having its principal place of business at 3740 Colony Drive, Suite LL100, San Antonio, Texas 78230. The Trust invested $1,000,000 in Soil Recovery Services, Inc. and received a convertible, subordinate, not-transferable Debenture in the principal amount of $1,000,000.

     On September 26, 1996, the Trust served a Notice of Default and a Notice of Rescission on SRS. The Notice of Default apprised SRS that it was in default in its obligations pursuant to the Debenture, for failing to make a required interest payment due August 31, 1996. The Notice of Rescission advised SRS that the Trust was rescinding its purchase of the Debenture based on violations of the Iowa Uniform Securities Act. The Trust presently believes that SRS will be unable to repay the amount of the Trust's investment. SRS has sought bankruptcy protection. The Trust has commenced litigation against SRS, the President and CEO of SRS, and others associated with SRS, or involved in the investment of the Trust in SRS, to attempt to recover the amount of the Debenture, and other damages sustained by the Trust. Given the available assets of SRS, there is a low likelihood of recovery from SRS. The available assets of the other defendants are unknown. The Trust has written off its investment in SRS.

                      C. Kinseth Hospitality Company, Inc.

On April 16, 1997 the Trust -- together with its subsidiary, Berthel SBIC, LLC (the "SBIC") -- invested $2,000,000 in Kinseth Hospitality Company, Inc. ("Kinseth"), 1895 27th Avenue, Coralville, Iowa 52241. (The formation of the SBIC is discussed in greater detail below). Kinseth is an owner and operator of hotels and restaurants. In exchange for this investment, Kinseth has issued to each of the Trust and the SBIC a Promissory Note in the amount of $1,000,000, bearing interest at a rate of 14% per annum, paying current interest and no principal during the term, and to be repaid in full in six years; and a Warrant to purchase, for nominal consideration, approximately 12.5% of the outstanding common stock of Kinseth. Repayment of each Promissory Note is guaranteed by Kinseth Hotel Corporation, an affiliate of Kinseth. The Trust has also obtained from Kinseth the right to "put" the shares obtained by exercise of the Warrant to Kinseth after 6 years, and certain registration rights.


                            D. HLM Design Group, Inc.

     The Trust believes that it is reasonably likely that the SBIC will complete an investment in HLM Design Group, Inc. ("HLM") within the next thirty days. HLM is an architectural firm. The SBIC will invest as a participant in a group of several investors. If the investment is completed as contemplated, the SBIC anticipates that it will acquire a debt instrument in the face amount of $1,000,000 and equity securities, or the right to acquire equity securities of HLM.



     In addition to the investments in VisionComm, Inc., Soil Recovery Services, Inc., Kinseth Hospitality Company, Inc. and potential investment in HLM Design Group, Inc. the Trust Advisor is pursuing several other investment opportunities. The Trust Advisor's present intent is to locate up to four more potential investments for the Trust and/or the SBIC during the remainder of 1997. There is no assurance that the Trust Advisor will be successful in finding suitable investment candidates.



                     III. FORMATION OF AN SBIC

The SBIC, a newly formed entity wholly-owned by the Trust within the meaning of Section 2(a)(43) of the Investment Company Act of 1940, has applied to the Small Business Administration (the "SBA") for a license to operate as a Small Business Investment Company. The Trust has funded the SBIC with a capital contribution of $5,000,000, the minimum amount eligible to be contributed in order to receive leverage under the SBA Small Business Investment Company program. The Trust Advisor and Independent Trustees will have the same responsibilities in the management of the SBIC as they currently do for the Trust. While the application is pending, the Kinseth investment has been completed. Other investments by the SBIC may be completed while the application is pending. The SBIC will attempt to obtain SBA pre-approval for all future investments. However, the Kinseth investment has not been pre-approved and there is a likelihood that additional investments may not be pre-approved by the SBA. There is no guarantee that Kinseth or other investments will be approved by the SBA. If an investment has been completed prior to SBIC approval and is subsequently not approved by the SBIC, the Trust will be required to provide additional funds to the SBIC to maintain $5,000,000 of "contributed capital" in order to remain eligible to receive SBA leverage. There is no assurance that the Trust will have the additional funds needed if the SBA does not approve the Kinseth investment or other investments.



                          IV. ADDITIONAL INFORMATION



A. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

RESULTS OF OPERATIONS:


                                                          February 10, 1995
                                   Year Ended          (date of inception) to
  Description:                   December 31, 1996         December 31, 1995
  ------------                   -----------------      -----------------------
  Interest Income                 $    411,551                 $ 54,566
  Management Fees                      155,847                   30,435
  Administrative Services               39,648                   24,720
  Trustee Fees                          44,000                    8,000
  Audit and Accounting Fees             33,150                      -0-
  Legal Expense                         65,292                      -0-
  Unrealized Loss on Investments     1,000,000                      -0-


INTEREST INCOME: The Trust has earned $185,108 of interest income from short term temporary investments in 1996. Interest from these short term investments increased $130,542 from 1995. On April 30, 1996, $2,180,000 of short term money market investments were liquidated to acquire a 14% senior secured note with VisionComm. The VisionComm investment generated $201,443 of interest income in 1996. On May 31, 1996, $1,000,000 of money market funds were liquidated to acquire a 15% convertible subordinated debenture issued by SRS. The Trust received $25,000 of interest payments on this investment in 1996. No further interest income was recorded for SRS in 1996. See portfolio income investments for a further discussion of these investments.

MANAGEMENT FEES: The Trust pays the Trust Advisor an annual management fee equal to 2.5% of the total assets of the Trust. The increase of $125,412 from 1995 is attributed to the increase in the assets of the Trust.

ADMINISTRATIVE SERVICES: Administrative services of $3,304 per month is paid to the Dealer Manager for administration of shareholder accounts and other administrative services. The increase of $14,928 from 1995 is due to the shorter operating period on which this fee was assessed in 1995.

TRUSTEE FEES: As compensation for services rendered to the Trust, each Independent Trustee is paid $12,000 annually plus $1,000 per Board meeting attended up to a maximum of $24,000 in meeting fees per year.

AUDIT AND ACCOUNTING FEES: The Trust incurred $13,500 for audit and tax preparation fees relating to the 1995 financials and $13,500 has been accrued for the audit and tax preparation fees relating to the 1996 financials. The Trust also incurred charges related to the auditors review of the Trust's Securities and Exchange filings in 1996.

LEGAL EXPENSE: The legal expenses incurred are associated with the structuring and monitoring of Trust activities and Trust investments. Additional legal charges were incurred in connection with the Soil Recovery Services, Inc. bankruptcy.

UNREALIZED LOSS ON INVESTMENTS: As reported in the 3rd Quarter, 1996 10-Q, SRS experienced and continues to experience severe cash flow problems and the Trust served a Notice of Default and a Notice of Rescission on SRS and commenced litigation against key parties. The last interest payment received by the Trust was in July 1996. SRS filed for Chapter 11 bankruptcy protection on December 12, 1996. The Trust is continuing its avenues of recovery through the bankruptcy court and litigation. The Trust believes it has a strong case, however, at this time it is unable to determine the available assets of the defendants. Accordingly, at this time, the Trust has decided to recognize an unrealized loss of $1,000,000, the cost of the investment.

SECURITIES AND EXCHANGE COMMISSION FILINGS: On June 14, 1996, the Trust filed, with the Securities and Exchange Commission, a Cumulative Supplement No. 2 to the prospectus dated June 21, 1995. Cumulative Supplement No. 2 provided for the renewal of registration and extension of the offering period to June 20, 1997.

In addition to the extension of the offering period, the purpose of Cumulative Supplement No. 2 was to: a) report the status of the offering;
b) provide information on the status of investments in portfolio companies through May 31, 1996; c) provide a description of additional information regarding the Trust and the Offering; and d) report the financial statements of the Trust and Berthel Fisher & Company Planning, Inc.

INVESTMENTS:

VISIONCOMM, INC.:                                 Cost             Valuation

14% five year secured note receivable          $1,405,000         $1,405,000
Warrants for 125,000 shares at $5 per share           -0-                -0-
                                               ----------         ----------
Total                                          $1,405,000         $1,405,000

VisionComm continues to install payphones and has acquired or contracted for a greater number of private cable operations than originally projected to date.

Since (1.) the age of the Trust's investment is less than one year, (2.) VisionComm, Inc. is performing satisfactorily, (3.) the Trust is adequately collateralized, and (4.) the absence of any transaction that would imply a different value, the Trustees have recommended that the Trust's investment in VisionComm be valued at its original cost less principal repayments.

The original investment was $2,180,000 at 14%. VisionComm had principal repayment of $775,000 in December 1996 and $275,000 in January 1997. The remaining $1,130,000 continues to perform at 14%. The Trust continues to hold warrants to purchase 21.5% of the company. The principals of VisionComm invested an additional $800,000 in the company prior to December 31, 1996.

SOIL RECOVERY SERVICES, INC.:                   Cost               Valuation

Convertible subordinated debenture           $1,000,000                  -0-

As reported in the 3rd Quarter, 1996 10-Q, SRS experienced and continues to experience severe cash flow problems and the Trust served a Notice of Default and a Notice of Rescission on SRS and commenced litigation against key parties. The last interest payment received by the Trust was in July 1996. SRS filed for Chapter 11 bankruptcy protection on December 12, 1996. The Trust is continuing its avenues of recovery through the bankruptcy court and litigation. The Trust believes it has a strong case, however, at this time it is unable to determine the available assets of the defendants. Accordingly, at this time, the Trust has decided to recognize an unrealized loss of $1,000,000, the cost of the investment.

OTHER POTENTIAL PORTFOLIO COMPANIES AND TRUST ACTIVITIES: The Trust continues to receive and review inquiries for financing. The Trust has also completed and filed an application for the establishment of a small business investment company ("SBIC").

LIQUIDITY AND CAPITAL RESOURCES:
                                                            February 10, 1995
                                        Year Ended        (date of inception) to
                                      December 31, 1996     December 31, 1995
                                      -----------------------------------------
Major Cash Source:
   Proceeds from issuance of              $3,763,000            $5,128,000
   beneficial shares
Major Cash Use:
   Payments for syndication costs            530,488               743,716
   Distributions                             250,000                   -0-
   Net cash from investing activities      2,405,000                 5,000
----------------------------------------------------------------------------

Pending investment in enhanced yield investments, the Trust invested $4,993,174 in a money market mutual fund at December 31, 1996.

Distributions of $584,480 have been accrued as of December 31, 1996. The Trust will continue to accrue distributions based on 10% simple annual interest computed on a daily basis from the initial closing (August 30, 1995) until the Final Closing.

The Trust Advisor is not aware of any regulatory issues that may have a substantial negative impact on the portfolio companies it is currently researching for possible investment of Trust funds.

The effect of interest rate fluctuations and inflation on the current Trust investments is negligible.

B.  FEE TABLE AND EXPENSES SUMMARY - PAGE 4 OF THE PROSPECTUS

    The following material is added to the Fee Table and Expenses Summary on Page 4 of the Prospectus:

        "TRUST ADVISOR INCENTIVE DISTRIBUTION (as a percentage of
distributions from the Trust after payment to Investors of (i) the capital amount of their investments; (ii) the Underwriting Return of 10%; and
(iii) the Preferred Return to Investors of 8% ............20%"



C.  RISK FACTORS - PAGE 17 OF THE PROSPECTUS

    The following material is added to the General Risks of Investments in the Trust

      12a.  Dilution from Operation Losses

    To date, largely because the Trust has written off its investment in SRS, the Trust has incurred a net loss per beneficial share of $(122.07). As a result, investors in the Trust will incur immediate dilution in the value of their investment upon payment for Trust shares.

D.  SUPPLEMENTAL SUITABILITY INFORMATION - PAGE 23 OF THE PROSPECTUS

    The following supplemental suitability information is inserted on page 23 of the Prospectus:


                     "SUPPLEMENTAL SUITABILITY INFORMATION

    The following suitability standards were adopted subsequent to the date of filing of the Prospectus. In the event a suitability standard contrary to the standard set forth below appears elsewhere in the Prospectus, the standard set forth on this page supersedes the suitability standard set forth elsewhere in the Prospectus, and investors in the states included herein must meet these suitability standards.

    Prospective Investors in the States of ARIZONA, MISSOURI and OKLAHOMA will be required to represent that the Investor (i) has a net worth
(exclusive of homes, home furnishings and automobiles) of at least $75,000 and has had a minimum, gross annual income of $75,000 for each of the last two tax years, and reasonably expects to have a minimum gross annual income of $75,000 for the current tax year or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $250,000; and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

    Prospective Investors in the State of MASSACHUSETTS will be required to represent that the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $100,000 and has a minimum annual gross income of $100,000 or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $500,000; and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

    Prospective Investors in the State of NORTH CAROLINA will be required to represent that the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $80,000 and an annual gross income of at least $80,000; or (ii) has a net worth (exclusive of homes, home furnishings, and automobiles) of at least $300,000; and represent (iii) that the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

    Prospective Investors in the State of SOUTH DAKOTA will be required to represent that the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $70,000 and has a minimum annual gross income of at least $70,000 or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $250,000; and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

    Prospective Investors in the State of TEXAS will be required to represent annual gross income of at least $60,000 or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $250,000; and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth (exclusive of homes, home furnishings and automobiles)."


E.  APPROVAL OF INVESTMENTS - PAGE 36 OF THE PROSPECTUS

    The following is substituted in lieu of the first two paragraphs found on page 36 of the Prospectus:

        "The Trust and the SBIC will invest only in transactions recommended by the Trust Advisor and approved by the Independent Trustees. See "Conflicts of Interest." The Trust Advisor shall be responsible for determining that a proposed Enhanced Yield Investment meets the Guidelines. The Independent Trustees shall be responsible for determining that the Trust Advisor has conducted reasonable investigation to find that an Enhanced Yield Investment meets the Qualitative Factors of the Guidelines, and for the ultimate decision to invest the assets of the Trust in an Enhanced Yield Investment.
        The Independent Trustees shall not be obligated to determine independently that a proposed Enhanced Yield Investment meets the Guidelines, but may rely on the findings of the Trust Advisor, provided the Independent Trustees conclude that the Trust Advisor has conducted reasonable investigation.

        Upon the approval of a majority of the Independent Trustees, the Trust may invest in Enhanced Yield Investments that do not meet the Guidelines. There can be no assurance as to what proportion of the Enhanced Yield Investments will meet the Guidelines."

F.  MANAGEMENT ARRANGEMENTS - PAGE 47 OF THE PROSPECTUS

    The following paragraph is added prior to the final paragraph on page 47 of the Prospectus:

    Mr. Madden currently serves as an outside director of MACC Private Equities, Inc. MACC Private Equities, Inc. is a business development company registered with the Securities and Exchange Commission under the Securities Act of 1933.

G.  INDEPENDENT PUBLIC ACCOUNTANT - PAGE 49 OF THE PROSPECTUS

    The following is inserted in lieu of the paragraph found under "Independent Public Accountant" on page 49 of the Prospectus:

        "The Trust has selected Deloitte & Touche LLP, 222 Third Avenue, S.E., Cedar Rapids, Iowa 52401 to audit the annual financial statements and to perform such other procedures as may be periodically requested. See "Experts."

H.  EXPERTS - PAGE 85 OF THE PROSPECTUS

    The following language is added to the section entitled "Experts" found on page 85 of the Prospectus:

        "The financial statements included in this Prospectus and the related registration statement schedules included elsewhere in the registration statement have been audited by Deloitte & Touche LLP, 222 Third Avenue, S.E., Cedar Rapids, Iowa 52401, independent auditors, as stated in their reports dated February 28, 1997 and February 28, 1997 appearing herein and elsewhere in the registration statement, which reports express unqualified opinions and include, for the Trust, an explanatory paragraph referring to the valuation of not readily marketable securities, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

        On October 9, 1995, the Trust appointed the accounting firm of Deloitte & Touche LLP as its principal independent accountant, replacing Ernst & Young LLP. This appointment was necessitated by Ernst & Young LLP's decision to discontinue its office location in Cedar Rapids, Iowa. The engagement of Deloitte & Touche LLP was recommended by management and approved by the Trustees of the Trust.

        Ernst & Young LLP's reports on the financial statements of the Trust did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles. Prior to the resignation of Ernst & Young LLP, there were no disagreements between the accountant and the Trust regarding any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused it to make a reference to the subject matter of the disagreements in connection with its report."

I.  DECLARATION OF TRUST - EXHIBIT A TO THE PROSPECTUS

    1. The Trust  has adopted  the following  new definitions,  to be  added  to
       Article II of the Declaration of Trust, which is found on page A-4 of the
Prospectus:

    "ACCESS PERSON" -- any director, officer or Advisory Person of the Trust Advisor, the Dealer Manager or the Trust.

    "ADVISORY PERSON" -- (i) any employee of the Trust Advisor, the Dealer Manager or the Trust (or any person or entity in a control relationship with the foregoing) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding, the purchase or sale of a security by the Trust or whose functions relate to the making of any recommendation with respect to such purchases or sales; or (ii) any natural person in a Control relationship to the Trust Advisor, the Dealer Manager or the Trust, who regularly obtains current information concerning recommendations made with regard to the purchase or sale of a security for the Trust.

    "CONTROL" -- the same meaning given the term "control" in Section 2(a)(9) of the Investment Company Act of 1940.

    "SUPERVISORY   PERSON"  --  a  person  designated  or  approved  by  the
    Independent Trustees of the Trust, and having the responsibilities set forth herein."

    2. The Trust has adopted the following new language, to be added as Sections
       12.15 and 12.16 of the Declaration of Trust, which is found on page A-32 of the Prospectus:

        "12.15 TRANSACTIONS BY ACCESS PERSONS IN PORTFOLIO COMPANY SECURITIES. No Access Person shall purchase or sell, directly or indirectly, any security in which he has, or by reason of such transaction acquires, any direct or indirect Beneficial Ownership and which to his actual knowledge at the time of such purchase or sale is being considered for purchase or sale by the Trust or is being purchased or sold by the Trust; provided, however, that these prohibitions shall not apply to: (i) purchases or sales affected in an account over which the Access Person has no direct or indirect influence or control; (ii) purchases or sales of securities that are not eligible for purchase or sale by the Trust; (iii) purchases or sales that are non-volitional on the part of either the Access Person or the Trust; (iv) purchases or sales that are part of an automatic dividend reinvestment plan; (v) purchases effected upon the exercise of rights issued by an issuer to all holders of a class of its securities, to the extent such rights were acquired from such issuer, and sales of such rights so acquired; and
    (vi) purchases or sales that receive the prior approval of the Independent Trustees or a Supervisory Person (who can have no personal interest in such purchases or sales) because such purchases or sales are not likely to have any economic impact on the Trust or on its ability to purchase or sell securities of the same type or other securities of the same issuer. No Access Person shall purchase, directly or indirectly, a security that is within the Trust's Investment Objective, and is the subject of (i) an initial public offering or (ii) a private offering, unless the prior written consent of the Supervisory Person has been obtained, taking into account the factors listed above, and other factors including whether the investment opportunity should be reserved for the Trust, and whether the opportunity is being offered to the Access Person by virtue of his or her position with the Trust. Access Persons who have been authorized to acquire securities in a private placement must disclose that investment when they play a part in the Trust's subsequent consideration of an investment in the issuer of such securities. In such circumstances the Trust's decision to purchase securities of the issuer shall be subject to independent review by investment personnel with no personal interest in the issuer.

        12.16 TRANSACTIONS BETWEEN AFFILIATES AND PORTFOLIO COMPANIES. An Affiliate of the Trust Advisor may render services to a Portfolio Company only pursuant to a written agreement setting forth all material terms of the engagement, including a description of the consideration to be paid by the Portfolio Company, and the services to be provided by the Affiliate of the Trust Advisor. Within sixty (60) days after the execution of such an agreement by an Affiliate of the Trust Advisor, the Trust Advisor must present the agreement to the Independent Trustees for approval. The Independent Trustees may approve the agreement so long as they find that the consideration to be paid to the Affiliate of the Trust Advisor for services rendered to Portfolio Companies is competitive with prices charged by parties not affiliated with the Trust Advisor for similar services in the same geographic area."

J.  SUBSCRIPTION AGREEMENT - EXHIBIT B TO THE PROSPECTUS

    The Trust has adopted the following language to be included in the Subscription Agreement, which is found in Section 4 of Exhibit B to the
Prospectus:

        "If the Investor is a resident of the States of ARIZONA, MISSOURI or OKLAHOMA, the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $75,000 and has had a minimum, gross annual income of $75,000 for each of the last two tax years, and reasonably expects to have a minimum gross annual income of $75,000 for the current tax year or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $250,000; and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

        If the Investor is a resident of the State of MASSACHUSETTS, the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $100,000 and has a minimum annual gross income of $100,000 or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $500,000; and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

        If the investor is a resident of the State of NORTH CAROLINA, the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $80,000 and an annual gross income of at least $80,000; or (ii) has a net worth (exclusive of homes, home furnishings, and automobiles) of at least $300,000; and represent (iii) that the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

        If the Investor is a resident of the State of SOUTH DAKOTA, the Investor
    (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $70,000 and has a minimum annual gross income of at least $70,000 or (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $250,000; and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth.

        If the Investor is a resident of the State of TEXAS, the Investor (i) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $150,000 and has a minimum annual gross income of at least $60,000 or
    (ii) has a net worth (exclusive of homes, home furnishings and automobiles) of at least $250,000; and (iii) the investment in the Trust represents not more than ten percent (10%) of the Investor's net worth (exclusive of homes, home furnishings and automobiles)."

                           IV.  FINANCIAL STATEMENTS


                        BERTHEL GROWTH & INCOME TRUST I
                              FINANCIAL STATEMENTS
                               FOR THE YEAR ENDED
                               DECEMBER 31, 1996
                      AND FOR THE PERIOD FEBRUARY 10, 1995
                              (DATE OF INCEPTION)
                              TO DECEMBER 31, 1995
                                       AND
                          INDEPENDENT AUDITORS' REPORT


                    BERTHEL FISHER & COMPANY PLANNING, INC.
                         (A WHOLLY OWNED SUBSIDIARY OF
                         BERTHEL FISHER & COMPANY, INC.)
                             FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995
                      AND INDEPENDENT AUDITORS' REPORT

    The  following  financial  statements  are  inserted  in  lieu  of  and   in
substitution of the financial statements found on pages F-1 through F-11 of the Prospectus.

                                   ---------------------------------------------
                                   BERTHEL GROWTH & INCOME
                                   TRUST I

                                   FINANCIAL STATEMENTS FOR THE
                                   YEAR ENDED DECEMBER 31, 1996 AND FOR THE
                                   PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
                                   TO DECEMBER 31, 1995 AND
                                   INDEPENDENT AUDITORS' REPORT

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees and Shareholders of Berthel Growth & Income Trust I

We have audited the accompanying statements of assets and liabilities of Berthel Growth & Income Trust I (the "Trust") as of December 31, 1996 and 1995, and the related statements of operations, changes in net assets, and cash flows for the year ended December 31, 1996 and for the period February 10, 1995 (date of inception) to December 31, 1995. These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Trust at December 31, 1996 and 1995 and the results of its operations and its cash flows for the year ended December 31, 1996 and for the period February 10, 1995 (date of inception) to December 31, 1995 in conformity with generally accepted accounting principles.

As discussed in Note 1 to the financial statements, investments in securities not readily marketable amounting to $1,405,000 as of December 31, 1996 have been valued at fair value, as determined by the Board of Trustees ("Trustees"). We have reviewed the procedures applied by the Trustees in valuing such securities and have inspected underlying documentation and, in the circumstances, we believe that the procedures are reasonable and the documentation appropriate. However, because of the inherent uncertainty of valuation, the Trustees' estimate of fair values may differ significantly from the values that would have been used had a ready market existed for the securities, and the differences could be material.

DELOITTE & TOUCHE LLP

Cedar Rapids, Iowa
February 28, 1997

BERTHEL GROWTH & INCOME TRUST I

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1996 AND 1995

-----------------------------------------------------------------------------------------
                                                                    1996           1995
ASSETS:

  Investments in securities (Note 2):
    VisionComm, Inc. note receivable (cost $1,405,000)      $  1,405,000
    Soil Recovery Services, Inc. convertible subordinated
      debenture (cost $1,000,000)
  Cash                                                            97,025     $  102,269
  Temporary investment in money market securities              4,993,174      4,272,549
  Interest receivable                                             40,186         17,830
  Other assets                                                     7,690          4,167
                                                            ------------   ------------
           Total assets                                        6,543,075      4,396,815
                                                            ------------   ------------

LIABILITIES:

  Accounts payable and other accrued expenses                     23,594
  Distributions payable to shareholders (Note 5)                 584,480        126,787
  Due to affiliate (Note 3)                                       47,022         27,214
                                                            ------------   ------------
           Total liabilities                                     655,096        154,001
                                                            ------------   ------------

COMMITMENTS AND CONTINGENCIES

NET ASSETS (equivalent to $662.24 per share in 1996
  and $827.38 per share in 1995)                            $  5,887,979   $  4,242,814
                                                            ------------   ------------
                                                            ------------   ------------

Net assets consist of:
  Shares of beneficial interest, 25,000 shares authorized -
    8,891 and 5,128 shares issued and outstanding in
    1996 and 1995, respectively                             $  6,782,316   $  4,257,497
  Undistributed net investment loss                             (894,337)       (14,683)
                                                            ------------   ------------
                                                            $  5,887,979   $  4,242,814
                                                            ------------   ------------
                                                            ------------   ------------

See notes to financial statements.

BERTHEL GROWTH & INCOME TRUST I

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1996 AND
FOR THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
TO DECEMBER 31, 1995

-----------------------------------------------------------------------------------------
                                                                    1996           1995
REVENUES:
  Interest income                                             $  411,551      $  54,566
  Commitment fees                                                 63,600
                                                            ------------   ------------
                                                                 475,151         54,566
                                                            ------------   ------------

EXPENSES:
  Management fees (Note 3)                                       155,847         30,435
  Administrative services                                         39,648         24,720
  Trustee fees                                                    44,000          8,000
  Audit and accounting fees                                       33,150
  Legal expense                                                   65,292
  Other general and administrative expenses                       16,868          6,094
                                                            ------------   ------------
           Total expenses                                        354,805         69,249
                                                            ------------   ------------

NET INVESTMENT INCOME (LOSS)                                     120,346        (14,683)
                                                            ------------   ------------

UNREALIZED LOSS ON INVESTMENTS                                (1,000,000)
                                                            ------------   ------------

NET DECREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                  $  (879,654)    $  (14,683)
                                                            ------------   ------------
                                                            ------------   ------------

INVESTMENT INCOME PER BENEFICIAL SHARE                          $  65.94       $  17.23

EXPENSES PER BENEFICIAL SHARE                                     (49.24)        (21.87)
                                                            ------------   ------------

NET INVESTMENT INCOME (LOSS)
  PER BENEFICIAL SHARE                                             16.70          (4.64)

UNREALIZED LOSS ON INVESTMENTS PER
  BENEFICIAL SHARE                                               (138.77)
                                                            ------------   ------------

NET LOSS PER BENEFICIAL SHARE                                 $  (122.07)      $  (4.64)
                                                            ------------   ------------
                                                            ------------   ------------

WEIGHTED AVERAGE SHARES                                            7,206          3,167
                                                            ------------   ------------
                                                            ------------   ------------

See notes to financial statements.

BERTHEL GROWTH & INCOME TRUST I

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 1996 AND
FOR THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
TO DECEMBER 31, 1995

-----------------------------------------------------------------------------------------
                                                                SHARES OF
                                                                BENEFICIAL
                                                                 INTEREST      AMOUNT
NET ASSETS AT FEBRUARY 10, 1995

  Proceeds from sales of shares of beneficial interest
    (initial capitalization)                                          10      $  10,000

  Proceeds from sales of shares of beneficial interest             5,118      5,118,000

  Net investment loss                                                           (14,683)

  Syndication costs incurred                                                   (743,716)

  Distributions payable to shareholders                                        (126,787)
                                                            ------------   ------------

NET ASSETS AT DECEMBER 31, 1995                                    5,128      4,242,814

  Net investment income                                                         120,346

  Unrealized loss on investments                                             (1,000,000)
                                                            ------------   ------------

  Net decrease in assets resulting from operations                             (879,654)

  Proceeds from sales of shares of beneficial interest             3,763      3,763,000

  Syndication costs incurred                                                   (530,488)

  Distributions to shareholders                                                (250,000)

  Distributions payable to shareholders                                        (457,693)
                                                            ------------   ------------

NET ASSETS AT DECEMBER 31, 1996                                    8,891   $  5,887,979
                                                            ------------   ------------
                                                            ------------   ------------

See notes to financial statements.

BERTHEL GROWTH & INCOME TRUST I

STATEMENTS OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 1996 AND
FOR THE PERIOD FEBRUARY 10, 1995 (DATE OF INCEPTION)
TO DECEMBER 31, 1995

--------------------------------------------------------------------------------------------------------
                                                                                   1996           1995
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net decrease in net assets                                                $  (879,654)   $   (14,683)
  Adjustments to reconcile net decrease in net assets to net cash flows from operating activities:
    Amortization of organizational costs                                          1,000            833
    Unrealized loss on investments                                            1,000,000
    Changes in operating assets and liabilities:
      Temporary investment in money market securities                          (720,625)    (4,272,549)
      Interest receivable                                                       (22,356)       (17,830)
      Other assets                                                               (4,523)
      Accounts payable and accrued expenses                                      23,594
      Due to affiliate                                                           19,808         27,214
                                                                            -----------    -----------
           Net cash flows from operating activities                            (582,756)    (4,277,015)
                                                                            -----------    -----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Issuance of VisionComm, Inc. note receivable                               (2,180,000)
  Repayment of note receivable                                                  775,000
  Investment in Soil Recovery Services, Inc.                                 (1,000,000)
  Payment of organizational costs                                                (5,000)
                                                                            -----------    -----------
           Net cash flows from investing activities                          (2,405,000)        (5,000)
                                                                            -----------    -----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Proceeds from sales of shares of beneficial interest                        3,763,000      5,128,000
  Distribution payments to shareholders                                        (250,000)
  Syndication costs incurred                                                   (530,488)      (743,716)
                                                                            -----------    -----------
           Net cash flows from financing activities                           2,982,512      4,384,284
                                                                            -----------    -----------

NET INCREASE (DECREASE) IN CASH                                                  (5,244)       102,269

CASH AT BEGINNING OF PERIOD                                                     102,269
                                                                            -----------    -----------

CASH AT END OF PERIOD                                                         $  97,025     $  102,269
                                                                            -----------    -----------
                                                                            -----------    -----------

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
  Noncash financing activities - Distributions payable to shareholders       $  584,480     $  126,787
                                                                            -----------    -----------
                                                                            -----------    -----------

See notes to financial statements.

BERTHEL GROWTH & INCOME TRUST I

NOTES TO FINANCIAL STATEMENTS
YEAR ENDED DECEMBER 31, 1996 AND FOR THE PERIOD
FEBRUARY 10, 1995 (DATE OF INCEPTION) TO DECEMBER 31, 1995
--------------------------------------------------------------------------------

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

    BUSINESS- Berthel Growth & Income Trust I (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a nondiversified, closed-end management investment company electing status as a business development company. The Trust was formed on February 10, 1995 under the laws of the State of Delaware and received approval from the Securities and Exchange Commission to begin offering shares of beneficial interest ("Shares") effective June 21, 1995. The Trust's investment objective is to achieve capital appreciation in the value of its net assets and to achieve current income principally by making investments through private placements in securities of small and medium sized privately and publicly owned companies. Securities to be purchased will consist primarily of subordinated debt or preferred stock combined with equity participation in common stock or rights to acquire common stock. The Trust is offering a minimum of 1,500 Shares and a maximum of 50,000 Shares at an offering price of $1,000 per Share. The minimum offering of 1,500 Shares sold was reached on August 30, 1995. The offering period will expire June 20, 1997.

    The Trust will terminate upon the liquidation of all of its investments, but no later than December 31, 2005, or ten years from the final closing of the sale of the Shares offered hereby, subject to possible extension for up to two additional one-year periods.

    Planning, Inc. (the "Trust Advisor") is the Trust's investment advisor and manager. TJB Capital Management, Inc. (the "Corporate Trustee") provides certain management services necessary for the conduct of the Trust's business. Shares are being offered by Berthel Fisher & Company Financial Services, Inc. (the "Dealer Manager"). Each of these three entities is a wholly owned subsidiary of Berthel Fisher & Company.

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimates. Material estimates that are particularly susceptible to significant change in the near-term relate to the valuation of not readily marketable securities by the Trustees.

    TEMPORARY INVESTMENT IN MONEY MARKET SECURITIES - Pending investment in enhanced yield investments, the Trust has invested in money market securities with National Financial Services Corporation which are reported at market value, which approximates cost.

    ORGANIZATIONAL COSTS - Organizational costs were capitalized and are being amortized over five years using the straight-line method.

    INVESTMENTS IN SECURITIES - In accordance with accounting practices, investments that are not readily marketable are valued at fair value, as determined by the Board of Trustees ("Trustees"). The resulting difference between cost and market is included in the Statements of Operations.

    In determining fair value for securities not readily marketable, investments are initially stated at cost until significant subsequent events and operating trends require a change in valuation. Among the factors considered by the Trustees in determining fair value of investments are the cost of the investment, developments since the acquisition of the investment, the sales price of recently issued securities, the financial condition and operating results of the issuer, earnings trends and consistency of operating cash flows, the long-term business potential of the issuer, the quoted market price of securities with similar quality and yield that are publicly traded and other factors generally pertinent to the valuation of investments. The Trustees, in making their evaluation, have relied on financial data of investees provided by the management of the investee companies.

    NET LOSS PER BENEFICIAL SHARE - Net loss per beneficial share is based on the weighted average of shares outstanding.

    RECLASSIFICATIONS - Certain amounts in the 1995 financial statements have been reclassified to conform to the 1996 financial statement presentation.

2.  INVESTMENTS

                                                             Cost        Valuation
    VisionComm, Inc.:
      Note receivable                                    $  1,405,000   $  1,405,000
      Warrants for 125,000 shares at $5 per share                   0              0

    Soil Recovery Services, Inc. - Convertible
      subordinated debenture                                1,000,000              0
                                                         ------------   ------------
                                                         $  2,405,000   $  1,405,000
                                                         ------------   ------------
                                                         ------------   ------------

    The Trust has invested in a senior secured note issued by VisionComm, Inc., which is primarily engaged in the telecommunications and private cable television business. The five year note carries a 14% interest rate with interest only due the first year, due in equal monthly installments thereafter.

    The Trust has also invested $1,000,000 in a convertible subordinated debenture issued by Soil Recovery Services, Inc. ("SRS"). The debenture is for a seven year term with an annual interest rate of 15% with no prepayment penalty. Interest only is due the first two years with equal principal payments due at the end of years three through seven. The debenture can be converted at any time at a conversion rate that will provide the Trust with approximately 21.5% of common stock of SRS.

    SRS experienced and continues to experience severe cash flow problems and the Trust served a Notice of Default and a Notice of Recission on on SRS and commenced litigation against key parties. The last interest payment received by the Trust was in July 1996. SRS filed for Chapter 11 bankruptcy protection on December 12, 1996. The Trust is continuing its avenues of recovery through the bankruptcy court and litigation.

    The Trust has recognized an unrealized loss of $1,000,000 for SRS as management believes that SRS is insolvent and will be unable to make payments pursuant to the convertible subordinated debenture.

3.  RELATED PARTY TRANSACTIONS

    The Trust has entered into a management agreement with the Trust Advisor that provides for incentive compensation to the Trust Advisor based on the capital appreciation of the Trust's investments. The Trust pays the Trust Advisor an annual management fee equal to 2.5% of the value of the assets of the Trust. The management fee is paid quarterly, in arrears, and is determined by reference to the value of the assets of the Trust as of the first day of that quarter. Management fees incurred during the periods ended December 31, 1996 and 1995 relating to this agreement aggregated $155,847 and $30,435, respectively.

    In addition, the Trust paid the Dealer Manager $39,648 and $24,720 during the periods ended December 31, 1996 and 1995, respectively, for administration of shareholder accounts and other administrative services.

4.  SYNDICATION COSTS

    As part of the issuance of Shares, the Trust has paid certain fees described below to the Dealer Manager, Trust Advisor and Corporate Trustee. These syndication costs have been treated as a direct reduction of net assets.

    The Trust compensates the Dealer Manager through selling commissions and a wholesale marketing fee in conjunction with the offering of Shares, and reimbursement of due diligence expenses. Selling commissions vary between 7% and 2% of the aggregate purchase price of all Shares sold, depending on the number of Shares purchased by the investor. Selling commissions paid during the periods ended December 31, 1996 and 1995 aggregated $263,410 and $321,300, respectively. The wholesale marketing fee of $94,075 and $127,950 is equal to 2.5% of the public offering price of all Shares sold during the periods ended December 31, 1996 and 1995, respectively. Due diligence expenses totaled $3,668 and $27,196 during the periods ended December 31, 1996 and 1995, respectively.

    The Trust pays organizational and offering expenses paid or incurred by the Trust Advisor in connection with organizing the Trust and offering the Shares. The amount of reimbursement may not exceed 4% of the aggregate purchase price of all Shares sold. During the periods ended December 31, 1996 and 1995, respectively, these reimbursement costs aggregated $150,520 and $204,720. Any organizational and offering expenses (excluding the expenses mentioned above) of the Trust in excess of this amount will be paid by the Trust Advisor.

    The Trust paid the Corporate Trustee a fee equal to .5% of the aggregate purchase price of all Shares sold aggregating $18,815 and $25,590 during the periods ended December 31, 1996 and 1995, respectively.

5.  DISTRIBUTIONS PAYABLE TO SHAREHOLDERS

    Distributions payable is based on actual interest earned by the Trust on the investors funds held in escrow through the initial closing, plus 10% simple annual interest, computed on a daily basis from the initial closing (August 31, 1995) through December 31, 1996, less distributions.

    At the final closing, the Trust will distribute the lesser of all the cash earnings of the Trust earned during the offering period or the underwriting return. There is no guarantee that the full underwriting return will be paid at the final closing.

6.  FEDERAL INCOME TAXES

    The Trust has received an opinion from counsel that it will be treated as a partnership for federal income tax purposes. As such, under present income tax laws, no income taxes will be reflected in these financial statements as taxable income or loss of the Trust is included in the income tax returns of the investors.


                                   * * * * *

                                     -------------------------------------------
                                     BERTHEL FISHER & COMPANY
                                     PLANNING, INC.
                                     (A WHOLLY OWNED SUBSIDIARY OF
                                     BERTHEL FISHER & COMPANY, INC.)

                                     FINANCIAL STATEMENTS FOR THE
                                     YEARS ENDED DECEMBER 31,1996 AND 1995 AND
                                     INDEPENDENT AUDITORS' REPORT

BERTHEL FISHER & COMPANY PLANNING, INC.
(A WHOLLY OWNED SUBSIDIARY OF
BERTHEL FISHER & COMPANY, INC.)

TABLE OF CONTENTS
YEARS ENDED DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------
                                                           PAGE

Independent Auditors' Report

Financial Statements:

  Balance Sheets                                            2
  Statements of Operations                                  3
  Statements of Stockholder's Equity                        4
  Statements of Cash Flows                                  5
  Notes to Financial Statements                             6

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholder of Berthel Fisher & Company Planning, Inc.

We have audited the accompanying balance sheets of Berthel Fisher & Company Planning, Inc. (the "Company"), a wholly owned subsidiary of Berthel Fisher & Company, Inc. as of December 31, 1996 and 1995, and the related statements of operations, stockholder's equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP



February 28, 1997
Cedar Rapids, Iowa

BERTHEL FISHER & COMPANY PLANNING, INC.
(A WHOLLY OWNED SUBSIDIARY OF
BERTHEL FISHER & COMPANY, INC.)

BALANCE SHEETS
DECEMBER 31, 1996 AND 1995

-------------------------------------------------------------------------------------------
                                                                      1996           1995
ASSETS

  Cash                                                          $      158     $   21,159
  Reimbursable organizational and offering expenses (Note 2)       120,000        360,710
  Due from affiliates (Note 2)                                     264,047        113,980
  Deferred offering expenses (Note 2)                              373,404
  Computer software, less allowance for depreciation
    of $6,917 and $5,133                                             1,027          2,567
  Other assets                                                       2,000          3,777
                                                                ----------     ----------
TOTAL                                                           $  760,636     $  502,193
                                                                ----------     ----------
                                                                ----------     ----------

LIABILITIES AND STOCKHOLDER'S EQUITY

LIABILITIES:
  Accounts payable and accrued expenses                           $  3,361
  Due to affiliates (Note 2)                                        58,720      $  23,589
  Note payable to Berthel Fisher & Company, Inc. (Note 2)          493,350        253,150
                                                                ----------     ----------
           Total liabilities                                       555,431        276,739
                                                                ----------     ----------

COMMITMENTS AND CONTINGENCIES (Note 2)

STOCKHOLDER'S EQUITY:
  Common stock, no par value - authorized 10,000 shares,
    issued and outstanding 1,000 shares (Note 2)                 1,431,000      1,431,000
  Note receivable issued for common stock (Note 2)              (1,165,000)    (1,165,000)
  Accumulated deficit                                              (60,795)       (40,546)
                                                                ----------     ----------
           Total stockholder's equity                              205,205        225,454
                                                                ----------     ----------
TOTAL                                                           $  760,636     $  502,193
                                                                ----------     ----------
                                                                ----------     ----------


See notes to financial statements.

BERTHEL FISHER & COMPANY PLANNING, INC.
(A WHOLLY OWNED SUBSIDIARY OF
BERTHEL FISHER & COMPANY, INC.)

STATEMENTS OF OPERATIONS
YEARS ENDED DECEMBER 31, 1996 AND 1995

------------------------------------------------------------------------------------------
                                                                      1996           1995
REVENUES:
  Management fees (Note 2)                                      $  155,847      $  30,435
  Interest income (Note 2)                                         118,259         78,130
                                                                ----------     ----------
                                                                   274,106        108,565
                                                                ----------     ----------

EXPENSES:
  Management fee (Note 2)                                           72,000
  Employee compensation and benefits                               142,819        114,263
  Interest expense                                                  46,776          9,769
  Other general and administrative expenses                         44,760         15,712
                                                                ----------     ----------
           Total expenses                                          306,355        139,744
                                                                ----------     ----------

LOSS BEFORE INCOME TAXES                                           (32,249)       (31,179)
                                                                ----------     ----------

INCOME TAX BENEFIT (Note 3)                                        (12,000)
                                                                ----------     ----------

NET LOSS                                                        $  (20,249)    $  (31,179)
                                                                ----------     ----------
                                                                ----------     ----------

See notes to financial statements.

BERTHEL FISHER & COMPANY PLANNING, INC.
(A WHOLLY OWNED SUBSIDIARY OF
BERTHEL FISHER & COMANY, INC.)

STATEMENTS OF STOCKHOLDER'S EQUITY
YEARS ENDED DECEMBER 31, 1996 AND 1995

------------------------------------------------------------------------------------------------------------------------
                                                                    COMMON           NOTE    ACCUMULATED
                                                                     STOCK     RECEIVABLE        DEFICIT          TOTAL
BALANCE AT JANUARY 1, 1995                                       $  16,000                     $  (9,367)      $  6,633

  Cash contributed by Berthel
    Fisher & Company, Inc.                                         250,000                                      250,000

  Issuance of note receivable
    by Berthel Fisher & Company, Inc.
    for common stock                                             1,165,000    $(1,165,000)

  Net loss                                                                                       (31,179)       (31,179)
                                                              ------------  -------------     ----------     ----------

BALANCE AT DECEMBER 31, 1995                                     1,431,000     (1,165,000)       (40,546)       225,454

  Net loss                                                                                       (20,249)       (20,249)
                                                              ------------  -------------     ----------     ----------

BALANCE AT DECEMBER 31, 1996                                    $1,431,000    $(1,165,000)      $(60,795)      $205,205
                                                              ------------  -------------     ----------     ----------
                                                              ------------  -------------     ----------     ----------


See notes to financial statements.

BERTHEL FISHER & COMPANY PLANNING, INC.
(A WHOLLY OWNED SUBSIDIARY OF
BERTHEL FISHER & COMPANY, INC.)

STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 1996 AND 1995

----------------------------------------------------------------------------------------------------------------
                                                                                        1996           1995
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                                                          $  (20,249)    $  (31,179)
  Adjustments to reconcile net loss to net cash flows
    from operating activities:
    Depreciation expense                                                                 1,784          1,540
    Changes in operating assets and liabilities:
      Due from affiliates                                                             (150,067)      (100,777)
      Other assets                                                                       1,777         (3,776)
      Accounts payable and accrued expenses                                              3,361
      Due to affiliates                                                                 35,131         12,773
                                                                                    ----------     ----------
           Net cash flows from operating activities                                   (128,263)      (121,419)
                                                                                    ----------     ----------

CASH FLOWS FROM INVESTING ACTIVITIES:
  Payments for offering expenses                                                      (283,214)      (565,430)
  Proceeds from reimbursement of expenses from
    Berthel Growth and Income Trust I                                                  150,520        204,720
  Additions to computer software                                                          (244)
                                                                                    ----------     ----------
           Net cash flows from investing activities                                   (132,938)      (360,710)
                                                                                    ----------     ----------

CASH FLOWS FROM FINANCING ACTIVITIES:
  Contributions by Berthel Fisher & Company, Inc.                                                     250,000
  Payments on note payable to Berthel Fisher & Company, Inc.                           (26,700)
  Proceeds from note payable to Berthel Fisher & Company, Inc.                         266,900        253,150
                                                                                    ----------     ----------
           Net cash flows from financing activities                                    240,200        503,150
                                                                                    ----------     ----------

NET INCREASE (DECREASE) IN CASH                                                        (21,001)        21,021

CASH AT BEGINNING OF YEAR                                                               21,159            138
                                                                                    ----------     ----------

CASH AT END OF YEAR                                                                     $  158      $  21,159
                                                                                    ----------     ----------
                                                                                    ----------     ----------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
  Noncash financing activity - Note receivable from
    Berthel Fisher & Company, Inc. for common stock                                              $  1,165,000
  Noncash investing activity - Deferred offering expenses reclassified from
    reimbursable organizational and offering expenses                               $  373,404

See notes to financial statements.

BERTHEL FISHER & COMPANY PLANNING, INC.
(A WHOLLY OWNED SUBSIDIARY OF
BERTHEL FISHER & COMPANY, INC.)

NOTES TO FINANCIAL STATEMENTS
YEARS ENDED DECEMBER 31, 1996 AND 1995
-------------------------------------------------------------------------------
1.  SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION - Berthel Fisher & Company Planning, Inc. (the "Company") is a wholly-owned subsidiary of Berthel Fisher & Company, Inc. (the "Parent"). The Company is a registered investment advisor and manager and serves as a trust advisor to Berthel Growth & Income Trust I (the "Trust"), a closed-end management investment company electing status as a business development company under the Investment Company Act of 1940 which invests in securities of small and medium sized privately and publicly owned companies.

    USE OF ESTIMATES - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ significantly from those estimated.

    COMPUTER SOFTWARE - Computer software is stated at cost less allowance for depreciation. Depreciation is computed by the straight-line method over the estimated useful life of the asset.

    RECLASSIFICATIONS - Certain amounts in the 1995 financial statements have been reclassified to conform with the 1996 financial statement presentation.

2.  RELATED PARTY TRANSACTIONS

    MANAGEMENT AGREEMENTS - The Company has entered into a management agreement with the Trust that provides for incentive compensation from the Trust based on the capital appreciation of the Trust's investments. The Trust pays the Company an annual management fee equal to 2.5% of the value of the assets of the Trust. The management fee is paid quarterly, in arrears, and is determined by reference to the net value of the assets of the Trust as of the first day of that quarter. Management fees earned during the years ended December 31,1996 and 1995 relating to this agreement aggregated $155,847 and $30,435, respectively.

    The Company has an unwritten, month-to-month agreement with its Parent in which the Company's Parent provided management services at a monthly rate of $6,000 in 1996.

    The Company also entered into a financing arrangement with the Parent primarily for purposes of short-term financing. The note payable to Berthel Fisher & Company, Inc. is due on demand, uncollateralized and bears interest at a rate of 12%.

    ORGANIZATIONAL AND OFFERING EXPENSES - The Trust reimburses the Company for organizational and offering expenses paid or incurred by the Company in connection with organizing the Trust and offering the shares for sale. The amount of reimbursement may not exceed 4% of the aggregate sales price of all shares sold. During the years ended December 31, 1996 and 1995, the organizational and offering expenses incurred by the Company aggregated $283,214 and $565,430, of which the Trust reimbursed the Company $150,520 and $204,720, respectively. Any organizational and offering expenses of the Trust in excess of the 4% reimbursement will be the responsibility of and will be paid by the Company. Management anticipates that the sales of shares will not be sufficient to provide for reimbursement of all organization and offering expenses, and therefore costs of $373,404 have been reclassified as deferred offering expenses. These unreimbursed amounts will be amortized over a period of not more than sixty months commencing in 1997.

    OTHER TRANSACTIONS - On April 19, 1995, Berthel Fisher & Company, Inc. contributed cash of $250,000 and issued an unsecured note for $1,165,000 to the Company as additional equity pursuant to its common stock investment. The note receivable is due on demand and bears interest at 10%. Interest income related to this note receivable approximated $118,000 and $74,000 for the years ended December 31, 1996 and 1995, respectively.

    Due to affiliates consisted of the following at December 31, 1996 and 1995:

                                                          1996      1995

     Intercompany interest payable to Berthel
       Fisher & Company, Inc.                           $ 58,211  $ 11,435
     Intercompany accounts payable                           509    12,154
                                                        --------  --------
                                                        $ 58,720  $ 23,589
                                                        --------  --------
                                                        --------  --------



    Due from affiliates consisted of the following at December 31, 1996 and 1995:

                                                          1996       1995

     Intercompany interest receivable from Berthel
       Fisher & Company, Inc.                            $193,025  $ 74,766
     Management fee receivable from Berthel Growth
       and Income Trust I                                  47,022    27,214
     Receivable from Berthel Fisher & Company, Inc.        24,000    12,000
                                                         --------  --------
                                                         $264,047  $113,980
                                                         --------  --------
                                                         --------  --------

3.  INCOME TAXES

    The results of the Company's operations are included in the consolidated federal and state tax returns of Berthel Fisher & Company, Inc. The entities included in the consolidated returns have adopted the policy of allocating income tax expense or benefit based upon the pro rata contribution by the entity to the consolidated taxable operating income or loss. Generally, this allocation results in profitable entities recognizing a tax provision as if the individual company filed a separate return, and loss companies recognizing tax benefits to the extent that their losses contribute to reduce consolidated taxes. Deferred income taxes are established by each member of the consolidated group based upon the temporary differences within the entity.

    Current and deferred components of the income tax benefit for the year ended December 31, 1996 is summarized as follows:

        Current                                           $  12,000
        Deferred
                                                          ---------
        Income tax benefit                                $  12,000
                                                          ---------
                                                          ---------

                                   * * * * *

                                     PART B
                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

Items 14 through 23 are contained in the Prospectus. Please see Cross Reference Sheet, p.2.

                                     PART C
                               OTHER INFORMATION

Item 24.    Financial Statements and Exhibits

     1.   Financial Statements - Included in Prospectus

     2.   Exhibits

                   2.a       Certificate of Trust*
                   2.b       Not Applicable
                   2.c       Not Applicable

                   2.d       Amended and Restated Declaration of Trust*

                   2.e       Not Applicable
                   2.f       Not Applicable
                   2.g       Form of Management Agreement*
                   2.h-1     Form of Dealer Manager Agreement*
                   2.h-2     Form of Soliciting Dealer Agreement*
                   2.i       Not Applicable
                   2.j       Form of Safekeeping Agreement*
                   2.k       Form of Escrow Agreement*
                   2.l       Opinion and Consent of Bradley & Riley, P.C.*
                   2.m       Not Applicable


                   2.n-2     Tax Opinion and Consent of
                               Bradley & Riley, P.C.*
                   2.o       Not Applicable
                   2.p       Not Applicable
                   2.q       Not Applicable
                   2.s       Powers of Attorney*

                  99.2n-1    Consent of Ernst & Young LLP
                  99.2n-3    Consent of Deloitte & Touche LLP
                  27         Financial Data Schedule

_______________________
* Previously filed.

Item 25.    Marketing Arrangements

       There are no items to report.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and/or the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cedar Rapids, and State of Iowa, on the 16th day of May, 1997.

                                        BERTHEL GROWTH & INCOME TRUST I

                                        By:  TJB Capital Management, Inc.
                                             its Corporate Trustee


                                        By /s/ Thomas J. Berthel
                                            ________________________________
                                               THOMAS J. BERTHEL, Chief
                                                   Executive Officer


     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

/s/ Thomas J. Berthel                          May 16
____________________________________          ________________________, 1997
THOMAS J. BERTHEL, Chief Executive
   Officer, Executive Director and
   Chairman of the Board of the
   Corporate Trustee (principal
   executive officer)

/s/ James D. Thorp                             May 16
____________________________________          ________________________, 1997
JAMES D. THORP, President and Managing
   Director of the Corporate Trustee

/s/ Ronald O. Brendengen                       May 16
____________________________________          ________________________, 1997
RONALD O. BRENDENGEN, Director, Chief
   Financial Officer and Treasurer of the
   Corporate Trustee (principal financial
   and accounting officer)

/s/ Leslie D. Smith                            May 16
____________________________________          ________________________, 1997
LESLIE D. SMITH, Secretary and Director
   of the Corporate Trustee

/s/ Henry T. Madden                            May 16
____________________________________          ________________________, 1997
HENRY T. MADDEN, Independent Trustee of
   Berthel Growth & Income Trust I

/s/ Henry Royer                                May 16
____________________________________          ________________________, 1997
HENRY ROYER, Independent Trustee of
   Berthel Growth & Income Trust I

/s/ Von Elbert                                 May 16
____________________________________          ________________________, 1997
VON ELBERT, Director of the Corporate
   Trustee

                                INDEX TO EXHIBITS


Exhibit                                                           Page
-------                                                           ----
99.2n-1     Consent of Ernst & Young LLP
99.2n-3     Consent of Deloitte & Touche LLP
27          Financial Data Schedule